UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-5088

The AllianceBernstein Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2005

Date of reporting period:  August 31, 2005




ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

AllianceBernstein Wealth Strategies
Wealth Appreciation Strategy
Balanced Wealth Strategy
Wealth Preservation Strategy


Annual Report

August 31, 2005




Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.




October 24, 2005


Annual Report

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the "Strategies") for the annual reporting period ended August 31, 2005. As of May 20, 2005, the Strategies invest in a combination of portfolios of the AllianceBernstein Pooling Portfolios ("Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by Alliance Capital Management, L.P. (the "Adviser").

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy seeks to achieve long-term growth of capital by investing in portfolios of equity securities. The Strategy is designed for investors who seek equity returns without regard to taxes but also want broad diversification of related risks across styles, capitalization ranges and geographic regions. Normally, the Strategy's targeted blend is an equal weighting of portfolios that invest in growth and value stocks (50% each), with approximately 70% of each in portfolios that invest primarily in U.S. companies and 30% in portfolios that invest primarily in non-U.S. companies. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance toward the targeted blends. The Strategy can also selectively invest in portfolios that invest primarily in real estate investment trusts (REITs), which often provide attractive income, yet historically have had a low correlation to other asset classes that can make up the portfolio.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy is designed for investors who seek a moderate tilt toward equity returns without regard to taxes but also want risk diversification offered by debt securities and broad diversification of equity risk across styles, capitalization ranges and geographic regions. Normally, the Strategy's targeted weighting is 60% in portfolios that invest primarily in equity and 40% in portfolios that invest primarily in debt securities. The Strategy's targeted equity blend is an equal weighting of portfolios that invest primarily in growth and value stocks (50% each), with approximately 70% of each investing in portfolios primarily composed of U.S. companies and 30% in portfolios investing primarily in non-U.S. companies. The Strategy's fixed-income portfolios will primarily be investment grade, but may include high yield ("junk bonds") and preferred stock. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance toward the targeted blends. The Strategy can also selectively invest in portfolios of REITs, which often provide attractive income yet historically have had a low correlation to the other asset classes that can make up the portfolio.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 1


AllianceBernstein Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy is designed for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Normally, the Strategy's targeted weighting is 70% in portfolios that invest primarily in debt securities and 30% in portfolios that invest in equity securities. The Strategy's targeted equity blend is an equal weighting of portfolios that invest in growth and value stocks (50% each), with approximately 70% of each investing in portfolios primarily composed of U.S. companies and 30% in portfolios investing primarily in non-U.S. companies. The Strategy's fixed-income portfolios will be investment grade. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. The Strategy can also invest in portfolios of REITs, which often provide attractive income, yet historically have had a low correlation to other asset classes that can make up the portfolio.

Investment Results

The tables on pages 6-8 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended August 31, 2005. Each Strategy's balanced benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 70% Standard & Poor's (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Balanced Wealth Strategy, 60% S&P 500 Stock Index and 40% Lehman Brothers (LB) U.S. Aggregate Index; and AllianceBernstein Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB U.S. Aggregate Index.

AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Appreciation Strategy outperformed their respective balanced benchmarks during both the six- and 12-month periods ended August 31, 2005. AllianceBernstein Wealth Preservation Strategy outperformed its balanced benchmark during the 12-month period, and performed roughly in line with the benchmark during the six-month period.

The Strategies' approach of seeking return in not only the U.S. equity market, but also in the international equity markets, contributed significantly to the 12-month performance of each of the Strategies, as international stocks substantially outperformed U.S. stocks. While the S&P 500 Stock Index gained a healthy 12.55% for the 12-month period, the international markets gained 23.58%, as measured by the MSCI EAFE Index. The Strategies' performance was further enhanced by their investments in REITs, as REITs returned 10.77% in the six-month period and 28.63% in the 12-month period, measured by the European Public Real Estate Association/National Association of Real


2 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Estate Investment Trusts (EPRA/NAREIT) Global Real Estate Index. The Strategies' six-month returns were buoyed by strong performance of their U.S. large cap growth holdings, which were positioned to take advantage of a long-expected recovery in growth stocks that finally materialized in the period from May through July, led by strong gains in the technology sector.

The U.S. bond market showed strength in the face of rising interest rates. In this environment, AllianceBernstein Balanced Wealth Strategy posted strong returns, substantially outperforming its balanced benchmark, with significant positive contribution from the Strategy's equity investments. Strong performance in equities also helped AllianceBernstein Wealth Preservation Strategy outperform not only the LB U.S. Aggregate Index, but also its balanced benchmark over the 12-month period and helped it remain in line over the six-month period ended August 31, 2005.

Market Review and Investment Strategy

While the U.S. economy boasted strong employment and income trends, continued high oil prices and the threat of inflation muted U.S. equity returns, with the S&P 500 Stock Index returning 2.33% for the six-month period ended August 31, 2005. International equities fared substantially better, returning 9.30% in local currency terms. However, these gains were largely eroded from a U.S. investor perspective by strong gains in the U.S. dollar, resulting in a far more modest 1.98% gain in the international markets in U.S. dollar terms, as measured by the MSCI EAFE Index.

Bonds fared surprisingly well, especially given the Federal Reserve's continued interest rate hikes, as the yield curve continued to flatten. Short duration bonds returned 1.5% and 1.1% in the six- and 12-month periods, measured by the Merrill Lynch 1-3 Year Treasury Index, while the LB U.S. Aggregate Index returned 2.85% and 4.15% during the six- and 12-month periods ended August 31, 2005, respectively.

The Strategies' U.S. equity holdings remain positioned to continue to capture the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums. The Strategies' international holdings are seeking diverse opportunities across the globe, with a particular focus in emerging markets where the Strategies' specialists have identified a range of world-class companies trading at unusually large discounts. In the Strategies' bond portfolios, the yield advantage offered by non-Treasury sectors is historically compressed today; the Strategies' exposure has been moderated while continuing to focus on specific security opportunities and staying well diversified.

As always, the Strategies' portfolio management team remains focused on combining low correlation asset classes, blending growth and value investment styles, globalizing the portfolios and ensuring the portfolios are aligned with the team's strategic asset allocation targets through a disciplined rebalancing process.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. The Strategies are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies' quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor's (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) U.S. Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Strategies.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


HISTORICAL PERFORMANCE
(continued from previous page)


A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation in the underlying portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds, otherwise known as junk bonds, involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks and real estate investment trusts. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will also allocate their investments to corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully described in the prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 5


WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2005
                                                              Returns
                                                     --------------------------
                                                      6 Months       12 Months
                                                     --------------------------
AllianceBernstein Wealth Appreciation Strategy
  Class A                                               5.03%          17.68%
  Class B                                               4.64%          16.82%
  Class C                                               4.64%          16.82%
  Advisor Class                                         5.19%          18.04%
  Class R                                               4.88%          17.37%
  Class K**                                             4.51%*
  Class I**                                             4.59%*

70% S&P 500 Stock Index/30% MSCI EAFE Index             2.23%          15.86%

S&P 500 Stock Index                                     2.33%          12.55%

MSCI EAFE Index                                         1.98%          23.58%

*    Since Inception. (See inception dates below.)

**   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/2/03* TO 8/31/05

AllianceBernstein Wealth Appreciation Strategy Class A: $12,325
70% S&P 500 Stock Index/30% MSCI EAFE Index: $13,130
S&P 500 Stock Index: $12,370
MSCI EAFE Index: $14,989

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            AllianceBernstein         70% S&P 500
           Wealth Appreciation      Stock Index/30%      S&P 500     MSCI EAFE
            Strategy Class A        MSCI EAFE Index    Stock Index     Index
-------------------------------------------------------------------------------
9/2/03*          $ 9,575                $10,000          $10,000      $10,000
8/31/04          $10,473                $11,332          $10,991      $12,129
8/31/05          $12,325                $13,130          $12,370      $14,989

*  Since inception of the Fund's Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/05) as compared to the performance of the Strategy's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2005
                                                              Returns
                                                     --------------------------
                                                      6 Months       12 Months
                                                     --------------------------
AllianceBernstein Balanced Wealth Strategy
  Class A                                               4.21%          13.22%
  Class B                                               3.91%          12.46%
  Class C                                               3.82%          12.46%
  Advisor Class                                         4.34%          13.60%
  Class R                                               4.05%          12.95%
  Class K**                                             3.88%*
  Class I**                                             4.02%*

60% S&P 500 Stock Index/40%
  LB U.S. Aggregate Index                               2.54%           9.19%

S&P 500 Stock Index                                     2.33%          12.55%

LB U.S. Aggregate Index                                 2.85%           4.15%

*    Since Inception. (See inception dates below.)

**   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/2/03* TO 8/31/05

AllianceBernstein Balanced Wealth Strategy Class A: $11,800
60% S&P 500 Stock Index/40% LB U.S. Aggregate Index: $11,865
S&P 500 Stock Index: $12,370
LB U.S. Aggregate Index: $11,123

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            AllianceBernstein      60% S&P 500 Stock                  LB U.S.
             Balanced Wealth       Index/40% LB U.S.     S&P 500     Aggregate
            Strategy Class A        Aggregate Index    Stock Index     Index
-------------------------------------------------------------------------------
9/2/03*          $ 9,575                $10,000          $10,000      $10,000
8/31/04          $10,422                $10,867          $10,991      $10,680
8/31/05          $11,800                $11,865          $12,370      $11,123

*  Since inception of the Fund's Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Class A shares (from 9/2/03* to 8/31/05) as compared to the performance of the Strategy's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 7


WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2005
                                                              Returns
                                                     --------------------------
                                                      6 Months       12 Months
                                                     --------------------------
AllianceBernstein Wealth Preservation Strategy
  Class A                                               2.96%           7.91%
  Class B                                               2.56%           7.14%
  Class C                                               2.56%           7.15%
  Advisor Class                                         3.10%           8.19%
  Class R                                               2.80%           7.70%
  Class K**                                             2.80%*
  Class I**                                             2.84%*

30% S&P 500 Stock Index/70%
  LB U.S. Aggregate Index                               2.69%           6.67%

S&P 500 Stock Index                                     2.33%          12.55%

LB U.S. Aggregate Index                                 2.85%           4.15%

*    Since Inception. (See inception dates below.)

**   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/2/03* TO 8/31/05

AllianceBernstein Wealth Preservation Strategy Class A: $11,090
30% S&P 500 Stock Index/70% LB U.S. Aggregate Index: $11,493
S&P 500 Stock Index: $12,370
LB U.S. Aggregate Index: $11,123

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            AllianceBernstein      30% S&P 500 Stock                  LB U.S.
           Wealth Preservation     Index/70% LB U.S.     S&P 500     Aggregate
            Strategy Class A        Aggregate Index    Stock Index     Index
-------------------------------------------------------------------------------
9/2/03*          $ 9,575                $10,000          $10,000      $10,000
8/31/04          $10,275                $10,774          $10,991      $10,681
8/31/05          $11,090                $11,493          $12,370      $11,123

*  Since inception of the Fund's Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Preservation Strategy Class A shares (from 9/2/03* to 8/31/05) as compared to the performance of the Strategy's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2005
-------------------------------------------------------------------------------
                                                  NAV Returns     SEC Returns
Class A Shares
1 Year                                               17.68%          12.72%
Since Inception*                                     13.46%          11.04%

Class B Shares
1 Year                                               16.82%          12.82%
Since Inception*                                     12.63%          11.28%

Class C Shares
1 Year                                               16.82%          15.82%
Since Inception*                                     12.63%          12.63%

Advisor Class Shares
1 Year                                               18.04%
Since Inception*                                     13.71%

Class R Shares
1 Year                                               17.37%
Since Inception*                                      8.41%

Class K Shares#
Since Inception*                                      4.51%

Class I Shares#
Since Inception*                                      4.59%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END
(SEPTEMBER 30, 2005)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                               12.91%
Since Inception*                                                     11.76%

Class B Shares
1 Year                                                               13.05%
Since Inception*                                                     12.42%

Class C Shares
1 Year                                                               15.96%
Since Inception*                                                     13.22%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

#    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 9


BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2005
-------------------------------------------------------------------------------
                                                   NAV Returns     SEC Returns
Class A Shares
1 Year                                               13.22%           8.40%
Since Inception*                                     11.02%           8.65%

Class B Shares
1 Year                                               12.46%           8.46%
Since Inception*                                     10.23%           8.86%

Class C Shares
1 Year                                               12.46%          11.46%
Since Inception*                                     10.23%          10.23%

Advisor Class Shares
1 Year                                               13.60%
Since Inception*                                     11.34%

Class R Shares
1 Year                                               12.95%
Since Inception*                                      7.15%

Class K Shares#
Since Inception*                                      3.88%

Class I Shares#
Since Inception*                                      4.02%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END
(SEPTEMBER 30, 2005)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                7.99%
Since Inception*                                                      8.84%

Class B Shares
1 Year                                                                7.96%
Since Inception*                                                      9.45%

Class C Shares
1 Year                                                               11.06%
Since Inception*                                                     10.36%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

#    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2005
-------------------------------------------------------------------------------
                                                   NAV Returns     SEC Returns
Class A Shares
1 Year                                                7.91%           3.34%
Since Inception*                                      7.62%           5.33%

Class B Shares
1 Year                                                7.14%           3.14%
Since Inception*                                      6.89%           5.48%

Class C Shares
1 Year                                                7.15%           6.15%
Since Inception*                                      6.85%           6.85%

Advisor Class Shares
1 Year                                                8.19%
Since Inception*                                      7.90%

Class R Shares
1 Year                                                7.70%
Since Inception*                                      5.09%

Class K Shares#
Since Inception*                                      2.80%

Class I Shares#
Since Inception*                                      2.84%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END
(SEPTEMBER 30, 2005)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                                3.04%
Since Inception*                                                      5.33%

Class B Shares
1 Year                                                                2.81%
Since Inception*                                                      5.90%

Class C Shares
1 Year                                                                5.82%
Since Inception*                                                      6.75%

* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

#    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 11


FUND EXPENSES


As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy

                    Beginning           Ending
                  Account Value      Account Value      Expenses Paid        Annualized
                  March 1, 2005     August 31, 2005     During Period*     Expense Ratio*
-----------------------------------------------------------------------------------------
Class A
Actual               $1,000            $1,050.29            $ 7.08             1.37%
Hypothetical**       $1,000            $1,018.30            $ 6.97             1.37%

Class B
Actual               $1,000            $1,046.44            $10.73             2.08%
Hypothetical**       $1,000            $1,014.72            $10.56             2.08%

Class C
Actual               $1,000            $1,046.44            $10.68             2.07%
Hypothetical**       $1,000            $1,014.77            $10.51             2.07%

Advisor Class
Actual               $1,000            $1,051.89            $ 5.43             1.05%
Hypothetical**       $1,000            $1,019.91            $ 5.35             1.05%

Class R
Actual               $1,000            $1,048.77            $ 8.83             1.71%
Hypothetical**       $1,000            $1,016.59            $ 8.69             1.71%

Class K#
Actual               $1,000            $1,045.11            $ 6.92             1.35%
Hypothetical**       $1,000            $1,018.30            $ 6.83             1.35%

Class I#
Actual               $1,000            $1,045.93            $ 5.39             1.05%
Hypothetical**       $1,000            $1,019.80            $ 5.32             1.05%


12 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


FUND EXPENSES
(continued from previous page)


Balanced Wealth Strategy

                    Beginning           Ending
                  Account Value      Account Value      Expenses Paid        Annualized
                  March 1, 2005     August 31, 2005     During Period*     Expense Ratio*
-----------------------------------------------------------------------------------------
Class A
Actual               $1,000            $1,042.12            $ 6.02             1.17%
Hypothetical**       $1,000            $1,019.31            $ 5.96             1.17%

Class B
Actual               $1,000            $1,039.11            $ 9.66             1.88%
Hypothetical**       $1,000            $1,015.73            $ 9.55             1.88%

Class C
Actual               $1,000            $1,038.19            $ 9.66             1.88%
Hypothetical**       $1,000            $1,015.73            $ 9.55             1.88%

Advisor Class
Actual               $1,000            $1,043.41            $ 4.48             0.87%
Hypothetical**       $1,000            $1,020.82            $ 4.43             0.87%

Class R
Actual               $1,000            $1,040.46            $ 7.71             1.50%
Hypothetical**       $1,000            $1,017.64            $ 7.63             1.50%

Class K#
Actual               $1,000            $1,038.80            $ 5.88             1.15%
Hypothetical**       $1,000            $1,019.30            $ 5.82             1.15%

Class I#
Actual               $1,000            $1,040.15            $ 4.50             0.88%
Hypothetical**       $1,000            $1,020.66            $ 4.46             0.88%

Wealth Preservation Strategy

                    Beginning           Ending
                  Account Value      Account Value      Expenses Paid        Annualized
                  March 1, 2005     August 31, 2005     During Period*     Expense Ratio*
-----------------------------------------------------------------------------------------
Class A
Actual               $1,000            $1,029.61            $ 6.24             1.22%
Hypothetical**       $1,000            $1,019.06            $ 6.21             1.22%

Class B
Actual               $1,000            $1,025.62            $ 9.75             1.91%
Hypothetical**       $1,000            $1,015.58            $ 9.70             1.91%

Class C
Actual               $1,000            $1,025.63            $ 9.80             1.92%
Hypothetical**       $1,000            $1,015.53            $ 9.75             1.92%

Advisor Class
Actual               $1,000            $1,030.95            $ 4.76             0.93%
Hypothetical**       $1,000            $1,020.52            $ 4.74             0.93%

Class R
Actual               $1,000            $1,027.98            $ 7.21             1.41%
Hypothetical**       $1,000            $1,018.10            $ 7.17             1.41%

Class K#
Actual               $1,000            $1,028.00            $ 5.85             1.15%
Hypothetical**       $1,000            $1,019.30            $ 5.82             1.15%

Class I#
Actual               $1,000            $1,028.38            $ 4.58             0.90%
Hypothetical**       $1,000            $1,020.56            $ 4.56             0.90%


* Expenses are equal to each Class' annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period). Expenses of the Underlying Portfolios in which the Strategies invest are not included herein.

**   Assumes 5% return before expenses.

#    Commencement of distribution on March 1, 2005.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 13


WEALTH APPRECIATION STRATEGY
PORTFOLIO SUMMARY
August 31, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $639.4


HOLDINGS BREAKDOWN*
[ ]  26.5%  U.S. Large Cap Growth Portfolio
[ ]  23.6%  U.S. Value Portfolio                        [PIE CHART OMITTED]
[ ]  13.8%  International Value Portfolio
[ ]  12.7%  International Growth Portfolio
[ ]   9.2%  Global Real Estate Investment Portfolio
[ ]   7.5%  Small/Mid Cap Value Portfolio
[ ]   6.7%  Small/Mid Cap Growth Portfolio


* All data are as of August 31, 2005. The Strategy's holdings breakdown is expressed as percentages of total investments and may vary over time. The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 78-145.


14 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


BALANCED WEALTH STRATEGY
PORTFOLIO SUMMARY
August 31, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $1,056.5


HOLDINGS BREAKDOWN*
[ ]  30.3%  Intermediate Duration Bond Portfolio
[ ]  15.1%  U.S. Large Cap Growth Portfolio             [PIE CHART OMITTED]
[ ]  15.1%  U.S. Value Portfolio
[ ]   9.6%  Global Real Estate Investment Portfolio
[ ]   8.4%  International Value Portfolio
[ ]   7.9%  International Growth Portfolio
[ ]   6.8%  High Yield Portfolio
[ ]   3.4%  Small/Mid Cap Growth Portfolio
[ ]   3.4%  Small/Mid Cap Value Portfolio


* All data are as of August 31, 2005. The Strategy's holdings breakdown is expressed as percentages of total investments and may vary over time. The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 78-145.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 15


WEALTH PRESERVATION STRATEGY
PORTFOLIO SUMMARY
August 31, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $356.5


HOLDINGS BREAKDOWN*
[ ]  27.4%  Intermediate Duration Bond Portfolio
[ ]  27.4%  Short Duration Portfolio                    [PIE CHART OMITTED]
[ ]  10.0%  Global Real Estate Investment Portfolio
[ ]   9.9%  Inflation Protected Securities Portfolio
[ ]   7.6%  U.S. Large Cap Growth Portfolio
[ ]   7.5%  U.S. Value Portfolio
[ ]   4.1%  International Value Portfolio
[ ]   3.7%  International Growth Portfolio
[ ]   1.2%  Small/Mid Cap Growth Portfolio
[ ]   1.2%  Small/Mid Cap Value Portfolio


* All data are as of August 31, 2005. The Strategy's holdings breakdown is expressed as percentages of total investments and may vary over time. The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 78-145.


16 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


STATEMENT OF NET ASSETS
August 31, 2005

                                                                    Wealth
                                                                 Appreciation
                                                                   Strategy
                                                                ---------------
ASSETS
Investments in underlying portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth
    (shares of 15,768,468)                                      $  169,195,664
  AllianceBernstein U.S. Value (shares of 14,637,886)              151,062,982
  AllianceBernstein International Value
    (shares of 8,070,518)                                           87,887,937
  AllianceBernstein International Growth
    (shares of 7,677,475)                                           81,150,914
  AllianceBernstein Global Real Estate Investment
    (shares of 5,474,117)                                           58,792,014
  AllianceBernstein Small-Mid Cap Value
    (shares of 4,499,041)                                           47,914,791
  AllianceBernstein Small-Mid Cap Growth
    (shares of 3,896,394)                                           42,821,372
                                                                --------------
    Total investments (cost $572,085,675)                          638,825,674
Cash                                                                     2,071
Receivable for shares of beneficial interest sold                    3,175,045
Dividends and interest receivable                                       67,067
                                                                --------------
Total assets                                                       642,069,857
                                                                --------------

LIABILITIES
Payable for investments purchased                                      933,435
Payable for shares of beneficial interest redeemed                     819,336
Advisory fee payable                                                   346,424
Distribution fee payable                                               290,837
Transfer Agent fee payable                                              57,265
Accrued expenses                                                       179,641
                                                                --------------
Total liabilities                                                    2,626,938
                                                                --------------
Net Assets                                                      $  639,442,919
                                                                ==============

COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par                           $          504
Additional paid-in capital                                         572,008,343
Distributions in excess of net investment income                      (138,298)
Accumulated net realized gain on investment and
  foreign currency transactions                                        834,635
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                       66,737,735
                                                                --------------
                                                                $  639,442,919
                                                                ==============

                                           Net Asset Value and:
                                          -----------------------    Maximum
                              Shares       Offering   Redemption     Offering
Class        Net Assets     Outstanding     Price       Price         Price*
-----------------------------------------------------------------------------
A           $ 261,217,706    20,505,737         --     $ 12.74       $ 13.31
B           $ 156,524,091    12,402,127    $ 12.62          --            --
C           $ 114,590,721     9,081,932    $ 12.62          --            --
Advisor     $ 106,972,539     8,379,005    $ 12.77     $ 12.77            --
R           $     116,851         9,211    $ 12.69     $ 12.69            --
K           $      10,551           828    $ 12.74     $ 12.74            --
I           $      10,460           820    $ 12.75     $ 12.75            --


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

     See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 17


STATEMENT OF NET ASSETS
August 31, 2005
                                                                   Balanced
                                                                    Wealth
                                                                   Strategy
                                                                ---------------
ASSETS
Investments in underlying portfolios, at value:
  AllianceBernstein Intermediate Duration Bond
    (shares of 31,487,790)                                      $  318,656,435
  AllianceBernstein U.S. Large Cap Growth
    (shares of 14,855,027)                                         159,394,445
  AllianceBernstein U.S. Value (shares of 15,445,198)              159,394,444
  AllianceBernstein Global Real Estate Investment
    (shares of 9,466,026)                                          101,665,123
  AllianceBernstein International Value
    (shares of 8,075,561)                                           87,942,861
  AllianceBernstein International Growth
    (shares of 7,867,458)                                           83,159,033
  AllianceBernstein High Yield (shares of 6,895,648)                71,369,955
  AllianceBernstein Small-Mid Cap Value
    (shares of 3,349,758)                                           35,674,919
  AllianceBernstein Small-Mid Cap Growth
    (shares of 3,246,125)                                           35,674,919
                                                                --------------
    Total investments (cost $977,497,890)                        1,052,932,134
Cash                                                                     3,450
Receivable for shares of beneficial interest sold                    7,340,044
Dividends and interest receivable                                       66,463
                                                                --------------
Total assets                                                     1,060,342,091
                                                                --------------

LIABILITIES
Payable for shares of beneficial interest redeemed                   1,259,759
Payable for investments purchased                                    1,245,860
Distribution fee payable                                               523,916
Advisory fee payable                                                   478,391
Transfer Agent fee payable                                              67,618
Accrued expenses                                                       242,786
                                                                --------------
Total liabilities                                                    3,818,330
                                                                --------------
Net Assets                                                      $1,056,523,761
                                                                ==============

COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par                           $          885
Additional paid-in capital                                         978,040,109
Distributions in excess of net investment income                      (146,967)
Accumulated net realized gain on investment and
  foreign currency transactions                                      3,197,741
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                       75,431,993
                                                                --------------
                                                                $1,056,523,761
                                                                ==============

                                           Net Asset Value and:
                                          -----------------------    Maximum
                              Shares       Offering   Redemption     Offering
Class        Net Assets     Outstanding     Price       Price         Price*
-----------------------------------------------------------------------------
A           $ 522,962,333    43,729,778         --     $ 11.96       $ 12.49
B           $ 276,274,584    23,205,707    $ 11.91          --            --
C           $ 203,261,816    17,066,520    $ 11.91          --            --
Advisor     $  53,678,565     4,481,374    $ 11.98     $ 11.98            --
R           $     233,080        19,512    $ 11.95     $ 11.95            --
K           $     102,978         8,607    $ 11.96     $ 11.96            --
I           $      10,405           870    $ 11.96     $ 11.96            --


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

     See notes to financial statements.


18 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


STATEMENT OF NET ASSETS
August 31, 2005


                                                                    Wealth
                                                                 Preservation
                                                                   Strategy
                                                                ---------------
ASSETS
Investments in underlying portfolios, at value:
  AllianceBernstein Intermediate Duration Bond
    (shares of 9,609,698)                                       $   97,250,144
  AllianceBernstein Short Duration Bond
    (shares of 9,686,269)                                           97,250,144
  AllianceBernstein Global Real Estate Investment
    (shares of 3,309,958)                                           35,548,947
  AllianceBernstein Inflation Protected Securities
    (shares of 3,526,840)                                           35,303,669
                                                                --------------
  AllianceBernstein U.S. Large Cap Growth
    (shares of 2,506,913)                                           26,899,179
  AllianceBernstein U.S. Value (shares of 2,562,427)                26,444,251
  AllianceBernstein International Value
    (shares of 1,330,850)                                           14,492,953
  AllianceBernstein International Growth
    (shares of 1,244,383)                                           13,153,125
  AllianceBernstein Small-Mid Cap Growth
    (shares of 390,823)                                              4,295,149
  AllianceBernstein Small-Mid Cap Value (shares of 399,765)          4,257,498
                                                                --------------
    Total investments (cost $337,855,134)                          354,895,059
Cash                                                                     1,408
Receivable for shares of beneficial interest sold                    3,296,567
Dividends and interest receivable                                       12,899
                                                                --------------
Total assets                                                       358,205,933
                                                                --------------

LIABILITIES
Payable for shares of beneficial interest redeemed                     786,901
Payable for investments purchased                                      490,947
Distribution fee payable                                               181,640
Advisory fee payable                                                   130,002
Transfer Agent fee payable                                              17,778
Accrued expenses                                                        96,873
                                                                --------------
Total liabilities                                                    1,704,141
                                                                --------------
Net Assets                                                      $  356,501,792
                                                                ==============

COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par                           $          320
Additional paid-in capital                                         339,480,832
Distributions in excess of net investment income                       (12,165)
Accumulated net realized loss on investment and
  foreign currency transactions                                         (6,783)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                       17,039,588
                                                                --------------
                                                                $  356,501,792
                                                                ==============

                                           Net Asset Value and:
                                          -----------------------    Maximum
                              Shares       Offering   Redemption     Offering
Class        Net Assets     Outstanding     Price       Price         Price*
-----------------------------------------------------------------------------
A           $ 166,005,942    14,864,940         --     $ 11.17       $ 11.67
B           $  87,970,934     7,907,323    $ 11.13          --            --
C           $  81,801,973     7,358,012    $ 11.12          --            --
Advisor     $  19,741,056     1,766,116    $ 11.18     $ 11.18            --
R           $     887,743        79,420    $ 11.18     $ 11.18            --
K           $      83,976         7,518    $ 11.17     $ 11.17            --
I           $      10,168           911    $ 11.16     $ 11.16            --


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

     See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 19


STATEMENT OF OPERATIONS
Year Ended August 31, 2005

                                     Wealth         Balanced         Wealth
                                  Appreciation       Wealth       Preservation
                                    Strategy        Strategy        Strategy
                                  ------------    ------------    ------------
INVESTMENT INCOME
Dividends (net of foreign
  taxes withheld of $328,543,
  $375,764, and $95,178,
  respectively)                   $  5,611,542    $  6,272,484    $  1,491,454
Distributions from
  Underlying Portfolios              1,696,591       4,488,639       1,676,504
    Interest                           156,917       7,635,072       4,536,567
                                  ------------    ------------    ------------
    Total income                     7,465,050      18,396,195       7,704,525
                                  ------------    ------------    ------------

EXPENSES
Advisory fee                         2,886,414       3,940,839       1,446,465
Distribution fee--Class A              511,215       1,025,027         347,988
Distribution fee--Class B            1,161,829       1,990,350         625,139
Distribution fee--Class C              816,423       1,390,341         596,382
Distribution fee--Class R                  265             495           2,954
Distribution fee--Class K                   13              43              37
Transfer agency                        603,901         748,101         227,766
Custodian                              564,696         638,699         359,316
Registration                           168,660         209,372         134,112
Printing                               150,234         212,256          68,507
Audit                                   68,437          68,967          69,837
Legal                                   59,192          85,365          34,819
Trustees' fees                          27,047          26,841          27,022
Miscellaneous                           33,686          48,281          27,921
                                  ------------    ------------    ------------
Total expenses                       7,052,012      10,384,977       3,968,265
Less: expenses waived/
  reimbursed by the Adviser
  (see Note B)                         (12,560)        (13,613)        (38,256)
Less: expense offset
  arrangement
  (see Note B)                          (2,995)         (3,936)         (1,231)
                                  ------------    ------------    ------------
Net expenses                         7,036,457      10,367,428       3,928,778
                                  ------------    ------------    ------------
Net investment income                  428,593       8,028,767       3,775,747
                                  ------------    ------------    ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENT
AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions(a)        (2,705,464)     (1,004,524)         85,522
  Sale of Underlying
    Portfolio shares                 3,643,820       5,538,033         419,959
  Futures contracts                     62,812        (169,330)        (41,080)
  Foreign currency
    transactions                      (137,250)       (140,616)         (7,662)
Net change in unrealized
  appreciation/depreciation of:
  Investments                       63,686,785      68,835,008      14,326,921
  Futures contracts                     14,399          25,626           3,594
  Foreign currency
    denominated assets
    and liabilities                     (2,707)          3,735            (760)
                                  ------------    ------------    ------------
Net gain on investment
  and foreign currency
  transactions                      64,562,395      73,087,932      14,786,494
                                  ------------    ------------    ------------
NET INCREASE IN NET
  ASSETS FROM
  OPERATIONS                      $ 64,990,988    $ 81,116,699    $ 18,562,241
                                  ============    ============    ============


(a) Net of foreign capital gains taxes of $3,462, $3,511 and $435, respectively.

     See notes to financial statements.


20 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


STATEMENT OF CHANGES IN NET ASSETS


                                                Wealth Appreciation Strategy
                                               -------------------------------
                                                                  September 2,
                                                Year Ended         2003(a) to
                                                 August 31,        August 31,
                                                   2005              2004
                                               -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                          $     428,593     $      63,101
Net realized gain on investment and
  foreign currency transactions                      863,918            42,391
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities              63,698,477         3,039,258
                                               -------------     -------------
Net increase in net assets from
  operations                                      64,990,988         3,144,750

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                           (810,387)          (58,455)
  Class B                                           (169,350)          (28,054)
  Class C                                           (118,849)          (24,425)
  Advisor Class                                     (325,876)          (24,976)
  Class R                                               (108)               -0-
Net realized gain on investment
  transactions
  Class A                                           (234,736)               -0-
  Class B                                           (177,826)               -0-
  Class C                                           (124,788)               -0-
  Advisor Class                                      (73,983)               -0-
  Class R                                                (34)               -0-

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase                                     324,826,984       248,652,044
                                               -------------     -------------
Total increase                                   387,782,035       251,660,884

NET ASSETS
Beginning of period                              251,660,884                -0-
                                               -------------     -------------
End of period (including
  undistributed/(distributions in
  excess of) net investment income
  of $(138,298) and $96,558,
  respectively)                                $ 639,442,919     $ 251,660,884
                                               =============     =============


(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 21

                                                  Balanced Wealth Strategy
                                              --------------------------------
                                                                 September 2,
                                                Year Ended        2003(a) to
                                                August 31,        August 31,
                                                   2005              2004
                                              --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                         $    8,028,767    $    2,399,712
Net realized gain (loss) on investment and
  foreign currency transactions                    4,223,563          (147,474)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities              68,864,369         6,567,624
                                              --------------    --------------
Net increase in net assets from
  from operations                                 81,116,699         8,819,862

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                         (5,983,126)         (926,236)
  Class B                                         (2,412,901)         (370,693)
  Class C                                         (1,679,148)         (283,986)
  Advisor Class                                     (636,404)         (116,767)
  Class R                                             (1,548)              (46)
  Class K                                                (83)               -0-
  Class I                                                (96)               -0-
Net realized gain on investment
  transactions
  Class A                                           (303,260)               -0-
  Class B                                           (193,874)               -0-
  Class C                                           (134,560)               -0-
  Advisor Class                                      (21,112)               -0-
  Class R                                               (122)               -0-

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase                                     576,813,175       402,837,987
                                              --------------    --------------
Total increase                                   646,563,640       409,960,121

NET ASSETS
Beginning of period                              409,960,121                -0-
                                              --------------    --------------
End of period (including
  undistributed/(distributions in
  excess of) net investment income
  of $(146,967) and $882,230,
  respectively)                               $1,056,523,761    $  409,960,121
                                              ==============    ==============


(a)  Commencement of operations.

     See notes to financial statements.


22 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                Wealth Preservation Strategy
                                               -------------------------------
                                                                  September 2,
                                                Year Ended         2003(a) to
                                                 August 31,        August 31,
                                                   2005              2004
                                               -------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income                          $   3,775,747     $   1,594,547
Net realized gain on investment and
  foreign currency transactions                      456,739           116,105
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities              14,329,755         2,709,833
                                               -------------     -------------
Net increase in net assets from operations        18,562,241         4,420,485

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                         (2,500,506)         (360,429)
  Class B                                         (1,000,448)         (139,978)
  Class C                                           (965,996)         (150,149)
  Advisor Class                                     (618,118)         (406,010)
  Class R                                             (7,554)              (64)
  Class K                                               (101)               -0-
  Class I                                               (111)               -0-
Net realized gain on investment
  transactions
  Class A                                           (147,874)               -0-
  Class B                                            (81,234)               -0-
  Class C                                            (81,175)               -0-
  Advisor Class                                      (36,212)               -0-
  Class R                                                (18)               -0-
Tax return of capital
  Class A                                           (102,119)               -0-
  Class B                                            (40,858)               -0-
  Class C                                            (39,451)               -0-
  Advisor Class                                      (25,244)               -0-
  Class R                                               (308)               -0-
  Class K                                                 (4)               -0-
  Class I                                                 (5)               -0-

TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST
Net increase                                     159,491,575       180,731,457
                                               -------------     -------------
Total increase                                   172,406,480       184,095,312

NET ASSETS
Beginning of period                              184,095,312                -0-
                                               -------------     -------------
End of period (including
  undistributed / (distributions in
  excess of) net investment income
  of $(12,165) and $659,151,
  respectively)                                $ 356,501,792     $ 184,095,312
                                               =============     =============


(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 23


NOTES TO FINANCIAL STATEMENTS
August 31, 2005


NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the "Trust") are registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy (the "Strategies"). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. As of May 20, 2005, the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy invest substantially all of their assets in a combination of portfolios of the AllianceBernstein Pooling Portfolios ("Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by Alliance Capital Management, L.P. (the "Adviser"). On May 20, 2005, the Strategies acquired shares in the Underlying Portfolios through a tax-free exchange of Strategy investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The amount of unrealized appreciation transferred to the Underlying Portfolios from Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy totaled $35,558,452, $38,448,399 and $8,737,585, respectively, and is reflected as a change in unrealized appreciation on the statement of operations. The transfer had no impact on the Strategies' net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional


24 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


information about some of the items discussed in these Notes to Financial Statements is contained in the Strategies' Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Income and capital


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 25


gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date when securities or Underlying Portfolio shares are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except that each Strategy's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees. Expenses of the Trust are charged to each Strategy in proportion to net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

7. Repurchase Agreements

It is each Strategy's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Strategy may be delayed or limited.


NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

                                          Average Daily Net Assets
                        ----------------------------------------------------------------
Strategy                First $2.5 Billion   Next $2.5 Billion   In Excess of $5 Billion
----------------------------------------------------------------------------------------
Wealth Appreciation            .65%                .55%                   .50%
Balanced Wealth                .55%                .45%                   .40%
Wealth Preservation            .55%                .45%                   .40%

Such fees are accrued daily and paid monthly.


26 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Prior to September 7, 2004, the Strategies paid the Adviser an advisory fee at the annual rates as follows:

                                                        Average Daily Net Assets
                     -----------------------------------------------------------------------------------------
Strategy               First $5 Billion     Next $2.5 Billion    Next $2.5 Billion    In Excess of $10 Billion
--------------------------------------------------------------------------------------------------------------
Wealth Appreciation           .95%                .90%                 .85%                    .80%
Balanced Wealth               .75%                .70%                 .65%                    .60%
Wealth Preservation           .75%                .70%                 .65%                    .60%

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Strategies at the reduced annual rates discussed above. From September 1, 2004 through September 6, 2004, such waivers amounted to $12,560, $13,558 and $6,025, respectively. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

                                                             Advisor
Strategy                 Class A     Class B     Class C      Class       Class R      Class K      Class I
-------------------------------------------------------------------------------------------------------------
Wealth Appreciation       1.50%       2.20%       2.20%       1.20%        1.70%        1.45%        1.20%
Balanced Wealth           1.20%       1.90%       1.90%        .90%        1.40%        1.15%         .90%
Wealth Preservation       1.20%       1.90%       1.90%        .90%        1.40%        1.15%         .90%

For the year ended August 31, 2005, such reimbursement amounted to $-0-, $55 and $32,231 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

The Strategies compensate Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by AGIS amounted to $308,014, $359,899 and $102,501 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2005.

For the year ended August 31, 2005, the Strategies' expenses were reduced by $2,995, $3,936 and $1,231 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 27


Strategies' shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2005 as follows:

                               Front End
                             Sales Charges                Contingent Deferred Sales Charges
                         --------------------------------------------------------------------------------
Strategy                        Class A              Class A             Class B             Class C
---------------------------------------------------------------------------------------------------------
Wealth Appreciation             $201,243             $29,248            $220,208             $29,617
Balanced Wealth                  488,963               3,643             411,741              55,385
Wealth Preservation              167,146              19,092             153,212              30,124

Brokerage commissions paid on investment transactions for the year ended August 31, 2005 amounted to $555,319, $577,288 and $98,961 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, of which $52,998 and $97,473; $11,483 and $4,928; and $4,846 and
$753 were paid by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50 of 1% of each Strategy's average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the strategy's average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of each Strategy's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by


28 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2005, were as follows:

Wealth Appreciation                                Purchases          Sales
-------------------                             --------------   --------------
Investment securities
  (excluding U.S government securities)         $  345,598,637   $  103,065,843
U.S. government securities                                  -0-              -0-
Investments of Underlying Portfolio
  Shares                                           100,422,909       33,523,938

Balanced Wealth                                    Purchases          Sales
---------------                                 --------------   --------------
Investment securities
  (excluding U.S government securities)         $  730,429,143   $  277,630,430
U.S. government securities                          76,181,178       79,634,732
Investments of Underlying Portfolio
  Shares                                           215,349,058       53,265,674

Wealth Preservation                                Purchases          Sales
-------------------                             --------------   --------------
Investment securities
  (excluding U.S government securities)         $  142,771,043   $   79,145,616
U.S. government securities                         153,369,577      117,590,210
Investments of Underlying Portfolio
  Shares                                            55,673,459        7,737,405


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, accrued foreign capital gains taxes and foreign currency transactions) are as follows:

                                                   Gross              Gross
                                                Unrealized         Unrealized       Net Unrealized
Strategy                        Cost           Appreciation       Depreciation       Appreciation
---------------------------------------------------------------------------------------------------------
Wealth Appreciation       $ 572,085,675        $ 66,739,999             $ -0-        $ 66,739,999
Balanced Wealth             977,540,260          75,391,874               -0-          75,391,874
Wealth Preservation         337,861,917          17,033,142               -0-          17,033,142


1. Forward Exchange Currency Contracts

The Strategies may enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 29


closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Strategies.


The Strategies' custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Strategies having a value at least equal to the aggregate amount of the Strategies' commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Strategies have in that particular currency contract.

2. Financial Futures Contracts

The Strategies may buy or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. The Strategies bear the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Strategies enter into a futures contract, each Strategy deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategies agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategies as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Strategies record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


30 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


NOTE E

Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares for the Strategies. Transactions in shares of beneficial interest were as follows:

                                   Wealth Appreciation Strategy
                    -----------------------------------------------------------
                               Shares                      Amount
                    ---------------------------  ------------------------------
                                    September 2,                   September 2,
                      Year Ended    2003(a) to     Year Ended       2003(a) to
                       August 31,    August 31,     August 31,      August 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold           14,992,515     9,700,814   $ 179,526,241   $ 104,634,253
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           80,898         4,547         979,671          48,891
-------------------------------------------------------------------------------
Shares converted
  from Class B           233,760        57,285       2,919,765         632,176
-------------------------------------------------------------------------------
Shares redeemed       (3,154,469)   (1,409,613)    (38,055,209)    (15,099,848)
-------------------------------------------------------------------------------
Net increase          12,152,704     8,353,033   $ 145,370,468   $  90,215,472
===============================================================================

Class B
Shares sold            7,048,071     6,915,614   $  83,422,567   $  74,391,111
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           25,684         2,168         309,754          23,062
-------------------------------------------------------------------------------
Shares converted
  to Class A            (235,665)      (57,339)     (2,919,765)       (632,176)
-------------------------------------------------------------------------------
Shares redeemed       (1,085,405)     (211,001)    (12,908,130)     (2,269,621)
-------------------------------------------------------------------------------
Net increase           5,752,685     6,649,442   $  67,904,426   $  71,512,376
===============================================================================

Class C
Shares sold            5,414,013     4,939,004   $  64,377,772   $  52,899,223
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           13,373         1,059         161,142          11,325
-------------------------------------------------------------------------------
Shares redeemed       (1,030,037)     (255,480)    (12,258,387)     (2,747,114)
-------------------------------------------------------------------------------
Net increase           4,397,349     4,684,583   $  52,280,527   $  50,163,434
===============================================================================


(a)  Commencement of operations.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 31


                                     Wealth Appreciation Strategy
                    -----------------------------------------------------------
                               Shares                       Amount
                    ---------------------------  ------------------------------
                                    September 2,                   September 2,
                      Year Ended     2003(a) to    Year Ended       2003(a) to
                       August 31,    August 31,     August 31,      August 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold            5,676,805     5,442,893   $  68,061,336   $  57,974,580
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           29,758           682         360,375           7,878
-------------------------------------------------------------------------------
Shares redeemed         (773,459)   (1,997,674)     (9,269,436)    (21,231,796)
-------------------------------------------------------------------------------
Net increase           4,933,104     3,445,901   $  59,152,275   $  36,750,662
===============================================================================

                                    February 17,                   February 17,
                      Year Ended     2004(b) to    Year Ended       2004(b) to
                       August 31,    August 31,     August 31,     August 31,
                         2005          2004           2005           2004
                     ------------  ------------  --------------  --------------
Class R
Shares sold                9,972           895   $     119,261   $      10,100
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                6            -0-             64              -0-
-------------------------------------------------------------------------------
Shares redeemed           (1,662)           -0-        (20,137)             -0-
-------------------------------------------------------------------------------
Net increase               8,316           895   $      99,188   $      10,100
===============================================================================


                        March 1,                     March 1,
                       2005(b) to                  2005(b) to
                       August 31,                  August 31,
                         2005                         2005
                     ------------                --------------
Class K
Shares sold                  828                 $      10,100
---------------------------------------------------------------
Net increase                 828                 $      10,100
===============================================================

Class I
Shares sold                  820                 $      10,000
---------------------------------------------------------------
Net increase                 820                 $      10,000
===============================================================


(a)  Commencement of operations.

(b)  Commencement of distribution.


32 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                     Balanced Wealth Strategy
                    -----------------------------------------------------------
                               Shares                       Amount
                    ---------------------------  ------------------------------
                                   September 2,                    September 2,
                      Year Ended    2003(a) to     Year Ended       2003(a) to
                       August 31,    August 31,     August 31,      August 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold           33,140,444    19,094,562   $ 380,340,634   $ 202,257,704
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          526,319        79,701       6,003,862         858,760
-------------------------------------------------------------------------------
Shares converted
  from Class B           257,110        66,957       2,992,852         720,229
-------------------------------------------------------------------------------
Shares redeemed       (7,424,943)   (2,010,372)    (85,403,159)    (21,386,302)
-------------------------------------------------------------------------------
Net increase          26,498,930    17,230,848   $ 303,934,189   $ 182,450,391
===============================================================================

Class B
Shares sold           13,629,125    12,029,068   $ 155,204,707   $ 127,317,947
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          202,591        29,179       2,308,345         313,711
-------------------------------------------------------------------------------
Shares converted
  to Class A            (257,944)      (67,149)     (2,992,852)       (720,229)
-------------------------------------------------------------------------------
Shares redeemed       (1,845,087)     (514,076)    (21,087,674)     (5,459,669)
-------------------------------------------------------------------------------
Net increase          11,728,685    11,477,022   $ 133,432,526   $ 121,451,760
===============================================================================

Class C
Shares sold           10,671,592     8,396,209   $ 121,940,358   $  88,504,866
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          100,993        14,683       1,151,064         158,988
-------------------------------------------------------------------------------
Shares redeemed       (1,633,405)     (483,552)    (18,671,563)     (5,156,358)
-------------------------------------------------------------------------------
Net increase           9,139,180     7,927,340   $ 104,419,859   $  83,507,496
===============================================================================

Advisor Class
Shares sold            3,307,529     2,194,888   $  38,018,216   $  23,089,731
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           48,220         8,137         550,357          87,945
-------------------------------------------------------------------------------
Shares redeemed         (337,428)     (739,972)     (3,866,563)     (7,759,336)
-------------------------------------------------------------------------------
Net increase           3,018,321     1,463,053   $  34,702,010   $  15,418,340
===============================================================================


(a)  Commencement of operations.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 33


                                    Balanced Wealth Strategy
                    -----------------------------------------------------------
                               Shares                       Amount
                    ---------------------------  ------------------------------
                                    February 17,                   February 17,
                      Year Ended    2004(b) to     Year Ended      2004(b) to
                       August 31,    August 31,     August 31,      August 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class R
Shares sold               25,519           910   $     294,542   $      10,000
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              129            -0-          1,486              -0-
-------------------------------------------------------------------------------
Shares redeemed           (7,046)           -0-        (82,782)             -0-
-------------------------------------------------------------------------------
Net increase              18,602           910   $     213,246   $      10,000
===============================================================================

                       March 1,                     March 1,
                      2005(b) to                   2005(b) to
                      August 31,                   August 31,
                         2005                         2005
                     ------------                --------------
Class K
Shares sold                8,607                 $     101,245
---------------------------------------------------------------
Net increase               8,607                 $     101,245
===============================================================

Class I
Shares sold                  870                 $      10,100
---------------------------------------------------------------
Net increase                 870                 $      10,100
===============================================================


(b)  Commencement of distribution.


34 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                  Wealth Preservation Strategy
                    -----------------------------------------------------------
                               Shares                       Amount
                    ---------------------------  ------------------------------
                                    September 2,                   September 2,
                      Year Ended     2003(a) to    Year Ended       2003(a) to
                       August 31,    August 31,     August 31,      August 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold           11,789,546     7,255,352   $ 128,727,482   $  75,723,321
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          239,400        30,665       2,605,527         321,857
-------------------------------------------------------------------------------
Shares converted
  from Class B            59,568        16,034         662,367         164,626
-------------------------------------------------------------------------------
Shares redeemed       (3,295,100)   (1,230,525)    (36,036,927)    (12,854,719)
-------------------------------------------------------------------------------
Net increase           8,793,414     6,071,526   $  95,958,449   $  63,355,085
===============================================================================

Class B
Shares sold            5,202,094     3,757,888   $  56,574,458   $  39,168,151
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           93,979        11,462       1,021,510         120,607
-------------------------------------------------------------------------------
Shares converted
  to Class A             (60,749)      (16,069)       (662,367)       (164,626)
-------------------------------------------------------------------------------
Shares redeemed         (818,071)     (263,211)     (8,901,886)     (2,753,705)
-------------------------------------------------------------------------------
Net increase           4,417,253     3,490,070   $  48,031,715   $  36,370,427
===============================================================================

Class C
Shares sold            4,694,413     3,859,604   $  51,092,412   $  40,192,703
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           75,734         9,591         822,554         100,973
-------------------------------------------------------------------------------
Shares redeemed       (1,085,206)     (196,124)    (11,785,684)     (2,042,264)
-------------------------------------------------------------------------------
Net increase           3,684,941     3,673,071   $  40,129,282   $  38,251,412
===============================================================================

Advisor Class
Shares sold              995,267     4,221,599   $  10,885,432   $  43,785,305
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           32,006         5,177         348,009          54,511
-------------------------------------------------------------------------------
Shares redeemed       (3,383,961)     (103,972)    (36,805,943)     (1,096,848)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (2,356,688)    4,122,804   $ (25,572,502)  $  42,742,968
===============================================================================


(a)  Commencement of operations.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 35


                                    Wealth Preservation Strategy
                    -----------------------------------------------------------
                               Shares                       Amount
                    ---------------------------  ------------------------------
                                   February 17,                    February 17,
                      Year Ended    2004(b) to     Year Ended       2004(b) to
                       August 31,    August 31,     August 31,      August 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class R
Shares sold               99,010         1,086   $   1,077,613   $      11,559
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              704             1           7,647               6
-------------------------------------------------------------------------------
Shares redeemed          (21,381)           -0-       (233,645)             -0-
-------------------------------------------------------------------------------
Net increase              78,333         1,087   $     851,615   $      11,565
===============================================================================

                        March 1,                     March 1,
                       2005(b) to                   2005(b) to
                      August 31,                    August 31,
                         2005                         2005
                     ------------                --------------
Class K
Shares sold                7,518                 $      83,016
---------------------------------------------------------------
Net increase               7,518                 $      83,016
===============================================================

Class I
Shares sold                  911                 $      10,000
---------------------------------------------------------------
Net increase                 911                 $      10,000
===============================================================

(b)  Commencement of distribution.


NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies' investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies' investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.


36 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Indemnification Risk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications.The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2005.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal periods ended August 31, 2005 and August 31, 2004 were as follows:

                                           August 31,       August 31,
                                             2005             2004
                                        --------------   --------------
WEALTH APPRECIATION STRATEGY
Distributions paid from:
  Ordinary income                       $    1,625,937   $      135,910
  Long-term capital gains                      410,000               -0-
                                        --------------   --------------
Total taxable distributions                  2,035,937          135,910
                                        --------------   --------------
Total distributions paid                $    2,035,937   $      135,910
                                        --------------   --------------

BALANCED WEALTH STRATEGY
Distributions paid from:
  Ordinary income                       $   10,777,762   $    1,697,728
  Long-term capital gains                      588,472               -0-
                                        --------------   --------------
Total taxable distributions                 11,366,234        1,697,728
                                        --------------   --------------
Total distributions paid                $   11,366,234   $    1,697,728
                                        --------------   --------------

WEALTH PRESERVATION STRATEGY
Distributions paid from:
  Ordinary income                       $    5,140,130   $    1,056,630
  Long-term capital gains                      299,218               -0-
                                        --------------   --------------
Total taxable distributions                  5,439,348        1,056,630
                                        --------------   --------------
Tax return of capital                          207,988               -0-
                                        --------------   --------------
Total distributions paid                $    5,647,336   $    1,056,630
                                        --------------   --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 37


As of August 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                       Wealth        Balanced        Wealth
                                    Appreciation      Wealth      Preservation
                                      Strategy       Strategy       Strategy
                                   -------------  -------------   -------------
Undistributed long term capital
  gains                            $     834,635  $   3,240,110   $          -0-
Accumulated capital and other
  gains/(losses)(a)                           -0-            -0-             -0-
Unrealized appreciation(b)            66,737,735     75,389,624      17,032,808
                                   -------------  -------------   -------------
Total accumulated
  earnings/(deficit)(c)            $  67,572,370  $  78,629,734   $  17,032,808
                                   -------------  -------------   -------------


(a) Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy's next taxable year. For the year ended August 31, 2005, the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, deferred to September 1, 2005 post October currency losses of $138,298, $146,967 and $12,168, respectively.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to post October currency loss deferrals.

During the current fiscal year, permanent differences for the Wealth Appreciation Strategy, primarily due to foreign currency losses, distribution reclass and transfer of passive foreign investment companies and wash sales to the Underlying Portfolios, resulted in a net decrease to distributions in excess of net investment income, a net increase to accumulated net realized gain on investment and foreign currency transactions and a net decrease to additional paid-in capital.

During the current fiscal year, permanent differences for the Balanced Wealth Strategy, primarily due to foreign currency losses, distribution reclass and transfer of passive foreign investment companies and wash sales to the Underlying Portfolios, resulted in a net decrease to distributions in excess of net investment income, a net decrease to accumulated net realized gain on investment and foreign currency transactions and a net decrease to additional paid-in capital.

During the current fiscal year, permanent differences for the Wealth Preservation Strategy, primarily due to foreign currency losses, distribution reclass, tax return of capital, paydown gain(loss) and transfer of passive foreign investment companies and wash sales to the Underlying Portfolios, resulted in a net decrease to distributions in excess of net investment income, a net decrease to accumulated net realized loss on investment and foreign currency transactions and a net decrease to additional paid-in capital.

These reclassifications had no effect on net assets.


38 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee.

On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 39


A special committee of the Adviser's Board of Trustees, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and all removed state court actions, to the United States District Court for the District of Maryland.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements,


40 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for the Adviser and Alliance Holding to respond to the Summary Order has been extended. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 41


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin complaint and as a result the only claim remaining is plaintiffs' section 36(b) claim against the Adviser.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


42 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                    Wealth Appreciation
                                                         Strategy
                                                ----------------------------
                                                          Class A
                                                ----------------------------
                                                                September 2,
                                                  Year Ended    2003(a) to
                                                  August 31,     August 31,
                                                     2005          2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.91        $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .04            .03(d)
Net realized and unrealized gain on
  investment and foreign currency transactions       1.88            .91
Net increase in net asset value from operations      1.92            .94

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.07)          (.03)
Distributions from net realized gain on
  investment transactions                            (.02)            -0-
Total dividends and distributions                    (.09)          (.03)
Net asset value, end of period                    $ 12.74        $ 10.91

TOTAL RETURN
Total investment return based on net
  asset value(e)                                    17.68%          9.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $261,218        $91,136
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.33%(g)       1.55%(f)
  Expenses, before waivers/reimbursements            1.33%(g)       2.03%(f)
  Net investment income(c)                            .35%           .33%(d)(f)
Portfolio turnover rate                                32%            28%


See footnote summary on page 63.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 43


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                    Wealth Appreciation
                                                         Strategy
                                                ----------------------------
                                                           Class B
                                                ----------------------------
                                                                September 2,
                                                  Year Ended     2003(a) to
                                                  August 31,     August 31,
                                                     2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.84        $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                            (.04)          (.04)(d)
Net realized and unrealized gain on
  investment and foreign currency transactions       1.86            .90
Net increase in net asset value from operations      1.82            .86

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.02)          (.02)
Distributions from net realized gain on
  investment transactions                            (.02)            -0-
Total dividends and distributions                    (.04)          (.02)
Net asset value, end of period                    $ 12.62        $ 10.84

TOTAL RETURN
Total investment return based on net
  asset value(e)                                    16.82%          8.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $156,524        $72,092
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            2.04%(g)       2.24%(f)
  Expenses, before waivers/reimbursements            2.04%(g)       2.75%(f)
  Net investment loss(c)                             (.33)%         (.36)%(d)(f)
Portfolio turnover rate                                32%            28%


See footnote summary on page 63.


44 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                    Wealth Appreciation
                                                         Strategy
                                                ----------------------------
                                                          Class C
                                                ----------------------------
                                                                September 2,
                                                 Year Ended      2003(a) to
                                                  August 31,     August 31,
                                                    2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.84        $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                            (.04)          (.04)(d)
Net realized and unrealized gain on
  investment and foreign currency transactions       1.86            .90
Net increase in net asset value from operations      1.82            .86

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.02)          (.02)
Distributions from net realized gain on
  investment transactions                            (.02)            -0-
Total dividends and distributions                    (.04)          (.02)
Net asset value, end of period                    $ 12.62        $ 10.84

TOTAL RETURN
Total investment return based on net
  asset value(e)                                    16.82%          8.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $114,591        $50,779
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            2.03%(g)       2.25%(f)
  Expenses, before waivers/reimbursements            2.03%(g)       2.76%(f)
  Net investment loss(c)                             (.32)%         (.38)%(d)(f)
Portfolio turnover rate                                32%            28%


See footnote summary on page 63.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 45


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                    Wealth Appreciation
                                                          Strategy
                                                ----------------------------
                                                       Advisor Class
                                                ----------------------------
                                                                September 2,
                                                 Year Ended      2003(a) to
                                                  August 31,     August 31,
                                                    2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.92        $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .08            .06(d)
Net realized and unrealized gain on
  investment and foreign currency transactions       1.88            .89
Net increase in net asset value from operations      1.96            .95

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.09)          (.03)
Distributions from net realized gain on
  investment transactions                            (.02)            -0-
Total dividends and distributions                    (.11)          (.03)
Net asset value, end of period                    $ 12.77        $ 10.92

TOTAL RETURN
Total investment return based on net
  asset value(e)                                    18.04%          9.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $106,973        $37,645
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.02%(g)       1.28%(f)
  Expenses, before waivers/reimbursements            1.02%(g)       1.84%(f)
  Net investment income(c)                            .66%           .58%(d)(f)
Portfolio turnover rate                                32%            28%


See footnote summary on page 63.


46 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                   Wealth Appreciation
                                                          Strategy
                                                ----------------------------
                                                          Class R
                                                ----------------------------
                                                                February 17,
                                                 Year Ended     2004(h) to
                                                  August 31,     August 31,
                                                    2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.89        $ 11.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                   (.02)           .02
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions       1.91           (.42)
Net increase (decrease) in net asset value
  from operations                                    1.89           (.40)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.07)            -0-
Distributions from net realized gain on
  investment transactions                            (.02)            -0-
Total dividends and distributions                    (.09)            -0-
Net asset value, end of period                    $ 12.69        $ 10.89

TOTAL RETURN
Total investment return based on net
  asset value(e)                                    17.37%         (3.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $117            $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.67%(g)       1.70%(f)
  Expenses, before waivers/reimbursements            1.67%(g)       2.18%(f)
  Net investment income (loss)(c)                    (.17)%          .32%(f)
Portfolio turnover rate                                32%            28%


See footnote summary on page 63.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 47


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                  Wealth
                                                               Appreciation
                                                                 Strategy
                                                               -------------
                                                                 Class K
                                                               -------------
                                                                  March 1,
                                                                2005(h) to
                                                                 August 31,
                                                                   2005
                                                               -------------
Net asset value, beginning of period                             $ 12.19

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                             .01
Net realized and unrealized gain on investment and foreign
  currency transactions                                              .54
Net increase in net asset value from operations                      .55
Net asset value, end of period                                   $ 12.74

TOTAL RETURN
Total investment return based on net asset value(e)                 4.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $10
Ratio to average net assets of:
  Expenses(f)(g)                                                    1.35%
  Net investment income(f)(g)                                        .24%
Portfolio turnover rate                                               32%


See footnote summary on page 63.


48 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                  Wealth
                                                               Appreciation
                                                                 Strategy
                                                               -------------
                                                                 Class I
                                                               -------------
                                                                  March 1,
                                                                 2005(h) to
                                                                 August 31,
                                                                    2005
                                                               -------------
Net asset value, beginning of period                             $ 12.19

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                             .03
Net realized and unrealized gain on investment and foreign
  currency transactions                                              .53
Net increase in net asset value from operations                      .56
Net asset value, end of period                                   $ 12.75

TOTAL RETURN
Total investment return based on net asset value(e)                 4.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $10
Ratio to average net assets of:
  Expenses(f)(g)                                                    1.05%
  Net investment income(f)(g)                                        .54%
Portfolio turnover rate                                               32%


See footnote summary on page 63.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 49


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      Balanced Wealth
                                                         Strategy
                                                ----------------------------
                                                          Class A
                                                ----------------------------
                                                                September 2,
                                                  Year Ended     2003(a) to
                                                  August 31,     August 31,
                                                    2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.78        $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .17            .15(d)
Net realized and unrealized gain on
  investment and foreign currency transactions       1.24            .73
Net increase in net asset value from operations      1.41            .88

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.22)          (.10)
Distributions from net realized gain on
  investment transactions                            (.01)            -0-
Total dividends and distributions                    (.23)          (.10)
Net asset value, end of period                    $ 11.96        $ 10.78

TOTAL RETURN
Total investment return based on net
  asset value(e)                                    13.22%          8.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $522,962       $185,724
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.13%(g)       1.25%(f)
  Expenses, before waivers/reimbursements            1.13%(g)       1.67%(f)
  Net investment income(c)                           1.45%          1.57%(d)(f)
Portfolio turnover rate                                59%            59%


See footnote summary on page 63.


50 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                      Balanced Wealth
                                                         Strategy
                                                ----------------------------
                                                          Class B
                                                ----------------------------
                                                                September 2,
                                                  Year Ended     2003(a) to
                                                  August 31,     August 31,
                                                    2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.74        $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .09            .09(d)
Net realized and unrealized gain on
  investment and foreign currency transactions       1.24            .71
Net increase in net asset value from operations      1.33            .80

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.15)          (.06)
Distributions from net realized gain on
  investment transactions                            (.01)            -0-
Total dividends and distributions                    (.16)          (.06)
Net asset value, end of period                    $ 11.91        $ 10.74

TOTAL RETURN
Total investment return based on net
  asset value(e)                                    12.46%          8.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $276,275       $123,265
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.84%(g)       1.95%(f)
  Expenses, before waivers/reimbursements            1.84%(g)       2.37%(f)
  Net investment income(c)                            .75%           .88%(d)(f)
Portfolio turnover rate                                59%            59%


See footnote summary on page 63.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 51


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Balanced Wealth
                                                          Strategy
                                                ----------------------------
                                                          Class C
                                                ----------------------------
                                                                September 2,
                                                 Year Ended      2003(a) to
                                                  August 31,     August 31,
                                                    2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.74        $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .09            .08(d)
Net realized and unrealized gain on
  investment and foreign currency transactions       1.24            .72
Net increase in net asset value from operations      1.33            .80

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.15)          (.06)
Distributions from net realized gain on
  investment transactions                            (.01)            -0-
Total dividends and distributions                    (.16)          (.06)
Net asset value, end of period                    $ 11.91        $ 10.74

TOTAL RETURN
Total investment return based on net
  asset value(e)                                    12.46%          8.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $203,262        $85,171
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.83%(g)       1.96%(f)
  Expenses, before waivers/reimbursements            1.83%(g)       2.38%(f)
  Net investment income(c)                            .76%           .85%(d)(f)
Portfolio turnover rate                                59%            59%


See footnote summary on page 63.


52 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                      Balanced Wealth
                                                         Strategy
                                                ----------------------------
                                                        Advisor Class
                                                ----------------------------
                                                                September 2,
                                                 Year Ended      2003(a) to
                                                  August 31,     August 31,
                                                    2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.79        $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .20            .19(d)
Net realized and unrealized gain on
  investment and foreign currency transactions       1.25            .72
Net increase in net asset value from operations      1.45            .91

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.25)          (.12)
Distributions from net realized gain on
  investment transactions                            (.01)            -0-
Total dividends and distributions                    (.26)          (.12)
Net asset value, end of period                    $ 11.98        $ 10.79

TOTAL RETURN
Total investment return based on net
  asset value(e)                                    13.60%          9.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)         $53,679        $15,790
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             .84%(g)        .98%(f)
  Expenses, before waivers/reimbursements             .84%(g)       1.52%(f)
  Net investment income(c)                           1.69%          1.80%(d)(f)
Portfolio turnover rate                                59%            59%


See footnote summary on page 63.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 53


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      Balanced Wealth
                                                         Strategy
                                                ----------------------------
                                                          Class R
                                                ----------------------------
                                                                February 17
                                                 Year Ended      2004(h) to
                                                 August 31,      August 31,
                                                    2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.77        $ 10.99

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .18            .08
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions                                       1.20           (.25)
Net increase (decrease) in net asset value
  from operations                                    1.38           (.17)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.19)          (.05)
Distributions from net realized gain on
  investment transactions                            (.01)            -0-
Total dividends and distributions                    (.20)          (.05)
Net asset value, end of period                    $ 11.95        $ 10.77

TOTAL RETURN
Total investment return based on net
  asset value(e)                                    12.95%         (1.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $233            $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.40%(g)       1.40%(f)
  Expenses, before waivers/reimbursements            1.42%(g)       1.79%(f)
  Net investment income(c)                           1.57%          1.48%(f)
Portfolio turnover rate                                59%            59%


See footnote summary on page 63.


54 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                 Balanced
                                                                  Wealth
                                                                 Strategy
                                                               -------------
                                                                 Class K
                                                               -------------
                                                                  March 1,
                                                                 2005(h) to
                                                                 August 31,
                                                                   2005
                                                               -------------
Net asset value, beginning of period                             $ 11.61

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                          .04
Net realized and unrealized gain on investment and foreign
  currency transactions                                              .41
Net increase in net asset value from operations                      .45

LESS: DIVIDENDS
Dividends from net investment income                                (.10)
Net asset value, end of period                                    $11.96

TOTAL RETURN
Total investment return based on net asset value(e)                 3.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $103
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)(g)                     1.15%
  Expenses, before waivers/reimbursements(f)(g)                     1.37%
  Net investment income(c)(f)                                        .88%
Portfolio turnover rate                                               59%


See footnote summary on page 63.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 55


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                 Balanced
                                                                  Wealth
                                                                 Strategy
                                                               -------------
                                                                  Class I
                                                               -------------
                                                                 March 1,
                                                                2005(h) to
                                                                 August 31,
                                                                   2005
                                                               -------------
Net asset value, beginning of period                             $ 11.61

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                             .09
Net realized and unrealized gain on investment and foreign
  currency transactions                                              .37
Net increase in net asset value from operations                      .46

LESS: DIVIDENDS
Dividends from net investment income                                (.11)
Net asset value, end of period                                    $11.96

TOTAL RETURN
Total investment return based on net asset value(e)                 4.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $10
Ratio to average net assets of:
  Expenses(f)(g)                                                     .88%
  Net investment income(f)(g)                                       1.49%
Portfolio turnover rate                                               59%


See footnote summary on page 63.


56 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                    Wealth Preservation
                                                         Strategy
                                                ----------------------------
                                                          Class A
                                                ----------------------------
                                                                September 2,
                                                 Year Ended     2003(a) to
                                                 August 31,     August 31,
                                                    2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.62        $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .19            .18(d)
Net realized and unrealized gain on
  investment and foreign currency transactions        .64            .55
Net increase in net asset value from operations       .83            .73

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.25)          (.11)
Distributions from net realized gain on
  investment transactions                            (.02)            -0-
Tax return of capital                                (.01)            -0-
Total dividends and distributions                    (.28)          (.11)
Net asset value, end of period                    $ 11.17        $ 10.62

TOTAL RETURN
Total investment return based on net
  asset value(e)                                     7.91%          7.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $166,006        $64,467
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.20%(g)       1.26%(f)
  Expenses, before waivers/reimbursements            1.21%(g)       1.91%(f)
  Net investment income(c)                           1.74%          1.90%(d)(f)
Portfolio turnover rate                                81%           126%


See footnote summary on page 63.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 57


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                    Wealth Preservation
                                                         Strategy
                                                ----------------------------
                                                          Class B
                                                ----------------------------
                                                                September 2,
                                                  Year Ended     2003(a) to
                                                  August 31,     August 31,
                                                     2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.59        $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .11            .12(d)
Net realized and unrealized gain on
  investment and foreign currency transactions        .64            .54
Net increase in net asset value from operations       .75            .66

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.18)          (.07)
Distributions from net realized gain on
  investment transactions                            (.02)            -0-
Tax return of capital                                (.01)            -0-
Total dividends and distributions                    (.21)          (.07)
Net asset value, end of period                    $ 11.13        $ 10.59

TOTAL RETURN
Total investment return based on net
  asset value(e)                                     7.14%          6.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)         $87,971        $36,948
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.90%(g)       1.95%(f)
  Expenses, before waivers/reimbursements            1.93%(g)       2.64%(f)
  Net investment income(c)                           1.03%          1.23%(d)(f)
Portfolio turnover rate                                81%           126%


See footnote summary on page 63.


58 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                    Wealth Preservation
                                                         Strategy
                                                ----------------------------
                                                          Class C
                                                ----------------------------
                                                                September 2,
                                                 Year Ended      2003(a) to
                                                  August 31,     August 31,
                                                    2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.58        $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .11            .12(d)
Net realized and unrealized gain on
  investment and foreign currency transactions        .64            .53
Net increase in net asset value from operations       .75            .65

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.18)          (.07)
Distributions from net realized gain on
  investment transactions                            (.02)            -0-
Tax return of capital                                (.01)            -0-
Total dividends and distributions                    (.21)          (.07)
Net asset value, end of period                    $ 11.12        $ 10.58

TOTAL RETURN
Total investment return based on net
  asset value(e)                                     7.15%          6.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)         $81,802        $38,857
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.90%(g)       1.95%(f)
  Expenses, before waivers/reimbursements            1.91%(g)       2.61%(f)
  Net investment income(c)                           1.05%          1.23%(d)(f)
Portfolio turnover rate                                81%           126%


See footnote summary on page 63.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 59


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                    Wealth Preservation
                                                          Strategy
                                                ----------------------------
                                                       Advisor Class
                                                ----------------------------
                                                                September 2,
                                                  Year Ended     2003(a) to
                                                  August 31,     August 31,
                                                     2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.63        $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .23            .21(d)
Net realized and unrealized gain on
  investment and foreign currency transactions        .63            .55
Net increase in net asset value from operations       .86            .76

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.28)          (.13)
Distributions from net realized gain on
  investment transactions                            (.02)            -0-
Tax return of capital                                (.01)            -0-
Total dividends and distributions                    (.31)          (.13)
Net asset value, end of period                    $ 11.18        $ 10.63

TOTAL RETURN
Total investment return based on net
  asset value(e)                                     8.19%          7.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)         $19,741        $43,811
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             .90%(g)        .97%(f)
  Expenses, before waivers/reimbursements             .90%(g)       1.70%(f)
  Net investment income(c)                           2.12%          2.14%(d)(f)
Portfolio turnover rate                                81%           126%


See footnote summary on page 63.


60 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                    Wealth Preservation
                                                          Strategy
                                                ----------------------------
                                                         Class R
                                                ----------------------------
                                                                February 17,
                                                 Year Ended      2004(h) to
                                                  August 31,     August 31,
                                                    2005           2004
                                                -------------  -------------
Net asset value, beginning of period              $ 10.62        $ 10.66

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .17            .11
Net realized and unrealized gain (loss)
  on investment and foreign currency transactions     .64           (.09)
Net increase in net asset value from operations       .81            .02

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.22)          (.06)
Distributions from net realized gain on
  investment transactions                            (.02)            -0-
Tax return of capital                                (.01)            -0-
Total dividends and distributions                    (.25)          (.06)
Net asset value, end of period                    $ 11.18        $ 10.62

TOTAL RETURN
Total investment return based on net
  asset value(e)                                     7.70%           .21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $888            $12
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements            1.40%(g)       1.40%(f)
  Expenses, before waivers/reimbursements            1.54%(g)       2.10%(f)
  Net investment income(c)                           1.46%          1.91%(f)
Portfolio turnover rate                                81%           126%


See footnote summary on page 63.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 61


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                  Wealth
                                                               Preservation
                                                                 Strategy
                                                               -------------
                                                                 Class K
                                                               -------------
                                                                  March 1,
                                                                 2005(h) to
                                                                 August 31,
                                                                   2005
                                                               -------------
Net asset value, beginning of period                             $ 10.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                          .06
Net realized and unrealized gain on investment and foreign
  currency transactions                                              .24
Net increase in net asset value from operations                      .30

LESS: DIVIDENDS
Dividends from net investment income                                (.11)
Tax return of capital                                               (.00)(i)
Total dividends and distributions                                   (.11)
Net asset value, end of period                                    $11.17

TOTAL RETURN
Total investment return based on net asset value(e)                 2.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $84
Ratio to average net assets of:
  Expenses net of waivers/reimbursements(f)(g)                      1.15%
  Expenses, before waivers/reimbursements(f)(g)                     1.39%
  Net investment income(c)(f)                                       1.22%
Portfolio turnover rate                                               81%


See footnote summary on page 63.


62 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                  Wealth
                                                               Preservation
                                                                 Strategy
                                                               -------------
                                                                 Class I
                                                               -------------
                                                                  March 1,
                                                                 2005(h) to
                                                                 August 31,
                                                                    2005
                                                               -------------
Net asset value, beginning of period                             $ 10.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                          .10
Net realized and unrealized gain on investment and foreign
  currency transactions                                              .21
Net increase in net asset value from operations                      .31

LESS: DIVIDENDS
Dividends from net investment income                                (.12)
Tax return of capital                                               (.01)
Total dividends and distributions                                   (.13)
Net asset value, end of period                                    $11.16

TOTAL RETURN
Total investment return based on net asset value(e)                 2.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $10
Ratio to average net assets of:
  Expenses net of waivers/reimbursements(f)(g)                       .90%
  Expenses, before waivers/reimbursements(f)(g)                      .95%
  Net investment income(f)                                          1.85%
Portfolio turnover rate                                               81%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d)  Net of expenses waived and reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests.

(h)  Commencement of distribution.

(i)  Amount is less than $(.005).


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 63


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Preservation Strategy (constituting series of the AllianceBernstein Portfolios, hereafter referred to as the "Funds") at August 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 21, 2005


64 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


TAX INFORMATION
(unaudited)


For the fiscal year ended August 31, 2005, certain dividends paid by the Strategies may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. We designate 100%, 63.3% and 27.6% or the maximum amount allowable of the total ordinary income distributed by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, as qualified dividend income.

100%, 35.3% and 14.3% of the total ordinary income distributed by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, qualifies for the corporate dividends received deduction.

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy paid $410,000, $588,472 and $299,218, respectively, of long-term capital gain distributions, during the fiscal year ended August 31, 2005, which are subject to a maximum tax rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2006.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 65


TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J.Downey(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Seth J. Masters, Vice President
Mark R. Manley, Clerk
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller & Chief Accounting Officer

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel, LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
PricewaterhouseCoopers Center
300 Madison Avenue
New York, NY 10017


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for each Strategy's portfolio are made by the Blend Investment Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, including stock selection for the Fund, Mr. Seth Masters, a member of the Blend Investment Team, is primarily responsible for the day-to-day management of the Fund's portfolio.


66 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                            COMPLEX        TRUSTEESHIP
   DATE OF BIRTH,                          OCCUPATION(S)                        OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                      TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES

William H. Foulk, Jr., #,##         Investment adviser and an                       108             None
2 Sound View Drive                  Independent consultant. He
Suite 100                           was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
9/7/32                              registered investment adviser,
(1998)                              with which he had been associated
                                    since prior to 2000. He was
                                    formerly Deputy Comptroller and
                                    Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer of
                                    the New York Bank for Savings.

Ruth Block, #, **                   Formerly an Executive Vice                      105             None
500 SE Mizner Blvd.                 President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
11/7/30                             Assurance Society of the United
(1993)                              States; Chairman and Chief
                                    Executive Officer of Evlico (insur-
                                    ance); Director of Avon, BP (oil
                                    and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; former Governor at
                                    Large, National Association of
                                    Securities Dealers, Inc.

David H. Dievler, #                 Independent Consultant. Until                   107             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1999)                              responsible for mutual fund
                                    administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt
                                    Asset Management since 1968.
                                    Prior to that, he was a Senior
                                    Manager at Price Waterhouse &
                                    Co. Member of American Institute
                                    of Certified Public Accountants
                                    since 1953.



ALLIANCEBERNSTEIN WEALTH STRATEGIES o 67


                                                                                PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                            COMPLEX        TRUSTEESHIP
   DATE OF BIRTH,                          OCCUPATION(S)                        OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                      TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

John H. Dobkin #                    Consultant. Formerly President                  105             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
2/19/42                             Senior Advisor from June 1999-
(1999)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    Director and Chairman of the Audit
                                    Committee of ACMC.

Michael J. Downey                   Consultant since January 2004.                   80         Asia Pacific
c/o Alliance Capital                Formerly managing partner of                                 Fund, Inc.,
Management L.P.                     Lexington Capital, LLC (investment                            and The
1345 Avenue of the                  advisory firm) from 1997 until                               Merger Fund
Americas                            December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEOof Prudential
1/26/44                             Mutual Fund Management
(2005)                              (1987-1993).

INTERESTED TRUSTEE

Marc O. Mayer, ++                   Executive Vice President of ACMC                 81             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC (institutional
10/2/57                             research and brokerage arm of
(2003)                              Bernstein & Co. Inc.) and its
                                    predecessor since prior to 2000.


*  There is no stated term of office for the Fund's Trustees.

** Ms.Block was an "interested person" as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

++ Mr. Mayer is an "interested trustee", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##  Member of the Fair Value Pricing Committee.


68 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Officer Information

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*                      POSITION(S)                      PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                   HELD WITH TRUST                    DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

Marc O. Mayer,                      President                       See biography above.
10/02/57

Seth J. Masters,                    Vice President                  Executive Vice President of ACMC**
06/04/59                                                            and Chief Investment Officer of Style
                                                                    Blend and Core Equity Services and
                                                                    head of U.S. and Global Style Blend
                                                                    teams at ACMC** since October 2000.
                                                                    Prior thereto, he was Chief Investment
                                                                    Officer for Emerging Markets Value at
                                                                    Bernstein** since prior to 2000.

Mark R. Manley,                     Clerk                           Senior Vice President, Deputy General
10/23/62                                                            Counsel and Chief Compliance Officer
                                                                    of ACMC**, with which he has been
                                                                    associated since prior to 2000.

Mark D. Gersten,                    Treasurer and Chief             Senior Vice President of Alliance Global
10/04/50                            Financial Officer               Investor Services, Inc. ("AGIS")** and
                                                                    Vice President of ABIRM**, with which
                                                                    he has been associated since prior
                                                                    to 2000.

Vincent S. Noto,                    Controller                      Vice President of AGIS**, with which
12/14/64                                                            he has been associated since prior
                                                                    to 2000.


* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and Bernstein are affiliates of the Trust.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 69


Information Regarding the Review and Approval of the Fund's Investment Advisory Agreement

In this disclosure, the term "Trust" refers to The AllianceBernstein Portfolios, and the term "Strategy" refers to AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy or AllianceBernstein Wealth Preservation Strategy, as appropriate. There is a single investment advisory agreement between the Adviser and the Trust that relates to all three Strategies.

The Trust's disinterested trustees (the "trustees") unanimously approved the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and the Adviser in respect of each Strategy at a meeting held on June 15, 2005.

In preparation for the meeting, the trustees had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) in the Advisory Agreement in respect of each Strategy wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approvals. The trustees noted that the Senior Officer's evaluation considered the following factors in respect of each Strategy: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Strategy grows larger; and nature and quality of the Adviser's services including the performance of the Strategy.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The trustees also discussed the proposed continuances in three private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations relating to


70 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


continuance of the Advisory Agreement in respect of each Strategy, the trustees considered all factors they believed relevant, including the following:

1. information comparing the performance of each of the Strategies to other investment companies with similar investment objectives;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of each Strategy and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Strategy and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for each Strategy and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Strategy grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Strategies, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Strategies;

9. portfolio turnover rates for each Strategy compared to other investment companies with similar investment objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Strategies;

11. the Adviser's representation that it does not advise other clients with substantially similar investment objectives and strategies as the Strategies;

12. the Senior Officer's evaluation of the reasonableness of the fees payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of each Strategy's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 71


The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Strategy.

The trustees determined that the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement in respect of that Strategy, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees reaching their determinations to approve the continuance of the Advisory Agreement in respect of each Strategy (including their determinations that the Adviser should continue to be the investment adviser for each Strategy, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

Nature, extent and quality of services provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the control of the trustees, administers each Strategy's business and other affairs. The Adviser manages the investment of the assets of each Strategy, including making purchases and sales of portfolio securities consistent with the Strategy's investment objective and policies. Under the Advisory Agreement, the Adviser also provides each Strategy with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Strategy) and executive and other personnel as are necessary for the Strategy's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Strategy.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other


72 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Strategies' compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Strategies' other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for the period from September 2, 2003 (inception) to December 31, 2003 and for calendar year 2004. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type. The trustees also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Strategies. The trustees focused on the profitability of the Adviser's relationships with the Strategies before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to each Strategy and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Strategy was not excessive.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 73


Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Strategies. They noted that the Adviser makes presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the trustees in May 2005 on this subject. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the trustees received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from each Strategy in respect of classes of shares of the Strategy that are subject to the Trust's 12b-1 plans; retains a portion of the 12b-1 fees from the Strategy; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Strategies and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Strategies and receives compensation from the Strategies for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Strategies subject to satisfaction of certain requirements.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees believe that the Adviser derives reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Strategy at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance for Class A shares of each Strategy as compared to a group of funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of funds in its Lipper category selected by Lipper (the "Performance Universe").


74 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


AllianceBernstein Wealth Appreciation Strategy

The trustees reviewed information showing performance for Class A shares of AllianceBernstein Wealth Appreciation Strategy compared to a Performance Group of 7 funds in its Lipper category selected by Lipper and compared to a Performance Universe of 16 to 14 funds (depending on the year) in its Lipper category selected by Lipper for periods ended March 31, 2005 over the 1-year and since inception periods (inception September 2003). The trustees noted that AllianceBernstein Wealth Appreciation Strategy was in the third quintile for the 1-year period in the Performance Group comparison and in the fourth quintile for all other periods reviewed in the Performance Group and Performance Universe comparisons. Based on their review, the trustees concluded that AllianceBernstein Wealth Appreciation Strategy's relative performance over time was satisfactory.

AllianceBernstein Balanced Wealth Strategy

The trustees reviewed information showing performance for Class A shares of AllianceBernstein Balanced Wealth Strategy compared to a Performance Group of 14 to 13 funds (depending on the year) in its Lipper category selected by Lipper and compared to a Performance Universe of 129 to 112 funds (depending on the year) in its Lipper category selected by Lipper for periods ended March 31, 2005 over the 1-year and since inception periods (inception September 2003). The trustees noted that in the Performance Group and Performance Universe comparisons, AllianceBernstein Balanced Wealth Strategy was in the second quintile in the 1-year period and in the first and third quintiles, respectively, in the since inception period. Based on their review, the trustees concluded that AllianceBernstein Balanced Wealth Strategy's relative performance over time was satisfactory.

AllianceBernstein Wealth Preservation Strategy

The trustees reviewed information showing performance for Class A shares of AllianceBernstein Wealth Preservation Strategy compared to a Performance Group of 7 funds in its Lipper category selected by Lipper and compared to a Performance Universe of 46 to 36 funds (depending on the year) in its Lipper category selected by Lipper for periods ended March 31, 2005 over the 1-year and since inception periods (inception September 2003). The trustees noted that AllianceBernstein Wealth Preservation Strategy was in the third quintile for the 1-year period in the Performance Group comparison and in the fourth quintile for all other periods reviewed in the Performance Group and Performance Universe comparisons. Based on their review, the trustees concluded that AllianceBernstein Wealth Preservation Strategy's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 75


the same Lipper category as the Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Strategy. The Class A expense ratio of each Strategy was based on the Strategy's latest fiscal year expense ratio adjusted to show the effect of the new lower contractual advisory fees implemented in January 2004. The trustees recognized that the expense ratio information for each Strategy potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to each Strategy by others. The trustees noted that it was likely that the expense ratios of some funds in each Strategy's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein Wealth Appreciation Strategy

The directors noted that AllianceBernstein Wealth Appreciation Strategy's at approximate current size contractual effective fee rate of 65 basis points was significantly lower than the median for the Expense Group. The directors noted that AllianceBernstein Wealth Appreciation Strategy's expense ratio, which had been capped by the Adviser, was slightly lower than the median for the Expense Group and somewhat lower than the median for the Expense Universe. They concluded that AllianceBernstein Wealth Appreciation Strategy's expense ratio was satisfactory.

AllianceBernstein Balanced Wealth Strategy

The directors noted that AllianceBernstein Balanced Wealth Strategy's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the median for the Expense Group. The directors noted that AllianceBernstein Balanced Wealth Strategy's expense ratio, which had been capped by the Adviser, was somewhat lower than the median for the Expense Group and slightly lower than the median for the Expense Universe. They concluded that AllianceBernstein Balanced Wealth Strategy's expense ratio was satisfactory.

AllianceBernstein Wealth Preservation Strategy

The directors noted that AllianceBernstein Wealth Preservation Strategy's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the median for the Expense Group. The directors noted that AllianceBernstein Wealth Preservation Strategy's expense ratio, which had


76 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


been capped by the Adviser, was slightly lower than the median for the Expense Group and the same as the median for the Expense Universe. They concluded that AllianceBernstein Wealth Preservation Strategy's expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for each Strategy contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a Strategy's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that each Strategy's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Strategy's net assets.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 77


Pages 78-145 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. A copy of the Underlying Portfolios' audited annual report is available upon request.
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
August 31, 2005

U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  31.7%  Financial
[ ]  13.7%  Energy
[ ]  10.4%  Consumer Growth
[ ]   7.5%  Consumer Staples
[ ]   7.4%  Technology                             [PIE CHART OMITTED]
[ ]   7.2%  Utilities
[ ]   6.1%  Capital Equipment
[ ]   4.5%  Consumer Cyclicals
[ ]   2.9%  Industrial Commodities
[ ]   2.3%  Services
[ ]   0.5%  Non-Financial

[ ]   5.8%  Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  33.7%  Technology
[ ]  23.8%  Health Care
[ ]  16.9%  Consumer Services
[ ]   9.8%  Finance
[ ]   5.4%  Energy                                 [PIE CHART OMITTED]
[ ]   4.0%  Consumer Staples
[ ]   3.6%  Capital Goods
[ ]   1.8%  Consumer Manufacturing
[ ]   0.6%  Aerospace & Defense

[ ]   0.4%  Short-Term


* All data are as of August 31, 2005. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


78 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


PORTFOLIO SUMMARY
August 31, 2005

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

INDUSTRY BREAKDOWN*
[ ]  51.1%  Diversified
[ ]  10.1%  Office
[ ]   7.5%  Regional Malls
[ ]   7.2%  Apartments
[ ]   6.2%  Shopping Centers
[ ]   4.5%  Industrial                             [PIE CHART OMITTED]
[ ]   4.1%  Lodging
[ ]   1.8%  Self Storage
[ ]   0.9%  Health Care
[ ]   0.7%  Specialty
[ ]   0.5%  Miscellaneous
[ ]   0.4%  Restaurants & Lodging
[ ]   0.2%  Office - Industrial Mix

[ ]   4.8%  Short-Term


COUNTRY BREAKDOWN*
[ ]  43.9%  United States
[ ]   9.1%  Canada
[ ]   8.4%  Australia
[ ]   8.2%  Hong Kong
[ ]   7.0%  France
[ ]   5.7%  United Kingdom                         [PIE CHART OMITTED]
[ ]   5.1%  Japan
[ ]   3.6%  Singapore
[ ]   3.0%  Netherlands
[ ]   0.5%  Spain
[ ]   0.4%  Italy
[ ]   0.3%  Finland

[ ]   4.8%  Short-Term


* All data are as of August 31, 2005. The Portfolio's industry, and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 79


PORTFOLIO SUMMARY
August 31, 2005

INTERNATIONAL VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  31.9%  Finance
[ ]  14.4%  Energy
[ ]  11.2%  Basic Industry
[ ]  10.7%  Consumer Manufacturing
[ ]   7.3%  Technology
[ ]   6.6%  Consumer Staples                       [PIE CHART OMITTED]
[ ]   6.3%  Utilities
[ ]   3.5%  Health Care
[ ]   3.0%  Aerospace & Defense
[ ]   2.9%  Consumer Services
[ ]   1.2%  Capital Goods

[ ]   1.0%  Short-Term


COUNTRY BREAKDOWN*
[ ]  23.3%  United Kingdom
[ ]  15.9%  France
[ ]  14.8%  Japan
[ ]   9.3%  Germany
[ ]   5.7%  South Korea                            [PIE CHART OMITTED]
[ ]   4.6%  Spain
[ ]   3.4%  Netherlands
[ ]   3.0%  Taiwan
[ ]  19.0%  Other

[ ]   1.0%  Short-Term


* All data are as of August 31, 2005. The Portfolio's, sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for the International Value Portfolio represent less than 3.0% weightings in Belgium, Brazil, Canada, China, Hungary, Israel, Italy, Singapore, Sweden, Switzerland and Thailand.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


80 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


PORTFOLIO SUMMARY
August 31, 2005

INTERNATIONAL GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  20.2%  Finance
[ ]  18.4%  Consumer Services
[ ]  12.4%  Technology
[ ]  12.3%  Health Care
[ ]  10.8%  Energy
[ ]   8.0%  Consumer Manufacturing                 [PIE CHART OMITTED]
[ ]   5.3%  Consumer Staples
[ ]   4.6%  Capital Goods
[ ]   3.4%  Multi-Industry Companies
[ ]   1.6%  Basic Industry

[ ]   3.0%  Short-Term


COUNTRY BREAKDOWN*
[ ]  17.5%  Japan
[ ]  17.4%  United Kingdom
[ ]  15.0%  Switzerland
[ ]  11.8%  France
[ ]   4.7%  Ireland                                [PIE CHART OMITTED]
[ ]   4.4%  Italy
[ ]   3.5%  Australia
[ ]   3.3%  Hong Kong
[ ]  19.4%  Other

[ ]   3.0%  Short-Term


SMALL-MID CAP VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  20.4%  Financial
[ ]  15.4%  Consumer Cyclicals
[ ]   9.7%  Capital Equipment
[ ]   8.6%  Consumer Growth
[ ]   7.4%  Utilities
[ ]   7.1%  Industrial Commodities                 [PIE CHART OMITTED]
[ ]   5.9%  Technology
[ ]   5.7%  Services
[ ]   5.6%  Non-Financial
[ ]   4.4%  Consumer Staples
[ ]   3.8%  Energy

[ ]   6.0%  Short-Term


* All data are as of August 31, 2005. The Portfolios' sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for the International Growth Portfolio represent less than 3.3% weightings in Brazil, China, Egypt, Germany, Greece, India, Luxembourg, Mexico, Netherlands, Norway, South Africa, Spain, Sweden, Taiwan and Thailand.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 81


PORTFOLIO SUMMARY
August 31, 2005

SMALL-MID CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  23.9%  Consumer Services
[ ]  21.3%  Technology
[ ]  19.3%  Health Care
[ ]  10.2%  Energy
[ ]   8.2%  Finance                                [PIE CHART OMITTED]
[ ]   6.9%  Basic Industry
[ ]   3.7%  Transportation
[ ]   1.7%  Aerospace & Defense
[ ]   1.6%  Capital Goods
[ ]   0.9%  Multi-Industry Companies

[ ]   2.3%  Short-Term


SHORT DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  63.8%  U.S. Government & Government
            Sponsored Agency Obligations
[ ]  18.8%  Corporate Debt Obligations
[ ]   4.0%  Collateralized Mortgage                [PIE CHART OMITTED]
            Obligations
[ ]   1.9%  Asset Backed Securities
[ ]   1.9%  Commercial Mortgage Backed
            Securities

[ ]   9.6%  Short-Term


INTERMEDIATE DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  25.8%  Federal National Mortgage
            Association
[ ]  19.2%  Corporate Debt Obligations
[ ]   8.4%  U.S. Treasury Securities
[ ]   6.8%  Commercial Mortgage Backed
            Securities
[ ]   4.3%  Sovereign Debt Securities              [PIE CHART OMITTED]
[ ]   2.6%  Asset Backed Securities
[ ]   0.7%  Federal Home Loan Mortgage
            Corporation
[ ]   0.7%  Government National Mortgage
            Association
[ ]   0.2%  Collateralized Mortgage Obligations

[ ]  31.3%  Short-Term


* All data are as of August 31, 2005. The Portfolios' sector and security type breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


82 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


PORTFOLIO SUMMARY
August 31, 2005

INFLATION PROTECTED SECURITIES PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  93.6%  U.S. Treasury Notes
[ ]   1.2%  U.S. Treasury Bonds                    [PIE CHART OMITTED]

[ ]   5.2%  Short-Term


HIGH-YIELD PORTFOLIO

INDUSTRY BREAKDOWN*
[ ]   9.7%  Utilities
[ ]   8.7%  Cable
[ ]   6.9%  Communications - Fixed
[ ]   6.6%  Health Care
[ ]   5.3%  Paper/Packaging
[ ]   5.0%  Industrial
[ ]   5.0%  Diversified Media
[ ]   4.8%  Communications - Mobile                [PIE CHART OMITTED]
[ ]   4.7%  Gaming
[ ]   4.5%  Financial
[ ]   3.9%  Energy
[ ]   3.8%  Chemicals
[ ]   3.6%  Technology
[ ]   3.4%  Automotive
[ ]   3.3%  Metals/Mining
[ ]   3.1%  Building/Real Estate
[ ]  16.1%  Other

[ ]   1.6%  Short-Term


* All data are as of August 31, 2005. The Portfolios' security type and industry breakdowns are expressed as a percentage of total investments and may vary over time. "Other" industry weightings for the High Yield Portfolio represent less than 3.1% weightings in Aerospace/Defense, Broadcasting/Media, Consumer Manufacturing, Entertainment & Leisure, Food/Beverages, Hotels/Lodging, Retail, Services, Supermarkets/Drugs and Transportation.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 83


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-94.6%

Financial-31.9%
Banks - NYC-6.7%
Citigroup, Inc.                                     1,285,500   $    56,266,335
J.P. Morgan Chase & Co.                             1,002,200        33,964,558
                                                                ---------------
                                                                     90,230,893
                                                                ---------------
Life Insurance-1.8%
Genworth Financial, Inc. Cl.A                         176,200         5,668,354
Jefferson-Pilot Corp.                                   9,900           492,327
MetLife, Inc.                                         276,650        13,550,317
Prudential Financial, Inc.                             42,800         2,755,036
Torchmark Corp.                                        43,600         2,299,464
                                                                ---------------
                                                                     24,765,498
                                                                ---------------
Major Regional Banks-9.8%
Bank of America Corp.                               1,041,094        44,798,275
BB&T Corp.                                             32,700         1,326,639
Comerica, Inc.                                         93,300         5,643,717
Huntington Bancshares, Inc.                           326,300         7,827,937
KeyCorp                                                89,900         2,977,488
Mellon Financial Corp.                                308,300        10,004,335
National City Corp.                                   187,900         6,882,777
PNC Financial Services Group, Inc.                     57,600         3,238,848
SunTrust Banks, Inc.                                   99,200         6,971,776
U.S. Bancorp                                          216,700         6,331,974
Wachovia Corp.                                        481,350        23,884,587
Wells Fargo & Co.                                     224,600        13,390,652
                                                                ---------------
                                                                    133,279,005
                                                                ---------------
Multi-Line Insurance-1.9%
American International Group, Inc.                    243,200        14,397,440
Hartford Financial Services Group, Inc.               151,900        11,096,295
                                                                ---------------
                                                                     25,493,735
                                                                ---------------
Property/Casualty Insurance-3.2%
ACE Ltd. (Cayman Islands)                             145,900         6,479,419
Old Republic International Corp.                       17,300           435,441
PartnerRe Ltd. (Bermuda)                               28,000         1,699,600
RenaissanceRe Holdings (Bermuda)                       87,200         3,951,032
The Allstate Corp.                                     97,050         5,455,180
The Chubb Corp.                                        66,400         5,774,144
The St. Paul Travelers Cos., Inc.                     299,086        12,863,689
XL Capital Ltd. Cl.A (Bermuda)                         96,200         6,685,900
                                                                ---------------
                                                                     43,344,405
                                                                ---------------
Savings & Loan-3.4%
Astoria Financial Corp.                                56,800         1,586,424
Countrywide Financial Corp.                            74,900         2,530,871
Fannie Mae                                            343,950        17,555,208
Freddie Mac                                           259,700        15,680,686
Washington Mutual, Inc.                               205,200         8,532,216
                                                                ---------------
                                                                     45,885,405
                                                                ---------------


84 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-5.1%
Goldman Sachs Group, Inc.                             138,250   $    15,370,635
Lehman Brothers Holdings, Inc.                         76,300         8,061,858
MBIA, Inc.                                             15,800           915,926
Merrill Lynch & Co., Inc.                             389,500        22,263,820
MGIC Investment Corp.                                  28,100         1,754,283
Morgan Stanley                                        343,600        17,478,932
Waddell & Reed Financial Inc. Cl.A                    151,300         2,932,194
                                                                ---------------
                                                                     68,777,648
                                                                ---------------
                                                                    431,776,589
                                                                ---------------
Energy-13.7%
Gas Pipelines-0.0%
El Paso Corp.                                          56,000           649,600
                                                                ---------------
Offshore Drilling-1.6%
Diamond Offshore Drilling, Inc.                        54,200         3,201,052
ENSCO International, Inc.                              78,200         3,195,252
GlobalSantaFe Corp. (Cayman Islands)                  117,000         5,484,960
Noble Corp. (Cayman Islands)                           69,500         4,955,350
Rowan Cos., Inc.                                      126,800         4,716,960
                                                                ---------------
                                                                     21,553,574
                                                                ---------------
Oils - Integrated Domestic-3.6%
Conocophillips                                        413,000        27,233,220
Marathon Oil Corp.                                    128,100         8,238,111
Occidental Petroleum Corp.                            108,700         9,025,361
Total SA (ADR) (France)                                36,700         4,838,528
                                                                ---------------
                                                                     49,335,220
                                                                ---------------
Oils - Integrated International-8.5%
BP Plc (ADR) (United Kingdom)                          99,700         6,817,486
Chevron Corp.                                         501,600        30,798,240
Exxon Mobil Corp.                                   1,286,300        77,049,370
                                                                ---------------
                                                                    114,665,096
                                                                ---------------
                                                                    186,203,490
                                                                ---------------
Consumer Growth-10.4%
Advertising-0.3%
The Interpublic Group of Cos., Inc.(a)                331,500         4,021,095
                                                                ---------------
Drugs-5.0%
Bristol-Myers Squibb Co.                              201,800         4,938,046
Eli Lilly & Co.                                       153,300         8,434,566
Merck & Co., Inc.                                     589,800        16,650,054
Pfizer, Inc.                                        1,491,000        37,975,770
                                                                ---------------
                                                                     67,998,436
                                                                ---------------
Entertainment-3.0%
The Walt Disney Co.                                    18,000           453,420
Time Warner, Inc.                                   1,335,900        23,939,328
Viacom, Inc. Cl.B                                     487,500        16,570,125
                                                                ---------------
                                                                     40,962,873
                                                                ---------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 85


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Hospital Management-0.6%
HCA, Inc.                                             117,400   $     5,787,820
Tenet Healthcare Corp.(a)                             157,800         1,922,004
                                                                ---------------
                                                                      7,709,824
                                                                ---------------
Hospital Supplies-0.4%
Medco Health Solutions, Inc.(a)                       113,300         5,582,291
                                                                ---------------
Other Medical-0.1%
AmerisourceBergen Corp.                                20,100         1,500,867
                                                                ---------------
Radio-TV Broadcasting-1.0%
Comcast Corp.Cl.A(a)                                  452,750        13,837,161
                                                                ---------------
                                                                    141,612,547
                                                                ---------------
Consumer Staples-7.6%
Beverages - Soft, Lite & Hard-1.1%
Molson Coors Brewing Co. Cl.B                          18,900         1,211,679
PepsiCo, Inc.                                         124,100         6,806,885
The Coca-Cola Co.                                     146,900         6,463,600
                                                                ---------------
                                                                     14,482,164
                                                                ---------------
Foods-1.1%
Bunge Ltd. (Bermuda)                                   31,800         1,867,296
Del Monte Foods Co.(a)                                 85,900           928,579
General Mills, Inc.                                   198,500         9,154,820
Kellogg Co.                                             9,500           430,635
Kraft Foods, Inc. Cl.A                                 32,700         1,013,700
Sara Lee Corp.                                         99,400         1,888,600
                                                                ---------------
                                                                     15,283,630
                                                                ---------------
Restaurants-0.9%
Darden Restaurants, Inc.                               12,700           398,907
McDonald's Corp.                                      357,200        11,591,140
                                                                ---------------
                                                                     11,990,047
                                                                ---------------
Retail - Food-1.3%
Kroger Co.(a)                                         398,300         7,862,442
Safeway, Inc.                                         242,400         5,752,152
SUPERVALU, Inc.                                       119,150         4,146,420
                                                                ---------------
                                                                     17,761,014
                                                                ---------------
Soaps & Household Chemicals-0.6%
Procter & Gamble Co.                                  120,700         6,696,436
Unilever NV (Netherlands)                              26,200         1,813,040
                                                                ---------------
                                                                      8,509,476
                                                                ---------------
Sugar Refiners-0.1%
Archer-Daniels-Midland Co.                             33,000           742,830
                                                                ---------------
Tobacco-2.5%
Altria Group, Inc.                                    370,550        26,197,885
UST, Inc.                                             173,900         7,401,184
                                                                ---------------
                                                                     33,599,069
                                                                ---------------
                                                                    102,368,230
                                                                ---------------


86 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Technology-7.5%
Communication - Equip. Mfrs.-0.9%
ADC Telecommunications, Inc.(a)                       209,799   $     4,393,191
Corning, Inc.(a)                                      168,600         3,365,256
Tellabs, Inc.(a)                                      467,600         4,156,964
                                                                ---------------
                                                                     11,915,411
                                                                ---------------
Computer/Instrumentation-1.1%
Celestica, Inc. (Canada)(a)                           339,400         4,049,042
Flextronics International, Ltd. (Singapore)(a)        319,100         4,167,446
Sanmina-SCI Corp.(a)                                  599,600         3,039,972
Solectron Corp.(a)                                    959,100         3,932,310
                                                                ---------------
                                                                     15,188,770
                                                                ---------------
Computers-3.0%
EMC Corp.(a)                                          493,200         6,342,552
Hewlett-Packard Co.                                   910,800        25,283,808
International Business Machines Corp.                 106,500         8,586,030
                                                                ---------------
                                                                     40,212,390
                                                                ---------------
Computer Services/Software-1.2%
Electronic Data Systems Corp.                         388,400         8,700,160
Microsoft Corp.                                       266,000         7,288,400
                                                                ---------------
                                                                     15,988,560
                                                                ---------------
Miscellaneous Industrial Technology-0.5%
Arrow Electronics, Inc.(a)                            136,200         4,061,484
Avnet, Inc.(a)                                         12,700           318,135
Ingram Micro, Inc. Cl.A(a)                             95,300         1,668,703
Tech Data Corp.(a)                                     42,875         1,569,654
                                                                ---------------
                                                                      7,617,976
                                                                ---------------
Semiconductors-0.8%
Agere Systems, Inc. Cl.A(a)                           328,130         3,714,431
Intel Corp.                                           257,900         6,633,188
                                                                ---------------
                                                                     10,347,619
                                                                ---------------
                                                                    101,270,726
                                                                ---------------
Utilities-7.2%
Electric Companies-2.8%
Alliant Energy Corp.                                   17,600           528,880
American Electric Power Co., Inc.                     140,850         5,236,803
Constellation Energy Group                             34,350         2,018,063
Edison International                                   11,100           499,833
Entergy Corp.                                         143,700        10,764,567
Exelon Corp.                                           27,600         1,487,364
FirstEnergy Corp.                                     135,600         6,919,668
Sempra Energy                                         157,800         7,072,596
Wisconsin Energy Corp.                                 85,125         3,334,346
Xcel Energy, Inc.                                      30,600           588,744
                                                                ---------------
                                                                     38,450,864
                                                                ---------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 87


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Telephone-4.4%
BellSouth Corp.                                       150,300   $     3,951,387
SBC Communications, Inc.                              437,100        10,525,368
Sprint Nextel Corp.                                   766,100        19,864,973
Verizon Communications, Inc.                          759,300        24,836,703
                                                                ---------------
                                                                     59,178,431
                                                                ---------------
                                                                     97,629,295
                                                                ---------------
Capital Equipment-6.1%
Aerospace & Defense-1.8%
Boeing Co.                                            101,300         6,789,126
General Dynamics Corp.                                  9,900         1,134,441
Goodrich Corp.                                        115,300         5,283,046
Northrop Grumman Corp.                                200,900        11,268,481
                                                                ---------------
                                                                     24,475,094
                                                                ---------------
Auto Trucks - Parts-0.4%
Eaton Corp.                                            81,900         5,235,048
                                                                ---------------
Electrical Equipment-2.7%
Cooper Industries, Ltd. Cl.A (Bermuda)                 54,800         3,640,912
General Electric Co.                                  757,400        25,456,214
Honeywell International, Inc.                          75,400         2,886,312
Hubbell, Inc. Cl.B                                     96,275         4,351,630
                                                                ---------------
                                                                     36,335,068
                                                                ---------------
Miscellaneous Capital Goods-1.2%
Ingersoll-Rand Co., Ltd. Cl.A (Bermuda)                72,000         5,732,640
SPX Corp.                                             132,300         6,024,942
Textron, Inc.                                          72,800         5,190,640
                                                                ---------------
                                                                     16,948,222
                                                                ---------------
                                                                     82,993,432
                                                                ---------------
Consumer Cyclicals-4.5%
Apparel Manufacturing-0.5%
Jones Apparel Group, Inc.                             136,600         3,849,388
VF Corp.                                               51,775         3,070,775
                                                                ---------------
                                                                      6,920,163
                                                                ---------------
Autos & Auto Parts-1.6%
American Axle & Manufacturing Holdings, Inc.           25,000           649,000
Autoliv, Inc. (Sweden)                                162,800         7,244,600
BorgWarner, Inc.                                       64,800         3,788,208
Dana Corp.                                             63,500           854,710
Johnson Controls, Inc.                                 46,300         2,777,074
Lear Corp.                                             63,075         2,377,928
Magna International, Inc. Cl.A (Canada)                55,300         4,062,338
                                                                ---------------
                                                                     21,753,858
                                                                ---------------


88 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retailers-1.5%
Federated Department Stores, Inc.                       6,600   $       455,268
Limited Brands, Inc.                                  282,000         6,198,360
Nordstrom, Inc.                                        29,300           983,894
Office Depot, Inc.(a)                                 309,400         9,282,000
Target Corp.                                           75,400         4,052,750
                                                                ---------------
                                                                     20,972,272
                                                                ---------------
Tires & Rubber Goods-0.1%
Cooper Tire & Rubber Co.                               61,700         1,042,730
                                                                ---------------
Toys-0.6%
Mattel, Inc.                                          455,500         8,212,665
                                                                ---------------
Miscellaneous Consumer Cyclicals-0.2%
Newell Rubbermaid, Inc.                                90,900         2,129,787
                                                                ---------------
                                                                     61,031,475
                                                                ---------------
Industrial Commodities-2.9%
Chemicals-1.4%
E.I. du Pont de Nemours & Co.                         232,100         9,184,197
Eastman Chemical Co.                                   27,800         1,333,566
Hercules, Inc.(a)                                      70,600           900,150
Lubrizol Corp.                                         65,800         2,720,830
PPG Industries, Inc.                                   74,500         4,692,010
                                                                ---------------
                                                                     18,830,753
                                                                ---------------
Containers - Metal/Glass/Paper-0.1%
Owens-Illinois, Inc.(a)                                43,525         1,122,945
                                                                ---------------
Paper-1.0%
Georgia-Pacific Corp.                                 104,200         3,343,778
Kimberly-Clark Corp.                                  102,100         6,362,872
Smurfit-Stone Container Corp.(a)                      281,700         3,109,968
Temple-Inland, Inc.                                    40,400         1,554,996
                                                                ---------------
                                                                     14,371,614
                                                                ---------------
Steel-0.4%
United States Steel Corp.                             117,800         4,938,176
                                                                ---------------
                                                                     39,263,488
                                                                ---------------
Services-2.3%
Railroads-2.3%
Burlington Northern Santa Fe Corp.                    161,575         8,566,707
CSX Corp.                                             122,700         5,390,211
Norfolk Southern Corp.                                178,300         6,349,263
Union Pacific Corp.                                   160,000        10,923,200
                                                                ---------------
                                                                     31,229,381
                                                                ---------------
Non-Financial-0.5%
Building Materials - Cement-0.4%
Martin Marietta Materials, Inc.                        34,800         2,516,736
Vulcan Materials Co.                                   33,600         2,414,160
                                                                ---------------
                                                                      4,930,896
                                                                ---------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 89


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Building Material - Heat/Plumbing/Air-0.1%
Masco Corp.                                            62,500   $     1,917,500
                                                                ---------------
                                                                      6,848,396
                                                                ---------------
Total Common Stocks
  (cost $1,248,564,256)                                           1,282,227,049
                                                                ---------------
SHORT-TERM INVESTMENT-5.9%
Time Deposit-5.9%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $79,372,000)                               $   79,372        79,372,000
                                                                ---------------
Total Investments-100.5%
  (cost $1,327,936,256)                                           1,361,599,049
Other assets less liabilities-(0.5%)                                 (6,566,613)
                                                                ---------------
Net Assets-100%                                                 $ 1,355,032,436
                                                                ===============


(a)  Non-income producing security.

Glossary of Terms:

ADR - American Depositary Receipt

See notes to financial statements.


90 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-99.5%

Technology-33.7%
Communication Equipment-9.1%
Corning, Inc.(a)                                    1,516,400   $    30,267,344
Juniper Networks, Inc.(a)                           1,757,000        39,954,180
QUALCOMM, Inc.                                      1,445,300        57,392,863
                                                                ---------------
                                                                    127,614,387
                                                                ---------------
Computer Hardware/Storage-8.2%
Apple Computer, Inc.(a)                             1,202,500        56,433,325
Dell, Inc.(a)                                       1,307,700        46,554,120
EMC Corp.(a)                                          851,500        10,950,290
                                                                ---------------
                                                                    113,937,735
                                                                ---------------
Computer Peripherals-0.9%
Network Appliance, Inc.(a)                            530,800        12,601,192
                                                                ---------------
Internet Media-8.4%
Google, Inc. Cl.A(a)                                  206,100        58,944,600
Yahoo!, Inc.(a)                                     1,767,400        58,925,116
                                                                ---------------
                                                                    117,869,716
                                                                ---------------
Semiconductor Components-6.3%
Broadcom Corp. Cl. A(a)                               935,100        40,676,850
Marvell Technology Group, Ltd. (Bermuda)(a)           778,500        36,737,415
Texas Instruments, Inc.                               300,900         9,833,412
                                                                ---------------
                                                                     87,247,677
                                                                ---------------
Software-0.8%
Microsoft Corp.                                       410,100        11,236,740
                                                                ---------------
                                                                    470,507,447
                                                                ---------------
Health Care-23.8%
Biotechnology-6.9%
Affymetrix, Inc.(a)                                   130,100         6,438,649
Amgen, Inc.(a)                                        334,180        26,700,982
Genentech, Inc.(a)                                    521,450        48,985,013
Gilead Sciences, Inc.(a)                              323,700        13,919,100
                                                                ---------------
                                                                     96,043,744
                                                                ---------------
Drugs-3.4%
Eli Lilly & Co.                                       272,800        15,009,456
Teva Pharmaceutical Industries, Ltd. (ADR)
  (Israel)                                            993,800        32,238,872
                                                                ---------------
                                                                     47,248,328
                                                                ---------------
Medical Products-8.1%
Alcon, Inc. (Switzerland)                             316,500        37,362,825
St. Jude Medical, Inc.(a)                             973,850        44,699,715
Zimmer Holdings, Inc.(a)                              390,150        32,058,626
                                                                ---------------
                                                                    114,121,166
                                                                ---------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 91


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-5.4%
UnitedHealth Group, Inc.                              754,400   $    38,851,600
WellPoint, Inc.(a)                                    489,500        36,345,375
                                                                ---------------
                                                                     75,196,975
                                                                ---------------
                                                                    332,610,213
                                                                ---------------
Consumer Services-16.9%
Advertising-0.1%
Lamar Advertising Co. Cl.A(a)                          23,900           961,258
                                                                ---------------
Broadcasting & Cable-2.2%
The E.W. Scripps Co. Cl.A                             460,850        23,042,500
Time Warner, Inc.                                     394,350         7,066,752
                                                                ---------------
                                                                     30,109,252
                                                                ---------------
Entertainment & Leisure-1.0%
Carnival Corp. (Panama)                               297,350        14,671,249
                                                                ---------------
Restaurants & Lodging-0.8%
Starbucks Corp.(a)                                    225,300        11,048,712
                                                                ---------------
Retail - General Merchandise-9.9%
Best Buy Co., Inc.                                     52,400         2,497,384
eBay, Inc.(a)                                       1,292,800        52,345,472
Lowe's Cos., Inc.                                     641,450        41,251,649
Target Corp.                                          788,905        42,403,644
                                                                ---------------
                                                                    138,498,149
                                                                ---------------
Miscellaneous-2.9%
Electronic Arts, Inc.(a)                              707,540        40,527,891
                                                                ---------------
                                                                    235,816,511
                                                                ---------------
Finance-9.7%
Banking - Regional-0.3%
Northern Trust Corp.                                   86,300         4,301,192
                                                                ---------------
Brokerage & Money Management-5.0%
Franklin Resources, Inc.                              238,850        19,213,094
Legg Mason, Inc.                                      170,600        17,832,818
Merrill Lynch & Co., Inc.                             148,000         8,459,680
The Goldman Sachs Group, Inc.                         225,950        25,121,121
                                                                ---------------
                                                                     70,626,713
                                                                ---------------
Insurance-4.4%
AFLAC, Inc.                                           233,100        10,074,582
American International Group, Inc.                    641,710        37,989,232
Progressive Corp.                                     138,975        13,398,580
                                                                ---------------
                                                                     61,462,394
                                                                ---------------
                                                                    136,390,299
                                                                ---------------


92 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Energy-5.4%
Oil Service-5.4%
Halliburton Co.                                       666,900   $    41,327,793
Nabors Industries, Ltd. (Bermuda)(a)                  504,700        33,814,900
                                                                ---------------
                                                                     75,142,693
                                                                ---------------
Consumer Staples-4.0%
Cosmetics-0.3%
Avon Products, Inc.                                   125,600         4,122,192
                                                                ---------------
Household Products-2.9%
Procter & Gamble Co.                                  736,900        40,883,212
                                                                ---------------
Retail - Food & Drug-0.8%
Whole Foods Market, Inc.                               80,505        10,406,076
                                                                ---------------
                                                                     55,411,480
                                                                ---------------
Capital Goods-3.6%
Miscellaneous-3.6%
General Electric Co.                                1,497,755        50,339,546
                                                                ---------------
Consumer Manufacturing-1.8%
Building & Related-1.8%
Pulte Homes, Inc.                                     291,400        25,118,680
                                                                ---------------
Aerospace & Defense-0.6%
Aerospace-0.6%
Boeing Co.                                            126,700         8,491,434
                                                                ---------------
Total Common Stocks
  (cost $1,325,579,419)                                           1,389,828,303
                                                                ---------------
SHORT-TERM INVESTMENT-0.4%
Time Deposit-0.4%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $5,615,000)                                $    5,615         5,615,000
                                                                ---------------
Total Investments-99.9%
  (cost $1,331,194,419)                                           1,395,443,303
Other assets less liabilities-0.1%                                    1,593,732
                                                                ---------------
Net Assets-100%                                                 $ 1,397,037,035
                                                                ===============


(a)  Non-income producing security.

Glossary of Terms:

ADR - American Depositary Receipt.

See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 93


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-94.8%

Foreign Investments-51.1%
Australia-8.3%
Centro Properties Group                               568,067    $    2,560,608
DB RREEF Trust                                      3,108,864         3,216,529
General Property Group                              1,717,500         5,075,202
Macquarie CountryWide Trust                         1,485,226         2,177,710
Macquarie Goodman Group                             1,203,687         3,889,316
Stockland                                             978,072         4,382,907
Valad Property Group                                2,022,618         2,126,094
Westfield Group                                     1,438,464        19,011,938
                                                                 --------------
                                                                     42,440,304
                                                                 --------------
Canada-9.1%
Allied Properties Real Estate Investment Trust        169,100         2,378,982
Boardwalk Real Estate Investment Trust                127,300         2,116,930
Brookfield Properties Corp.                           212,500         6,160,375
Canadian Apartment Properties Real Estate
  Investment Trust                                    214,000         2,599,621
Canadian Real Estate Investment Trust                 162,800         2,852,652
Cominar Real Estate Investment Trust                  175,200         2,796,883
Dundee Real Estate Investment Trust                    51,100         1,151,962
H&R Real Estate Investment Trust                      246,200         4,199,949
InnVest Real Estate Investment Trust                  224,600         2,435,114
Primaris Retail Real Estate Investment Trust          219,300         2,843,205
RioCan Real Estate Investment Trust                   581,700        10,437,816
Summit Real Estate Investment Trust                   312,900         6,168,114
                                                                 --------------
                                                                     46,141,603
                                                                 --------------
Finland-0.3%
Sponda Oyj                                            153,280         1,582,783
                                                                 --------------
France-6.9%
Bail Investissement Fonciere                           57,600         2,829,790
Klepierre                                             101,200        10,044,461
Unibail                                               156,418        22,473,332
                                                                 --------------
                                                                     35,347,583
                                                                 --------------
Hong Kong-8.2%
Henderson Land Development Co., Ltd.                2,089,000        10,481,148
Kerry Properties, Ltd.                              3,150,000         8,540,059
Sun Hung Kai Properties, Ltd.                       2,213,600        22,525,883
                                                                 --------------
                                                                     41,547,090
                                                                 --------------
Italy-0.4%
Beni Stabili S.p.A.                                 1,969,150         2,124,662
                                                                 --------------
Japan-5.1%
Japan Retail Fund Investment                              715         5,851,454
Mitsui Fudosan Co., Ltd.                              950,000        12,304,162
Nippon Building Fund, Inc.                                906         7,554,163
                                                                 --------------
                                                                     25,709,779
                                                                 --------------


94 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Netherlands-3.0%
Eurocommercial Properties NV                           58,000    $    2,157,269
Rodamco Europe NV                                     128,640        10,954,919
Wereldhave NV                                          20,200         2,128,782
                                                                 --------------
                                                                     15,240,970
                                                                 --------------
Singapore-3.6%
Ascendas Real Estate Investment Trust               8,490,725        11,334,984
CapitaMall Trust                                    4,843,000         6,952,391
                                                                 --------------
                                                                     18,287,375
                                                                 --------------
Spain-0.5%
Inmobiliaria Colonial, SA                              45,200         2,585,101
                                                                 --------------
United Kingdom-5.7%
British Land Co. Plc                                  340,400         5,437,230
Brixton Plc                                           260,800         1,759,944
Capital & Regional Plc                                110,389         1,626,576
Derwent Valley Holdings Plc                           113,510         2,516,075
Hammerson Plc                                         273,900         4,449,755
Land Securities Group Plc                             265,244         6,805,739
Liberty International Plc                             143,200         2,502,479
Slough Estates Plc                                    388,050         3,848,751
                                                                 --------------
                                                                     28,946,549
                                                                 --------------
Total Foreign Investments
  (cost $244,202,453)                                               259,953,799
                                                                 --------------
United States Investments-43.7%
Real Estate Investment Trusts-43.3%
Apartments-6.6%
Archstone Smith Trust                                 164,400         6,625,320
AvalonBay Communities, Inc.                            55,800         4,689,432
Camden Property Trust                                  40,000         2,092,000
Equity Residential                                    229,600         8,671,992
Essex Property Trust, Inc.                             42,500         3,737,875
Mid-America Apartment Communities, Inc.                44,600         1,998,080
United Dominion Realty Trust, Inc.                    251,200         5,948,416
                                                                 --------------
                                                                     33,763,115
                                                                 --------------
Diversified-2.8%
Cousins Properties, Inc.                               51,900         1,573,089
iStar Financial, Inc.                                  47,800         1,982,266
Vornado Realty Trust                                  124,200        10,683,684
                                                                 --------------
                                                                     14,239,039
                                                                 --------------
Health Care-0.9%
Health Care Property Investors, Inc.                   87,400         2,374,658
Windrose Medical Properties Trust                     134,900         2,047,782
                                                                 --------------
                                                                      4,422,440
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 95


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Industrial-4.5%
EastGroup Properties, Inc.                            110,000    $    4,745,400
First Potomac Realty Trust                             66,900         1,726,020
ProLogis                                              376,300        16,372,813
                                                                 --------------
                                                                     22,844,233
                                                                 --------------
Lodging-4.1%
Host Marriott Corp.                                   452,100         7,907,229
Lasalle Hotel Properties                               47,400         1,600,698
Starwood Hotels & Resorts Worldwide, Inc.             106,100         6,185,630
Strategic Hotel Capital, Inc.                          64,000         1,180,160
Sunstone Hotel Investors, Inc.                        149,000         3,769,700
                                                                 --------------
                                                                     20,643,417
                                                                 --------------
Office-8.1%
Alexandria Real Estate Equities, Inc.                 100,100         8,203,195
Arden Realty, Inc.                                     64,700         2,468,305
Boston Properties, Inc.                                94,800         6,745,020
CarrAmerica Realty Corp.                               79,100         2,854,719
Corporate Office Properties Trust                     203,500         7,089,940
Equity Office Properties Trust                         89,400         2,977,020
Mack-Cali Realty Corp.                                 44,600         1,964,630
Maguire Properties, Inc.                              121,300         3,541,960
Prentiss Properties Trust                              65,700         2,525,508
Reckson Associates Realty Corp.                        47,400         1,571,310
SL Green Realty Corp.                                  15,700         1,038,241
                                                                 --------------
                                                                     40,979,848
                                                                 --------------
Office - Industrial Mix-0.2%
Duke Realty Corp.                                       2,400            78,576
Glenborough Realty Trust, Inc.                         56,600         1,134,830
                                                                 --------------
                                                                      1,213,406
                                                                 --------------
Regional Malls-7.4%
General Growth Properties, Inc.                       267,000        12,039,030
Simon Property Group, Inc.                            208,900        15,891,023
The Macerich Co.                                       61,800         4,021,944
The Mills Corp.                                        99,700         5,836,438
                                                                 --------------
                                                                     37,788,435
                                                                 --------------
Self Storage-1.8%
Public Storage, Inc.                                  112,200         7,575,744
Sovran Self Storage, Inc.                              32,400         1,503,360
                                                                 --------------
                                                                      9,079,104
                                                                 --------------
Shopping Centers-6.2%
Developers Diversified Realty Corp.                   216,200        10,375,438
Kimco Realty Corp.                                    210,200         6,646,524
Pan Pacific Retail Properties, Inc.                    60,900         4,035,843
Regency Centers Corp.                                 142,900         8,335,357
Tanger Factory Outlet Centers, Inc.                    82,200         2,278,584
                                                                 --------------
                                                                     31,671,746
                                                                 --------------


96 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Specialty-0.7%
Capital Automotive REIT                                45,800    $    1,642,846
Digital Realty Trust, Inc.                             88,200         1,677,564
                                                                 --------------
                                                                      3,320,410
                                                                 --------------
                                                                    219,965,193
                                                                 --------------
Consumer Services-0.4%
Restaurants & Lodging-0.4%
Hilton Hotels Corp.                                    87,400         2,025,058
                                                                 --------------
Total United States Investments
  (cost $205,959,096)                                               221,990,251
                                                                 --------------
Total Common Stocks
  (cost $450,161,549)                                               481,944,050
                                                                 --------------
SHORT-TERM INVESTMENT-4.8%
Time Deposit-4.8%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $24,532,000)                               $   24,532        24,532,000
                                                                 --------------
Total Investments-99.6%
  (cost $474,693,549)                                               506,476,050
Other assets less liabilities-0.4%                                    2,260,684
                                                                 --------------
Net Assets-100%                                                  $  508,736,734
                                                                 ==============


See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 97


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-98.3%

Belgium-1.9%
Delhaize Group                                        255,426    $   14,761,219
                                                                 --------------
Brazil-2.1%
Petroleo Brasileiro, SA (ADR)                         257,300        14,148,927
Votorantim Celulose e Papel, SA (ADR)                 210,300         2,439,480
                                                                 --------------
                                                                     16,588,407
                                                                 --------------
Canada-2.6%
Canadian Natural Resources, Ltd.                      416,400        20,510,432
                                                                 --------------
China-1.2%
China Petrolium & Chemical Corp.                   20,684,500         9,241,009
                                                                 --------------
France-15.8%
Arcelor                                               992,060        21,932,764
Assurances Generales de France                        220,500        19,273,115
Credit Agricole, SA                                   454,610        12,161,037
European Aeronautic Defence & Space Co.               428,190        14,522,454
Renault, SA                                           277,300        24,650,939
Sanofi-Synthelabo, SA                                 218,319        18,695,834
Societe Generale                                      125,125        13,566,956
                                                                 --------------
                                                                    124,803,099
                                                                 --------------
Germany-9.2%
Continental AG                                        261,700        20,801,907
Depfa Bank Plc                                        402,850         6,833,322
E.ON AG                                               184,200        17,627,901
HeidelbergCement AG(a)                                 13,791         1,014,712
Man AG                                                186,400         9,443,499
Muenchener Rueckversicherungs-
  Gesellschaft AG                                     148,700        16,737,670
                                                                 --------------
                                                                     72,459,011
                                                                 --------------
Hungary-1.3%
MOL Magyar Olaj-es Gazipari Rt.                        93,100        10,269,757
                                                                 --------------
Israel-1.1%
Bank Hapoalim, Ltd.                                 1,664,800         6,145,235
Bank Leumi Le-Israel                                  736,900         2,185,463
                                                                 --------------
                                                                      8,330,698
                                                                 --------------
Italy-2.3%
Eni SpA                                               626,100        18,563,778
                                                                 --------------


98 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Japan-14.7%
Canon, Inc.                                           406,200    $   20,570,132
Honda Motor Co., Ltd.                                 430,000        23,150,127
Japan Tobacco, Inc.                                     1,174        17,031,822
JFE Holdings, Inc.                                    667,800        19,493,481
ORIX Corp.                                             56,200         9,317,290
Sumitomo Mitsui Financial Group, Inc.                   2,359        19,354,089
UFJ Holdings, Inc.(a)                                   1,121         7,051,016
                                                                 --------------
                                                                    115,967,957
                                                                 --------------
Netherlands-3.4%
ING Groep NV                                          922,011        26,906,577
                                                                 --------------
Singapore-2.9%
Flextronics International, Ltd.(a)                    584,400         7,632,264
Singapore Telecommunications, Ltd.                  9,770,840        15,032,642
                                                                 --------------
                                                                     22,664,906
                                                                 --------------
South Korea-5.6%
Hyundai Motor Co.                                      28,000         1,930,527
Kookmin Bank                                          164,700         8,325,931
POSCO                                                 101,200        20,961,968
Samsung Electronics Co., Ltd.                           9,360         4,955,451
Shinhan Financial Group Co., Ltd.                     279,590         8,267,916
                                                                 --------------
                                                                     44,441,793
                                                                 --------------
Spain-4.5%
Endesa, SA                                            748,800        16,939,096
Repsol YPF, SA                                        631,300        18,714,461
                                                                 --------------
                                                                     35,653,557
                                                                 --------------
Sweden-1.0%
Svenska Cellulosa AB Cl.B                             214,400         7,638,127
                                                                 --------------
Switzerland-2.2%
Credit Suisse Group                                   394,500        17,194,832
                                                                 --------------
Taiwan-3.0%
Compal Electronics, Inc. (GDR)(b)                   2,106,708        10,596,740
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                             1,586,834        13,059,644
                                                                 --------------
                                                                     23,656,384
                                                                 --------------
Thailand-0.4%
PTT Public Co., Ltd.                                  560,100         3,315,085
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 99


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
United Kingdom-23.1%
Aviva Plc                                           1,273,223   $    14,108,681
BAE Systems Plc                                     1,488,100         8,802,819
Barclays Plc                                        1,831,300        18,325,382
BP Plc                                              1,538,000        17,579,970
Friends Provident Plc                               2,813,720         8,838,446
George Wimpey Plc                                     515,700         3,823,865
GlaxoSmithKline Plc                                   372,000         9,017,195
HBOS Plc                                              958,560        15,074,853
J Sainsbury Plc                                     2,501,900        12,817,433
Persimmon Plc                                         158,400         2,374,229
Royal Bank of Scotland Group Plc                      698,900        20,489,650
Tate & Lyle Plc                                       885,842         7,374,989
Taylor Woodrow Plc                                  1,035,400         5,990,330
Vodafone Group Plc                                  5,673,200        15,532,655
Whitbread Plc                                         392,699         7,079,434
Xstrata Plc                                           637,480        14,991,221
                                                                 --------------
                                                                    182,221,152
                                                                 --------------
Total Common Stocks
  (cost $743,860,900)                                               775,187,780
                                                                 --------------
SHORT-TERM INVESTMENT-1.0%
Time Deposit-1.0%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $7,468,000)                                $    7,468         7,468,000
                                                                 --------------
Total Investments-99.3%
  (cost $751,328,900)                                               782,655,780
Other assets less liabilities-0.7%                                    5,776,363
                                                                 --------------
Net Assets-100%                                                  $  788,432,143
                                                                 ==============

FINANCIAL FUTURES CONTRACTS (see Note C)

                                                                      Value at
                   Number of       Expiration         Original        August 31,      Unrealized
    Type           Contracts          Month            Value            2005         Depreciation
--------------   -------------   ---------------   --------------   -------------   ---------------
EURO STOXX 50         202        September 2005     $ 8,360,906      $ 8,149,080       $ (211,826)


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate market value of this security amounted to $10,596,740 or 1.3% of net assets.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


100 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER
  INVESTMENTS-96.8%

Australia-3.5%
Aristocrat Leisure, Ltd.                              414,766    $    3,953,115
Coles Myer, Ltd.                                      252,890         1,895,578
QBE Insurance Group, Ltd.                             250,709         3,258,118
Rinker Group, Ltd.                                    483,333         5,326,148
Westpac Banking Corp.                                 247,665         3,703,855
                                                                 --------------
                                                                     18,136,814
                                                                 --------------
Brazil-1.2%
Petroleo Brasileiro, SA (ADR)                          96,300         6,024,528
                                                                 --------------
China-0.8%
China Shenhua Energy Co., Ltd. Cl.H(a)              3,635,000         4,022,441
                                                                 --------------
Egypt-0.4%
Orascom Telecom Holding SAE (GDR)                      43,374         2,005,614
                                                                 --------------
France-11.8%
BNP Paribas, SA                                       173,830        12,693,126
CapGemini, SA(a)                                      148,238         4,893,371
Groupe Danone                                          36,466         3,862,924
Sanofi-Synthelabo, SA                                 135,761        11,625,947
Total, SA                                              79,826        21,055,980
Vinci, SA                                              75,984         6,759,616
                                                                 --------------
                                                                     60,890,964
                                                                 --------------
Germany-1.8%
Premiere AG(a)                                         23,805           734,787
SAP AG                                                 51,676         8,793,614
                                                                 --------------
                                                                      9,528,401
                                                                 --------------
Greece-1.2%
EFG Eurobank Ergasias                                  84,716         2,550,256
OPAP SA                                               118,760         3,779,582
                                                                 --------------
                                                                      6,329,838
                                                                 --------------
Hong Kong-3.3%
Esprit Holdings, Ltd.                               1,521,000        11,256,584
Li & Fung, Ltd.                                     2,850,000         5,792,188
                                                                 --------------
                                                                     17,048,772
                                                                 --------------
India-0.5%
Infosys Technologies, Ltd.                             48,022         2,599,370
                                                                 --------------
Ireland-4.7%
Allied Irish Banks Plc                                328,359         7,122,943
Anglo Irish Bank Corp. Plc                            567,838         7,653,535
CRH Plc                                               355,139         9,688,562
                                                                 --------------
                                                                     24,465,040
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 101


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Italy-4.3%
Eni S.p.A.                                            619,057    $   18,354,954
Luxottica Group S.p.A.                                178,986         4,136,438
                                                                 --------------
                                                                     22,491,392
                                                                 --------------
Japan-17.5%
Aeon Credit Service Co., Ltd.                          27,700         1,826,475
Astellas Pharma, Inc.                                  29,000         1,036,853
Denso Corp.                                           341,200         8,672,789
Honda Motor Co.                                        96,100         5,173,784
Hoya Corp.                                            108,900        14,276,296
Keyence Corp.                                          45,600        10,776,020
Mitsubishi Corp.                                    1,005,300        16,645,421
Mitsubishi Tokyo Financial Group, Inc.                    778         8,029,076
Nitto Denko Corp.                                     171,600        11,000,337
Sumitomo Electric Industries, Ltd.                    215,200         2,662,881
Sumitomo Mitsui Financial Group, Inc.                     680         5,578,966
Yamada Denki Co., Ltd.                                 76,900         4,949,560
                                                                 --------------
                                                                     90,628,458
                                                                 --------------
Luxembourg-0.8%
Deutsche Bank AG warrants,
  expiring 3/18/07(a)                               1,696,582         4,119,301
                                                                 --------------
Mexico-2.8%
America Movil SA de CV                                348,900         7,675,800
Grupo Televisa, SA (ADR)                               59,000         3,705,200
Wal-Mart de Mexico SA de CV                           766,300         3,338,802
                                                                 --------------
                                                                     14,719,802
                                                                 --------------
Netherlands-1.6%
ING Groep NV                                          289,663         8,453,088
                                                                 --------------
Norway-1.5%
Norsk Hydro ASA                                        72,485         7,794,306
                                                                 --------------
South Africa-0.5%
Telkom South Africa, Ltd.                             116,801         2,334,236
                                                                 --------------
Spain-2.2%
Banco Bilbao Vizcaya Argentaria, SA                   668,887        11,159,007
Inditex, SA                                                75             2,048
                                                                 --------------
                                                                     11,161,055
                                                                 --------------
Sweden-1.5%
Telefonaktiebolaget LM Ericsson Cl.B                2,173,253         7,588,265
                                                                 --------------


102 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Switzerland-15.0%
Alcon, Inc.                                            76,200    $    8,995,410
Compagnie Financiere Richemont AG Cl.A                297,615        11,302,193
Credit Suisse Group                                   239,379        10,433,667
Nobel Biocare Holding AG                               40,655         8,887,478
Novartis AG                                           267,180        12,990,117
Roche Holding AG                                      108,291        15,025,754
UBS AG                                                118,684         9,734,679
                                                                 --------------
                                                                     77,369,298
                                                                 --------------
Taiwan-2.1%
AU Optronics Corp. (ADR)                              153,304         2,267,366
Hon Hai Precision Industry Co., Ltd. (GDR)            494,862         4,290,453
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                               539,311         4,438,530
                                                                 --------------
                                                                     10,996,349
                                                                 --------------
Thailand-0.5%
PTT Public Co., Ltd.                                  467,800         2,768,786
                                                                 --------------
United Kingdom-17.3%
BHP Billiton Plc                                      267,757         3,998,790
Capita Group Plc                                      694,188         4,571,253
Carnival Plc                                           48,480         2,514,935
Enterprise Inns Plc                                   358,628         5,351,299
Man Group Plc                                          41,946         1,248,613
Next Plc                                               98,095         2,677,042
O2 Plc                                                721,830         1,998,845
Reckitt Benckiser Plc                                 201,916         6,266,480
SABMiller Plc                                         676,293        11,955,779
Smith & Nephew Plc                                    502,398         4,842,727
Smiths Group Plc                                       63,192         1,037,193
Standard Chartered Plc                                505,355        10,832,418
Tesco Plc                                           1,954,660        11,521,031
Vodafone Group Plc                                  1,385,416         3,793,131
Wolseley Plc                                          281,643         5,747,777
WPP Group Plc                                       1,087,852        11,279,871
                                                                 --------------
                                                                     89,637,184
                                                                 --------------
Total Common Stocks & Other Investments
  (cost $484,828,421)                                               501,113,302
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 103


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.0%
Time Deposit-3.0%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $15,512,000)                                  $15,512    $   15,512,000
                                                                 --------------
Total Investments-99.8%
  (cost $500,340,421)                                               516,625,302
Other assets less liabilities-0.2%                                      968,537
                                                                 --------------
Net Assets-100%                                                  $  517,593,839
                                                                 ==============


(a)  Non-income producing security.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


104 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-93.9%

Financial-20.3%
Major Regional Banks-5.3%
Central Pacific Financial Corp.                       112,900    $    3,904,082
Hibernia Corp. Cl.A                                    82,600         2,622,550
Popular, Inc. (Puerto Rico)                            97,300         2,662,128
TD Banknorth, Inc.                                     22,900           688,603
UnionBanCal Corp.                                      50,800         3,442,716
Whitney Holding Corp.                                 116,250         3,594,450
                                                                 --------------
                                                                     16,914,529
                                                                 --------------
Miscellaneous Finance-1.7%
A.G. Edwards, Inc.                                    121,300         5,483,973
                                                                 --------------
Multi-Line Insurance-2.0%
PacifiCare Health Systems, Inc.(a)                     28,900         2,178,482
StanCorp Financial Group, Inc.                         51,600         4,171,860
                                                                 --------------
                                                                      6,350,342
                                                                 --------------
Property/Casualty Insurance-5.1%
Old Republic International Corp.                      191,500         4,820,055
PartnerRe, Ltd. (Bermuda)                              14,800           898,360
Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                           136,800         4,443,264
Radian Group, Inc.                                    106,200         5,435,316
RenaissanceRe Holdings, Ltd. (Bermuda)                 17,350           786,128
                                                                 --------------
                                                                     16,383,123
                                                                 --------------
Real Estate Investment Trust-0.2%
FelCor Lodging Trust, Inc.(a)                          43,100           657,275
                                                                 --------------
Savings and Loan-6.0%
Astoria Financial Corp.                               171,900         4,801,167
Commercial Federal Corp.                              108,300         3,672,453
MAF Bancorp, Inc.                                     112,100         4,812,453
Sovereign Bancorp, Inc.                               151,800         3,539,976
Washington Federal, Inc.                              106,300         2,490,609
                                                                 --------------
                                                                     19,316,658
                                                                 --------------
                                                                     65,105,900
                                                                 --------------
Consumer Cyclicals-15.4%
Autos & Auto Parts-3.1%
American Axle & Manufacturing Holdings, Inc.          103,100         2,676,476
BorgWarner, Inc.                                       62,500         3,653,750
Dana Corp.                                            255,800         3,443,068
                                                                 --------------
                                                                      9,773,294
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 105


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retailers-8.0%
AutoNation, Inc.(a)                                   246,200    $    5,123,422
BJ's Wholesale Club, Inc.(a)                          147,100         4,199,705
Borders Group, Inc.                                   180,700         4,125,381
Federated Department Stores, Inc.                       5,300           365,594
Office Depot, Inc.(a)                                 229,400         6,882,000
Payless ShoeSource, Inc.(a)                           258,700         4,796,298
                                                                 --------------
                                                                     25,492,400
                                                                 --------------
Textiles/Shoes - Apparel Mfg.-4.2%
Jones Apparel Group, Inc.                             157,900         4,449,622
Liz Claiborne, Inc.                                   119,000         4,882,570
Reebok International, Ltd.                             27,300         1,536,990
VF Corp.                                               43,800         2,597,778
                                                                 --------------
                                                                     13,466,960
                                                                 --------------
Miscellaneous Consumer Cyclicals-0.1%
Brunswick Corp.                                        10,000           440,000
                                                                 --------------
                                                                     49,172,654
                                                                 --------------
Capital Equipment-9.7%
Aerospace/Defense-1.6%
Goodrich Corp.                                        111,000         5,086,020
                                                                 --------------
Auto & Truck Parts-2.6%
ArvinMeritor, Inc.                                     64,000         1,187,200
PACCAR, Inc.                                           32,500         2,277,600
TRW Automotive Holdings Corp.(a)                      165,000         4,842,750
                                                                 --------------
                                                                      8,307,550
                                                                 --------------
Electrical Equipment-1.9%
Anixter International, Inc.(a)                         44,100         1,683,738
Cooper Industries, Ltd. Cl.A (Bermuda)                 63,600         4,225,584
                                                                 --------------
                                                                      5,909,322
                                                                 --------------
Machinery-3.0%
Moog, Inc. Cl.A(a)                                    153,100         4,824,181
Terex Corp.(a)                                         98,000         4,780,440
                                                                 --------------
                                                                      9,604,621
                                                                 --------------
Miscellaneous Capital Goods-0.6%
SPX Corp.                                              22,350         1,017,819
Textron, Inc.                                          14,400         1,026,720
                                                                 --------------
                                                                      2,044,539
                                                                 --------------
                                                                     30,952,052
                                                                 --------------
Consumer Growth-8.6%
Advertising-0.9%
The Interpublic Group of Cos., Inc.(a)                219,000         2,656,470
                                                                 --------------
Hospital Management-1.2%
Universal Health Services, Inc. Cl.B                   76,300         3,899,693
                                                                 --------------


106 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Hospital Supplies-1.7%
Owens & Minor, Inc.                                   188,000    $    5,388,080
                                                                 --------------
Other Medical-1.7%
PerkinElmer, Inc.                                     263,500         5,454,450
                                                                 --------------
Photography-1.2%
IKON Office Solutions, Inc.                           386,500         3,899,785
                                                                 --------------
Publishing-0.2%
The Reader's Digest Association, Inc.                  41,300           671,538
                                                                 --------------
Miscellaneous Consumer Growth-1.7%
URS Corp.(a)                                          144,000         5,425,920
                                                                 --------------
                                                                     27,395,936
                                                                 --------------
Utilities-7.4%
Electric Companies-7.4%
Allegheny Energy, Inc.(a)                             193,000         5,820,880
Constellation Energy Group                             40,300         2,367,625
Northeast Utilities                                   153,900         3,065,688
PNM Resources, Inc.                                   109,000         3,224,220
Puget Energy, Inc.                                    147,600         3,360,852
Wisconsin Energy Corp.                                123,500         4,837,495
WPS Resources Corp.                                    19,100         1,100,924
                                                                 --------------
                                                                     23,777,684
                                                                 --------------
Industrial Commodities-7.1%
Aluminum-0.3%
Mueller Industries, Inc.                               41,000         1,074,610
                                                                 --------------
Chemicals-2.6%
Albemarle Corp.                                        43,500         1,579,485
Chemtura Corp.                                        115,000         1,973,400
Cytec Industries, Inc.                                 99,600         4,740,960
                                                                 --------------
                                                                      8,293,845
                                                                 --------------
Containers - Metal/Glass/Paper-0.4%
Ball Corp.                                             36,800         1,380,368
                                                                 --------------
Miscellaneous Metals-2.6%
Reliance Steel & Aluminum Co.                          99,400         4,771,200
Silgan Holdings, Inc.                                  56,000         3,372,320
                                                                 --------------
                                                                      8,143,520
                                                                 --------------
Miscellaneous Industrial Commodities-1.2%
United Stationers, Inc.(a)                             79,500         3,728,550
                                                                 --------------
                                                                     22,620,893
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 107


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Technology-5.9%
Communication - Equip. Mfrs.-2.7%
ADC Telecommunications, Inc.(a)                       105,500    $    2,209,170
Andrew Corp.(a)                                       381,000         4,392,930
Nortel Networks Corp. (Canada)(a)                     271,400           825,056
Tellabs, Inc.(a)                                      149,175         1,326,166
                                                                 --------------
                                                                      8,753,322
                                                                 --------------
Computer/Instrumentation-1.0%
Sanmina-SCI Corp.(a)                                  504,600         2,558,322
Solectron Corp.(a)                                    150,700           617,870
                                                                 --------------
                                                                      3,176,192
                                                                 --------------
Miscellaneous Industrial Technology-1.1%
Arrow Electronics, Inc.(a)                             29,000           864,780
Avnet, Inc.(a)                                         31,300           784,065
Tech Data Corp.(a)                                     53,300         1,951,313
                                                                 --------------
                                                                      3,600,158
                                                                 --------------
Semiconductors-1.1%
Vishay Intertechnology, Inc.(a)                       262,700         3,388,830
                                                                 --------------
                                                                     18,918,502
                                                                 --------------
Services-5.7%
Miscellaneous Industrial
  Transportation-4.2%
GATX Corp.                                            133,800         5,422,914
Laidlaw International, Inc.                           210,900         5,219,775
SEACOR Holdings, Inc.(a)                               36,900         2,638,350
                                                                 --------------
                                                                     13,281,039
                                                                 --------------
Truckers-1.5%
CNF, Inc.                                              96,000         4,845,120
                                                                 --------------
                                                                     18,126,159
                                                                 --------------
Non-Financial-5.6%
Building Material - Heat/Plumbing/Air-1.3%
Hughes Supply, Inc.                                   132,200         4,184,130
                                                                 --------------
Home Building-0.5%
Pulte Homes, Inc.                                      19,400         1,672,280
                                                                 --------------
Miscellaneous Building-3.8%
Beazer Homes USA, Inc.                                 68,600         4,283,384
Harsco Corp.                                           28,100         1,648,065
Quanta Services, Inc.(a)                              513,000         6,156,000
                                                                 --------------
                                                                     12,087,449
                                                                 --------------
                                                                     17,943,859
                                                                 --------------
Consumer Staples-4.4%
Foods-3.0%
Corn Products International, Inc.                      60,000         1,351,200
Del Monte Foods Co.(a)                                383,600         4,146,716
Universal Corp.                                       100,700         4,191,134
                                                                 --------------
                                                                      9,689,050
                                                                 --------------


108 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Restaurants-1.0%
Jack In The Box, Inc.(a)                               89,800    $    3,167,246
                                                                 --------------
Retail Stores - Food-0.4%
SUPERVALU, Inc.                                        35,000         1,218,000
                                                                 --------------
                                                                     14,074,296
                                                                 --------------
Energy-3.8%
Offshore Drilling-1.7%
Rowan Cos., Inc.                                      149,800         5,572,560
                                                                 --------------
Oils - Integrated Domestic-0.8%
Amerada Hess Corp.                                     20,100         2,554,710
                                                                 --------------
Oils - Integrated International-1.3%
Pogo Producing Co.                                     73,800         4,132,800
                                                                 --------------
                                                                     12,260,070
                                                                 --------------
Total Common Stocks
  (cost $297,592,548)                                               300,348,005
                                                                 --------------
SHORT-TERM INVESTMENT-6.0%
Time Deposit-6.0%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $19,310,000)                               $   19,310        19,310,000
                                                                 --------------
Total Investments-99.9%
  (cost $316,902,548)                                               319,658,005
Other assets less liabilities-0.1%                                      380,169
                                                                 --------------
Net Assets-100%                                                  $  320,038,174
                                                                 ==============

(a)  Non-income producing security.

See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 109


SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-97.4%

Consumer Services-23.8%
Advertising-3.2%
aQuantive, Inc.(a)                                    227,200    $    4,103,232
Getty Images, Inc.(a)                                  59,300         5,075,487
                                                                 --------------
                                                                      9,178,719
                                                                 --------------
Apparel-2.7%
Chico's FAS, Inc.(a)                                  116,300         4,036,773
Urban Outfitters, Inc.(a)                              68,780         3,828,295
                                                                 --------------
                                                                      7,865,068
                                                                 --------------
Broadcasting & Cable-1.8%
XM Satellite Radio Holdings, Inc. Cl.A(a)             146,900         5,178,225
                                                                 --------------
Entertainment & Leisure-1.9%
Activision, Inc.(a)                                   239,066         5,343,125
                                                                 --------------
Gaming-1.8%
Station Casinos, Inc.                                  79,000         5,278,780
                                                                 --------------
Restaurants & Lodging-1.1%
Orient-Express Hotels, Ltd. Cl.A (Bermuda)            102,400         3,146,752
                                                                 --------------
Retail - General Merchandise-0.8%
Dick's Sporting Goods, Inc.(a)                         71,650         2,267,006
                                                                 --------------
Miscellaneous-10.5%
Dycom Industries, Inc.(a)                             136,300         2,415,236
Iron Mountain, Inc.(a)                                169,900         5,859,851
Laureate Education, Inc.(a)                           108,630         4,546,165
Robert Half International, Inc.                       177,800         5,988,304
Strayer Education, Inc.                                36,000         3,633,120
Tempur-Pedic International, Inc.(a)                   170,500         2,739,935
The Corporate Executive Board Co.                      63,200         5,104,664
                                                                 --------------
                                                                     30,287,275
                                                                 --------------
                                                                     68,544,950
                                                                 --------------
Technology-21.2%
Communications Equipment-3.0%
ADC Telecommunications, Inc.(a)                        82,000         1,717,080
ADTRAN, Inc.                                           98,800         2,551,016
Nextel Partners, Inc. Cl.A(a)                         161,500         4,237,760
                                                                 --------------
                                                                      8,505,856
                                                                 --------------
Computer Services-3.7%
Alliance Data Systems Corp.(a)                         84,400         3,550,708
Cognizant Technology Solutions Corp. Cl.A(a)           73,400         3,341,902
Global Payments, Inc.                                  55,300         3,637,634
                                                                 --------------
                                                                     10,530,244
                                                                 --------------


110 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Contract Manufacturing-0.5%
Semtech Corp.(a)                                       96,800    $    1,582,680
                                                                 --------------
Semiconductor Capital Equipment-1.0%
MEMC Electronic Materials, Inc.(a)                    179,900         3,033,114
                                                                 --------------
Semiconductor Components-5.0%
International Rectifier Corp.(a)                       59,300         2,852,330
Intersil Corp. Cl.A                                   274,200         5,758,200
Lam Research Corp.(a)                                 101,500         3,217,550
Microsemi Corp.(a)                                    101,800         2,452,362
                                                                 --------------
                                                                     14,280,442
                                                                 --------------
Software-5.4%
Business Objects SA (ADR) (France)(a)                 116,600         3,887,444
CACI International, Inc. Cl.A(a)                       29,900         1,872,936
Comverse Technology, Inc.(a)                          205,700         5,302,946
Quest Software, Inc.(a)                               321,600         4,360,896
                                                                 --------------
                                                                     15,424,222
                                                                 --------------
Miscellaneous-2.6%
Amphenol Corp. Cl.A                                   102,740         4,357,203
Wind River Systems, Inc.(a)                           246,600         3,240,324
                                                                 --------------
                                                                      7,597,527
                                                                 --------------
                                                                     60,954,085
                                                                 --------------
Health Care-19.3%
Biotechnology-7.9%
Affymetrix, Inc.(a)                                    70,700         3,498,943
Charles River Laboratories International, Inc.(a)      63,200         3,211,824
CV Therapeutics, Inc.(a)                               31,800           864,006
Invitrogen Corp.(a)                                    39,500         3,346,835
MGI Pharma, Inc.(a)                                   102,700         2,768,792
Nektar Therapeutics(a)                                 32,300           551,684
Neurocrine Biosciences, Inc.(a)                        11,900           545,020
Pharmion Corp.(a)                                      75,100         1,866,235
Protein Design Labs, Inc.(a)                          209,700         5,607,378
ZymoGenetics, Inc.(a)                                  31,600           532,144
                                                                 --------------
                                                                     22,792,861
                                                                 --------------
Medical Products-4.5%
Biosite, Inc.(a)                                       27,500         1,644,225
Dade Behring Holdings, Inc.                            90,548         3,313,152
Immucor, Inc.(a)                                       66,600         1,576,422
Respironics, Inc.(a)                                  109,000         4,268,440
Ventana Medical Systems, Inc.(a)                       53,300         2,158,117
                                                                 --------------
                                                                     12,960,356
                                                                 --------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 111


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-6.9%
Covance, Inc.(a)                                       81,200    $    4,246,760
Psychiatric Solutions, Inc.(a)                         86,000         4,110,800
Stericycle, Inc.(a)                                    72,800         4,231,864
United Surgical Partners International, Inc.(a)        89,900         3,444,069
Wellcare Health Plans, Inc.(a)                         96,347         3,622,647
                                                                 --------------
                                                                     19,656,140
                                                                 --------------
                                                                     55,409,357
                                                                 --------------
Energy-10.2%
Domestic Producers-1.8%
Newfield Exploration Co.(a)                           112,600         5,316,972
                                                                 --------------
Oil Service-5.9%
Bill Barrett Corp.(a)                                 110,300         3,724,831
Cooper Cameron Corp.(a)                                55,900         4,033,185
Diamond Offshore Drilling, Inc.                        70,900         4,187,354
Dresser-Rand Group, Inc.(a)                            77,400         1,856,826
National-Oilwell Varco, Inc.(a)                        48,800         3,133,448
                                                                 --------------
                                                                     16,935,644
                                                                 --------------
Pipelines-2.5%
Grant Prideco, Inc.(a)                                191,600         7,062,376
                                                                 --------------
                                                                     29,314,992
                                                                 --------------
Finance-8.1%
Brokerage & Money Management-5.2%
Affiliated Managers Group, Inc.(a)                     51,350         3,728,523
Blackrock, Inc. Cl.A                                   57,300         4,707,195
Lazard Ltd. Cl.A (Bermuda)                            154,100         3,917,222
OptionsXpress Holdings, Inc.                          150,100         2,574,215
                                                                 --------------
                                                                     14,927,155
                                                                 --------------
Real Estate Investment Trust-2.0%
CB Richard Ellis Group, Inc. Cl.A(a)                  120,500         5,875,580
                                                                 --------------
Miscellaneous-0.9%
CapitalSource, Inc.(a)                                133,500         2,643,300
                                                                 --------------
                                                                     23,446,035
                                                                 --------------
Basic Industry-6.9%
Chemicals-2.1%
Chemtura Corp.                                        215,300         3,694,548
Georgia Gulf Corp.                                     83,800         2,338,020
                                                                 --------------
                                                                      6,032,568
                                                                 --------------
Mining & Metals-3.2%
Allegheny Technologies, Inc.                          161,980         4,473,888
Joy Global, Inc.                                       97,700         4,670,060
                                                                 --------------
                                                                      9,143,948
                                                                 --------------
Paper & Forest Products-1.6%
Chesapeake Energy Corp.                               148,200         4,684,602
                                                                 --------------
                                                                     19,861,118
                                                                 --------------


112 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Transportation-3.7%
Air Freight-2.5%
C.H. Robinson Worldwide, Inc.                          57,300    $    3,538,275
Expeditors International of Washington, Inc.           65,200         3,619,252
                                                                 --------------
                                                                      7,157,527
                                                                 --------------
Miscellaneous-1.2%
BorgWarner, Inc.                                       60,400         3,530,984
                                                                 --------------
                                                                     10,688,511
                                                                 --------------
Aerospace & Defense-1.7%
Aerospace-1.7%
Precision Castparts Corp.                              49,400         4,775,992
                                                                 --------------
Capital Goods-1.6%
Miscellaneous-1.6%
IDEX Corp.                                            104,750         4,556,625
                                                                 --------------
Multi-Industry Companies-0.9%
Chemed Corp.                                           61,200         2,476,152
                                                                 --------------
Total Common Stocks
  (cost $272,404,916)                                               280,027,817
                                                                 --------------
SHORT-TERM INVESTMENT-2.3%
Time Deposit-2.3%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $6,662,000)                                   $ 6,662         6,662,000
                                                                 --------------
Total Investments-99.7%
  (cost $279,066,916)                                               286,689,817
Other assets less liabilities-0.3%                                      846,537
                                                                 --------------
Net Assets-100%                                                  $  287,536,354
                                                                 ==============


(a)  Non-income producing security.

Glossary of Terms:

ADR - American Depositary Receipt.

See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 113


SHORT DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-67.8%
U.S. Treasury Notes-51.4%
  2.75%, 7/31/06                                   $   94,060     $  93,185,524
  3.00%, 12/31/06                                     159,620       157,911,587
  3.50%, 5/31/07-8/15/09                               84,505        83,951,447
  3.875%, 5/15/10                                         405           405,079
                                                                  -------------
                                                                    335,453,637
                                                                  -------------
Federal National Mortgage
  Association-9.4%
Federal Agency-7.9%
  3.25%, 6/28/06                                        2,280         2,266,033
  3.875%, 5/15/07                                      12,180        12,151,340
  6.00%, 12/01/09-6/01/20                               2,224         2,293,259
  7.00%, 2/01/31-12/01/34                               2,381         2,503,233
  5.50%, TBA                                           16,000        16,340,000
  6.00%, TBA                                           16,000        16,370,000
                                                                  -------------
                                                                     51,923,865
                                                                  -------------
Federal Agency - Collateralized Mortgage
  Obligations-1.5%
Fannie Mae Whole Loan Series 2003-W13 Cl.AV2
  3.78%, 10/25/33                                       6,493         6,504,985
Fannie Mae-ACES
  Series 2005-M1 CI. A 4.479%, 10/26/31                   872           817,552
  Series 2000-M2 CI. B 7.02%, 2/17/21                   2,107         2,163,990
                                                                  -------------
                                                                      9,486,527
                                                                  -------------
                                                                     61,410,392
                                                                  -------------
Federal Home Loan Bank-2.0%
  2.25%, 5/15/06                                        1,240         1,225,741
  3.625%, 6/20/07                                      11,890        11,812,442
                                                                  -------------
                                                                     13,038,183
                                                                  -------------
Federal Home Loan Mortgage Corp.-5.0%
  3.25%, 11/02/07                                      15,000        14,743,185
  3.75%, 8/03/07                                        4,500         4,465,530
  4.00%, 8/17/07                                       13,195        13,197,480
                                                                  -------------
                                                                     32,406,195
                                                                  -------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $441,002,591)                                               442,308,407
                                                                  -------------


114 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-20.0%
Automotive-1.0%
Daimler-Chrysler North America Corp.
  4.125%, 3/07/07                                     $ 4,210     $   4,179,486
  4.875%, 6/15/10                                       1,210         1,199,494
Ford Motor Credit Co.
  6.50%, 1/25/07                                        1,125         1,134,972
                                                                  -------------
                                                                      6,513,952
                                                                  -------------
Banking-1.2%
U.S. Bancorp
  4.50%, 7/29/10                                        4,070         4,092,129
Washington Mutual Bank
  4.50%, 8/25/08                                        2,905         2,917,907
Washington Mutual, Inc.
  4.20%, 1/15/10                                          490           484,193
Wells Fargo & Co.
  4.20%, 1/15/10                                           20            19,869
                                                                  -------------
                                                                      7,514,098
                                                                  -------------
Broadcasting/Media-1.0%
Time Warner, Inc.
  6.125%, 4/15/06                                       6,495         6,571,946
                                                                  -------------
Cable-1.7%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09                                       4,580         4,906,394
Comcast Cable Communications, Inc.
  8.375%, 5/01/07                                       5,935         6,313,997
                                                                  -------------
                                                                     11,220,391
                                                                  -------------
Communications-1.0%
Sprint Capital Corp.
  6.00%, 1/15/07                                        6,480         6,627,394
                                                                  -------------
Communications - Mobile-0.7%
Cingular Wireless LLC
  5.625%, 12/15/06                                        615           624,089
New Cingular Wireless Services, Inc.
  7.35%, 3/01/06                                        4,030         4,094,025
                                                                  -------------
                                                                      4,718,114
                                                                  -------------
Conglomerate/Miscellaneous-0.3%
Tyco International Group SA
  6.125%, 11/01/08                                      1,848         1,938,887
                                                                  -------------
Energy-0.0%
Valero Energy Corp.
  3.50%, 4/01/09                                          130           125,125
                                                                  -------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 115


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Financial-5.4%
CIT Group, Inc.
  7.375%, 4/02/07                                     $ 1,280     $   1,340,486
Citigroup, Inc.
  4.625%, 8/03/10                                       4,570         4,608,310
Countrywide Home Loans, Inc.
  5.625%, 5/15/07                                       9,615         9,813,665
International Lease Finance Corp.
  5.00%, 4/15/10                                        3,130         3,179,379
  5.625%, 6/01/07                                         860           876,998
Merrill Lynch & Co., Inc.
  4.79%, 8/04/10                                        2,415         2,439,068
  6.56%, 12/16/07                                       4,910         5,152,004
The Goldman Sachs Group, Inc.
  4.125%, 1/15/08                                       7,985         7,958,059
                                                                  -------------
                                                                     35,367,969
                                                                  -------------
Food/Beverage-2.1%
General Mills, Inc.
  5.125%, 2/15/07                                       2,820         2,850,467
Kraft Foods, Inc.
  4.125%, 11/12/09                                      4,845         4,783,425
The Kroger Co.
  7.80%, 8/15/07                                        5,365         5,687,270
                                                                  -------------
                                                                     13,321,162
                                                                  -------------
Health Care-0.3%
Aetna, Inc.
  7.375%, 3/01/06                                         655           664,424
WellPoint, Inc.
  3.50%, 9/01/07                                          295           290,003
  3.75%, 12/14/07                                       1,000           984,101
                                                                  -------------
                                                                      1,938,528
                                                                  -------------
Non-Air Transportation-0.5%
CSX Corp.
  6.25%, 10/15/08                                       2,725         2,864,373
                                                                  -------------
Paper/Packaging-0.2%
Weyerhaeuser Co.
  6.125%, 3/15/07                                       1,485         1,521,718
                                                                  -------------
Public Utilities - Electric & Gas-2.5%
Duke Energy Corp.
  3.75%, 3/05/08                                        5,170         5,105,266
Pacific Gas & Electric Co.
  3.60%, 3/01/09                                        6,560         6,399,503
Progress Energy, Inc.
  6.05%, 4/15/07                                        4,640         4,757,086
                                                                  -------------
                                                                     16,261,855
                                                                  -------------


116 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Public Utilities - Telephone-0.8%
Telecom Italia Capital (Luxembourg)
  4.00%, 11/15/08                                     $ 5,245     $   5,168,475
                                                                  -------------
Service-0.6%
Waste Management, Inc.
  6.50%, 11/15/08                                       3,823         4,039,588
                                                                  -------------
Supermarket/Drug-0.7%
Safeway, Inc.
  6.50%, 11/15/08                                       4,495         4,741,200
                                                                  -------------
Total Corporate Debt Obligations
  (cost $130,000,021)                                               130,454,775
                                                                  -------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS-4.2%
American Home Mortgage Investment Trust
  Series 2005-2 Cl.2A1
  5.21%, 9/25/45                                          471           471,380
Bear Stearns Alt-A Trust
  Series 2004-11 Cl.2A3
  5.06%, 11/25/34                                         239           239,349
Citicorp Mortgage Securities, Inc.
  Series 2004-7 Cl.1A1
  5.25%, 9/25/34                                        2,412         2,419,837
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-WF2 Cl.AF3
  4.871%, 8/25/35                                       5,000         5,000,000
Deutsche Alt-A Securities, Inc. Mortgage
  Loan Series 2005-AR1 Cl.1A1
  3.95%, 8/25/35                                          664           663,734
Home Equity Mortgage Trust
  Series 2005-3 Cl.M1
  4.18%, 11/25/35                                         650           646,919
Homebanc Mortgage Trust
  Series 2005-4 Cl.A2
  4.00%, 10/25/35                                       6,000         6,000,000
Master Asset Securitization Trust
  Series 2004-9 Cl.3A1
  5.25%, 7/25/34                                          263           263,757
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A5 Cl.A3
  4.442%, 6/25/35                                         600           597,025
MLCC Mortgage Investors, Inc.
  Series 2004-A Cl.A1
  3.87%, 4/25/29                                          563           562,700


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 117


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Morgan Stanley Capital I
  Series 2005-XLF Cl.G
  3.941%, 8/15/19                                     $ 2,000     $   2,000,000
  Series 2005-XLF Cl.H
  3.961%, 8/15/19                                       1,000         1,000,000
Morgan Stanley Mortgage Loan Trust
  Series 2004-8AR Cl.4A1
  5.423%, 10/25/34                                        215           216,785
Mortgage It Trust Series 2005-4 Cl.M1
  4.09%, 10/25/35                                       2,500         2,500,000
Specialty Underwriting & Residential Finance
  Series 2005-AB1 Cl.M1
  4.07%, 3/25/36                                        2,000         2,002,514
Structured Adjustable Rate Mortgage Loan Trust
  Series 2005-5 Cl.A3
  3.87%, 5/25/35                                        2,972         2,968,178
Structured Asset Securities Corp.
  Series 2002-11A Cl.1A1
  4.609%, 6/25/32                                          45            44,762
                                                                  -------------
Total Collateralized Mortgage Obligations
  (cost $27,608,462)                                                 27,596,940
                                                                  -------------
ASSET BACKED SECURITIES-2.0%
Ace Securities Corp. Series 2003-OP1 Cl.A2
  4.00%, 12/25/33                                         299           299,882
Bayview Financial Acquisition Trust
  Series 2005-C Cl.A1B
  3.87%, 6/28/44                                        2,930         2,930,000
Capital Auto Receivables Asset Trust
  Series Series 2005-SN1A Cl.A3A
  4.10%, 6/15/08                                          295           293,581
Centex Home Equity Series 2003-C Cl.AV
  3.94%, 9/25/33                                           45            44,668
Citifinancial Mortgage Securities, Inc.
  Series 2004-1 Cl.AF2
  2.645%, 4/25/34                                       1,025         1,003,218
Credit-Based Asset Servicing & Securities Trust
  Series 2005-CB4 Cl.AF2
  4.751%, 8/25/35                                       2,100         2,094,099
Equity One ABS, Inc. Series 2004-3 Cl.AF1
  3.80%, 7/25/34                                          100           100,134
Lehman XS Trust Series 2005-2 Cl.1M1
  4.14%, 8/25/35                                        5,000         4,989,050
Long Beach Mortgage Loan Trust
  Series 2004-3 Cl.M2
  4.24%, 7/25/34                                          400           400,876
  Series 2003-1 Cl.M2
  5.69%, 3/25/33                                          700           708,841


118 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.
  Series 2004-WMC1 Cl.A2
  3.94%, 10/25/34                                     $   124     $     123,885
Renaissance Home Equity Loan Trust
  Series 2003-4 Cl.A2
  3.84%, 3/25/34                                           84            83,540
Residential Asset Mortgage Products, Inc.
  Series 2004-RS6 Cl.AI1
  3.791%, 8/25/22                                          22            21,827
                                                                  -------------
Total Asset Backed Securities
  (cost $13,101,937)                                                 13,093,601
                                                                  -------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES-2.0%
Asset Securitization Corp.
  Series 1996-MD6 Cl.A1C
  7.04%, 11/13/29                                         496           510,492
Bear Stearns Commercial Mortgage
  Securities, Inc. Series 2003-BA1A Cl.B
  3.97%, 4/14/15                                        3,000         3,001,212
First Union-Lehman Brothers-Bank of America
  Series 1998-C2 Cl.A2
  6.56%, 11/18/35                                         667           697,601
Istar Asset Receivables Trust
  Series 2002-1A Cl.A2
  4.05%, 5/28/20                                        5,887         5,888,952
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Cl.A2
  3.992%, 10/15/29                                        315           309,973
Lehman Brothers Commercial Mortgage Trust
  Series 2005-LLFA Cl.E
  3.85%, 7/15/18                                        1,000         1,000,000
Nomura Asset Securities Corp.
  Series 1998-D6  Cl. A1B
  6.59%, 3/15/30                                          820           863,050
  Series 1996-D5  Cl. A1B
  7.12%, 4/13/39                                          750           760,755
                                                                  -------------
Total Commercial Mortgage Backed Securities
  (cost $13,110,082)                                                 13,032,035
                                                                  -------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 119


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-10.3%
Federal Home Loan Bank-10.3%
  Zero coupon, 9/01/05                                $31,900     $  31,900,000
  Zero coupon, 9/14/05                                 35,000        34,957,028
                                                                  -------------
                                                                     66,857,028
                                                                  -------------
Total Short-Term Investments
  (cost $66,857,028)                                                 66,857,028
                                                                  -------------
Total Investments-106.3%
  (cost $691,680,121)                                               693,342,786
Other assets less liabilities-(6.3%)                                (40,838,226)
                                                                  -------------
Net Assets-100%                                                   $ 652,504,560
                                                                  =============


Glossary:

TBA - (To Be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


120 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


INTERMEDIATE DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY
  OBLIGATIONS-47.2%
Federal National Mortgage
  Association-34.3%
  3.75%, 9/15/08(a)                                   $ 9,515     $   9,422,743
  3.875%, 11/17/08(a)                                   7,088         6,958,998
  4.50%, TBA                                           49,250        48,834,429
  5.00%, TBA                                           53,565        53,486,384
  5.50%, TBA                                           87,155        88,386,887
  6.00%, TBA                                           67,080        68,672,525
  6.00%, 2/01/17(a)                                     1,011         1,043,166
                                                                  -------------
                                                                    276,805,132
                                                                  -------------
U.S. Treasury Notes-7.4%
  2.00%, 7/15/14(a)                                    16,542        17,072,810
  3.75%, 3/31/07(a)                                    37,018        36,968,840
  3.875%, 5/15/10(a)                                      335           335,066
  4.00%, 2/15/15(a)                                     5,615         5,598,548
                                                                  -------------
                                                                     59,975,264
                                                                  -------------
U.S. Treasury Bond-3.7%
  5.375%, 2/15/31(a)                                   25,441        29,827,588
                                                                  -------------
Government National Mortgage
  Association-0.9%
  6.00%, TBA                                            7,215         7,435,959
                                                                  -------------
Federal Home Loan Mortgage
  Corporation-0.9%
  6.00%, TBA                                            7,080         7,261,421
                                                                  -------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $376,977,131)                                               381,305,364
                                                                  -------------
CORPORATE DEBT OBLIGATIONS-25.6%
Aerospace/Defense-0.3%
Raytheon Co.
  6.75%, 8/15/07(a)                                     1,153         1,201,432
Textron, Inc.
  6.375%, 11/15/08(a)                                     875           934,970
                                                                  -------------
                                                                      2,136,402
                                                                  -------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 121


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Automotive-0.5%
DaimlerChrysler North America Holding Corp.
  4.875%, 6/15/10(a)                                  $   698     $     691,939
Ford Motor Credit Co.
  5.70%, 1/15/10(a)                                       225           211,293
  7.00%, 10/01/13(a)                                      373           357,565
  7.375%, 10/28/09-2/01/11(a)                           2,514         2,488,446
                                                                  -------------
                                                                      3,749,243
                                                                  -------------
Banking-3.0%
Bank of America Corp.
  4.50%, 8/01/10(a)                                     3,496         3,507,890
Barclays Bank Plc
  8.55%, 9/29/49(a)(b)                                    961         1,148,603
HSBC Finance Corp.
  4.75%, 4/15/10(a)                                     1,570         1,587,711
JPMorgan Chase & Co.
  6.75%, 2/01/11(a)                                     2,530         2,794,757
Mizuho Financial Group
  (Cayman Islands)
  8.375%, 4/27/09(a)                                    5,869         6,376,668
RBS Capital Trust I
  4.709%, 7/01/13(a)                                    2,090         2,056,602
RBS Capital Trust III
  5.512%, 9/30/14(a)                                    1,017         1,057,785
Sanwa Bank, Ltd.
  7.40%, 6/15/11(a)                                       170           191,692
Sumitomo Mitsui Banking Corp. (Japan)
  5.625%, 10/15/15(a)(b)                                  573           583,951
Suntrust Bank
  Series CD
  3.46%, 6/02/09(a)                                       591           591,839
The Huntington National Bank
  Series BKNT
  4.375%, 1/15/10(a)                                      517           515,656
UFJ Finance Aruba AEC (Aruba)
  6.75%, 7/15/13(a)                                     1,913         2,143,595
Wells Fargo & Co.
  4.20%, 1/15/10(a)                                     1,808         1,796,192
                                                                  -------------
                                                                     24,352,941
                                                                  -------------
Broadcasting/Media-0.8%
News America, Inc.
  6.55%, 3/15/33(a)                                     1,403         1,519,359
Time Warner Entertainment Co.
  8.375%, 3/15/23(a)                                    2,050         2,578,886
Time Warner, Inc.
  6.875%, 5/01/12(a)                                    1,010         1,123,393


122 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
WPP Finance Corp.
  (United Kingdom)
  5.875%, 6/15/14(a)                                  $   886     $     939,800
                                                                  -------------
                                                                      6,161,438
                                                                  -------------
Building/Real Estate-0.0%
iStar Financial, Inc.
  5.15%, 3/01/12(a)                                       414           410,623
                                                                  -------------
Cable-0.7%
British Sky Broadcasting Group Plc
  (United Kingdom)
  6.875%, 2/23/09(a)                                      489           523,849
Comcast Cable Communications, Inc.
  6.875%, 6/15/09(a)                                    1,463         1,579,946
Comcast Corp.
  5.30%, 1/15/14(a)                                     1,263         1,287,939
  5.50%, 3/15/11(a)                                     1,597         1,654,036
Cox Communications, Inc.
  4.625%, 6/01/13(a)                                      777           754,191
                                                                  -------------
                                                                      5,799,961
                                                                  -------------
Communications-1.6%
British Telecommunications Plc (United Kingdom)
  8.375%, 12/15/10(a)                                   2,721         3,195,017
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13(a)                                      940         1,135,802
  9.455%, 11/15/22(a)                                     651           910,381
Deutsche Telekom International Finance BV
  (Netherlands)
  8.00%, 6/15/10(a)                                       980         1,126,945
SBC Communications, Inc.
  5.625%, 6/15/16(a)                                    1,620         1,706,597
  5.875%, 2/01/12(a)                                    1,346         1,435,033
Sprint Capital Corp.
  8.375%, 3/15/12(a)                                    3,219         3,843,773
                                                                  -------------
                                                                     13,353,548
                                                                  -------------
Communications - Mobile-1.1%
Cingular Wireless LLC
  5.625%, 12/15/06(a)                                   1,644         1,668,294
New Cingular Wireless Services, Inc.
  7.35%, 3/01/06(a)                                     1,050         1,066,682
  8.75%, 3/01/31(a)                                     2,534         3,557,832
Telus Corp. (Canada)
  7.50%, 6/01/07(a)                                     1,714         1,801,592
Verizon Global Funding Corp.
  7.375%, 9/01/12(a)                                      584           676,601
                                                                  -------------
                                                                      8,771,001
                                                                  -------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 123


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Conglomerate/Miscellaneous-0.3%
Hutchison Whampoa International, Ltd.
  (Cayman Islands)
  7.45%, 11/24/33(a)(b)                               $ 1,849     $   2,185,960
                                                                  -------------
Consumer Manufacturing-0.3%
Fortune Brands, Inc.
  2.875%, 12/01/06(a)                                     902           885,123
Textron Financial Corp.
  4.125%, 3/03/08(a)                                    1,315         1,306,886
                                                                  -------------
                                                                      2,192,009
                                                                  -------------
Energy-1.4%
Amerada Hess Corp.
  6.65%, 8/15/11(a)                                     2,535         2,790,155
  7.125%, 3/15/33(a)                                      529           631,411
  7.30%, 8/15/31(a)                                     1,160         1,406,169
  7.875%, 10/01/29(a)                                     628           802,697
Conoco, Inc.
  6.95%, 4/15/29(a)                                     1,182         1,493,456
Duke Energy Field Services Corp.
  7.875%, 8/16/10(a)                                      506           578,188
Enterprise Products Operating L.P.
  Series B
  5.60%, 10/15/14(a)                                      808           828,218
Valero Energy Corp.
  6.875%, 4/15/12(a)                                    1,493         1,672,855
  7.50%, 4/15/32(a)                                       585           732,054
                                                                  -------------
                                                                     10,935,203
                                                                  -------------
Financial-7.1%
American General Finance Corp.
  4.625%, 5/15/09(a)                                    2,620         2,617,231
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10(a)                                    1,656         1,636,287
Boeing Capital Corp.
  4.75%, 8/25/08(a)                                       645           653,186
  6.50%, 2/15/12(a)                                       205           227,967
Capital One Bank
  6.50%, 6/13/13(a)                                     1,996         2,196,750
Capital One Financial Corp.
  4.80%, 2/21/12(a)                                       665           662,869
CBA Capital Trust I
  5.805%, 12/30/49(a)(b)                                  466           492,562
CIT Group, Inc.
  4.022%, 5/18/07(a)                                      466           467,297
  7.75%, 4/02/12(a)                                     3,143         3,671,982
Citigroup, Inc.
  3.51%, 6/09/09(a)                                       421           421,809
  4.625%, 8/03/10(a)                                    2,357         2,376,758
  5.00%, 9/15/14(a)                                     1,325         1,347,700


124 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                                   $ 1,847     $   1,786,064
  4.25%, 12/19/07(a)                                    1,855         1,850,023
Credit Suisse First Boston USA, Inc.
  4.125%, 1/15/10(a)                                    1,265         1,247,954
  5.50%, 8/15/13(a)                                     1,117         1,171,197
General Electric Capital Corp.
  3.50%, 6/22/07(a)                                     3,448         3,451,451
  4.00%, 2/17/09(a)                                     4,160         4,107,492
  4.375%, 11/21/11(a)                                   1,213         1,203,858
  6.75%, 3/15/32(a)                                     4,179         5,098,472
HSBC Finance Corp.
  6.50%, 11/15/08(a)                                    2,426         2,576,839
  7.00%, 5/15/12(a)                                       440           496,792
iStar Financial, Inc.
  6.00%, 12/15/10(a)                                      715           745,534
MBNA Corp.
  4.625%, 9/15/08(a)                                    1,362         1,373,967
Merrill Lynch & Co., Inc.
  4.79%, 8/04/10(a)                                     4,212         4,253,977
Resona Preferred Global Securities
  (Cayman Islands)
  7.191%, 7/30/15(a)(b)                                   949         1,004,271
SLM Corp.
  4.50%, 7/26/10(a)                                     2,144         2,149,188
  5.05%, 11/14/14(a)                                      784           803,028
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13(a)                                     1,016         1,009,789
  5.125%, 1/15/15(a)                                      828           840,948
Washington Mutual Finance Corp.
  6.875%, 5/15/11(a)                                    3,217         3,587,328
Washington Mutual, Inc.
  4.375%, 1/15/08(a)                                    2,185         2,184,657
                                                                  -------------
                                                                     57,715,227
                                                                  -------------
Food/Beverage-1.3%
General Mills, Inc.
  5.125%, 2/15/07(a)                                    3,345         3,381,139
Kraft Foods, Inc.
  4.125%, 11/12/09(a)                                   3,245         3,203,759
  5.25%, 10/01/13(a)                                    1,723         1,787,142
The Pepsi Bottling Group, Inc.
  Series B
  7.00%, 3/01/29(a)                                     1,442         1,819,219
                                                                  -------------
                                                                     10,191,259
                                                                  -------------
Health Care-1.0%
Aetna, Inc.
  7.375%, 3/01/06(a)                                    1,845         1,871,544
Humana, Inc.
  6.30%, 8/01/18(a)                                     1,094         1,198,463


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 125


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
WellPoint, Inc.
  3.50%, 9/01/07(a)                                   $ 2,200     $   2,162,736
  3.75%, 12/14/07(a)                                      412           405,450
  4.25%, 12/15/09(a)                                    2,555         2,533,198
                                                                  -------------
                                                                      8,171,391
                                                                  -------------
Industrial-0.4%
Tyco International Group SA (Luxembourg)
  6.375%, 10/15/11(a)                                   2,767         3,018,304
                                                                  -------------
Insurance-1.1%
Assurant, Inc.
  5.625%, 2/15/14(a)                                    1,028         1,079,496
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                    993           995,632
Mangrove Bay PassThru Trust
  6.102%, 7/15/33(a)(b)                                 1,546         1,575,003
Metlife, Inc.
  5.00%, 11/24/13(a)                                    1,107         1,130,504
Royal & Sun Alliance Insurance Group Plc
  (United Kingdom)
  8.95%, 10/15/29(a)                                    1,108         1,467,767
Zurich Capital Trust I
  8.376%, 6/01/37(a)(b)                                 2,541         2,815,626
                                                                  -------------
                                                                      9,064,028
                                                                  -------------
Metals/Mining-0.1%
Ispat Inland ULC (Canada)
  9.75%, 4/01/14(a)                                       602           704,340
                                                                  -------------
Paper/Packaging-0.7%
International Paper Co.
  5.30%, 4/01/15(a)                                     1,395         1,410,597
Packaging Corp. of America
  5.75%, 8/01/13(a)                                     1,724         1,712,101
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                                    1,083         1,131,276
  7.375%, 3/15/32(a)                                    1,171         1,384,198
                                                                  -------------
                                                                      5,638,172
                                                                  -------------
Petroleum Products-0.0%
Tengizchevroil Finance Co. (Kazakhstan)
  6.124%, 11/15/14(a)(b)                                  380           391,400
                                                                  -------------
Public Utilities - Electric & Gas-2.4%
Alabama Power Capital Trust V
  5.50%, 10/01/42(a)                                      700           717,424
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                                     1,805         1,988,251
CE Electric UK Funding Co. (United Kingdom)
  6.995%, 12/30/07(a)(b)                                  700           728,928


126 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Consumers Energy Co.
  4.25%, 4/15/08(a)                                   $   734     $     729,252
Duke Capital LLC
  5.668%, 8/15/14(a)                                      900           937,111
  8.00%, 10/01/19(a)                                      884         1,097,482
FirstEnergy Corp.
  6.45%, 11/15/11(a)                                      825           893,563
  7.375%, 11/15/31(a)                                   2,621         3,210,440
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)                                     933           988,649
NiSource Finance Corp.
  7.875%, 11/15/10(a)                                     856           976,735
Pacific Gas & Electric Co.
  6.05%, 3/01/34(a)                                     1,899         2,077,755
Progress Energy, Inc.
  7.10%, 3/01/11(a)                                     1,222         1,348,903
Public Service Co. of Colorado
  7.875%, 10/01/12(a)                                     874         1,049,889
SPI Electricity & Gas Australia Holdings Pty Ltd.
  (Australia)
  6.15%, 11/15/13(a)(b)                                 1,447         1,586,424
Xcel Energy, Inc.
  7.00%, 12/01/10(a)                                    1,110         1,230,758
                                                                  -------------
                                                                     19,561,564
                                                                  -------------
Public Utilities - Telephone-0.7%
Telecom Italia Capital (Italy)
  4.00%, 1/15/10(a)(b)                                  2,995         2,916,091
  6.375%, 11/15/33(a)                                   1,840         1,980,716
Verizon, Inc.
  6.125%, 1/15/13(a)                                      535           574,802
                                                                  -------------
                                                                      5,471,609
                                                                  -------------
Service-0.3%
Pershing Road Development Co. LLC
  3.73%, 9/01/26(a)(b)                                  1,143         1,143,000
Waste Management, Inc.
  6.875%, 5/15/09(a)                                    1,435         1,545,864
                                                                  -------------
                                                                      2,688,864
                                                                  -------------
Supermarket/Drug-0.3%
Safeway, Inc.
  4.80%, 7/16/07(a)                                       620           622,565
  5.625%, 8/15/14(a)                                      495           513,489
  6.50%, 3/01/11(a)                                     1,138         1,220,139
                                                                  -------------
                                                                      2,356,193
                                                                  -------------


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 127


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Technology-0.2%
IBM Corp.
  4.375%, 6/01/09(a)                                  $   455     $     457,309
Motorola, Inc.
  7.625%, 11/15/10(a)                                     915         1,056,789
                                                                  -------------
                                                                      1,514,098
                                                                  -------------
Total Corporate Debt Obligations
  (cost $203,920,135)                                               206,534,778
                                                                  -------------
COMMERCIAL MORTGAGE BACKED
  SECURITIES-9.0%
Banc of America Commercial Mortgage, Inc.
  Series 2004-1 Cl.A2, 4.037%, 11/10/39(a)              1,106         1,085,981
  Series 2004-4 Cl.A3, 4.128%, 7/10/42(a)               1,035         1,023,708
  Series 2004-6 Cl.A2, 4.161%, 12/10/42(a)              3,865         3,821,325
  Series 2004-1 Cl.A4, 4.76%, 11/10/39(a)               2,134         2,149,258
  Series 2005-1 Cl.A3, 4.877%, 11/10/42(a)              5,346         5,431,376
  Series 2004-3 Cl.A5, 5.482%, 6/10/39(a)               4,635         4,894,236
Bear Stearns Commercial Mortgage
  Securities, Inc.
  Series 2005-T18 Cl.A4, 4.933%, 2/13/42(a)             4,235         4,319,827
  Series 2005-PWR7 Cl.A3, 5.116%,
    2/11/41(a)                                          2,500         2,589,246
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Cl.A2, 3.861%, 3/15/36(a)               899           885,335
  Series 2004-C5 Cl.A2, 4.183%, 11/15/37(a)             1,154         1,140,937
  Series 2005-C1 Cl.A4, 5.014%, 2/15/38(a)              1,516         1,555,249
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Cl.A3FX, 4.863%, 7/10/45(a)            3,265         3,314,758
  Series 2004-C3 Cl.A4, 5.189%, 7/10/39(a)              1,143         1,181,748
Greenwich Capital Commercial
  Funding Corp.
  Series 2003-C1 Cl.A4, 4.111%, 7/05/35(a)              1,102         1,069,061
  Series 2005-GG3 Cl.A2, 4.305%, 8/10/42(a)             1,823         1,813,193
JP Morgan Chase Commercial
  Mortgage Securities
  Series 2004-C1 Cl.A2, 4.302%, 1/15/38(a)              1,720         1,699,928
  Series 2005-LDP1 Cl.A2, 4.625%, 3/15/46(a)            4,953         4,977,468
  Series 2005-LDP3 Cl.A2, 4.851%, 8/15/42(a)            2,810         2,849,003
  Series 2005-LDP1 Cl.A4, 5.038%, 3/15/46(a)            1,846         1,894,328
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Cl.A2, 3.992%, 10/15/29(a)             3,480         3,424,459
  Series 2004-C8 Cl.A2, 4.201%, 12/15/29(a)             1,084         1,074,916
  Series 2005-C1 Cl.A4, 4.742%, 2/15/30(a)              4,209         4,242,125
Merrill Lynch Mortgage Trust
  Series 2004-KEY2 Cl.A2, 4.166%, 8/12/39(a)            2,867         2,829,586
  Series 2005-MKB2 Cl.A2, 4.806%,
    9/12/42(a)                                          2,230         2,256,336
Morgan Stanley Capital I
  Series 2004-T13 Cl.A2, 3.94%, 9/13/45(a)              4,565         4,470,733
  Series 2005-HQ5 Cl.A4, 5.168%, 1/14/42(a)             5,186         5,380,734


128 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Residential Funding Mortgage Securities II
  Series 2005-HI2 Cl.A3
  4.46%, 5/25/35(a)                                   $ 1,490     $   1,478,780
                                                                  -------------
Total Commercial Mortgage Backed Securities
  (cost $72,021,680)                                                 72,853,634
                                                                  -------------
SOVEREIGN DEBT SECURITIES-5.7%
France (Government of)
  5.00%, 4/25/12(a)                                    11,974        16,750,113
Russian Federation
  5.00%, 3/31/30(a)                                     3,986         4,550,019
Sweden (Kingdom of)
  Series 1043
  5.00%, 1/28/09(a)                                   115,360        16,568,013
United Mexican States
  Series MI10, 8.00%, 12/19/13(a)                      21,906         1,922,595
  Series M 20, 10.00%, 12/05/24(a)                     61,922         6,192,200
                                                                  -------------
Total Sovereign Debt Securities
  (cost $45,311,254)                                                 45,982,940
                                                                  -------------
ASSET BACKED SECURITIES-3.4%
Aegis Asset Backed Securities Trust
  Series 2004-3 Cl.A2A
  3.84%, 9/25/34(a)                                     1,079         1,079,164
American Express Credit Account Master Trust
  Series 2005-1 Cl.A
  3.60%, 10/15/12(a)                                    1,298         1,296,949
Asset Backed Funding Certificates
  Series 2003-WF1 Cl.A2
  4.21%, 12/25/32(a)                                    1,983         1,992,333
Bank One Issuance Trust
  Series 2004-A4 Cl.A4
  3.61%, 2/16/10(a)                                     1,343         1,343,698
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Cl.1A1
  3.79%, 4/25/22(a)                                       786           786,065
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Cl.A3A
  4.10%, 6/15/08(a)                                     1,620         1,612,208
Centex Home Equity
  Series 2003-C Cl.AV
  3.94%, 9/25/33(a)                                       107           107,447
Citibank Credit Card Issuance Trust
  Series 2004-A8 Cl.A8
  4.90%, 12/12/16(a)                                    3,905         3,988,606
Citibank Omni Master Trust
  Series 1996-5 Cl.A
  3.80%, 12/16/11(a)                                    2,068         2,073,501


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 129


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Cl.AFPT
  3.36%, 1/25/33(a)                                   $ 1,312     $   1,272,881
Countrywide Home Loans
  Series 2003-49 Cl.A1
  1.64%, 12/19/33(a)                                      118           117,974
Discover Card Master Trust I
  Series 2004-1 Cl.A
  3.60%, 4/16/10(a)                                     1,557         1,557,249
Equity One ABS, Inc.
  Series 2004-3 Cl.AF1
  3.80%, 7/25/34(a)                                       206           206,221
MBNA Credit Card Master Note Trust
  Series 2001-A5 Cl.A5
  3.78%, 3/15/11(a)                                     4,021         4,044,885
Merrill Lynch Mortgage Investors, Inc.
  Series 2004-SL1 Cl.A
  3.90%, 4/25/35(a)                                        95            95,215
Morgan Stanley ABS Capital I
  Series 2005-WMC1 Cl.A2A, 3.74%,
    1/25/35(a)                                            721           720,645
  Series 2004-HE4 Cl.A3, 3.84%, 5/25/34(a)                485           484,687
Novastar Home Equity Loan
  Series 2001-1 Cl.A1
  3.921%, 7/25/31(a)                                    1,565         1,565,835
RAAC Series
  Series 2004-SP1 Cl.AI1
  3.82%, 6/25/13(a)                                       134           133,673
Residential Asset Mortgage Products, Inc.
  Series 2004-RS6 Cl.AI1
  3.79%, 8/25/22(a)                                        81            81,232
Residential Asset Securities Corp.
  Series 2004-K57 Cl.AI1, 3.79%, 10/25/21(a)              228           228,194
  Series 2002-K57 Cl.A2, 4.01%, 11/25/32(a)               413           414,173
Residential Funding Mortgage Securities, Inc.
  Series 2004-HS2 Cl.AI1
  3.79%, 12/25/18(a)                                      172           171,582
SLM Student Loan Trust
  Series 2003-C Cl.A1
  3.51%, 9/15/16(a)                                     1,355         1,356,486
Structured Asset Investment Loan Trust
  Series 2004-5 Cl.A2
  3.82%, 5/25/34(a)                                       596           596,328
                                                                  -------------
Total Asset Backed Securities
  (cost $27,318,987)                                                 27,327,231
                                                                  -------------


130 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS-0.3%
Fannie Mae Grantor Trust
  Series 2005-T3 Cl.A1A
  3.6813%, 7/25/35(a)                                 $ 1,184     $   1,184,432
Washington Mutual
  Series 2005-AR2 Cl.2A22
  3.86%, 1/25/45(a)                                     1,319         1,319,223
                                                                  -------------
Total Collateralized Mortgage Obligations
  (cost $2,501,556)                                                   2,503,655
                                                                  -------------
SHORT-TERM INVESTMENTS-41.7%
U.S. Government & Government Sponsored
  Agency Obligations-38.0%
Federal Home Loan Bank
  Zero coupon, 11/14/05                               161,585       160,389,271
Federal Home Loan Mortgage Corporation
  Zero coupon, 9/20/05                                 32,436        32,379,507
  Zero coupon, 10/13/05                                78,025        77,706,398
Federal National Mortgage Association
  Zero coupon, 9/14/05                                 35,747        35,704,918
                                                                  -------------
                                                                    306,180,094
                                                                  -------------
Time Deposit-3.7%
State Street Euro Dollar
  2.85%, 9/01/05                                       30,040        30,040,000
                                                                  -------------
Total Short-Term Investments
  (cost $336,220,094)                                               336,220,094
                                                                  -------------
Total Investments-132.9%
  (cost $1,064,270,837)                                           1,072,727,696
Other assets less liabilities-(32.9%)                              (265,662,342)
                                                                  -------------
Net Assets-100%                                                   $ 807,065,354
                                                                  =============



ALLIANCEBERNSTEIN WEALTH STRATEGIES o 131


CREDIT DEFAULT SWAP CONTRACT (see Note C)

                             Notional
Swap Counterparty &           Amount          Interest       Termination       Unrealized
Referenced Obligation          (000)            Rate             Date         Appreciation
---------------------     --------------   --------------   --------------   --------------
BUY CONTRACTS

JP Morgan Chase
Dow Jones High Volume
0.40%, 06/30/10               14,000            0.90%          6/30/10          $ 35,492



FINANCIAL FUTURES CONTRACTS (see Note C)

                                                                            Value at        Unrealized
                     Number of        Expiration          Original          August 31,     Appreciation/
     Type            Contracts          Month               Value             2005        (Depreciation)
-----------------   -----------   -----------------   ---------------   --------------   ----------------
PURCHASED
CONTRACTS

Germany Federal
Republic Bonds
10 Yr Future            133         September 2005      $ 20,135,068      $ 20,337,972       $  202,904

Japan Government
Bonds
10 Yr Future             13         September 2005        16,255,992        16,397,687          141,695

SOLD CONTRACTS

U.S. T-Note
10 Yr Future            297          December 2005        32,919,679        33,287,203         (367,524)
                                                                                             ----------
                                                                                             $  (22,925)
                                                                                             ==========

FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                            U.S. $
                          Contract         Value on          U.S. $        Unrealized
                           Amount        Origination        Current       Appreciation/
                           (000)             Date            Value       (Depreciation)
                      --------------   --------------   --------------   --------------
SALE CONTRACTS

Euro Currency
  Settling 9/26/05        13,743        $ 16,799,055     $ 16,973,923      $ (174,868)

Mexican Peso
  Settling 9/19/05        85,006           7,834,121        7,875,799         (41,678)

Swedish Krona
  Settling 9/10/05       128,278          17,125,061       16,995,113         129,948


(a) Positions, or portion thereof, with an aggregate market value of $462,429,997 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to quailified institutional buyers. At August 31, 2005, the aggregate market value of these securities amounted to $17,567,451 or 2.2% of net assets.

Glossary:

TBA - (To be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


132 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


INFLATION PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-94.4%
U.S. Treasury Notes-93.2%
  0.875%, 4/15/10                                     $25,667     $  25,064,171
  1.625%, 1/15/15                                       8,027         8,016,848
  1.875%, 7/15/13                                      26,024        26,594,733
  2.00%, 7/15/14                                       42,269        43,624,480
  3.00%, 7/15/12                                       30,916        33,832,633
  3.375%, 1/15/07-1/15/12                              26,000        28,387,070
  3.50%, 1/15/11                                       22,859        25,288,292
  3.625%, 1/15/08                                      17,866        18,947,062
  3.875%, 1/15/09                                      22,604        24,578,756
  4.25%, 1/15/10                                        9,774        10,968,528
                                                                  -------------
                                                                    245,302,573
                                                                  -------------
U.S. Treasury Bonds-1.2%
  3.625%, 4/15/28                                       2,453         3,260,884
                                                                  -------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $244,960,374)                                               248,563,457
                                                                  -------------
SHORT-TERM INVESTMENT-5.2%
Time Deposit-5.2%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $13,638,000)                                   13,638        13,638,000
                                                                  -------------
Total Investments-99.6%
  (cost $258,598,374)                                               262,201,457
Other assets less liabilities-0.4%                                      926,380
                                                                  -------------
Net Assets-100%                                                   $ 263,127,837
                                                                  =============


See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 133


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-95.9%
Aerospace/Defense-1.5%
DRS Technologies, Inc.
  6.875%, 11/01/13(a)                                  $  926     $     937,575
L-3 Communications Corp.
  5.875%, 1/15/15(a)                                      978           965,775
Sequa Corp.
  9.00%, 8/01/09(a)                                       601           658,095
TransDigm, Inc.
  8.375%, 7/15/11(a)                                    1,308         1,386,480
                                                                  -------------
                                                                      3,947,925
                                                                  -------------
Automotive-3.3%
Affinia Group, Inc.
  9.00%, 11/30/14(a)(b)                                    45            37,125
Asbury Automotive Group, Inc.
  8.00%, 3/15/14(a)                                        60            59,550
Delphi Corp.
  7.125%, 5/01/29(a)                                      915           640,500
Ford Motor Co.
  7.45%, 7/16/31(a)                                       865           691,680
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                                       993           955,188
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                                    1,355         1,283,162
General Motors Corp.
  7.34%, 3/15/36(a)(c)                                  1,906           514,620
HLI Operating Co., Inc.
  10.50%, 6/15/10(a)                                      948           943,260
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                    1,261         1,279,915
TRW Automotive, Inc.
  9.375%, 2/15/13(a)                                      667           740,370
  11.00%, 2/15/13(a)                                      490           563,500
United Auto Group, Inc.
  9.625%, 3/15/12(a)                                      797           855,779
                                                                  -------------
                                                                      8,564,649
                                                                  -------------
Broadcasting/Media-1.3%
Allbritton Communications Co.
  7.75%, 12/15/12(a)                                    1,336         1,344,350
Central European Media Enterprises, Ltd.
  (Bermuda)
  8.25%, 5/15/12(a)(b)                                    398           532,749
Corus Entertainment, Inc. (Canada)
  8.75%, 3/01/12(a)                                       775           833,125
Emmis Communications Corp.
  Cl.A
  9.31%, 6/15/12(a)                                       409           414,112


134 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Paxson Communications Corp.
  12.25%, 1/15/09(a)(c)                                $  255     $     246,713
                                                                  -------------
                                                                      3,371,049
                                                                  -------------
Building/Real Estate-3.0%
Associated Materials, Inc.
  11.25%, 3/01/14(a)                                    1,385           810,225
D.R. Horton, Inc.
  4.875%, 1/15/10(a)                                      100            98,420
  6.875%, 5/01/13(a)                                      917           979,061
KB HOME
  6.375%, 8/15/11(a)                                      100           102,277
M/I Homes, Inc.
  6.875%, 4/01/12(a)(b)                                 1,102         1,052,410
Meritage Homes Corp.
  6.25%, 3/15/15(a)                                     1,528         1,430,590
Schuler Homes, Inc.
  Cl.A
  10.50%, 7/15/11(a)                                      882           960,277
WCI Communities, Inc.
  6.625%, 3/15/15(a)                                      868           792,050
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                                    1,445         1,589,500
                                                                  -------------
                                                                      7,814,810
                                                                  -------------
Cable-8.6%
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12(a)                                     1,817         1,805,644
Charter Communications Holdings
  11.75%, 5/15/11(a)(c)                                 7,067         4,787,892
CSC Holdings, Inc.
  6.75%, 4/15/12(a)(b)                                  2,015         1,929,362
DirectTV Holdings LLC
  6.375%, 6/15/15(a)(b)                                 1,281         1,277,798
EchoStar DBS Corp.
  6.375%, 10/01/11(a)                                     780           775,125
Inmarsat Finance Plc (United Kingdom)
  7.625%, 6/30/12(a)                                    1,200         1,261,500
  10.375%, 11/15/12(a)(c)                               1,037           852,932
Innova S. de R.L. (Mexico)
  9.375%, 9/19/13(a)                                    1,578         1,791,030
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)(c)                                   565           579,831
Insight Midwest LP
  9.75%, 10/01/09(a)                                      830           860,088
Intelsat Bermuda Ltd. (Bermuda)
  8.625%, 1/15/15(a)(b)                                 1,289         1,337,337
  8.695%, 1/15/12(a)(b)                                   331           336,793
PanAmSat Corp.
  9.00%, 8/15/14(a)                                       930           978,825


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 135


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
PanAmSat Holding Corp.
  10.375%, 11/01/14(a)(c)                             $ 3,434     $   2,360,875
Rogers Cable, Inc. (Canada)
  6.75%, 3/15/15(a)                                     1,247         1,275,058
                                                                  -------------
                                                                     22,210,090
                                                                  -------------
Chemicals-3.7%
Borden US Finance Corp.
  9.00%, 7/15/14(a)(b)                                    890           921,150
Equistar Chemicals L.P.
  10.125%, 9/01/08(a)                                   1,082         1,184,790
  10.625%, 5/01/11(a)                                     623           691,530
Huntsman Advanced Materials LLC
  11.00%, 7/15/10(a)                                      922         1,046,470
Huntsman International LLC
  9.875%, 3/01/09(a)                                       80            85,200
Huntsman LLC
  11.50%, 7/15/12(a)                                      801           939,172
Nell AF SARL (Luxembourg)
  8.375%, 8/15/15(a)(b)                                 2,460         2,487,675
Quality Distribution LLC
  9.00%, 11/15/10(a)                                    1,828         1,681,760
Westlake Chemical Corp.
  8.75%, 7/15/11(a)                                       556           603,260
                                                                  -------------
                                                                      9,641,007
                                                                  -------------
Communications - Fixed-6.8%
Cincinnati Bell, Inc.
  7.00%, 2/15/15(a)                                       728           713,440
  8.375%, 1/15/14(a)                                    1,036         1,046,360
Citizens Communications Co.
  6.25%, 1/15/13(a)                                     1,427         1,378,839
Eircom Funding (Ireland)
  8.25%, 8/15/13(a)                                     1,228         1,320,100
Hawaiian Telcom Communications, Inc.
  9.75%, 5/01/13(a)(b)                                    785           826,212
  12.50%, 5/01/15(a)(b)                                   743           783,865
Kyivstar (Ukraine)
  7.75%, 4/27/12(a)(b)                                    375           386,719
  10.375%, 8/17/09(a)(b)                                2,367         2,655,774
MCI, Inc.
  6.688%, 5/01/09(a)                                      755           785,200
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                                     2,079         1,990,642
Qwest Communications International, Inc.
  7.50%, 2/15/14(a)                                        50            48,000
Qwest Corp.
  8.875%, 3/15/12(a)                                      100           109,250
Qwest Services Corp.
  13.50%, 12/15/10(a)                                   2,684         3,093,310


136 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Time Warner Telecom, Inc.
  Cl.A
  10.125%, 2/01/11(a)                                  $  903     $     927,833
Valor Telecom Enterprise
  7.75%, 2/15/15(a)(b)                                  1,449         1,423,642
                                                                  -------------
                                                                     17,489,186
                                                                  -------------
Communications - Mobile-4.8%
Digicel, Ltd. (Jamaica)
  9.25%, 9/01/12(a)(b)                                  1,477         1,543,465
Mobifon Holdings BV (Netherlands)
  12.50%, 7/31/10(a)                                    2,559         3,096,390
Mobile Telesystems Finance SA (Luxembourg)
  8.00%, 1/28/12(a)(b)                                  1,358         1,451,362
Nextel Communications, Inc.
  Series F Cl.A 5.95%, 3/15/14(a)                         668           694,027
  Series E Cl.A 6.875%, 10/31/13(a)                     1,331         1,425,598
Nextel Partners, Inc.
  8.125%, 7/01/11(a)                                       65            70,606
Rogers Wireless Communications, Inc. (Canada)
  7.25%, 12/15/12(a)                                      946         1,014,585
Rogers Wireless, Inc. (Canada)
  7.50%, 3/15/15(a)                                     1,225         1,339,844
Rural Cellular Corp.
  9.75%, 1/15/10(a)                                     1,331         1,347,638
Triton PCS, Inc.
  8.75%, 11/15/11(a)                                      449           370,425
                                                                  -------------
                                                                     12,353,940
                                                                  -------------
Consumer Manufacturing-2.4%
Acco Brands Corp.
  7.625%, 8/15/15(a)(b)                                 1,225         1,228,063
Broder Brothers
  Series B
  11.25%, 10/15/10(a)                                     952           928,200
Jostens IH Corp.
  7.625%, 10/01/12(a)                                   1,243         1,277,182
Levi Strauss & Co.
  8.25%, 4/01/12(a)                                       978           982,890
North Atlantic Holding, Inc.
  12.25%, 3/01/14(a)(c)                                 1,190           315,350
Playtex Products, Inc.
  8.00%, 3/01/11(a)                                       967         1,029,855
Quicksilver, Inc.
  6.875%, 4/15/15(a)(b)                                   340           339,575
                                                                  -------------
                                                                      6,101,115
                                                                  -------------
Diversified Media-4.9%
American Media Operations, Inc.
  8.875%, 1/15/11(a)                                    1,242         1,155,060
  10.25%, 5/01/09(a)                                       85            85,531


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 137


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Dex Media East LLC
  9.875%, 11/15/09(a)                                 $    25     $      27,281
  12.125%, 11/15/12(a)                                    641           757,983
Dex Media West LLC Series B
  8.50%, 8/15/10(a)                                       444           480,075
  9.875%, 8/15/13(a)                                    1,316         1,488,725
Dex Media, Inc.
  8.00%, 11/15/13(a)                                    1,432         1,521,500
Lamar Media Corp.
  6.625%, 8/15/15(a)(b)                                   665           678,300
PRIMEDIA, Inc.
  8.00%, 5/15/13(a)                                       756           771,120
  8.875%, 5/15/11(a)                                      376           393,860
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                                  1,049         1,142,099
  10.375%, 9/01/14(a)(b)                                  999         1,138,860
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                                1,812         1,778,025
WMG Holdings Corp.
  9.50%, 12/15/14(a)(b)(c)                              1,896         1,336,680
                                                                  -------------
                                                                     12,755,099
                                                                  -------------
Energy-3.9%
Amerada Hess Corp.
  7.30%, 8/15/31(a)                                     1,283         1,555,272
Chesapeake Energy Corp.
  7.75%, 1/15/15(a)                                       769           826,675
El Paso Corp.
  7.75%, 1/15/32(a)                                       825           833,250
Grant Prideco, Inc.
  6.125%, 8/15/15(a)(b)                                   561           568,013
Hilcorp Energy
  10.50%, 9/01/10(a)(b)                                 1,887         2,094,570
Kerr-Mcgee Corp.
  6.875%, 9/15/11(a)                                    1,474         1,599,728
Premcor Refining Group, Inc.
  9.50%, 2/01/13(a)                                       785           892,937
Pride International, Inc.
  7.375%, 7/15/14(a)                                    1,079         1,170,715
Star Gas Partners L.P.
  10.25%, 2/15/13(a)                                      510           453,900
                                                                  -------------
                                                                      9,995,060
                                                                  -------------
Entertainment/Leisure-1.8%
Gaylord Entertainment Co.
  8.00%, 11/15/13(a)                                    1,057         1,120,420
NCL Corp. (Bermuda)
  10.625%, 7/15/14(a)(b)                                1,417         1,505,562
Royal Caribbean Cruises, Ltd. (Liberia)
  8.75%, 2/02/11(a)                                       846           961,268
Universal City Development Partners
  11.75%, 4/01/10(a)                                      913         1,036,255


138 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Universal City Florida Holdings Co.
  8.375%, 5/01/10(a)                                  $    30     $      31,575
                                                                  -------------
                                                                      4,655,080
                                                                  -------------
Financial-4.4%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                                     675           745,875
Fairfax Financial Holdings, Ltd. (Canada)
  7.375%, 4/15/18(a)                                    1,494         1,359,540
  7.75%, 4/26/12-7/15/37                                1,680         1,640,700
  8.25%, 10/01/15(a)                                      216           213,840
Iridium Capital Corp.
  13.00%, 7/15/15(a)(d)                                 5,632         1,112,320
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                  1,450         1,453,844
Markel Capital Trust I
  Series B
  8.71%, 1/01/46(a)                                     1,228         1,354,792
Navistar International Corp.
  6.25%, 3/01/12(a)                                       980           940,800
PXRE Capital Trust I
  8.85%, 2/01/27(a)                                     1,262         1,318,790
Royal & Sun Alliance Insurance Group Plc
  (United Kingdom)
  8.95%, 10/15/29(a)                                      985         1,304,829
                                                                  -------------
                                                                     11,445,330
                                                                  -------------
Food/Beverage-0.8%
Del Monte Corp.
  8.625%, 12/15/12(a)                                     105           113,925
Dole Food Co., Inc.
  8.625%, 5/01/09(a)                                       50            53,125
  8.875%, 3/15/11(a)                                      477           508,005
Domino's, Inc.
  8.25%, 7/01/11(a)                                       519           555,330
Foodcorp, Ltd. (South Africa)
  8.875%, 6/15/12(a)(b)                                   628           819,312
Sbarro, Inc.
  11.00%, 9/15/09(a)                                       95            96,188
                                                                  -------------
                                                                      2,145,885
                                                                  -------------
Gaming-4.7%
Ameristar Casinos, Inc.
  10.75%, 2/15/09(a)                                      636           686,880
Argosy Gaming Co.
  9.00%, 9/01/11(a)                                       655           712,313
Boyd Gaming Corp.
  7.75%, 12/15/12(a)                                      587           625,155
Caesars Entertainment, Inc.
  7.875%, 3/15/10(a)                                      140           153,475
Harrah's Operating Co., Inc.
  7.875%, 12/15/05(a)                                      45            45,338


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 139


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Mandalay Resort Group
  Series B
  10.25%, 8/01/07(a)                                  $   135     $     146,306
MGM MIRAGE
  6.625%, 7/15/15(a)(b)                                 1,527         1,542,270
  8.375%, 2/01/11(a)                                    1,419         1,543,162
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                                    1,355         1,422,750
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                                   1,146         1,157,460
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                                    1,416         1,543,440
Seneca Gaming Corp.
  7.25%, 5/01/12(a)                                     1,392         1,447,680
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)(b)                                  947           996,717
                                                                  -------------
                                                                     12,022,946
                                                                  -------------
Health Care-6.5%
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                      469           492,450
  9.50%, 8/15/10(a)                                       553           583,415
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                      483           495,075
  6.125%, 1/15/15(a)                                      527           545,445
DaVita, Inc.
  7.25%, 3/15/15(a)(b)                                  1,619         1,645,309
Extendicare Health Services, Inc.
  9.50%, 7/01/10(a)                                       469           503,003
Genesis HealthCare Corp.
  8.00%, 10/15/13(a)                                      415           450,794
Hanger Orthopedic Group, Inc.
  10.375%, 2/15/09(a)                                   1,308         1,334,160
HCA, Inc.
  6.375%, 1/15/15(a)                                    1,793         1,840,834
Iasis Healthcare LLC
  8.75%, 6/15/14(a)                                     1,344         1,448,160
PacifiCare Health Systems, Inc.
  10.75%, 6/01/09(a)                                    1,145         1,250,912
Select Medical Corp.
  7.625%, 2/01/15(a)                                    2,093         2,035,442
Triad Hospitals, Inc.
  7.00%, 11/15/13(a)                                    1,651         1,694,339
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                                    744           751,440
Vanguard Health Holdings Co.
  11.25%, 10/01/15(a)(c)                                2,185         1,622,362
                                                                  -------------
                                                                     16,693,140
                                                                  -------------


140 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Hotels/Lodging-2.0%
Host Marriot L.P.
  Series G
  9.25%, 10/01/07(a)                                  $ 1,136     $   1,215,520
Intrawest Corp. (Canada)
  7.50%, 10/15/13(a)                                       60            61,950
Kerzner International, Ltd. (Bahamas)
  8.875%, 8/15/11(a)                                       65            69,225
La Quinta Properties, Inc.
  8.875%, 3/15/11(a)                                    1,243         1,339,332
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12(a)                                    1,234         1,366,655
Vail Resorts, Inc.
  6.75%, 2/15/14(a)                                     1,089         1,113,503
                                                                  -------------
                                                                      5,166,185
                                                                  -------------
Industrial-5.0%
AMSTED Industries, Inc.
  10.25%, 10/15/11(a)(b)                                1,210         1,331,000
Amtrol, Inc.
  10.625%, 12/31/06(a)                                  1,437         1,293,300
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                       930           990,450
Dayton Superior Corp.
  10.75%, 9/15/08(a)                                      526           531,260
  13.00%, 6/15/09(a)                                      535           457,425
FastenTech, Inc.
  11.50%, 5/01/11(a)                                    1,105         1,182,350
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12(a)(b)                                1,367         1,291,815
NMHG Holding Co.
  10.00%, 5/15/09(a)                                      760           813,200
Sensus Metering Systems, Inc.
  8.625%, 12/15/13(a)                                   1,770         1,659,375
Terex Corp.
  Series B
  10.375%, 4/01/11(a)                                     911           977,047
TriMas Corp.
  9.875%, 6/15/12(a)                                    1,253         1,071,315
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                                     1,185         1,167,225
                                                                  -------------
                                                                     12,765,762
                                                                  -------------
Metals/Mining-3.2%
AK Steel Corp.
  7.875%, 2/15/09(a)                                    2,345         2,280,512
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10(a)                                     961         1,057,100
International Steel Group, Inc.
  6.50%, 4/15/14(a)                                     1,196         1,187,030
Ispat Inland ULC (Canada)
  9.75%, 4/01/14(a)                                     1,010         1,181,700


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 141


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
JSC Severstal (Germany)
  9.25%, 4/19/14(a)                                   $ 1,438     $   1,588,990
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                      855           915,919
Peabody Energy Corp.
  Series B
  6.875%, 3/15/13(a)                                      110           114,538
                                                                  -------------
                                                                      8,325,789
                                                                  -------------
Paper/Packaging-5.2%
Abitibi-Consolidated, Inc. (Canada)
  8.55%, 8/01/10(a)                                       886           905,935
Anchor Glass Container Corp.
  11.00%, 2/15/13(a)(d)                                   805           539,350
Berry Plastics Corp.
  10.75%, 7/15/12(a)                                    1,156         1,271,600
Crown European Holdings S.A. (France)
  9.50%, 3/01/11(a)                                     1,325         1,460,813
Georgia-Pacific Corp.
  8.875%, 5/15/31(a)                                      649           801,311
  9.375%, 2/01/13(a)                                    1,473         1,646,077
Graphic Packaging International Corp.
  9.50%, 8/15/13(a)                                     1,137         1,165,425
Jefferson Smurfit Corp.
  8.25%, 10/01/12(a)                                       80            79,000
NewPage Corp.
  10.00%, 5/01/12(a)(b)                                 1,312         1,318,560
Owens Brockway Glass Container
  8.875%, 2/15/09(a)                                    1,706         1,804,095
Pliant Corp.
  11.125%, 9/01/09(a)                                     383           357,147
  13.00%, 6/01/10(a)                                    1,780         1,281,600
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08(a)(b)(d)(e)                           1,134           510,300
Vitro Envases Norteamerica S.A. (Mexico)
  10.75%, 7/23/11(a)(b)                                   350           360,500
                                                                  -------------
                                                                     13,501,713
                                                                  -------------
Retail-0.7%
Central European Distribution Corp.
  8.00%, 7/25/12(a)(b)                                    216           283,801
JC Penney Co., Inc.
  7.625%, 3/01/97(a)                                      620           647,900
  8.00%, 3/01/10(a)                                       876           972,499
                                                                  -------------
                                                                      1,904,200
                                                                  -------------
Services-2.6%
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                                    1,603         1,544,891
  8.875%, 4/01/08(a)                                       90            94,950
H & E Equipment Services, Inc.
  11.125%, 6/15/12(a)                                   1,429         1,596,908


142 o ALLIANCEBERNSTEIN WEALTH STRATEGIES



                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Service Corp. International
  6.50%, 3/15/08(a)                                   $ 1,029     $   1,041,862
  7.70%, 4/15/09(a)                                       110           115,363
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                                     1,280         1,249,600
Williams Scotsman, Inc.
  9.875%, 6/01/07(a)                                    1,112         1,117,560
                                                                  -------------
                                                                      6,761,134
                                                                  -------------
Supermarkets/Drugs-1.0%
Couche-Tard
  7.50%, 12/15/13(a)                                      851           891,423
Roundy's, Inc.
  Series B
  8.875%, 6/15/12(a)                                      717           763,605
Stater Bros. Holdings, Inc.
  8.125%, 6/15/12(a)                                      884           897,260
                                                                  -------------
                                                                      2,552,288
                                                                  -------------
Technology-3.5%
Celestica, Inc. (Canada)
  7.875%, 7/01/11(a)                                    1,827         1,881,810
Flextronics International, Ltd. (Singapore)
  6.50%, 5/15/13(a)                                     1,039         1,057,183
Lucent Technologies, Inc.
  6.45%, 3/15/29(a)                                       425           372,937
  6.50%, 1/15/28(a)                                       855           748,125
Nortel Networks Corp. (Canada)
  6.875%, 9/01/23(a)                                      816           783,360
SCG Holding Corp.
  Zero coupon, 8/04/11(a)(b)                              285           475,091
SunGard Data Systems, Inc.
  9.125%, 8/15/13(a)(b)                                 1,814         1,904,700
Telcordia Technologies, Inc.
  10.00%, 3/15/13(a)(b)                                   740           703,000
Unisys Corp.
  6.875%, 3/15/10(a)                                    1,147         1,112,590
                                                                  -------------
                                                                      9,038,796
                                                                  -------------
Transportation-0.7%
American Trans Air, Inc.
  6.99%, 4/15/16(a)(b)                                  1,290         1,122,680
Horizon Lines LLC
  9.00%, 11/01/12(a)                                      551           597,146
                                                                  -------------
                                                                      1,719,826
                                                                  -------------
Utilities-9.6%
Aquila, Inc.
  11.875%, 7/01/12(a)                                     721           971,547
Calpine Corp.
  8.50%, 7/15/10(a)(b)                                  1,533         1,149,750
DPL, Inc.
  6.875%, 9/01/11(a)                                      561           614,295


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 143


                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Dynegy Holdings, Inc.
  10.125%, 7/15/13(a)(b)                              $ 1,088     $   1,215,840
Dynegy-Roseton Danskammer
  Series B
  7.67%, 11/08/16(a)                                    1,222         1,222,000
Enterprise Products Operating L.P.
  Series B
  5.60%, 10/15/14(a)                                    1,434         1,469,881
FirstEnergy Corp.
  Series B
  6.45%, 11/15/11(a)                                    1,615         1,749,218
Northwest Pipelines Corp.
  8.125%, 3/01/10(a)                                      724           776,490
NRG Energy, Inc.
  8.00%, 12/15/13(a)                                    1,125         1,215,000
Ormat Funding Corp.
  8.25%, 12/30/20(a)                                    1,103         1,114,364
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                      953           938,705
  9.50%, 7/15/13(a)                                     1,226         1,363,925
Southern Natural Gas Co.
  7.35%, 2/15/31(a)                                     1,018         1,103,620
  8.875%, 3/15/10(a)                                      817           891,311
TECO Energy, Inc.
  6.75%, 5/01/15(a)                                     1,119         1,188,938
  7.00%, 5/01/12(a)                                       933           999,476
The AES Corp.
  8.75%, 5/15/13(a)(b)                                    225           247,500
  9.00%, 5/15/15(a)(b)                                  1,080         1,193,400
The Williams Cos., Inc.
  7.625%, 7/15/19(a)                                    2,090         2,319,900
  7.875%, 9/01/21(a)                                      813           916,657
TXU Corp.
  Series O 4.80%, 11/15/09(a)                             125           122,973
  Series P 5.55%, 11/15/14(a)                             999           979,427
  Series Q 6.50%, 11/15/24(a)                             991           970,794
                                                                  -------------
                                                                     24,735,011
                                                                  -------------
Total Corporate Debt Obligations
  (cost $247,316,762)                                               247,677,015
                                                                  -------------
NON CONVERTIBLE PREFERRED
  STOCKS-1.0%
Paxson Communications Corp.
  14.25%, 11/15/06(a)                                     110           748,000
Sovereign Real Estate Investment Trust
  12.00%, 5/16/20(a)(b)                                 1,300         1,885,000
                                                                  -------------
Total Non Convertible Preferred Stocks
  (cost $2,611,000)                                                   2,633,000
                                                                  -------------


144 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-0.0%
Phase Metrics, Inc.(a)(e)                              90,400     $         904
Versatel Telecom International NV
  (Netherlands)(a)                                     18,800            51,646
                                                                  -------------
Total Common Stocks
  (cost $52,860)                                                         52,550
                                                                  -------------
SHORT-TERM INVESTMENT-1.6%
Time Deposit-1.6%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $4,131,000)                                   $ 4,131         4,131,000
                                                                  -------------
Total Investments-98.5%
  (cost $254,111,622)                                               254,493,565
Other assets less liabilities-1.5%                                    3,742,578
                                                                  -------------
Net Assets-100%                                                   $ 258,236,143
                                                                  =============


FORWARD EXCHANGE CURRENCY CONTRACT (see Note C)

                                         U.S. $
                      Contract          Value on          U.S. $
                         Amount       Origination         Current        Unrealized
                         (000)            Date             Value        Appreciation
                    --------------   --------------   --------------   --------------
Sale Contract
Euro Currency
  Settling 10/18/05      1,252        $ 1,548,049       $ 1,547,440         $ 609



(a) Positions, or portion thereof, with an aggregate market value of $250,362,565 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate market value of these securities amounted to $53,285,137 or 20.6% of net assets.

(c) Indicates securities that have a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(d)  Security is in default and is non-income producing.

(e)  Fair Value Security (See Note A).

See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 145


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


146 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy of the AllianceBernstein Portfolios (the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Funds grow larger.

6. Nature and quality of the Adviser's services, including the performance of the Funds.

* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 147


FUND ADVISORY FEES, EXPENSE CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                           Advisory Fee Based on %
Fund                                                     of Average Daily Net Assets
-------------------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy      First $2.5 billion               .65%
                                                    Next $2.5 billion                .55%
                                                    Excess over $5 billion           .50%

AllianceBernstein Balanced Wealth Strategy          First $2.5 billion               .55%
                                                    Next $2.5 billion                .45%
                                                    Excess over $5 billion           .40%

AllianceBernstein Wealth Preservation Strategy      First $2.5 billion               .55%
                                                    Next $2.5 billion                .45%
                                                    Excess over $5 billion           .40%
AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy                             First $2.5 billion               .65%
                                                    Next $2.5 billion                .55%
                                                    Excess over $5 billion           .50%
AllianceBernstein Tax-Managed Balanced
  Wealth Strategy                                   First $2.5 billion               .55%
                                                    Next $2.5 billion                .45%
                                                    Excess over $5 billion           .40%
AllianceBernstein Tax-Managed Wealth
  Preservation Strategy                             First $2.5 billion               .55%
                                                    Next $2.5 billion                .45%
                                                    Excess over $5 billion           .40%

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Funds for that portion of its total operating expenses to the degree necessary to limit each Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of each Fund's fiscal year upon at least 60 days written notice. It should be noted that as of February 28, 2005, Wealth Appreciation Strategy, Balance


148 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Wealth Strategy and Wealth Preservation Strategy are operating below their expense caps. Pro-forma expense ratio information for each Fund is also set forth below.

                                       Expense Cap
                                       pursuant to
                                         Expense
                                       Limitation          Pro-Forma          Fiscal
Fund                                   Undertaking       Expense Ratio*      Year End
----------------------------------------------------------------------------------------
AllianceBernstein Wealth              Advisor-1.20%          0.96%          August 31,
  Appreciation Strategy               Class A-1.50%          1.25%             2004
                                      Class B-2.20%          1.97%
                                      Class C-2.20%          1.95%
                                      Class R-1.70%          1.48%

AllianceBernstein Balanced            Advisor-0.90%          0.77%          August 31,
  Wealth Strategy                     Class A-1.20%          1.06%             2004
                                      Class B-1.90%          1.78%
                                      Class C-1.90%          1.77%
                                      Class R-1.40%          1.26%

AllianceBernstein Wealth              Advisor-0.90%          0.88%          August 31,
  Preservation Strategy               Class A-1.20%          1.17%             2004
                                      Class B-1.90%          1.89%
                                      Class C-1.90%          1.88%
                                      Class R-1.40%          1.38%

AllianceBernstein Tax-Managed         Advisor-1.20%          1.22%          August 31,
  Wealth Appreciation Strategy        Class A-1.50%          1.52%             2004
                                      Class B-2.20%          2.24%
                                      Class C-2.20%          2.23%

AllianceBernstein Tax-Managed         Advisor-0.90%          1.01%          August 31,
  Balanced WealthStrategy             Class A-1.20%          1.31%             2004
                                      Class B-1.90%          2.04%
                                      Class C-1.90%          2.02%

AllianceBernstein Tax-Managed         Advisor-0.90%          1.03%          August 31,
  Wealth PreservationStrategy         Class A-1.20%          1.35%             2004
                                      Class B-1.90%          2.08%
                                      Class C-1.90%          2.06%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing

* This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 149


office space and personnel to serve as Fund Officers and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Funds are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Funds to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if a Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset classes as the Funds. However, with respect to each Fund the Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Fund.

The Adviser sub-advises the offshore Global Wealth Strategies which are charged "all-in" fees that include investment advisory and distribution related fees. None of these off-shore funds have breakpoints in the advisory fee schedule. The following is the "all-in" fee schedule for the Class A shares of these
Funds:

Fund                                                     Fee
------------------------------------------------------------------
Global Equity Blend                                     1.70%
Global Balanced                                         1.50%
Global Conservative                                     1.25%

The Adviser represented that it does not sub-advise any registered investment companies with similar investment styles as the Funds.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the


150 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Funds' ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset levels for the Funds.*

                                                                Lipper Group
Fund                                                 Fee           Median          Rank
--------------------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy       .650           .769            2/7
AllianceBernstein Balanced Wealth Strategy           .550           .725           1/14
AllianceBernstein Wealth Preservation Strategy       .550           .669            1/7
AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy                              .650           .769            2/7
AllianceBernstein Tax-Managed Balanced
  Wealth Strategy                                    .550           .767           1/12
AllianceBernstein Tax-Managed Wealth
  Preservation Strategy                              .550           .669            1/7


Lipper also analyzed the expense ratios of each Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                               Lipper        Lipper                     Lipper
                                 Expense      Universe      Universe      Lipper         Group
Fund                              Ratio        Median         Rank      Group Rank      Median
------------------------------------------------------------------------------------------------
AllianceBernstein Wealth
  Appreciation Strategy            1.500         1.639         9/27          4/7         1.525
AllianceBernstein Balanced
  Wealth Strategy                  1.200         1.249        30/80         5/14         1.311
AllianceBernstein Wealth
  Preservation Strategy            1.200         1.200        11/19          3/7         1.248
AllianceBernstein
  Tax-Managed Wealth
  Appreciation Strategy            1.500         1.639         9/27          4/7         1.525
AllianceBernstein
  Tax-Managed Balanced
  Wealth Strategy                  1.200         1.247        30/80         2/12         1.310
AllianceBernstein
  Tax-Managed Wealth
  Preservation Strategy            1.200         1.200        11/19          3/7         1.248


* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

** Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 151


Based on this analysis, the Funds have a more favorable ranking on an advisory fee basis than they do on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

For Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy, the Adviser's profitability decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004. For Wealth Appreciation Strategy, Balanced Wealth Strategy, Wealth Preservation Strategy and Tax-Managed Wealth Appreciation Strategy, it appears that the Adviser's profit margin increased in 2004, as a result of the increase in advisory fees due to a full year of operation.

In addition to the Adviser's direct profits from managing the Funds pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Funds' principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


152 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Funds for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of each Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales of each Fund's shares in the Funds' most recent fiscal year:

Fund                                                            Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy                     $ 137,447
AllianceBernstein Balanced Wealth Strategy                         $ 273,845
AllianceBernstein Wealth Preservation Strategy                     $  80,119
AllianceBernstein Tax-Managed Wealth Appreciation Strategy         $  38,125
AllianceBernstein Tax-Managed Balanced Wealth Strategy             $  98,586
AllianceBernstein Tax-Managed Wealth Preservation Strategy         $  39,024

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for each Fund during the Funds' most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                    12b-1 Fee
Fund                                                Received*     CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy      $  746,186      $  53,336
AllianceBernstein Balanced Wealth Strategy          $1,269,137      $ 119,394
AllianceBernstein Wealth Preservation Strategy      $  443,659      $  51,616
AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy                             $  200,031      $  13,573
AllianceBernstein Tax-Managed Balanced
  Wealth Strategy                                   $  803,732      $  71,217
AllianceBernstein Tax-Managed Wealth
  Preservation Strategy                             $  743,512      $ 120,868

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

*  12b-1 amounts are gross amounts paid to ABIRM.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 153


AGIS received the following fees from the Funds in the most recent fiscal year:

Fund                                                               AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy                     $ 115,000
AllianceBernstein Balanced Wealth Strategy                         $ 151,000
AllianceBernstein Wealth Preservation Strategy                     $  66,000
AllianceBernstein Tax-Managed Wealth Appreciation Strategy         $  20,000
AllianceBernstein Tax-Managed Balanced Wealth Strategy             $ 225,000
AllianceBernstein Tax-Managed Wealth Preservation Strategy         $ 143,000


The Funds effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Funds' recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Funds is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules for the Funds reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively


154 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


manage the Funds and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds relative to its Lipper universe:

                                                           Performance Year
                                              Rank in Performance Universe for Periods
                                                         Ended March 31, 2005
----------------------------------------------------------------------------------------------
Fund                                        1              3              5             10
----------------------------------------------------------------------------------------------
AllianceBernstein Wealth
  Appreciation Strategy                   12/16            N/A           N/A            N/A
                                         (1 Year)
                                          11/14
                                       (Inception)
AllianceBernstein Balanced
  Wealth Strategy                        48/129            N/A           N/A            N/A
                                         (1 Year)
                                         50/112
                                       (Inception)
AllianceBernstein Wealth
  Preservation Strategy                   30/46            N/A           N/A            N/A
                                         (1 Year)
                                          27/36
                                       (Inception)
AllianceBernstein Tax-Managed
  Wealth Appreciation Strategy            11/16            N/A           N/A            N/A
                                         (1 Year)
                                          12/14
                                       (Inception)
AllianceBernstein Tax-Managed
  Balanced Wealth Strategy               86/130           77/97         76/85          40/50
AllianceBernstein Tax-Managed
  Wealth Preservation Strategy            38/46           22/28         20/23           7/10


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 155


NOTES


156 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


ALLIANCEBERNSTEIN WEALTHSTRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


WEALSTRATAR0805

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Tax-Managed Wealth Strategies

Wealth Appreciation Strategy
Balanced Wealth Strategy
Wealth Preservation Strategy


Annual Report

August 31, 2005

ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

October 24, 2005

Annual Report

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the "Strategies") for the annual reporting period ended August 31, 2005.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy seeks to achieve long-term growth of capital by investing in a portfolio of equity securities. The Strategy is designed for investors who seek tax-efficient equity returns but also want broad diversification of related risks across styles, capitalization ranges and geographic regions. Normally, the Strategy's targeted blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. The Strategy seeks to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy is designed for investors who seek a moderate tilt toward tax-efficient equity returns but also want risk diversification offered by tax-exempt debt securities and broad diversification of equity risk across styles, capitalization ranges and geographic regions. Normally, the Strategy targets an approximately equal weighting for equity and tax-exempt debt securities. The Strategy intends to meet the tax requirement for passing municipal bond interest through to shareholders as exempt interest dividends. The Strategy's targeted equity blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Strategy's tax-exempt fixed-income securities will primarily be investment grade, but may include high yield securities ("junk bonds"). The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. The Strategy seeks to maximize after-tax returns by investing its debt portion in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 1


principal. The Strategy is designed for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of tax-exempt debt securities. Normally, the Strategy's targeted weighting is 70% debt and 30% equity securities. The Strategy's targeted equity blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Strategy's tax-exempt fixed-income securities will be investment grade. The Adviser will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. The Strategy seeks to maximize after-tax returns by investing its debt portion in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders.

Investment Results

The tables on pages 6-8 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended August 31, 2005. Each Strategy's balanced benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 70% Standard & Poor's (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Stock Index and 50% Lehman Brothers (LB) 5-Year General Obligation Municipal Index; and AllianceBernstein Tax-Managed Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB 5-Year General Obligation Municipal Index. All three Strategies outperformed their respective balanced benchmarks for both the six and 12-month periods ended August 31, 2005.

The Strategies' approach of seeking return in not only the U.S. equity market, but also in the international equity markets, contributed significantly to the 12-month performance of each of the Strategies, as international stocks substantially outperformed U.S. stocks. While the S&P 500 Stock Index gained a healthy 12.55% for the 12-month period, the international markets gained 23.58%, as measured by the MSCI EAFE Index. The Strategies' six-month returns were buoyed by strong performance of their U.S. large cap growth holdings, which were positioned to take advantage of a long-expected recovery in growth stocks that finally materialized in the period from May through July, led by strong gains in the technology sector.

The U.S. municipal bond market showed strength in the face of rising interest rates. In this environment, the AllianceBernstein Tax-Managed Balanced Wealth Strategy posted strong returns, substantially outperforming its balanced benchmark, with significant positive contribution from the Strategy's equity investments. Strong performance in equities also helped AllianceBernstein Tax-Managed Wealth Preservation Strategy outperform not only the LB Municipal 5-Year General


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Obligation Index, but also its balanced benchmark during the periods under review.

Market Review and Investment Strategy

While the U.S. economy boasted strong employment and income trends, continued high oil prices and the threat of inflation muted U.S. equity returns, with the S&P 500 Stock Index returning 2.33% for the six-month period ended August 31, 2005. International equities fared substantially better, returning 9.30% in local currency terms, but these gains were largely eroded from a U.S. investor perspective by strong gains in the U.S. dollar, resulting in a far more modest 1.98% gain in the international markets in U.S. dollar terms, as measured by the MSCI EAFE Index.

Tax-exempt bond yields continue to decline, as a strong U.S. economy has provided broad-based revenue growth to state and local governments. Shorter duration municipal bonds returned 0.9% and 1.1% for the six- and 12-month periods, as measured by the LB 1-Year Municipal Index, while the LB Municipal 5-Year General Obligation Index returned 1.45% and 1.96% during the six- and 12-month periods ended August 31, 2005, respectively.

The Strategies' U.S. equity holdings remain positioned to continue to capture the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums. The Strategies' international holdings are seeking diverse opportunities across the globe, with a particular focus in emerging markets where the Strategies' specialists have identified a range of world-class companies trading at unusually large discounts. In the Strategies' bond portfolios, the increasingly flat municipal yield curve has reduced opportunities to take advantage of yield-curve roll, the tendency of bonds to increase in value as they move closer to their maturity dates and are evaluated against newer bonds. Select roll opportunities remain, however, and a more concentrated structure has been adopted within the Strategies' intermediate-term municipal bond holdings. In addition, in an economic environment of expected continued interest rate increases, the sensitivity of the Strategies' bond holdings to rising rates has been reduced.

As always, the Strategies' portfolio management team remains focused on combining low correlation asset classes, blending growth and value investment styles, globalizing the portfolios and ensuring the portfolios are aligned with the team's strategic asset allocation targets through a disciplined rebalancing process.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Tax-Managed Balanced Wealth Strategy was formerly called Alliance Growth Investors Fund and Tax-Managed Wealth Preservation Strategy was formerly called Alliance Conservative Investors Fund. Until September 2, 2003, Alliance Growth Investors Fund and Alliance Conservative Investors Fund were managed using different investment strategies, most notably, the Funds were not tax-managed funds. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies' new tax-managed strategies. In all likelihood, returns would have been lower than those shown if the Strategies had been using their tax-managed strategies. Tax-Managed Wealth Appreciation Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies' quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions. NAV and SEC returns do not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Strategies for a portion of their expenses to the extent necessary to limit Tax-Managed Wealth Appreciation Strategy's expenses on an annual basis to 1.50%, 2.20%, 2.20%, and 1.20% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Strategies for a portion of their expenses to the extent necessary to limit Tax-Managed Balanced Wealth Strategy's expenses on an annual basis to 1.20%, 1.90%, 1.90% and 0.90% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Strategies for a portion of their expenses to the extent necessary to limit Tax-Managed Wealth Preservation Strategy's expenses on an annual basis to 1.20%, 1.90%, 1.90% and 0.90% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. These waivers extend through the Strategies' current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Strategies' expenses would have been higher and their performance would have been lower than that shown.


(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


Benchmark Disclosure

The unmanaged Standard & Poor's (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) 5-Year General Obligation Municipal Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB 5-Year General Obligation Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds, otherwise known as junk bonds, involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will also allocate their investments to tax-exempt debt securities. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weighting. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies' shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 5


                                                         Historical Performance
-------------------------------------------------------------------------------

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                        -------------------------
PERIODS ENDED AUGUST 31, 2005                          6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Tax-Managed Wealth
   Appreciation Strategy
   Class A                                               4.80%        17.65%
-------------------------------------------------------------------------------
   Class B                                               4.42%        16.81%
-------------------------------------------------------------------------------
   Class C                                               4.51%        16.90%
-------------------------------------------------------------------------------
   Advisor Class                                         4.95%        18.02%
-------------------------------------------------------------------------------
70% S&P 500 Stock Index/30% MSCI EAFE Index              2.23%        15.86%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                      2.33%        12.55%
-------------------------------------------------------------------------------
MSCI EAFE Index                                          1.98%        23.58%
-------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/2/03* TO 8/31/05


AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A: $12,138 70% S&P 500 Stock Index/30% MSCI EAFE Index: $13,130
S&P 500 Stock Index: $12,370
MSCI EAFE Index: $14,989


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


           AllianceBernstein
              Tax-Managed       70% S&P 500
                 Wealth            Stock
              Appreciation       Index/30%
                Strategy         MSCI EAFE         S&P 500        MSCI EAFE
                 Class A           Index         Stock Index        Index
-------------------------------------------------------------------------------
9/2/03*         $  9,575         $ 10,000         $ 10,000         $ 10,000
8/31/04         $ 10,317         $ 11,332         $ 10,991         $ 12,129
8/31/05         $ 12,138         $ 13,130         $ 12,370         $ 14,989


*  Since inception of the Fund's Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/05) as compared to the performance of the Strategy's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                         Historical Performance
-------------------------------------------------------------------------------

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE
(continued from previous page)

                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                        -------------------------
PERIODS ENDED AUGUST 31, 2005                          6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Tax-Managed Balanced
   Wealth Strategy
   Class A                                               3.18%         9.65%
-------------------------------------------------------------------------------
   Class B                                               2.83%         8.89%
-------------------------------------------------------------------------------
   Class C                                               2.82%         8.87%
-------------------------------------------------------------------------------
   Advisor Class                                         3.31%         9.95%
-------------------------------------------------------------------------------
50% S&P 500 Stock Index/50% LB 5-Year
   General Obligation Municipal Index                    1.89%         7.26%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                      2.33%        12.55%
-------------------------------------------------------------------------------
LB 5-Year General Obligation Municipal Index             1.45%         1.96%
-------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
8/31/95 TO 8/31/05

AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A: $17,429 50% S&P 500 Stock Index/50% LB 5-Year General Obligation Municipal Index:
$21,556
S&P 500 Stock Index: $25,587
LB 5-Year General Obligation Municipal Index: $16,338


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                                 50% S&P 500
                                    Stock
              AllianceBernstein   Index/50%
                Tax-Managed       LB 5-Year                      LB 5-Year
                  Balanced         General                        General
                   Wealth        Obligation                      Obligation
                  Strategy        Municipal        S&P 500       Municipal
                   Class A          Index        Stock Index       Index
-------------------------------------------------------------------------------
8/31/95           $  9,575        $ 10,000        $ 10,000        $ 10,000
8/31/96           $ 10,465        $ 11,127        $ 11,872        $ 10,381
8/31/97           $ 12,698        $ 13,759        $ 16,694        $ 11,076
8/31/98           $ 13,389        $ 14,786        $ 18,050        $ 11,831
8/31/99           $ 17,046        $ 17,893        $ 25,236        $ 12,093
8/31/00           $ 19,076        $ 19,829        $ 29,352        $ 12,737
8/31/01           $ 15,780        $ 18,303        $ 22,196        $ 13,883
8/31/02           $ 13,929        $ 17,257        $ 18,203        $ 14,793
8/31/03           $ 14,944        $ 18,606        $ 20,398        $ 15,321
8/31/04           $ 15,895        $ 20,097        $ 22,734        $ 16,024
8/31/05           $ 17,429        $ 21,556        $ 25,587        $ 16,338


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/95 to 8/31/05) as compared to the performance of the Strategy's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 7


                                                         Historical Performance
-------------------------------------------------------------------------------

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE
(continued from previous page)

                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                        -------------------------
PERIODS ENDED AUGUST 31, 2005                          6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Tax-Managed Wealth
   Preservation Strategy
   Class A                                               2.18%         5.95%
-------------------------------------------------------------------------------
   Class B                                               1.87%         5.25%
-------------------------------------------------------------------------------
   Class C                                               1.87%         5.25%
-------------------------------------------------------------------------------
   Advisor Class                                         2.41%         6.33%
-------------------------------------------------------------------------------
30% S&P 500 Stock Index/70% LB 5-Year
   General Obligation Municipal Index                    1.71%         5.14%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                      2.33%        12.55%
-------------------------------------------------------------------------------
LB 5-Year General Obligation Municipal Index             1.45%         1.96%
-------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
8/31/95 TO 8/31/05

AllianceBernstein Tax-Managed Wealth Preservation Strategy Class A: $16,888 30% S&P 500 Stock Index/70% LB 5-Year General Obligation Municipal Index:
$19,539
S&P 500 Stock Index: $25,587
LB 5-Year General Obligation Municipal Index: $16,338


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 30% S&P 500
                                    Stock
             AllianceBernstein    Index/70%
                Tax-Managed       LB 5-Year                       LB 5-Year
                   Wealth          General                         General
                Preservation     Obligation                       Obligation
                  Strategy        Municipal        S&P 500        Municipal
                   Class A          Index        Stock Index        Index
-------------------------------------------------------------------------------
8/31/95           $  9,575        $ 10,000        $ 10,000        $ 10,000
8/31/96           $ 10,135        $ 10,828        $ 11,872        $ 10,381
8/31/97           $ 11,703        $ 12,655        $ 16,694        $ 11,076
8/31/98           $ 12,643        $ 13,567        $ 18,050        $ 11,831
8/31/99           $ 14,025        $ 15,398        $ 25,236        $ 12,093
8/31/00           $ 15,044        $ 16,726        $ 29,352        $ 12,737
8/31/01           $ 14,644        $ 16,555        $ 22,196        $ 13,883
8/31/02           $ 14,581        $ 16,422        $ 18,203        $ 14,793
8/31/03           $ 15,335        $ 17,426        $ 20,398        $ 15,321
8/31/04           $ 15,939        $ 18,584        $ 22,734        $ 16,024
8/31/05           $ 16,888        $ 19,539        $ 25,587        $ 16,338


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Preservation Strategy Class A shares (from 8/31/95 to 8/31/05) as compared to the performance of the Strategy's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                         Historical Performance
-------------------------------------------------------------------------------

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2005
--------------------------------------------------------------

                            NAV Returns        SEC Returns
Class A Shares
1 Year                         17.65%             12.63%
Since Inception*               12.61%             10.21%

Class B Shares
1 Year                         16.81%             12.81%
Since Inception*               11.87%             10.51%

Class C Shares
1 Year                         16.90%             15.90%
Since Inception*               11.91%             11.91%

Advisor Class Shares
1 Year                         18.02%
Since Inception*               12.97%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                            13.05%
Since Inception*                                  11.17%

Class B Shares
1 Year                                            13.28%
Since Inception*                                  11.90%

Class C Shares
1 Year                                            16.17%
Since Inception*                                  12.75%


* Inception date: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 9


                                                         Historical Performance
-------------------------------------------------------------------------------

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE
(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
--------------------------------------------------------------

                                                 Returns
Class A Shares
1 Year                                            13.04%
Since Inception*                                  11.16%

Class B Shares
1 Year                                            13.28%
Since Inception*                                  11.90%

Class C Shares
1 Year                                            16.17%
Since Inception*                                  12.75%

Advisor Class Shares
1 Year                                            18.40%
Since Inception*                                  13.86%


RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                             8.50%
Since Inception*                                   9.57%

Class B Shares
1 Year                                             8.63%
Since Inception*                                  10.20%

Class C Shares
1 Year                                            10.51%
Since Inception*                                  10.94%

Advisor Class Shares
1 Year                                            12.03%
Since Inception*                                  11.92%


* Inception date: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                         Historical Performance
-------------------------------------------------------------------------------

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2005
--------------------------------------------------------------

                             NAV Returns        SEC Returns
Class A Shares
1 Year                          9.65%              5.00%
5 Years                        -1.79%             -2.64%
10 Years                        6.17%              5.71%

Class B Shares
1 Year                          8.89%              4.89%
5 Years                        -2.53%             -2.53%
10 Years(a)                     5.55%              5.55%

Class C Shares
1 Year                          8.87%              7.87%
5 Years                        -2.51%             -2.51%
10 Years                        5.41%              5.41%

Advisor Class Shares
1 Year                          9.95%
Since Inception*                7.83%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                             4.75%
5 Years                                           -1.72%
10 Years                                           5.49%

Class B Shares
1 Year                                             4.67%
5 Years                                           -1.60%
10 Years(a)                                        5.33%

Class C Shares
1 Year                                             7.65%
5 Years                                           -1.60%
10 Years                                           5.19%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*  Inception date: 9/2/03 for Advisor Class shares.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 11


                                                         Historical Performance
-------------------------------------------------------------------------------

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE
(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
--------------------------------------------------------------

                                                  Returns
Class A Shares
1 Year                                             4.39%
5 Years                                           -2.63%
10 Years                                           3.36%

Class B Shares
1 Year                                             4.49%
5 Years                                           -2.33%
10 Years(a)                                        3.45%

Class C Shares
1 Year                                             7.47%
5 Years                                           -2.32%
10 Years                                           3.33%

Advisor Class Shares
1 Year                                             9.38%
Since Inception*                                   7.81%


RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                             3.19%
5 Years                                           -1.83%
10 Years                                           3.67%

Class B Shares
1 Year                                             3.08%
5 Years                                           -1.62%
10 Years(a)                                        3.71%

Class C Shares
1 Year                                             5.02%
5 Years                                           -1.62%
10 Years                                           3.59%

Advisor Class Shares
1 Year                                             6.52%
Since Inception*                                   6.84%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*  Inception date: 9/2/03 for Advisor Class shares.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                         Historical Performance
-------------------------------------------------------------------------------

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2005
--------------------------------------------------------------

                             NAV Returns        SEC Returns
Class A Shares
1 Year                          5.95%              1.47%
5 Years                         2.34%              1.46%
10 Years                        5.84%              5.38%

Class B Shares
1 Year                          5.25%              1.25%
5 Years                         1.65%              1.65%
10 Years(a)                     5.25%              5.25%

Class C Shares
1 Year                          5.25%              4.25%
5 Years                         1.64%              1.64%
10 Years                        5.10%              5.10%

Advisor Class Shares
1 Year                          6.33%
Since Inception*                5.23%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                             1.36%
5 Years                                            1.89%
10 Years                                           5.31%

Class B Shares
1 Year                                             1.19%
5 Years                                            2.04%
10 Years(a)                                        5.17%

Class C Shares
1 Year                                             4.19%
5 Years                                            2.06%
10 Years                                           5.03%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*  Inception date: 9/2/03 for Advisor Class shares.

See Historical Performance disclosures on pages 4-5.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 13


                                                         Historical Performance
-------------------------------------------------------------------------------

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE
(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
--------------------------------------------------------------

                                                  Returns
Class A Shares
1 Year                                             1.01%
5 Years                                            0.95%
10 Years                                           3.45%

Class B Shares
1 Year                                             1.04%
5 Years                                            1.32%
10 Years(a)                                        3.58%

Class C Shares
1 Year                                             4.03%
5 Years                                            1.33%
10 Years                                           3.46%

Advisor Class Shares
1 Year                                             5.75%
Since Inception*                                   5.14%


RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                             0.97%
5 Years                                            1.09%
10 Years                                           3.48%

Class B Shares
1 Year                                             0.80%
5 Years                                            1.34%
10 Years(a)                                        3.54%

Class C Shares
1 Year                                             2.75%
5 Years                                            1.35%
10 Years                                           3.43%

Advisor Class Shares
1 Year                                             4.14%
Since Inception*                                   4.52%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*  Inception date: 9/2/03 for Advisor Class shares.

See Historical Performance disclosures on pages 4-5.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                                  Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed Wealth Appreciation Strategy

                                               Beginning           Ending
                                             Account Value     Account Value     Expenses Paid
                                             March 1, 2005    August 31, 2005    During Period*
                                             -------------   -----------------   --------------
Class A
Actual                                           $1,000           $1,048.01          $ 7.74
Hypothetical (5% return before expenses)         $1,000           $1,017.64          $ 7.63
-----------------------------------------------------------------------------------------------
Class B
Actual                                           $1,000           $1,044.23          $11.34
Hypothetical (5% return before expenses)         $1,000           $1,014.12          $11.17
-----------------------------------------------------------------------------------------------
Class C
Actual                                           $1,000           $1,045.07          $11.34
Hypothetical (5% return before expenses)         $1,000           $1,014.12          $11.17
-----------------------------------------------------------------------------------------------
Advisor Class
Actual                                           $1,000           $1,049.50          $ 6.20
Hypothetical (5% return before expenses)         $1,000           $1,019.16          $ 6.11
-----------------------------------------------------------------------------------------------



_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 15


                                                                  Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

Tax-Managed Balanced Wealth Strategy

                                               Beginning           Ending
                                             Account Value     Account Value     Expenses Paid
                                             March 1, 2005    August 31, 2005    During Period*
                                             -------------   -----------------   --------------
Class A
Actual                                           $1,000           $1,031.76           $6.15
Hypothetical (5% return before expenses)         $1,000           $1,019.16           $6.11
-----------------------------------------------------------------------------------------------
Class B
Actual                                           $1,000           $1,028.27           $9.71
Hypothetical (5% return before expenses)         $1,000           $1,015.63           $9.65
-----------------------------------------------------------------------------------------------
Class C
Actual                                           $1,000           $1,028.23           $9.71
Hypothetical (5% return before expenses)         $1,000           $1,015.63           $9.65
-----------------------------------------------------------------------------------------------
Advisor Class
Actual                                           $1,000           $1,033.11           $4.61
Hypothetical (5% return before expenses)         $1,000           $1,020.67           $4.58
-----------------------------------------------------------------------------------------------

Tax-Managed Wealth Preservation Strategy

                                               Beginning           Ending
                                             Account Value     Account Value     Expenses Paid
                                             March 1, 2005    August 31, 2005    During Period*
                                             -------------   -----------------   --------------
Class A
Actual                                           $1,000           $1,021.79           $6.12
Hypothetical (5% return before expenses)         $1,000           $1,019.16           $6.11
-----------------------------------------------------------------------------------------------
Class B
Actual                                           $1,000           $1,018.67           $9.67
Hypothetical (5% return before expenses)         $1,000           $1,015.63           $9.65
-----------------------------------------------------------------------------------------------
Class C
Actual                                           $1,000           $1,018.65           $9.67
Hypothetical (5% return before expenses)         $1,000           $1,015.63           $9.65
-----------------------------------------------------------------------------------------------
Advisor Class
Actual                                           $1,000           $1,024.05           $4.59
Hypothetical (5% return before expenses)         $1,000           $1,020.67           $4.58
-----------------------------------------------------------------------------------------------

* Expenses are equal to each Class' annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

                                                           Annualized Expense Ratio
                                             --------------------------------------------------
                                             Tax-Managed         Tax-Managed      Tax-Managed
                                                Wealth            Balanced           Wealth
                                             Appreciation          Wealth         Preservation
                                               Strategy           Strategy         Strategy
                                             -------------   -----------------   --------------
Class A                                          1.50%               1.20%            1.20%
Class B                                          2.20%               1.90%            1.90%
Class C                                          2.20%               1.90%            1.90%
Advisor Class                                    1.20%               0.90%            0.90%
-----------------------------------------------------------------------------------------------


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                              Portfolio Summary
-------------------------------------------------------------------------------

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY
August 31, 2005


SECURITY TYPE BREAKDOWN*
     95.1%   Common Stocks & Other
             Investments

      4.9%   Short-Term                            [PIE CHART OMITTED]


SECTOR BREAKDOWN*
     24.4%   Finance
     16.4%   Technology
     10.9%   Consumer Cyclical
     10.9%   Medical
      9.4%   Energy
      6.7%   Capital Equipment
      6.2%   Consumer Staples
      3.5%   Industrial Commodities                [PIE CHART OMITTED]
      2.5%   Telecommunications
      1.9%   Construction & Housing
      1.5%   Utilities
      0.8%   Transportation

      4.9%   Short-Term


* All data are as of August 31, 2005. The Strategy's security type and sector breakdowns are expressed as percentages of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 17


                                                              Portfolio Summary
-------------------------------------------------------------------------------

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY
August 31, 2005


SECURITY TYPE BREAKDOWN*
     51.2%   Municipal Bonds
     45.5%   Common Stocks & Other
             Investments                           [PIE CHART OMITTED]
      3.3%   Short-Term


SECTOR BREAKDOWN*
     51.2%   Municipal Bonds
     11.4%   Finance
      7.8%   Technology
      5.7%   Consumer Cyclical
      5.3%   Medical
      4.5%   Energy
      3.2%   Capital Equipment
      2.7%   Consumer Staples                      [PIE CHART OMITTED]
      1.7%   Industrial Commodities
      1.2%   Telecommunications
      1.0%   Construction & Housing
      0.6%   Utilities
      0.4%   Transportation

      3.3%   Short-Term


BOND QUALITY RATING BREAKDOWN+
     64.8%   AAA
     21.0%   AA
      5.7%   A
      3.4%   BBB                                   [PIE CHART OMITTED]
      4.9%   BB
      0.2%   B




* All data are as of August 31, 2005. The Strategy's security type and sector breakdowns are expressed as percentages of total investments and may vary over time.

+ The Strategy's bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Strategy's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                              Portfolio Summary
-------------------------------------------------------------------------------

TAX-MANAGED WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY
August 31, 2005


SECURITY TYPE BREAKDOWN*
     69.4%   Municipal Bonds
     29.2%   Common Stocks & Other
             Investments                           [PIE CHART OMITTED]

      1.4%   Short-Term


SECTOR BREAKDOWN*
     69.4%   Municipal Bonds
      7.2%   Finance
      5.2%   Technology
      3.5%   Consumer Cyclical
      3.4%   Medical
      2.9%   Energy
      2.1%   Capital Equipment
      1.9%   Consumer Staples                      [PIE CHART OMITTED]
      1.2%   Industrial Commodities
      0.7%   Telecommunications
      0.5%   Construction & Housing
      0.3%   Utilities
      0.3%   Transportation

      1.4%   Short-Term


BOND QUALITY RATING BREAKDOWN+
     63.2%   AAA
     22.1%   AA
      5.7%   A                                     [PIE CHART OMITTED]
      3.3%   BBB
      5.7%   SP-1+


* All data are as of August 31, 2005. The Strategy's security type and sector breakdowns are expressed as percentages of total investments and may vary over time.

+ The Strategy's bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Strategy's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 19


                         Wealth Appreciation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS
August 31, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-94.9%

United States Investments-61.6%
Finance-15.9%
Banking-7.1%
Bank of America Corp.                                  28,120     $   1,210,004
Citigroup, Inc.                                        42,000         1,838,340
Fannie Mae                                              9,200           469,568
Freddie Mac                                             7,200           434,736
Huntington Bancshares, Inc.                             8,200           196,718
J.P. Morgan Chase & Co.                                24,600           833,694
KeyCorp                                                 2,300            76,176
Mellon Financial Corp.                                  8,100           262,845
National City Corp.                                     7,700           282,051
Northern Trust Corp.                                    7,400           368,816
PNC Financial Services Group, Inc.                      1,600            89,968
SunTrust Banks, Inc.                                    4,100           288,148
U.S. Bancorp                                            9,000           262,980
Wachovia Corp.                                         13,200           654,984
Wells Fargo & Co.                                       5,700           339,834
                                                                  -------------
                                                                      7,608,862
                                                                  -------------
Financial Services-3.9%
Countrywide Financial Corp.                             3,900           131,781
Federated Investors, Inc. Cl.B                          3,400           105,604
Franklin Resources, Inc.                                6,700           538,948
Legg Mason, Inc.                                        3,500           365,855
Lehman Brothers Holdings, Inc.                          3,300           348,678
MBIA, Inc.                                              1,100            63,767
MBNA Corp.                                             13,200           332,640
Merrill Lynch & Co., Inc.                              14,300           817,388
Morgan Stanley                                          8,700           442,569
The Goldman Sachs Group, Inc.                           7,900           878,322
Waddell & Reed Financial, Inc. Cl.A                     3,900            75,582
                                                                  -------------
                                                                      4,101,134
                                                                  -------------
Insurance-4.9%
AFLAC, Inc.                                            17,500           756,350
American International Group, Inc.                      5,900           349,280
Genworth Financial, Inc. Cl.A                           6,600           212,322
MetLife, Inc.                                           5,800           284,084
The Allstate Corp.                                      3,600           202,356
The Chubb Corp.                                         3,100           269,576
The Hartford Financial Services Group, Inc.             3,800           277,590
The Progressive Corp.                                   8,600           829,126
The St. Paul Travelers Cos., Inc.                       8,693           373,886
Torchmark Corp.                                         2,700           142,398
UnitedHealth Group, Inc.                               20,400         1,050,600
WellPoint, Inc.(a)                                      6,900           512,325
                                                                  -------------
                                                                      5,259,893
                                                                  -------------
                                                                     16,969,889
                                                                  -------------


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                         Wealth Appreciation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Technology-12.2%
Data Processing-7.9%
Agere Systems, Inc.(a)                                  8,500     $      96,220
Apple Computer, Inc.(a)                                29,200         1,370,356
Arrow Electronics, Inc.(a)                              3,100            92,442
Avnet, Inc.(a)                                          3,700            92,685
Dell, Inc.(a)                                          36,500         1,299,400
Electronic Arts, Inc.(a)                               18,900         1,082,592
Electronic Data Systems Corp.                          11,000           246,400
EMC Corp.(a)                                           26,500           340,790
Google, Inc. Cl.A(a)                                    5,600         1,601,600
Hewlett-Packard Co.                                    25,200           699,552
Ingram Micro, Inc.(a)                                   2,851            49,921
International Business Machines Corp.                   2,200           177,364
Microsoft Corp.                                        28,200           772,680
Sanmina-SCI Corp.(a)                                   37,000           187,590
Solectron Corp.(a)                                     49,600           203,360
Tech Data Corp.(a)                                      4,000           146,440
                                                                  -------------
                                                                      8,459,392
                                                                  -------------
Electrical & Electronics-4.1%
ADC Telecommunications, Inc.(a)                         4,928           103,192
Broadcom Corp. Cl.A(a)                                 19,100           830,850
Corning, Inc.(a)                                       48,600           970,056
Juniper Networks, Inc.(a)                              39,300           893,682
QUALCOMM, Inc.                                         33,700         1,338,227
Tellabs, Inc.(a)                                       24,000           213,360
                                                                  -------------
                                                                      4,349,367
                                                                  -------------
Electronic Components & Instruments-0.2%
Intel Corp.                                             7,000           180,040
                                                                  -------------
                                                                     12,988,799
                                                                  -------------
Consumer Cyclical-8.6%
Broadcasting & Publishing-3.3%
Comcast Corp. Cl.A Special(a)                          10,600           319,908
The E.W. Scripps Co. Cl.A                              12,600           630,000
The Walt Disney Co.                                     2,200            55,418
Time Warner, Inc.                                      46,600           835,072
Viacom, Inc. Cl.B                                       8,200           278,718
Yahoo!, Inc.(a)                                        41,200         1,373,608
                                                                  -------------
                                                                      3,492,724
                                                                  -------------
Leisure & Tourism-0.8%
McDonald's Corp.                                       12,300           399,135
Starbucks Corp.(a)                                     10,300           505,112
                                                                  -------------
                                                                        904,247
                                                                  -------------
Merchandising-4.2%
eBay, Inc.(a)                                          34,300         1,388,807
Limited Brands, Inc.                                    7,900           173,642
Lowe's Cos., Inc.                                      14,820           953,074
Office Depot, Inc.(a)                                  11,600           348,000


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 21


                         Wealth Appreciation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Target Corp.                                           22,250     $   1,195,938
Whole Foods Market, Inc.                                3,000           387,780
                                                                  -------------
                                                                      4,447,241
                                                                  -------------
Recreation & Other Consumer-0.2%
Mattel, Inc.                                           11,300           203,739
                                                                  -------------
Textiles & Apparel-0.1%
V. F. Corp.                                             1,400            83,034
                                                                  -------------
                                                                      9,130,985
                                                                  -------------
Medical-6.6%
Health & Personal Care-6.6%
Amgen, Inc.(a)                                          9,700           775,030
Bristol-Myers Squibb Co.                                9,600           234,912
Eli Lilly & Co.                                         3,700           203,574
Genentech, Inc.(a)                                     12,600         1,183,644
Gilead Sciences, Inc.(a)                               13,200           567,600
HCA, Inc.                                               5,200           256,360
Johnson & Johnson                                       2,500           158,475
Medco Health Solutions, Inc.(a)                         6,200           305,474
Merck & Co., Inc.                                      16,800           474,264
Pfizer, Inc.                                           35,500           904,185
St. Jude Medical, Inc.(a)                              23,500         1,078,650
Tenet Healthcare Corp.(a)                               9,400           114,492
Zimmer Holdings, Inc.(a)                                9,600           788,832
                                                                  -------------
                                                                      7,045,492
                                                                  -------------
Energy-5.1%
Energy Equipment & Services-1.3%
ENSCO International, Inc.                               4,500           183,870
Halliburton Co.                                        16,200         1,003,914
Rowan Cos., Inc.                                        5,300           197,160
                                                                  -------------
                                                                      1,384,944
                                                                  -------------
Energy Sources-3.8%
ChevronTexaco Corp.                                    14,000           859,600
ConocoPhillips                                         10,500           692,370
Exxon Mobil Corp.                                      34,700         2,078,530
Occidental Petroleum Corp.                              4,300           357,029
                                                                  -------------
                                                                      3,987,529
                                                                  -------------
                                                                      5,372,473
                                                                  -------------
Capital Equipment-3.9%
Aerospace & Defense-1.0%
Goodrich Corp.                                          4,200           192,444
Northrop Grumman Corp.                                  4,900           274,841
The Boeing Co.                                          9,000           603,180
                                                                  -------------
                                                                      1,070,465
                                                                  -------------
Automobiles-0.3%
BorgWarner, Inc.                                        3,600           210,456
Cooper Tire & Rubber Co.                                2,200            37,180
Johnson Controls, Inc.                                    700            41,986
                                                                  -------------
                                                                        289,622
                                                                  -------------


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-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Industrial Components-0.2%
Eaton Corp.                                             3,400     $     217,328
                                                                  -------------
Multi-Industry-2.4%
Crane Co.                                               2,900            85,869
General Electric Co.                                   60,010         2,016,936
Hubbell, Inc. Cl.B                                      2,700           122,040
SPX Corp.                                               3,600           163,944
Textron, Inc.                                           2,700           192,510
                                                                  -------------
                                                                      2,581,299
                                                                  -------------
                                                                      4,158,714
                                                                  -------------
Consumer Staples-3.8%
Beverages & Tobacco-1.3%
Altria Group, Inc.                                     10,000           707,000
PepsiCo, Inc.                                           5,900           323,615
The Coca-Cola Co.                                       4,800           211,200
UST, Inc.                                               4,200           178,752
                                                                  -------------
                                                                      1,420,567
                                                                  -------------
Food & Household Products-2.5%
Colgate-Palmolive Co.                                   7,000           367,500
General Mills, Inc.                                     4,900           225,988
Safeway, Inc.                                           9,600           227,808
SUPERVALU, Inc.                                         4,300           149,640
The Kroger Co.(a)                                      12,600           248,724
The Procter & Gamble Co.                               25,100         1,392,548
                                                                  -------------
                                                                      2,612,208
                                                                  -------------
                                                                      4,032,775
                                                                  -------------
Telecommunications-1.5%
Telecommunications-1.5%
BellSouth Corp.                                         3,900           102,531
SBC Communications, Inc.                               11,300           272,104
Sprint Corp.                                           20,800           539,344
Verizon Communications, Inc.                           22,300           729,433
                                                                  -------------
                                                                      1,643,412
                                                                  -------------
Industrial Commodities-1.5%
Chemical-0.5%
E.I. du Pont de Nemours & Co.                           4,600           182,022
PPG Industries, Inc.                                    3,600           226,728
The Lubrizol Corp.                                      3,400           140,590
                                                                  -------------
                                                                        549,340
                                                                  -------------
Forest & Paper-0.6%
Georgia-Pacific Corp.                                   5,300           170,077
International Paper Co.                                 6,400           197,440
Kimberly-Clark Corp.                                    4,200           261,744
                                                                  -------------
                                                                        629,261
                                                                  -------------
Metal - Steel-0.2%
United States Steel Corp.                               5,400           226,368
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 23


                         Wealth Appreciation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Materials-0.2%
Owens-Illinois, Inc.(a)                                 7,500     $     193,500
                                                                  -------------
                                                                      1,598,469
                                                                  -------------
Utilities-1.0%
Electric & Gas-1.0%
American Electric Power Co., Inc.                       6,500           241,670
Constellation Energy Group, Inc.                        3,500           205,625
Entergy Corp.                                           3,100           232,221
Sempra Energy                                           3,000           134,460
Wisconsin Energy Corp.                                  5,700           223,269
                                                                  -------------
                                                                      1,037,245
                                                                  -------------
Transportation-0.8%
Transportation - Road & Rail-0.8%
Burlington Northern Santa Fe Corp.                      2,800           148,456
CSX Corp.                                               5,300           232,829
Norfolk Southern Corp.                                  7,800           277,758
Union Pacific Corp.                                     2,600           177,502
                                                                  -------------
                                                                        836,545
                                                                  -------------
Construction & Housing-0.7%
Building Materials-0.3%
Martin Marietta Materials, Inc.                         2,700           195,264
Masco Corp.                                             5,700           174,876
                                                                  -------------
                                                                        370,140
                                                                  -------------
Construction & Housing-0.4%
Pulte Homes, Inc.                                       4,500           387,900
                                                                  -------------
                                                                        758,040
                                                                  -------------
Total United States Investments
  (cost $58,239,062)                                                 65,572,838
                                                                  -------------
Foreign Investments-33.3%
Australia-0.4%
Aristocrat Leisure, Ltd.                               11,813           112,589
Rinker Group, Ltd.                                     26,771           295,007
                                                                  -------------
                                                                        407,596
                                                                  -------------
Belgium-0.3%
Delhaize Group                                          5,600           323,627
                                                                  -------------
Bermuda-1.5%
Marvell Technology Group, Ltd.(a)                      19,100           901,329
Nabors Industries, Ltd.(a)                             11,000           737,000
                                                                  -------------
                                                                      1,638,329
                                                                  -------------
Brazil-0.5%
Petroleo Brasileiro, SA (ADR)                           8,500           487,854
Votorantim Celulose e Papel, SA (ADR)                   4,000            46,400
                                                                  -------------
                                                                        534,254
                                                                  -------------


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                         Wealth Appreciation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Canada-0.5%
Canadian Natural Resources, Ltd.                        7,500     $     369,424
Manulife Financial Corp.                                3,100           157,788
                                                                  -------------
                                                                        527,212
                                                                  -------------
China-0.3%
China Petroleum & Chemical Corp. Cl.H                 393,000           175,577
China Shenhua Energy Co., Ltd. Cl.H(a)                113,000           125,044
                                                                  -------------
                                                                        300,621
                                                                  -------------
France-4.3%
Arcelor                                                20,800           459,853
Assurances Generales de France                          5,100           445,773
BNP Paribas, SA                                         7,077           516,765
CapGemini(a)                                            4,556           150,394
Credit Agricole, SA                                     9,840           263,224
Essilor International, SA                               1,437           112,433
Groupe Danone                                           2,936           311,017
Renault, SA                                             5,500           488,929
Sanofi-Synthelabo, SA                                   8,077           691,677
Schneider Electric, SA                                    856            67,557
Societe Generale                                        2,200           238,540
Total, SA                                               2,367           624,352
Vinci, SA                                               2,678           238,238
                                                                  -------------
                                                                      4,608,752
                                                                  -------------
Germany-1.5%
Continental AG                                          4,900           389,490
E.ON AG                                                 2,300           220,109
HeidelbergCement AG(a)                                  1,276            93,885
MAN AG                                                  4,000           202,650
Muenchener Rueckversicherungs-Gesellschaft
  AG                                                    2,800           315,168
Porsche AG pfd.                                           137           107,207
SAP AG                                                  1,794           305,282
                                                                  -------------
                                                                      1,633,791
                                                                  -------------
Greece-0.0%
EFG Eurobank Ergasias                                     931            28,026
                                                                  -------------
Hong Kong-0.5%
Esprit Holdings, Ltd.                                  47,000           347,836
Li & Fung, Ltd.                                        80,000           162,588
                                                                  -------------
                                                                        510,424
                                                                  -------------
Hungary-0.2%
MOL Magyar Olaj-es Gazipari Rt.                         2,200           242,680
                                                                  -------------
India-0.1%
Infosys Technologies, Ltd.                              1,545            83,629
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 25


                         Wealth Appreciation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Ireland-0.9%
Allied Irish Banks PLC                                 10,294     $     223,303
Anglo Irish Bank Corp. PLC                             17,069           230,063
CRH PLC                                                12,784           348,761
Depfa Bank PLC                                          9,020           153,001
                                                                  -------------
                                                                        955,128
                                                                  -------------
Israel-0.8%
Bank Hapoalim, Ltd.                                    36,000           132,886
Teva Pharmaceutical Industries, Ltd. (ADR)             22,900           742,876
                                                                  -------------
                                                                        875,762
                                                                  -------------
Italy-0.8%
Eni SpA                                                25,200           747,177
Luxottica Group SpA                                     5,538           127,985
                                                                  -------------
                                                                        875,162
                                                                  -------------
Japan-4.9%
Aeon Credit Service Co., Ltd.                           1,000            65,938
Canon, Inc.                                             7,200           364,611
Denso Corp.                                             8,600           218,599
Honda Motor Co., Ltd.                                   7,000           376,863
Hoya Corp.                                              3,800           498,163
Japan Tobacco, Inc.                                        24           348,180
JFE Holdings, Inc.                                     12,700           370,721
Keyence Corp.                                           1,200           283,579
Mitsubishi Corp.                                       28,400           470,238
Nitto Denko Corp.                                       5,300           339,754
ORIX Corp.                                              2,400           397,891
Promise Co., Ltd.                                       2,000           136,446
Sumitomo Electric Industries, Ltd.                      6,400            79,193
Sumitomo Mitsui Financial Group, Inc.                      80           656,349
Toyota Motor Corp.                                      5,100           208,908
UFJ Holdings, Inc.(a)                                      33           207,568
Yamada Denki Co., Ltd.                                  2,400           154,473
                                                                  -------------
                                                                      5,177,474
                                                                  -------------
Mexico-0.4%
America Movil SA de CV (ADR)                           11,400           250,800
Grupo Televisa, SA (ADR)                                1,600           100,480
Wal-Mart de Mexico SA de CV Series V                   16,000            69,713
                                                                  -------------
                                                                        420,993
                                                                  -------------
Netherlands-1.0%
European Aeronautic Defence & Space Co.                 8,380           284,215
ING Groep NV                                           27,870           813,316
                                                                  -------------
                                                                      1,097,531
                                                                  -------------
Norway-0.2%
Norsk Hydro ASA                                         2,219           238,609
                                                                  -------------
Panama-0.4%
Carnival Corp.                                          8,900           439,126
                                                                  -------------


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                         Wealth Appreciation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Russia-0.0%
Mobile TeleSystems (ADR)                                1,300     $      48,100
                                                                  -------------
Singapore-0.6%
Flextronics International, Ltd.(a)                     23,200           302,992
Singapore Telecommunications, Ltd.                    197,150           303,319
                                                                  -------------
                                                                        606,311
                                                                  -------------
South Korea-1.2%
Hyundai Motor Co., Ltd.                                 2,800           193,053
Kookmin Bank                                            3,700           187,043
POSCO                                                   2,000           414,268
Samsung Electronics Co., Ltd. (GDR)(b)                    443           116,177
Samsung Electronics Co., Ltd.                             300           158,828
Shinhan Financial Group Co., Ltd.                       5,800           171,515
                                                                  -------------
                                                                      1,240,884
                                                                  -------------
Spain-1.2%
Banco Bilbao Vizcaya Argentaria, SA                    22,116           368,960
Endesa, SA                                             15,000           339,325
Gestevision Telecinco, SA                               4,370           101,638
Inditex, SA                                             5,459           149,054
Repsol YPF, SA                                         10,700           317,194
                                                                  -------------
                                                                      1,276,171
                                                                  -------------
Sweden-0.4%
Autoliv, Inc.                                           4,200           186,900
Telefonaktiebolaget LM Ericsson Cl.B                   65,195           227,639
                                                                  -------------
                                                                        414,539
                                                                  -------------
Switzerland-3.3%
Alcon, Inc.                                            11,800         1,392,990
Compagnie Financiere Richemont AG Cl.A                  8,940           339,504
Credit Suisse Group                                     7,300           318,181
Nobel Biocare Holding AG                                1,284           280,692
Novartis AG                                             7,643           371,598
Roche Holdings AG                                       2,912           404,050
UBS AG                                                  4,539           372,297
                                                                  -------------
                                                                      3,479,312
                                                                  -------------
Taiwan-0.8%
Asustek Computer, Inc.                                 59,400           145,087
Compal Electronics, Inc. (GDR)(b)                      31,335           157,615
Hon Hai Precision Industry Co., Ltd. (GDR)(b)          25,200           218,484
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                                38,565           317,390
                                                                  -------------
                                                                        838,576
                                                                  -------------
Thailand-0.2%
PTT Public Co., Ltd.                                   29,100           172,235
                                                                  -------------
United Kingdom-6.1%
Aviva PLC                                              28,259           313,140
BAE Systems PLC                                        27,100           160,309
Barclays PLC                                           31,600           316,214


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 27


                         Wealth Appreciation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
BHP Billiton PLC                                        8,119     $     121,252
BP PLC                                                 30,500           348,628
Capita Group PLC                                       24,304           160,043
Carnival PLC                                            5,060           262,491
Enterprise Inns PLC                                    10,042           149,843
Friends Provident PLC                                  45,160           141,857
George Wimpey PLC                                       9,100            67,475
GlaxoSmithKline PLC                                     8,800           213,310
GUS PLC                                                 5,966            98,144
HBOS PLC                                               19,100           300,377
J Sainsbury PLC                                        46,300           237,198
Next PLC                                                1,396            38,097
O2 PLC                                                 21,962            60,816
Reckitt Benckiser PLC                                  12,693           393,928
Royal Bank of Scotland Group PLC                       16,933           496,425
SABMiller PLC                                          20,707           366,067
Smith & Nephew PLC                                     19,766           190,529
Standard Chartered PLC                                 15,180           325,387
Tate & Lyle PLC                                        12,400           103,235
Taylor Woodrow PLC                                     21,200           122,653
Tesco PLC                                              80,237           472,928
Vodafone Group PLC                                    131,200           359,212
Whitbread PLC                                           6,600           118,982
Wolseley PLC                                            7,477           152,591
Xstrata PLC                                            15,000           352,746
                                                                  -------------
                                                                      6,443,877
                                                                  -------------
Total Foreign Investments
  (cost $29,008,070)                                                 35,438,731
                                                                  -------------
Total Common & Preferred Stocks
  (cost $87,247,132)                                                101,011,569
                                                                  -------------
SHORT-TERM INVESTMENT-4.9%
Time Deposit-4.9%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $5,213,000)                                $    5,213         5,213,000
                                                                  -------------
Total Investments-99.8%
  (cost $92,460,132)                                                106,224,569
Other assets less liabilities-0.2%                                      223,958
                                                                  -------------
Net Assets-100%                                                   $ 106,448,527
                                                                  =============


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                         Wealth Appreciation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                                  Value at
                   Number of      Expiration        Original      August 31,     Unrealized
       Type        Contracts         Month           Value          2005        Appreciation
---------------------------------------------------------------------------------------------
  Euro Stoxx 50        4        September 2005     $ 157,470     $ 161,368        $ 3,898



(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate market value of these securities amounted to $492,276 or 0.5% of net assets.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Pfd. - Preferred stock

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 29


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

BALANCED WEALTH STRATEGY
PORTFOLIO OF INVESTMENTS
August 31, 2005

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL BONDS-51.7%
Alabama-2.1%
Alabama Public School & College Authority
  (Campus Improvement & Economic
  Development), Series 03 FGIC
  5.00%, 12/01/21                                  $    1,700     $   1,825,596
Jefferson County Sewer Revenue (Capital
  Improvement Warrants),
  Series 99A FGIC
  Prerefunded 2/01/09 @101
  5.00%, 2/01/33                                        1,345         1,442,163
  Series 99A FGIC
  5.375%, 2/01/36                                         800           867,424
  Series 02
  Prerefunded 8/01/12 @ 100
  5.00%, 2/01/41                                        1,100         1,200,375
                                                                  -------------
                                                                      5,335,558
                                                                  -------------
Arizona-0.3%
Gilbert Water Resource Municipal Property Corp.
  (Wastewater System & Utility), Series 04
  4.90%, 4/01/19                                          710           715,439
Pima County Industrial Development Authority
  Education Revenue (Horizon Community
  Learning Center), Series 05
  4.45%, 6/01/14                                          100           100,682
                                                                  -------------
                                                                        816,121
                                                                  -------------
Arkansas-1.6%
Hot Springs Sales & Use Tax, Series 01
  4.125%, 7/01/08                                       1,275         1,311,720
Springdale Sales & Use Tax Revenue, Series 04
  MBIA
  4.00%, 7/01/16                                        2,720         2,754,571
                                                                  -------------
                                                                      4,066,291
                                                                  -------------
California-4.6%
California Department of Water Resources
  (Central VY Project), Series 03Y FGIC
  5.25%, 12/01/19                                       1,525         1,684,835
California Economic Recovery, Series 04A
  5.00%, 7/01/09                                          700           748,573
  5.25%, 1/01/10                                        2,765         3,002,320
California GO, Series 03
  4.00%, 2/01/08                                          450           459,508
  Series 05
  5.00%, 6/01/10-6/01/11                                1,650         1,782,616


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
California Statewide Communities Development
  Authority Revenue (Kaiser Permanente),
  Series 04E
  3.875%, 4/01/32                                  $      280     $     284,038
  Series 04F
  2.30%, 4/01/33                                          500           492,565
Santa Margarita/Dana Point Authority Revenue,
  Series 04A AMBAC
  5.00%, 8/01/20                                        2,760         2,990,736
Upland Community Redevelopment Agency Tax
  Allocation (Magnolia Redevelopment Project),
  Series 04
  3.90%, 11/01/09                                         235           236,448
                                                                  -------------
                                                                     11,681,639
                                                                  -------------
Colorado-1.9%
Jefferson County School District No. R001,
  Series 04 FSA
  5.00%, 12/15/24                                       1,000         1,076,800
Mesa County Valley School District No. 051
  Grand Junction, Series 04A MBIA
  5.00%, 12/01/23                                       1,000         1,078,930
Regional Transportation District COP (Transit
  Vehicles), Series 02A AMBAC
  2.30%, 12/01/22                                       2,400         2,365,752
Todd Creek Farms Metropolitan District No. 1
  Water Revenue, Series 04
  5.60%, 12/01/14                                         260           260,039
                                                                  -------------
                                                                      4,781,521
                                                                  -------------
Connecticut-1.3%
Connecticut GO, Series 03G MBIA
  5.00%, 3/15/10                                        1,500         1,617,480
Connecticut State Development Authority PCR,
  Series 96 AMBAC AMT
  3.35%, 5/01/31                                        1,730         1,713,928
                                                                  -------------
                                                                      3,331,408
                                                                  -------------
District of Columbia-0.6%
District of Columbia GO, Series 03A MBIA
  5.50%, 6/01/10                                        1,480         1,621,606
                                                                  -------------
Florida-3.3%
Bartram Park CDD, Series 05
  4.875%, 5/01/15                                         100           101,603
Dade County School District, Series 94 MBIA
  5.00%, 8/01/12                                        1,100         1,209,571
Fishhawk CDD, Series 04B
  5.125%, 11/01/09                                        280           282,598
Florida Board of Education (Public Education),
  Series 03B
  5.00%, 6/01/09                                        1,340         1,429,592


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 31


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Hammock Bay CDD, Series 04B
  5.375%, 5/01/11                                  $      225     $     226,766
Heritage Isle at Viera CDD, Series 04B
  5.00%, 11/01/09                                         250           250,847
Huntington CDD, Series 04B
  5.00%, 5/01/09                                          300           301,071
Lake Ashton II CDD, Series 05B
  4.875%, 11/01/10                                        100           100,628
Live Oak CDD No. 001, Series 03B
  5.30%, 5/01/08                                           85            85,915
Meadow Pointe III CDD, Series 04B
  5.00%, 5/01/09                                          210           211,329
Meadow Woods CDD, Series 04B
  5.25%, 5/01/11                                          100           100,814
Midtown Miami Florida CDD, Series 04A
  6.00%, 5/01/24                                          280           295,728
Monterra CDD Revenue, Series 05 BANS
  5.00%, 6/01/06                                          120           120,288
Monterra CDD, Series 05B
  5.00%, 11/01/10                                         340           342,200
Overoaks CDD, Series 04B
  5.125%, 5/01/09                                         200           201,602
Parkway Center CDD, Series 04B
  5.625%, 5/01/14                                         200           209,468
Paseo CDD, Series 05B
  4.875%, 5/01/10                                         550           549,384
Seacoast Utility Authority, Series 01 FGIC
  5.25%, 3/01/10                                        1,210         1,313,939
South Bay CDD, Series 05B-2
  5.375%, 5/01/13                                         100           101,696
The Quarry CDD BANS, Series 04
  5.00%, 11/01/05                                         290           290,612
Villages of Westport CDD, Series 05A
  5.125%, 5/01/15                                         265           268,933
West Villages Improvement District Revenue
  BANS (Unit of Development No. 2), Series 05
  5.00%, 2/01/06                                          270           269,992
                                                                  -------------
                                                                      8,264,576
                                                                  -------------
Georgia-0.1%
Cobb County Development Authority SWDR
  (Georgia Waste Management Project),
  Series 04A
  3.10%, 4/01/33                                          185           183,626
                                                                  -------------
Guam-0.1%
Guam Waterworks Authority COP, Series 05
  5.18%, 7/01/15                                          295           295,487
                                                                  -------------
Hawaii-0.8%
Hawaii GO, Series 02CY FSA
  5.25%, 2/01/09                                        1,800         1,922,814
                                                                  -------------


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Illinois-1.0%
Chicago GO (Emergency Telephone System),
  Series 99 FGIC
  5.00%, 1/01/09                                   $    1,135     $   1,199,536
  Series 05A FSA
  5.00%, 1/01/22                                        1,190         1,283,677
Pingree Grove Village Special Service Area No. 1
  Special Tax (Cambridge Lakes Project),
  Series 05-1
  5.25%, 3/01/15                                          100           101,626
                                                                  -------------
                                                                      2,584,839
                                                                  -------------
Indiana-0.6%
Elkhart County, Series 04 MBIA
  5.25%, 12/01/21                                       1,215         1,329,720
Rockport PCR (Indiana Michigan Power Co.
  Project), Series 03C
  2.625%, 4/01/25                                         220           218,062
                                                                  -------------
                                                                      1,547,782
                                                                  -------------
Kansas-0.3%
Wyandotte County Kansas City Unified
  Government Special Obligation (Sales Tax),
  Series 05B
  4.75%, 12/01/16                                         610           621,840
                                                                  -------------
Kentucky-0.5%
Kentucky Property & Buildings Community
  Revenue (Project No. 74), Series 02
  5.375%, 2/01/08                                       1,265         1,332,007
                                                                  -------------
Maine-0.2%
Maine State Housing Authority General Housing
  Revenue (Draw Down), Series 04A
  3.19%, 1/01/10                                          437           437,000
                                                                  -------------
Maryland-0.3%
Tax Exempt Municipal Infrastructure, Series 04A
  3.80%, 5/01/08(a)                                       615           616,519
                                                                  -------------
Massachusetts-4.5%
Massachusetts GO, Series 00B Prerefunded
  6/01/10 @ 100
  5.75%, 6/01/12                                        1,500         1,668,165
  Series 02A MBIA
  5.50%, 2/01/09                                        2,735         2,947,181
  Series 03A
  5.375%, 8/01/08                                       1,075         1,141,747
  Series 05B
  5.00%, 8/01/12                                        3,150         3,443,486


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 33


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Route 3 North Transportation Improvement
  Association, Series 00 MBIA
  5.375%, 6/15/33                                  $    1,925     $   2,110,724
                                                                  -------------
                                                                     11,311,303
                                                                  -------------
Michigan-1.1%
Michigan State Trunk Line Fund, Series 05B
  5.00%, 9/01/12                                        2,510         2,754,574
                                                                  -------------
Minnesota-1.4%
Minneapolis School District No. 001, Series 97
  5.00%, 2/01/14                                        1,000         1,008,470
Minnesota State Housing Finance Agency
  Residential Housing, Series 03L-2
  2.35%, 1/01/31                                        2,350         2,314,233
St. Paul Minnesota Housing & Redevelopment
  Authority Hospital Revenue (Health East
  Project), Series 05
  5.15%, 11/15/20                                         310           321,417
                                                                  -------------
                                                                      3,644,120
                                                                  -------------
Nevada-2.0%
Clark County PCR, Series 00C AMT
  3.25%, 6/01/31                                          335           327,533
Henderson Local Improvement Districts No.
  T-16, Series 05
  4.75%, 3/01/13                                           35            35,308
Las Vegas Local Improvement Bonds (District
  No. 607), Series 04
  5.35%, 6/01/12                                          250           257,710
Nevada GO, Series 05A
  5.00%, 2/01/12                                        4,100         4,469,533
                                                                  -------------
                                                                      5,090,084
                                                                  -------------
New Jersey-2.8%
New Jersey Economic Development Authority
  (Cigarette Tax), Series 04
  5.00%, 6/15/07                                          600           616,164
  Series 04 FSA
  5.00%, 6/15/10                                          830           888,415
  Series 01A MBIA
  5.00%, 7/01/11                                        1,645         1,789,168
New Jersey GO, Series 05M AMBAC
  5.25%, 7/15/11                                        2,000         2,206,120
New Jersey Transportation Trust Fund Authority,
  Series 03C
  5.50%, 6/15/21                                        1,465         1,670,349
                                                                  -------------
                                                                      7,170,216
                                                                  -------------


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York-2.4%
New York City GO, Series 04B
  5.00%, 8/01/12                                   $    1,315     $   1,424,921
  Series 04G
  5.00%, 8/01/08                                          565           593,922
  Series 04H
  5.00%, 8/01/11                                        1,645         1,773,688
New York State Dormitory Authority Revenue
  (Mount Sinai New York University Health),
  Series 00C
  5.00%, 7/01/11                                          600           609,888
New York Thruway Authority Service Contract
  Revenue, Series 63A
  5.00%, 3/15/09                                          850           900,609
New York Tobacco Settlement Financing Corp.,
  Series 03C-1
  5.25%, 6/01/13                                          815           859,491
                                                                  -------------
                                                                      6,162,519
                                                                  -------------
North Carolina-0.2%
North Carolina Municipal Power Agency No. 1
  Catawba Electric Revenue Series 93 ACA
  5.50%, 1/01/10                                          385           415,280
                                                                  -------------
Ohio-1.3%
Cleveland Municipal School District, Series 04
  FSA
  5.25%, 12/01/19                                       1,000         1,113,960
Ohio State (Highway Capital Improvements),
  Series 02G
  5.00%, 5/01/11                                        1,740         1,890,388
Port Authority of Columbiana County SWFR
  (Liberty Waste Transportation LLC Project),
  Series 04A
  7.00%, 8/01/21                                          300           305,874
                                                                  -------------
                                                                      3,310,222
                                                                  -------------
Oklahoma-1.0%
Tulsa County Industrial Authority (Capital
  Improvement), Series 05B FSA
  5.00%, 5/15/06                                        2,500         2,538,000
                                                                  -------------
Oregon-0.6%
Oregon Department of Transportation (Regional
  Light Rail Extension-Westside) AMBAC
  5.00%, 6/01/09                                        1,515         1,615,748
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 35


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Pennsylvania-3.9%
Allegheny County Airport Revenue (Pittsburgh
  Int'l Airport), Series 97 MBIA AMT
  5.75%, 1/01/06                                   $      650     $     655,070
Allegheny County Redevelopment Authority
  Revenue (Pittsburgh Mills Project), Series 04
  5.10%, 7/01/14                                          280           290,987
Beaver County IDA PCR (Cleveland Electric
  Project), Series 98
  3.75%, 10/01/30                                         280           280,157
Delaware Valley Regional Finance Authority,
  Series 97A AMBAC
  5.44%, 7/01/27                                        1,165         1,195,709
Montgomery County IDA (Whitemarsh
  Continuing Care Project), Series 05
  6.00%, 2/01/21                                          265           281,351
Pennsylvania GO, Series 03 MBIA
  5.00%, 7/01/11                                        4,310         4,704,408
Philadelphia Authority for IDR (Leadership
  Learning Partners), Series 05A
  4.60%, 7/01/15                                          300           300,342
Philadelphia GO, Series 03A XLCA
  5.00%, 2/15/11                                        2,000         2,164,940
                                                                  -------------
                                                                      9,872,964
                                                                  -------------
Rhode Island-0.1%
Rhode Island Industrial Facilities Corporation
  SWDR (Waste Management, Inc. Project),
  Series 04A AMT
  2.75%, 4/01/16                                          200           198,714
                                                                  -------------
South Carolina-3.4%
Richland County School District No. 001,
  Series 03 FSA SCSDE
  4.75%, 3/01/09                                        1,130         1,193,065
South Carolina Public Service Authority, Series
  05B MBIA WI
  5.00%, 1/01/11                                        3,515         3,786,253
  5.25%, 1/01/20                                        1,000         1,110,350
Western Carolina Regional Sewer Authority
  Sewer System Revenue, Series 05B FSA
  5.00%, 3/01/12                                        1,000         1,097,310
York County School District No. 003 (Rock Hill
  School District), Series 03 SCSDE
  5.00%, 3/01/10                                        1,335         1,437,568
                                                                  -------------
                                                                      8,624,546
                                                                  -------------


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Texas-3.7%
Brazos River Authority PCR (Texas Utilities
  Electric Co.), Series 95B AMT
  5.05%, 6/01/30                                   $      230     $     232,551
Gulf Coast Waste Disposal Authority, Series 03D
  3.20%, 4/01/12                                          190           189,740
Houston GO, Series 02 MBIA
  5.00%, 3/01/09                                        2,750         2,915,770
Katy Development Authority (Metro Contract),
  Series 99A
  5.75%, 6/01/09                                          375           390,334
North Texas Thruway Authority (Dallas North
  Thruway Systems), Series 03C
  5.00%, 1/01/07                                          940           965,088
Red River Education Finance Revenue (Parish
  Day School Project), Series 01A
  3.10%, 12/01/31                                       1,400         1,402,968
San Antonio Electric & Gas, Series 01
  5.25%, 2/01/09                                        1,600         1,709,696
Texas Public Finance Authority Revenue
  (Unemployment Compensation Assessment),
  Series 03A FSA
  5.00%, 6/15/08                                        1,500         1,576,380
                                                                  -------------
                                                                      9,382,527
                                                                  -------------
Utah-0.6%
Alpine School District, Series 02
  5.00%, 3/15/11                                        1,340         1,454,892
                                                                  -------------
Virginia-0.8%
Virginia College Building Authority (21st Century
  College & Equipment), Series 05
  5.00%, 2/01/10                                        1,800         1,934,316
                                                                  -------------
Washington-2.3%
Central Puget Sound Regional Transportation
  Authority Sales & Use Tax Revenue, Series 05A
  AMBAC
  5.00%, 11/01/26                                       2,085         2,240,124
Seattle Municipal Light & Power Revenue,
  Series 01
  5.50%, 3/01/08(b)                                     1,300         1,375,049
  Series 01 FSA
  5.50%, 3/01/09                                        1,000         1,077,010
Washington Public Power Supply System
  (Nuclear Project No. 2), Series 98A
  5.75%, 7/01/09                                        1,100         1,197,977
                                                                  -------------
                                                                      5,890,160
                                                                  -------------
Total Municipal Bonds
  (cost $130,343,790)                                               130,810,819
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 37


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-45.9%

United States Investments-29.5%
Finance-7.4%
Banking-3.3%
Bank of America Corp.                                  30,362     $   1,306,477
Citigroup, Inc.                                        44,600         1,952,142
Fannie Mae                                              9,700           495,088
Freddie Mac                                             7,600           458,888
Huntington Bancshares, Inc.                             9,600           230,304
J.P. Morgan Chase & Co.                                27,300           925,197
KeyCorp                                                 2,600            86,112
Mellon Financial Corp.                                  9,400           305,030
National City Corp.                                    10,100           369,963
Northern Trust Corp.                                    4,100           204,344
PNC Financial Services Group, Inc.                      1,800           101,214
SunTrust Banks, Inc.                                    5,300           372,484
U.S. Bancorp                                           11,900           347,718
Wachovia Corp.                                         14,200           704,604
Wells Fargo & Co.                                       6,700           399,454
                                                                  -------------
                                                                      8,259,019
                                                                  -------------
Financial Services-1.8%
Countrywide Financial Corp.                             5,100           172,329
Federated Investors, Inc. Cl. B                         4,000           124,240
Franklin Resources, Inc.                                8,000           643,520
Legg Mason, Inc.                                        4,000           418,120
Lehman Brothers Holdings, Inc.                          3,800           401,508
MBIA, Inc.                                              1,300            75,361
MBNA Corp.                                             10,100           254,520
Merrill Lynch & Co., Inc.                              15,500           885,980
Morgan Stanley                                          9,400           478,178
The Goldman Sachs Group, Inc.                           8,400           933,912
Waddell & Reed Financial, Inc. Cl.A                     4,700            91,086
                                                                  -------------
                                                                      4,478,754
                                                                  -------------
Insurance-2.3%
AFLAC, Inc.                                             7,500           324,150
American International Group, Inc.                     24,150         1,429,680
Genworth Financial, Inc. Cl.A                           7,900           254,143
MetLife, Inc.                                           7,100           347,758
The Allstate Corp.                                      1,100            61,831
The Chubb Corp.                                         3,600           313,056
The Hartford Financial Services Group, Inc.             4,900           357,945
The Progressive Corp.                                   4,250           409,743
The St. Paul Travelers Cos., Inc.                       9,533           410,014
Torchmark Corp.                                         3,000           158,220
UnitedHealth Group, Inc.                               23,900         1,230,850
WellPoint, Inc.(c)                                      8,000           594,000
                                                                  -------------
                                                                      5,891,390
                                                                  -------------
                                                                     18,629,163
                                                                  -------------


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Technology-5.9%
Data Processing-3.9%
Agere Systems, Inc.(c)                                 10,000     $     113,200
Apple Computer, Inc.(c)                                34,900         1,637,857
Arrow Electronics, Inc.(c)                              6,500           193,830
Avnet, Inc.(c)                                          9,200           230,460
Dell, Inc.(c)                                          41,600         1,480,960
Electronic Arts, Inc.(c)                               21,200         1,214,336
Electronic Data Systems Corp.                          12,200           273,280
Google, Inc. Cl.A(c)                                    5,900         1,687,400
Hewlett-Packard Co.                                    26,700           741,192
Ingram Micro, Inc.(c)                                   5,000            87,550
Microsoft Corp.                                        37,300         1,022,020
Network Appliance, Inc.(c)                             16,000           379,840
Sanmina-SCI Corp.(c)                                   47,600           241,332
Solectron Corp.(c)                                     65,400           268,140
Tech Data Corp.(c)                                      5,900           215,999
                                                                  -------------
                                                                      9,787,396
                                                                  -------------
Electrical & Electronics-2.0%
ADC Telecommunications, Inc.(c)                         4,628            96,910
Broadcom Corp. Cl.A(c)                                 23,300         1,013,550
Corning, Inc.(c)                                       53,400         1,065,864
Juniper Networks, Inc.(c)                              47,300         1,075,602
QUALCOMM, Inc.                                         40,100         1,592,371
Tellabs, Inc.(c)                                       24,400           216,916
                                                                  -------------
                                                                      5,061,213
                                                                  -------------
                                                                     14,848,609
                                                                  -------------
Consumer Cyclical-4.4%
Broadcasting & Publishing-1.6%
Comcast Corp. Cl.A Special(c)                          13,400           404,412
The E.W. Scripps Co. Cl.A                              15,900           795,000
The Walt Disney Co.                                     2,600            65,494
Time Warner, Inc.                                      54,800           982,016
Viacom, Inc. Cl.B                                       4,100           139,359
Yahoo!, Inc.(c)                                        49,100         1,636,994
                                                                  -------------
                                                                      4,023,275
                                                                  -------------
Business & Public Services-0.1%
The Interpublic Group of Cos., Inc.(c)                 15,900           192,867
                                                                  -------------
Leisure & Tourism-0.4%
McDonald's Corp.                                       16,100           522,445
Starbucks Corp.(c)                                     12,400           608,096
                                                                  -------------
                                                                      1,130,541
                                                                  -------------
Merchandising-2.1%
eBay, Inc.(c)                                          39,700         1,607,453
Limited Brands, Inc.                                    9,200           202,216
Lowe's Cos., Inc.                                      17,400         1,118,994
Office Depot, Inc.(c)                                  14,700           441,000


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 39


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Target Corp.                                           25,800     $   1,386,750
Whole Foods Market, Inc.                                3,600           465,336
                                                                  -------------
                                                                      5,221,749
                                                                  -------------
Recreation & Other Consumer-0.1%
Mattel, Inc.                                           12,500           225,375
                                                                  -------------
Textiles & Apparel-0.1%
Jones Apparel Group, Inc.                               7,500           211,350
V. F. Corp.                                             3,300           195,723
                                                                  -------------
                                                                        407,073
                                                                  -------------
                                                                     11,200,880
                                                                  -------------
Medical-3.3%
Health & Personal Care-3.3%
Amgen, Inc.(c)                                         10,300           822,970
Avon Products, Inc.                                    12,900           423,378
Eli Lilly & Co.                                        13,300           731,766
Genentech, Inc.(c)                                     15,000         1,409,100
Gilead Sciences, Inc.(c)                                4,900           210,700
HCA, Inc.                                               7,000           345,100
Johnson & Johnson                                       3,000           190,170
Medco Health Solutions, Inc.(c)                         7,100           349,817
Merck & Co., Inc.                                      17,400           491,202
Pfizer, Inc.                                           41,500         1,057,005
St. Jude Medical, Inc.(c)                              27,700         1,271,430
Tenet Healthcare Corp.(c)                              11,000           133,980
Zimmer Holdings, Inc.(c)                               11,350           932,629
                                                                  -------------
                                                                      8,369,247
                                                                  -------------
Energy-2.4%
Energy Equipment & Services-0.6%
ENSCO International, Inc.                               5,500           224,730
Halliburton Co.                                        19,200         1,189,824
                                                                  -------------
                                                                      1,414,554
                                                                  -------------
Energy Sources-1.8%
ChevronTexaco Corp.                                    17,000         1,043,800
ConocoPhillips                                         12,600           830,844
Exxon Mobil Corp.                                      39,000         2,336,100
Occidental Petroleum Corp.                              5,100           423,453
                                                                  -------------
                                                                      4,634,197
                                                                  -------------
                                                                      6,048,751
                                                                  -------------
Capital Equipment-2.0%
Aerospace & Defense-0.5%
Goodrich Corp.                                          5,700           261,174
Northrop Grumman Corp.                                  2,400           134,616
The Boeing Co.                                         11,400           764,028
                                                                  -------------
                                                                      1,159,818
                                                                  -------------


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Automobiles-0.2%
BorgWarner, Inc.                                        2,300     $     134,458
Cooper Tire & Rubber Co.                                4,400            74,360
Johnson Controls, Inc.                                    800            47,984
Lear Corp.                                              5,200           196,040
                                                                  -------------
                                                                        452,842
                                                                  -------------
Industrial Components-0.1%
Eaton Corp.                                             4,000           255,680
                                                                  -------------
Multi-Industry-1.2%
Crane Co.                                               3,400           100,674
General Electric Co.                                   71,000         2,386,310
Hubbell, Inc. Cl.B                                      4,000           180,800
SPX Corp.                                               4,200           191,268
Textron, Inc.                                           3,200           228,160
                                                                  -------------
                                                                      3,087,212
                                                                  -------------
                                                                      4,955,552
                                                                  -------------
Consumer Staples-1.6%
Beverages & Tobacco-0.6%
Altria Group, Inc.                                     11,000           777,700
Kraft Foods, Inc. Cl.A                                  2,500            77,500
PepsiCo, Inc.                                           3,600           197,460
The Coca-Cola Co.                                       7,000           308,000
UST, Inc.                                               4,900           208,544
                                                                  -------------
                                                                      1,569,204
                                                                  -------------
Food & Household Products-1.0%
General Mills, Inc.                                     5,800           267,496
Safeway, Inc.                                          13,000           308,490
SUPERVALU, Inc.                                         8,200           285,360
The Kroger Co.(c)                                      14,500           286,230
The Procter & Gamble Co.                               26,500         1,470,220
                                                                  -------------
                                                                      2,617,796
                                                                  -------------
                                                                      4,187,000
                                                                  -------------
Telecommunications-0.7%
Telecommunications-0.7%
BellSouth Corp.                                         4,500           118,305
SBC Communications, Inc.                               13,200           317,856
Sprint Corp.                                           22,900           593,797
Verizon Communications, Inc.                           23,600           771,956
                                                                  -------------
                                                                      1,801,914
                                                                  -------------
Industrial Commodities-0.7%
Chemical-0.2%
E.I. du Pont de Nemours & Co.                           5,400           213,678
PPG Industries, Inc.                                    4,200           264,516
                                                                  -------------
                                                                        478,194
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 41


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Forest & Paper-0.3%
Georgia-Pacific Corp.                                   7,400     $     237,466
International Paper Co.                                 8,100           249,885
Kimberly-Clark Corp.                                    4,600           286,672
                                                                  -------------
                                                                        774,023
                                                                  -------------
Metal - Steel-0.1%
United States Steel Corp.                               6,300           264,096
                                                                  -------------
Miscellaneous Materials-0.1%
Owens-Illinois, Inc.(c)                                 8,400           216,720
                                                                  -------------
                                                                      1,733,033
                                                                  -------------
Utilities-0.4%
Electric & Gas-0.4%
American Electric Power Co., Inc.                       7,900           293,722
Constellation Energy Group, Inc.                        4,600           270,250
Entergy Corp.                                           4,000           299,640
Wisconsin Energy Corp.                                  6,000           235,020
                                                                  -------------
                                                                      1,098,632
                                                                  -------------
Transportation-0.4%
Transportation - Road & Rail-0.4%
Burlington Northern Santa Fe Corp.                      5,500           291,610
CSX Corp.                                               6,000           263,580
Norfolk Southern Corp.                                  8,700           309,807
Union Pacific Corp.                                     2,500           170,675
                                                                  -------------
                                                                      1,035,672
                                                                  -------------
Construction & Housing-0.3%
Building Materials-0.2%
Martin Marietta Materials, Inc.                         3,100           224,192
Masco Corp.                                             7,000           214,760
                                                                  -------------
                                                                        438,952
                                                                  -------------
Construction & Housing-0.1%
Pulte Homes, Inc.                                       5,000           431,000
                                                                  -------------
                                                                        869,952
                                                                  -------------
Total United States Investments
  (cost $65,363,657)                                                 74,778,405
                                                                  -------------
Foreign Investments-16.4%
Australia-0.3%
Aristocrat Leisure, Ltd.                               14,751           140,591
QBE Insurance Group, Ltd.                               6,998            90,944
Rinker Group, Ltd.                                     29,835           328,770
Westpac Banking Corp.                                   8,458           126,490
                                                                  -------------
                                                                        686,795
                                                                  -------------
Belgium-0.1%
Delhaize Group                                          4,700           271,616
                                                                  -------------


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Bermuda-0.8%
Marvell Technology Group, Ltd.(c)                      22,600     $   1,066,494
Nabors Industries, Ltd.(c)                             13,300           891,100
                                                                  -------------
                                                                      1,957,594
                                                                  -------------
Brazil-0.3%
Petroleo Brasileiro, SA (ADR)                          10,600           607,118
Votorantim Celulose e Papel, SA (ADR)                   7,000            81,200
                                                                  -------------
                                                                        688,318
                                                                  -------------
Canada-0.3%
Canadian Natural Resources, Ltd.                        9,200           453,160
Manulife Financial Corp.                                3,700           188,328
                                                                  -------------
                                                                        641,488
                                                                  -------------
China-0.1%
China Petroleum & Chemical Corp. Cl.H                 426,000           190,320
China Shenhua Energy Co., Ltd. Cl.H(c)                133,000           147,176
                                                                  -------------
                                                                        337,496
                                                                  -------------
France-2.1%
Arcelor                                                20,940           462,948
Assurances Generales de France                          6,400           559,401
BNP Paribas, SA                                         8,693           634,766
CapGemini(c)                                            5,285           174,459
Credit Agricole, SA                                     7,500           200,628
Essilor International, SA                               1,808           141,460
Groupe Danone                                           3,560           377,119
Renault, SA                                             6,400           568,936
Sanofi-Synthelabo, SA                                   8,827           755,904
Schneider Electric, SA                                  1,113            87,839
Societe Generale                                        2,500           271,068
Total, SA                                               2,747           724,586
Vinci, SA                                               3,112           276,847
                                                                  -------------
                                                                      5,235,961
                                                                  -------------
Germany-0.8%
Continental AG                                          6,200           492,823
E.ON AG                                                 1,900           181,830
HeidelbergCement AG(c)                                  1,861           136,928
MAN AG                                                  4,500           227,982
Muenchener Rueckversicherungs-Gesellschaft
  AG                                                    3,500           393,960
Porsche AG pfd.                                           169           132,248
SAP AG                                                  2,048           348,504
                                                                  -------------
                                                                      1,914,275
                                                                  -------------
Greece-0.0%
EFG Eurobank Ergasias                                   1,082            32,572
                                                                  -------------
Hong Kong-0.2%
Esprit Holdings, Ltd.                                  55,000           407,043
Li & Fung, Ltd.                                       104,000           211,364
                                                                  -------------
                                                                        618,407
                                                                  -------------


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                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Hungary-0.1%
MOL Magyar Olaj-es Gazipari Rt.                         2,300     $     253,710
                                                                  -------------
India-0.0%
Infosys Technologies, Ltd.                              1,784            96,566
                                                                  -------------
Ireland-0.4%
Allied Irish Banks PLC                                 11,769           255,300
Anglo Irish Bank Corp. PLC                             19,871           267,829
CRH PLC                                                14,326           390,828
Depfa Bank PLC                                          7,400           125,522
                                                                  -------------
                                                                      1,039,479
                                                                  -------------
Israel-0.4%
Bank Hapoalim, Ltd.                                    52,400           193,423
Teva Pharmaceutical Industries, Ltd. (ADR)             27,400           888,856
                                                                  -------------
                                                                      1,082,279
                                                                  -------------
Italy-0.3%
Eni SpA                                                26,263           778,694
Luxottica Group SpA                                     1,951            45,089
                                                                  -------------
                                                                        823,783
                                                                  -------------
Japan-2.3%
Aeon Credit Service Co., Ltd.                           1,000            65,938
Aiful, Corp.                                              700            54,009
Canon, Inc.                                             8,300           420,315
Denso Corp.                                             9,400           238,934
Honda Motor Co., Ltd.                                   7,900           425,316
Hoya Corp.                                              4,300           563,711
Japan Tobacco, Inc.                                        29           420,718
JFE Holdings, Inc.                                     14,000           408,668
Keyence Corp.                                           1,500           354,474
Mitsubishi Corp.                                       33,300           551,370
Nitto Denko Corp.                                       6,100           391,038
ORIX Corp.                                              1,400           232,103
Promise Co., Ltd.                                       2,450           167,147
Sumitomo Mitsui Financial Group, Inc.                      93           763,006
Toyota Motor Corp.                                      6,100           249,870
UFJ Holdings, Inc.(c)                                      37           232,727
Yamada Denki Co., Ltd.                                  2,400           154,473
                                                                  -------------
                                                                      5,693,817
                                                                  -------------
Mexico-0.2%
America Movil SA de CV (ADR)                           14,700           323,400
Grupo Televisa, SA (ADR)                                2,200           138,160
Wal-Mart de Mexico SA de CV Series V                   18,700            81,477
                                                                  -------------
                                                                        543,037
                                                                  -------------
Netherlands-0.5%
European Aeronautic Defence & Space Co.                 8,520           288,963
ING Groep NV                                           31,534           920,241
                                                                  -------------
                                                                      1,209,204
                                                                  -------------


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                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Norway-0.1%
Norsk Hydro ASA                                         2,599     $     279,470
                                                                  -------------
Panama-0.2%
Carnival Corp.                                         10,650           525,471
                                                                  -------------
Russia-0.0%
Mobile TeleSystems (ADR)                                1,400            51,800
                                                                  -------------
Singapore-0.3%
Flextronics International, Ltd.(c)                     27,300           356,538
Singapore Telecommunications, Ltd.                    212,580           327,059
                                                                  -------------
                                                                        683,597
                                                                  -------------
South Korea-0.6%
Hyundai Motor Co., Ltd.                                 3,300           227,526
Kookmin Bank                                            4,500           227,485
POSCO                                                   2,500           517,835
Samsung Electronics Co., Ltd. (GDR)(a)                    592           155,252
Samsung Electronics Co., Ltd.                             360           190,594
Shinhan Financial Group Co., Ltd.                       6,500           192,215
                                                                  -------------
                                                                      1,510,907
                                                                  -------------
Spain-0.6%
Banco Bilbao Vizcaya Argentaria, SA                    25,682           428,451
Endesa, SA                                             15,600           352,898
Gestevision Telecinco, SA                               5,752           133,781
Inditex, SA                                             6,332           172,890
Repsol YPF, SA                                         12,900           382,412
                                                                  -------------
                                                                      1,470,432
                                                                  -------------
Sweden-0.2%
Autoliv, Inc.                                           4,900           218,050
Svenska Cellulosa AB Cl.B                               7,000           249,379
Telefonaktiebolaget LM Ericsson Cl.B                   28,753           100,396
                                                                  -------------
                                                                        567,825
                                                                  -------------
Switzerland-1.6%
Alcon, Inc.                                            14,100         1,664,505
Compagnie Financiere Richemont AG Cl.A                 10,367           393,696
Credit Suisse Group                                     8,600           374,843
Nobel Biocare Holding AG                                1,296           283,315
Novartis AG                                             8,984           436,796
Roche Holdings AG                                       3,447           478,283
UBS AG                                                  5,430           445,379
                                                                  -------------
                                                                      4,076,817
                                                                  -------------
Taiwan-0.4%
Asustek Computer, Inc.                                 56,100           137,027
Compal Electronics, Inc. (GDR)(a)                      64,925           326,573
Hon Hai Precision Industry Co., Ltd. (GDR)(a)          28,273           245,129
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                                48,255           397,139
                                                                  -------------
                                                                      1,105,868
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 45


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Thailand-0.1%
PTT Public Co., Ltd.                                   42,600     $     252,138
                                                                  -------------
United Kingdom-3.1%
Aviva PLC                                              29,229           323,889
BAE Systems PLC                                        28,900           170,957
Barclays PLC                                            5,800            58,039
BHP Billiton PLC                                        9,446           141,070
BP PLC                                                 41,340           472,533
Capita Group PLC                                       29,012           191,045
Carnival PLC                                            5,998           311,151
Enterprise Inns PLC                                    12,430           185,475
Friends Provident PLC                                  52,810           165,886
George Wimpey PLC                                      16,200           120,121
GlaxoSmithKline PLC                                    12,500           302,997
GUS PLC                                                 7,377           121,356
HBOS PLC                                               22,470           353,376
Hilton Group PLC                                       16,336            92,923
HSBC Holdings PLC                                           1                16
O2 PLC                                                 25,384            70,291
Persimmon PLC                                           6,000            89,933
Reckitt Benckiser PLC                                  14,829           460,219
Royal Bank of Scotland Group PLC                       32,255           945,620
SABMiller PLC                                          23,902           422,549
Smith & Nephew PLC                                     23,903           230,407
Standard Chartered PLC                                 18,233           390,829
Tate & Lyle PLC                                        15,500           129,044
Taylor Woodrow PLC                                     21,700           125,546
Tesco PLC                                              98,361           579,753
Vodafone Group PLC                                    189,795           519,640
Whitbread PLC                                          10,628           191,598
Wolseley PLC                                            8,691           177,366
Xstrata PLC                                            17,850           419,768
                                                                  -------------
                                                                      7,763,397
                                                                  -------------
Total Foreign Investments
  (cost $32,695,951)                                                 41,414,119
                                                                  -------------
Total Common & Preferred Stocks
  (cost $98,059,608)                                                116,192,524
                                                                  -------------
SHORT-TERM INVESTMENTS-3.4%
Short Term Municipal Notes-2.7%(d)
Alaska-0.5%
Valdez Marine Terminal Revenue (BP Pipelines,
  Inc. Project), Series 03A
  2.33%, 6/01/37                                   $    1,150         1,150,000
                                                                  -------------


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46 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Kentucky-1.0%
Louisville & Jefferson County Kyrgel Airport
  Authority (UPS Worldwide Forwarding),
  Series 99A
  2.42%, 1/01/29                                   $    2,600     $   2,600,000
                                                                  -------------
Oklahoma-0.4%
Tulsa County Industrial Authority (First Mortgage
  Montercau), Series 02A
  2.33%, 7/01/32                                        1,090         1,090,000
                                                                  -------------
Texas-0.4%
Gulf Coast Waste Disposal Authority (BP Amoco
  Chemical Project), Series 03B
  2.44%, 9/01/38                                          900           900,000
                                                                  -------------
Washington-0.4%
Port Bellingham Industrial Development Corp.
  Environmental Facilities (BP West Coast Prods
  LLC)
  2.44%, 3/01/38                                        1,100         1,100,000
                                                                  -------------
Total Short-Term Municipal Notes
  (amortized cost $6,840,000)                                         6,840,000
                                                                  -------------
Time Deposit-0.7%
State Street Euro Dollar
  2.85%, 9/01/05                                        1,601         1,601,000
                                                                  -------------
Total Short-Term Investments
  (amortized cost $8,441,000)                                         8,441,000
                                                                  -------------
Total Investments-101.0%
  (cost $236,844,398)                                               255,444,343
Other assets less liabilities-(1.0%)                                 (2,497,638)
                                                                  -------------
Net Assets-100%                                                   $ 252,946,705
                                                                  =============


FINANCIAL FUTURES CONTRACTS (see Note D)

                                                                        Value at
                       Number of      Expiration        Original        August 31,      Unrealized
      Type             Contracts        Month            Value            2005         Appreciation
-----------------------------------------------------------------------------------------------------
Purchased Contracts
Euro Stoxx 50              6        September 2005     $  232,799      $  242,052        $ 9 ,253

Sold Contracts
Swap 10 Yr Future         10        September 2005      1,130,625       1,122,813           7,812
                                                                                         --------
                                                                                         $ 17,065
                                                                                         ========


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 47


                             Balanced Wealth Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                       Rate Type
                                              ------------------------------
                    Notional                      Payments        Payments        Unrealized
Swap                 Amount      Termination      made by        received by     Appreciation/
Counterparty         (000)          Date       the Strategy     the Strategy    (Depreciation)
------------------------------------------------------------------------------------------------
Citigroup            1,200        6/22/07          BMA*            2.962%          $  (365)
Goldman Sachs        3,200        2/03/06         76.48% of         BMA*            (2,839)
                                              1 month LIBOR+
JP Morgan            1,100        4/05/07          BMA*            2.988%              580
Merrill Lynch        3,200        2/03/06          BMA*          85.10% of          10,902
                                                               1 month LIBOR+


*  BMA (Bond Market Association)

+  LIBOR (London Interbank Offered Rate)


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate market value of these securities amounted to $1,343,473 or 0.5% of net assets.

(b) Position, or portion thereof, with a market value of $15,866 has been segregated to collateralize margin requirements for the open futures contracts.

(c)  Non-income producing security.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary of Terms:

ACA - American Capital Access Financial Guaranty Corporation

ADR - American Depositary Receipt

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax - (subject to)

BANS - Bond Anticipation Notes

CDD - Community Development District

COP - Certificate of Participation

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance Inc.

GDR - Global Depositary Receipt

GO - General Obligation

IDA - Industrial Development Authority

IDR - Industrial Development Revenue

MBIA - Municipal Bond Investors Assurance

PCR - Pollution Control Revenue

pfd. - Preferred Stock

SCSDE - The South Carolina State Department of Education

SWDR - Solid Waste Disposal Revenue

SWFR - Solid Waste Facility Revenue

WI - When issued security

XLCA - XL Capital Assurance Inc.

See notes to financial statements.


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-------------------------------------------------------------------------------

WEALTH PRESERVATION STRATEGY

PORTFOLIO OF INVESTMENTS
August 31, 2005

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL BONDS-70.2%
Alabama-2.6%
Alabama Public School & College Authority
  (Campus Improvement & Economic
  Development), Series 03 FGIC
  5.00%, 12/01/21                                  $      400     $     429,552
Jefferson County Limited Obligation School
  Warrant, Series 04A
  5.00%, 1/01/10                                        1,000         1,059,190
Jefferson County Sewer Revenue (Capital
  Improvement Warrants), Series 99A FGIC
  Prerefunded 2/01/09 @ 101
  5.00%, 2/01/33                                        1,100         1,179,464
  Series 02 Prerefunded 8/01/12 @ 100
  5.00%, 2/01/41                                        1,000         1,091,250
                                                                  -------------
                                                                      3,759,456
                                                                  -------------
Alaska-1.0%
Alaska Student Loan Corp. Capital Project
  Revenue, Series 05A FSA
  5.00%, 7/01/07                                        1,430         1,475,074
                                                                  -------------
Arizona-2.1%
Arizona State Transportation Board GANS,
  Series 01 MBIA
  5.00%, 1/01/08                                        1,000         1,043,080
Gilbert Water Resource Municipal Property Corp.
  (Wastewater System & Utility), Series 04
  3.00%, 4/01/07                                          475           468,018
Maricopa County Community College District,
  Series 98
  5.00%, 7/01/06                                        1,000         1,017,500
Phoenix Civic Improvement Corporation
  Wastewater System Revenue Junior Lien,
  Series 04 MBIA
  5.00%, 7/01/21                                          400           432,860
                                                                  -------------
                                                                      2,961,458
                                                                  -------------
Arkansas-0.9%
Arkansas State Development Finance Authority
  Facs Revenue, Series 01
  3.65%, 8/01/21                                          255           255,490
Hot Springs Sales & Use Tax, Series 01
  4.125%, 7/01/08                                         965           992,792
                                                                  -------------
                                                                      1,248,282
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 49


                         Wealth Preservation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
California-4.1%
California Department of Water Resources Power
  Supply Revenue, Series 02A MBIA-IBC
  5.50%, 5/01/10                                   $      325     $     357,653
California Economic Recovery, Series 04A
  5.00%, 7/01/09                                        1,000         1,069,390
  5.25%, 1/01/10                                          900           977,247
California GO, Series 00
  4.75%, 3/01/06                                          500           504,645
  Series 03
  4.00%, 2/01/08                                          455           464,614
  Series 04
  5.00%, 3/01/08                                          350           365,964
  Series 05
  5.00%, 3/01/08-6/01/08                                  975         1,026,249
California Statewide Communities Development
  Authority Revenue (Kaiser Permanente),
  Series 04F
  2.30%, 4/01/33                                          240           236,431
San Francisco Community College District,
  Series 04B MBIA
  5.00%, 6/15/22                                          855           922,040
                                                                  -------------
                                                                      5,924,233
                                                                  -------------
Colorado-0.3%
Jefferson County School District No. R001,
  Series 04 FSA
  5.00%, 12/15/24                                         440           473,792
                                                                  -------------
Connecticut-1.6%
Connecticut GO, Series 03G MBIA
  5.00%, 3/15/10                                        1,000         1,078,320
Connecticut State Development Authority PCR,
  Series 96 AMBAC AMT
  3.35%, 5/01/31                                        1,300         1,287,923
                                                                  -------------
                                                                      2,366,243
                                                                  -------------
Delaware-1.1%
Delaware GO, Series 01A
  4.50%, 8/01/06                                        1,565         1,587,536
                                                                  -------------
District of Columbia-0.9%
District of Columbia GO, Series 03A MBIA
  5.50%, 6/01/10                                        1,135         1,243,597
                                                                  -------------


_______________________________________________________________________________

50 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                         Wealth Preservation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Florida-3.5%
Broward County GO, Series 03
  5.00%, 1/01/09                                   $    1,200     $   1,273,680
Dade County School District, Series 94 MBIA
  5.00%, 8/01/12                                        1,000         1,099,610
Florida Board of Education (Public Education),
  Series 03B
  5.00%, 6/01/09                                        1,000         1,066,860
Jacksonville Economic Development Community
  Health Care Facilities Revenue, Series 03B
  4.00%, 9/01/23                                          870           878,439
JEA, Series 02-3A XLCA-ICR
  5.375%, 10/01/32                                        700           734,825
                                                                  -------------
                                                                      5,053,414
                                                                  -------------
Georgia-0.9%
Cobb County, Water & Sewer Revenue, Series 04
  5.00%, 7/01/06                                        1,270         1,292,746
                                                                  -------------
Illinois-2.6%
Chicago Illinois, Series 93B AMBAC
  5.00%, 1/01/10                                        1,385         1,481,299
Illinois GO, 1st Series 00 MBIA
  5.50%, 12/01/06                                       1,355         1,396,734
Winnebago & Boone Counties School District
  No. 205, TANS
  3.16%, 9/29/05                                          900           899,964
                                                                  -------------
                                                                      3,777,997
                                                                  -------------
Indiana-1.6%
Indiana Health Facility Financing Authority
  Revenue (Ascension Health Subordinated
  Credit), Series 05A
  5.00%, 5/01/07                                          900           926,721
Indiana Transportation Finance Authority,
  Series 03A FSA
  5.00%, 6/01/09                                           25            26,726
  Unrefunded balance
  5.00%, 6/01/09                                          975         1,037,702
Rockport PCR (Indiana Michigan Power Co.
  Project), Series 03C
  2.625%, 4/01/25                                         330           327,093
                                                                  -------------
                                                                      2,318,242
                                                                  -------------
Kansas-1.1%
Burlington PCR (Kansas Gas & Electric Co.
  Project), Series 04B MBIA
  2.65%, 6/01/31                                          765           762,881
Kansas State Department of Transportation
  Highway Revenue, Series 02A
  5.00%, 9/01/06                                          800           816,288
                                                                  -------------
                                                                      1,579,169
                                                                  -------------


_______________________________________________________________________________

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                         Wealth Preservation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Kentucky-0.7%
Kentucky Property & Buildings Community
  Revenue (Project No. 74), Series 02
  5.375%, 2/01/08                                  $      985     $   1,037,175
                                                                  -------------
Maine-0.2%
Maine State Housing Authority General Housing
  Revenue (Draw Down), Series 04A
  3.19%, 1/01/10                                          352           352,000
                                                                  -------------
Maryland-1.3%
Maryland GO, Series 05A
  5.00%, 8/01/08                                        1,500         1,585,335
Tax Exempt Municipal Infrastructure, Series 04A
  3.80%, 5/01/08(a)                                       300           300,741
                                                                  -------------
                                                                      1,886,076
                                                                  -------------
Massachusetts-4.2%
Massachusetts Bay Transportation Authority
  (General Transportation Systems), Series 96A
  5.625%, 3/01/26                                       1,090         1,116,095
Massachusetts Development Finance Agency
  (Resource Recovery Revenue), Series 01A
  5.50%, 1/01/11                                        1,000         1,091,180
Massachusetts GO
  Series 00B Prerefunded 6/01/10 @ 100
  5.75%, 6/01/12                                        1,100         1,223,321
  Series 02A MBIA
  5.50%, 2/01/10                                          500           547,075
  Series 03A
  5.375%, 8/01/08                                         800           849,672
  Series 05B
  5.00%, 8/01/12                                        1,050         1,147,828
                                                                  -------------
                                                                      5,975,171
                                                                  -------------
Michigan-1.2%
Detroit Water Supply Systems, Series 99A FGIC
  5.75%, 7/01/26                                        1,520         1,692,292
                                                                  -------------
Minnesota-1.0%
Minneapolis School District No. 001, Series 97
  5.00%, 2/01/14                                        1,000         1,008,470
Minnesota Public Facilities Authority Water PCR,
  Series 04D
  5.00%, 3/01/11                                          400           435,124
                                                                  -------------
                                                                      1,443,594
                                                                  -------------
Nevada-1.5%
Clark County PCR, Series 00C AMT
  3.25%, 6/01/31                                          170           166,211
Nevada GO, Series 05A
  5.00%, 2/01/12                                        1,800         1,962,234
                                                                  -------------
                                                                      2,128,445
                                                                  -------------


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-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New Hampshire-1.1%
New Hampshire Municipal Bond Bank,
  Series 04B FSA
  4.00%, 8/15/06                                   $    1,580     $   1,597,190
                                                                  -------------
New Jersey-4.7%
Monmouth County GO, Series 04A
  4.00%, 1/15/06                                        1,200         1,205,520
New Jersey Economic Development Authority
  (Cigarette Tax), Series 04
  5.00%, 6/15/07                                          315           323,486
  Series 04 FSA
  5.00%, 6/15/10                                          400           428,152
  Series 04 FGIC
  5.00%, 6/15/11                                          400           431,108
New Jersey GO, Series 05M AMBAC
  5.25%, 7/15/11                                        1,000         1,103,060
New Jersey State Transportation Trust Fund
  Authority, Series 01C FSA
  5.50%, 12/15/10                                         400           441,652
  Series 03C
  5.50%, 6/15/21                                        1,150         1,311,195
New Jersey TRANS, Series 05A
  4.00%, 6/23/06                                        1,470         1,482,951
                                                                  -------------
                                                                      6,727,124
                                                                  -------------
New Mexico-0.1%
Farmington PCR (San Juan Project), Series 03B
  2.10%, 4/01/33                                          170           168,659
                                                                  -------------
New York-2.5%
New York City GO, Series 04B
  5.00%, 8/01/11                                          175           187,705
  Series 04G
  5.00%, 8/01/12                                          685           742,259
New York State Dormitory Authority, Series 97A
  MBIA-IBC Prerefunded 2/15/07@102
  5.75%, 8/15/22                                          400           424,296
New York Thruway Authority Service Contract
  Revenue, Series 63A
  5.00%, 3/15/09                                          585           619,831
New York Tobacco Settlement Financing Corp.,
  Series 03A-1
  4.00%, 6/01/06                                          860           866,811
  Series 03C-1
  5.25%, 6/01/13                                          650           685,484
                                                                  -------------
                                                                      3,526,386
                                                                  -------------
North Carolina-0.2%
North Carolina Municipal Power Agency No. 1
  Catawba Electric Revenue, Series 93 ACA
  5.50%, 1/01/10                                          300           323,595
                                                                  -------------


_______________________________________________________________________________

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                         Wealth Preservation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Ohio-1.0%
Cincinnati City School District, TANS FSA
  5.00%, 9/01/06                                   $      750     $     765,637
Cleveland Municipal School District,
  Series 04 FSA
  5.25%, 12/01/19                                         585           651,667
                                                                  -------------
                                                                      1,417,304
                                                                  -------------
Oklahoma-1.8%
Oklahoma County Independent School District
  No. 89, Series 02 FGIC
  5.00%, 2/01/06                                        1,830         1,846,744
Sapulka Municipal Authority Utility Revenue,
  Series 96 FGIC
  5.75%, 4/01/23                                          650           673,953
                                                                  -------------
                                                                      2,520,697
                                                                  -------------
Pennsylvania-4.4%
Beaver County IDA PCR (Cleveland Electric
  Project), Series 98
  3.75%, 10/01/30                                         160           160,090
Chester Upland School District
  4.00%, 5/15/06                                          240           241,524
Delaware Valley Regional Finance Authority,
  Series 97A AMBAC
  5.44%, 7/01/27                                        1,225         1,257,291
Pennsylvania Economic Development Financing
  Authority (Amtrak Project), Series 01A
  6.00%, 11/01/07                                         315           327,061
Pennsylvania GO, Series 05
  5.00%, 7/01/06                                        1,660         1,688,768
  03 MBIA
  5.00%, 7/01/11                                          450           491,179
Philadelphia TRANS, Series 05A
  4.00%, 6/30/06                                        2,070         2,085,318
                                                                  -------------
                                                                      6,251,231
                                                                  -------------
South Carolina-3.2%
Richland County School District No. 001,
  Series 03 FSA SCSDE
  4.75%, 3/01/09                                          855           902,718
South Carolina Public Service Authority,
  Series 05B MBIA WI
  5.00%, 1/01/11                                        1,740         1,874,276
South Carolina School Facilities, Series 02A
  4.00%, 1/01/07                                          750           761,167
York County School District No. 003 (Rock Hill
  School District), Series 03 SCSDE
  5.00%, 3/01/10                                        1,050         1,130,671
                                                                  -------------
                                                                      4,668,832
                                                                  -------------


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54 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


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-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Tennessee-0.7%
Hamilton County GO, Series 04
  5.00%, 1/01/06                                   $      940     $     946,683
                                                                  -------------
Texas-10.7%
Brazos River Authority PCR (Texas Utiities
  Electric Co.),
  Series 95B AMT
  5.00%, 6/01/30                                          300           303,327
Carrollton Farmers Branch Independent School
  District
  5.00%, 2/15/09                                        1,325         1,403,890
Garland Texas Independent School District,
  Series 04A PSF-GTD
  5.00%, 2/15/20                                          700           753,354
Gulf Coast Waste Disposal Authority,
  Series 03D
  3.20%, 4/01/12                                          290           289,603
Houston Independent School District, Series 03
  PSF-GTD
  5.00%, 2/15/11                                        1,200         1,297,728
Houston Water & Sewer System Revenue,
  Series 95A MBIA
  6.20%, 12/01/25                                       1,100         1,109,185
North Texas Thruway Authority (Dallas North
  Thruway Systems), Series 03C
  5.00%, 1/01/07                                          740           759,751
Northside Independent School District, Series 05
  PSF-GTD
  5.00%, 2/15/24                                          880           942,181
San Antonio Electric & Gas, Series 01 MBIA
  5.00%, 2/01/07                                        2,300         2,363,296
  Series 95 MBIA
  5.375%, 2/01/18                                       1,100         1,122,594
Spring Branch Independent School District,
  Series 01A PSF-GTD
  5.00%, 2/01/07                                        1,655         1,699,635
Texas Public Finance Authority Revenue
  (Unemployment Compensation Assessment),
  Series 03A FSA
  5.00%, 6/15/08                                        1,160         1,219,067
Texas TRANS, Series 05
  4.50%, 8/31/06                                        2,100         2,131,437
                                                                  -------------
                                                                     15,395,048
                                                                  -------------
Virginia-1.3%
Virginia Public Building Authority, Series 05B
  5.00%, 8/01/08                                        1,715         1,809,634
                                                                  -------------


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                         Wealth Preservation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
  Company                                                (000)     U.S. $ Value
-------------------------------------------------------------------------------
Washington-2.9%
Central Puget Sound Regional Transportation
  Authority Sales & Use Tax Revenue,
  Series 05A AMBAC
  5.00%, 11/01/25                                  $      825     $     887,742
Seattle Municipal Light & Power Revenue,
  Series 01
  5.50%, 3/01/08(b)                                     1,000         1,057,730
Washington GO, Series 01R-A
  5.25%, 9/01/05                                        1,260         1,260,000
Washington Public Power Supply System
  (Nuclear Project No. 2), Series 98A
  5.75%, 7/01/09                                          860           936,600
                                                                  -------------
                                                                      4,142,072
                                                                  -------------
Wisconsin-1.2%
Menomonee Falls Water Systems Mortgage
  Revenue, Series 96 FSA
  5.875%, 12/01/16                                      1,635         1,696,198
                                                                  -------------
Total Municipal Bonds
  (cost $100,891,168)                                               100,766,645
                                                                  -------------

COMMON & PREFERRED STOCKS-29.5%
United States Investments-19.4%
Finance-5.0%
Banking-2.2%
Bank of America Corp.                                  11,352           488,477
Citigroup, Inc.                                        17,000           744,090
Fannie Mae                                              3,600           183,744
Freddie Mac                                             2,800           169,064
Huntington Bancshares, Inc.                             3,600            86,364
J.P. Morgan Chase & Co.                                10,600           359,234
KeyCorp                                                 1,000            33,120
Mellon Financial Corp.                                  3,500           113,575
National City Corp.                                     3,500           128,205
Northern Trust Corp.                                    3,000           149,520
PNC Financial Services Group, Inc.                        700            39,361
SunTrust Banks, Inc.                                    1,900           133,532
U.S. Bancorp                                            4,500           131,490
Wachovia Corp.                                          5,300           262,986
Wells Fargo & Co.                                       2,500           149,050
                                                                  -------------
                                                                      3,171,812
                                                                  -------------
Financial Services-1.3%
Countrywide Financial Corp.                             2,700            91,233
Federated Investors, Inc. Cl.B                          2,200            68,332
Franklin Resources, Inc.                                2,800           225,232
Legg Mason, Inc.                                        1,400           146,342
Lehman Brothers Holdings, Inc.                          1,400           147,924
MBIA, Inc.                                                900            52,173


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56 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


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-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
MBNA Corp.                                              5,420     $     136,584
Merrill Lynch & Co., Inc.                               5,800           331,528
Morgan Stanley                                          3,500           178,045
The Goldman Sachs Group, Inc.                           3,150           350,217
Waddell & Reed Financial, Inc. Cl.A                     1,700            32,946
                                                                  -------------
                                                                      1,760,556
                                                                  -------------
Insurance-1.5%
AFLAC, Inc.                                             2,700           116,694
American International Group, Inc.                      9,100           538,720
Genworth Financial Inc., Cl.A                           3,000            96,510
MetLife, Inc.                                           2,600           127,348
The Allstate Corp.                                        400            22,484
The Chubb Corp.                                         1,300           113,048
The Hartford Financial Services Group, Inc.             1,700           124,185
The Progressive Corp.                                   1,550           149,436
The St. Paul Travelers Cos., Inc.                       3,536           152,083
Torchmark Corp.                                         1,700            89,658
UnitedHealth Group, Inc.                                8,600           442,900
WellPoint, Inc.(c)                                      2,900           215,325
                                                                  -------------
                                                                      2,188,391
                                                                  -------------
                                                                      7,120,759
                                                                  -------------
Technology-3.8%
Data Processing-2.4%
Agere Systems, Inc.(c)                                  3,700            41,884
Apple Computer, Inc.(c)                                12,500           586,625
Arrow Electronics, Inc.(c)                              1,400            41,748
Avnet, Inc.(c)                                          2,500            62,625
Dell, Inc.(c)                                          15,500           551,800
Electronic Arts, Inc.(c)                                8,050           461,104
Electronic Data Systems Corp.                           4,800           107,520
EMC Corp.(c)                                            1,100            14,146
Google, Inc. Cl.A(c)                                    2,300           657,800
Hewlett-Packard Co.                                    10,100           280,376
Microsoft Corp.                                        12,300           337,020
Network Appliance, Inc.(c)                              5,700           135,318
Sanmina-SCI Corp.(c)                                   13,900            70,473
Solectron Corp.(c)                                     21,725            89,072
Tech Data Corp.(c)                                      1,400            51,254
                                                                  -------------
                                                                      3,488,765
                                                                  -------------
Electrical & Electronics-1.3%
ADC Telecommunications, Inc.(c)                         2,985            62,506
Broadcom Corp. Cl.A(c)                                  8,400           365,400
Corning, Inc.(c)                                       20,600           411,176
Juniper Networks, Inc.(c)                              16,900           384,306
QUALCOMM, Inc.                                         14,400           571,824
Tellabs, Inc.(c)                                        8,700            77,343
                                                                  -------------
                                                                      1,872,555
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 57


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-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electronic Components & Instruments-0.1%
Intel Corp.                                             2,800     $      72,016
                                                                  -------------
                                                                      5,433,336
                                                                  -------------
Consumer Cyclical-2.8%
Broadcasting & Publishing-1.0%
Comcast Corp. Cl.A Special(c)                           5,100           153,918
The E.W. Scripps Co. Cl.A                               5,700           285,000
The Walt Disney Co.                                     1,000            25,190
Time Warner, Inc.                                      19,800           354,816
Viacom, Inc. Cl.B                                       1,800            61,182
Yahoo!, Inc.(c)                                        17,500           583,450
                                                                  -------------
                                                                      1,463,556
                                                                  -------------
Business & Public Services-0.0%
The Interpublic Group of Cos., Inc.(c)                  5,900            71,567
                                                                  -------------
Leisure & Tourism-0.3%
McDonald's Corp.                                        5,500           178,475
Starbucks Corp.(c)                                      4,400           215,776
                                                                  -------------
                                                                        394,251
                                                                  -------------
Merchandising-1.3%
eBay, Inc.(c)                                          14,600           591,154
Limited Brands, Inc.                                    3,500            76,930
Lowe's Cos., Inc.                                       6,300           405,153
Office Depot, Inc.(c)                                   3,900           117,000
Target Corp.                                            9,500           510,625
The Gap, Inc.                                           1,500            28,515
Whole Foods Market, Inc.                                1,300           168,038
                                                                  -------------
                                                                      1,897,415
                                                                  -------------
Recreation & Other Consumer-0.1%
Eastman Kodak Co.                                       1,700            41,429
Mattel, Inc.                                            4,100            73,923
                                                                  -------------
                                                                        115,352
                                                                  -------------
Textiles & Apparel-0.1%
Jones Apparel Group, Inc.                               2,600            73,268
                                                                  -------------
                                                                      4,015,409
                                                                  -------------
Medical-2.1%
Health & Personal Care-2.1%
Amgen, Inc.(c)                                          4,100           327,590
Avon Products, Inc.                                     4,600           150,972
Eli Lilly & Co.                                         4,300           236,586
Genentech, Inc.(c)                                      5,400           507,276
Gilead Sciences, Inc.(c)                                3,600           154,800
HCA, Inc.                                               1,900            93,670
Medco Health Solutions, Inc.(c)                         3,000           147,810
Merck & Co., Inc.                                       6,500           183,495
Pfizer, Inc.                                           15,600           397,332
St. Jude Medical, Inc.(c)                              10,050           461,295


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58 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


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-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Tenet Healthcare Corp.(c)                               4,100     $      49,938
Zimmer Holdings, Inc.(c)                                4,100           336,897
                                                                  -------------
                                                                      3,047,661
                                                                  -------------
Energy-1.6%
Energy Equipment & Services-0.4%
ENSCO International, Inc.                               2,200            89,892
Halliburton Co.                                         6,800           421,396
Rowan Cos., Inc.                                        2,300            85,560
                                                                  -------------
                                                                        596,848
                                                                  -------------
Energy Sources-1.2%
ChevronTexaco Corp.                                     6,400           392,960
ConocoPhillips                                          4,700           309,918
Exxon Mobil Corp.                                      14,300           856,570
Occidental Petroleum Corp.                              1,900           157,757
                                                                  -------------
                                                                      1,717,205
                                                                  -------------
                                                                      2,314,053
                                                                  -------------
Capital Equipment-1.3%
Aerospace & Defense-0.3%
Goodrich Corp.                                          1,800            82,476
Northrop Grumman Corp.                                  1,300            72,917
The Boeing Co.                                          4,200           281,484
                                                                  -------------
                                                                        436,877
                                                                  -------------
Automobiles-0.1%
BorgWarner, Inc.                                        1,500            87,690
Cooper Tire & Rubber Co.                                1,300            21,970
Johnson Controls, Inc.                                    500            29,990
Lear Corp.                                              1,200            45,240
                                                                  -------------
                                                                        184,890
                                                                  -------------
Industrial Components-0.1%
Eaton Corp.                                             1,500            95,880
                                                                  -------------
Multi-Industry-0.8%
Crane Co.                                               1,200            35,532
General Electric Co.                                   25,800           867,138
Hubbell, Inc. Cl.B                                      1,500            67,800
SPX Corp.                                               1,600            72,864
Textron, Inc.                                           1,200            85,560
                                                                  -------------
                                                                      1,128,894
                                                                  -------------
                                                                      1,846,541
                                                                  -------------
Consumer Staples-1.2%
Beverages & Tobacco-0.4%
Altria Group, Inc.                                      4,150           293,405
Kraft Foods, Inc. Cl.A                                    900            27,900
PepsiCo, Inc.                                           1,400            76,790
The Coca-Cola Co.                                       3,700           162,800
UST, Inc.                                               1,800            76,608
                                                                  -------------
                                                                        637,503
                                                                  -------------


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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 59


                         Wealth Preservation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Food & Household Products-0.8%
General Mills, Inc.                                     2,100     $      96,852
H.J. Heinz Co.                                            500            17,960
Kellogg Co.                                               700            31,731
Safeway, Inc.                                           4,900           116,277
SUPERVALU, Inc.                                         2,500            87,000
The Clorox Co.                                          1,000            57,570
The Kroger Co.(c)                                       5,500           108,570
The Procter & Gamble Co.                               10,300           571,444
                                                                  -------------
                                                                      1,087,404
                                                                  -------------
                                                                      1,724,907
                                                                  -------------
Industrial Commodities-0.5%
Chemical-0.1%
E.I. du Pont de Nemours & Co.                           2,000            79,140
PPG Industries, Inc.                                    1,600           100,768
                                                                  -------------
                                                                        179,908
                                                                  -------------
Forest & Paper-0.2%
Georgia-Pacific Corp.                                   2,900            93,061
International Paper Co.                                 3,500           107,975
Kimberly-Clark Corp.                                    1,800           112,176
Smurfit-Stone Container Corp.(c)                        3,400            37,536
                                                                  -------------
                                                                        350,748
                                                                  -------------
Metal - Steel-0.1%
United States Steel Corp.                               2,400           100,608
                                                                  -------------
Miscellaneous Materials-0.1%
Owens-Illinois, Inc.(c)                                 3,100            79,980
                                                                  -------------
                                                                        711,244
                                                                  -------------
Telecommunications-0.5%
Telecommunications-0.5%
BellSouth Corp.                                         1,700            44,693
SBC Communications, Inc.                                4,900           117,992
Sprint Corp.                                            8,400           217,812
Verizon Communications, Inc.                            8,900           291,119
                                                                  -------------
                                                                        671,616
                                                                  -------------
Transportation-0.3%
Transportation - Road & Rail-0.3%
Burlington Northern Santa Fe Corp.                      2,500           132,550
CSX Corp.                                               2,300           101,039
Norfolk Southern Corp.                                  3,300           117,513
Union Pacific Corp.                                     1,400            95,578
                                                                  -------------
                                                                        446,680
                                                                  -------------
Utilities-0.2%
Electric & Gas-0.2%
American Electric Power Co., Inc.                       3,000           111,540
Entergy Corp.                                           1,500           112,365
Wisconsin Energy Corp.                                  2,200            86,174
                                                                  -------------
                                                                        310,079
                                                                  -------------


_______________________________________________________________________________

60 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


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-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Construction & Housing-0.1%
Construction & Housing-0.1%
Pulte Homes, Inc.                                       1,950     $     168,090
                                                                  -------------
Total United States Investments
  (cost $23,772,075)                                                 27,810,375
                                                                  -------------
Foreign Investments-10.1%
Australia-0.1%
Aristocrat Leisure, Ltd.                                3,341            31,843
Rinker Group, Ltd.                                     11,268           124,169
                                                                  -------------
                                                                        156,012
                                                                  -------------
Belgium-0.1%
Delhaize Group                                          2,200           127,139
                                                                  -------------
Bermuda-0.5%
Marvell Technology Group, Ltd.(c)                       8,100           382,239
Nabors Industries, Ltd.(c)                              4,450           298,150
                                                                  -------------
                                                                        680,389
                                                                  -------------
Brazil-0.2%
Petroleo Brasileiro, SA (ADR)                           3,750           215,296
Votorantim Celulose e Papel, SA (ADR)                   3,250            37,700
                                                                  -------------
                                                                        252,996
                                                                  -------------
Canada-0.1%
Canadian Natural Resources, Ltd.                        2,100           103,439
Manulife Financial Corp.                                1,300            66,169
                                                                  -------------
                                                                        169,608
                                                                  -------------
China-0.1%
China Petroleum & Chemical Corp. Cl.H                 146,000            65,227
China Shenhua Energy Co., Ltd. Cl.H(c)                 49,000            54,223
                                                                  -------------
                                                                        119,450
                                                                  -------------
France-1.3%
Arcelor                                                 8,840           195,437
Assurances Generales de France                          2,000           174,813
BNP Paribas, SA                                         2,162           157,870
CapGemini(c)                                            1,907            62,951
Credit Agricole, SA                                     1,800            48,151
Essilor International, SA                                 717            56,099
Groupe Danone                                           1,307           138,453
Renault, SA                                             2,200           195,572
Sanofi-Synthelabo, SA                                   3,432           293,901
Schneider Electric, SA                                    412            32,515
Societe Generale                                        1,100           119,270
Total, SA                                                 969           255,596
Vinci, SA                                                 976            86,826
                                                                  -------------
                                                                      1,817,454
                                                                  -------------
Germany-0.5%
Continental AG                                          2,500           198,719
E. ON AG                                                  200            19,140
HeidelbergCement AG(c)                                    707            52,020


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 61


                         Wealth Preservation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
MAN AG                                                  1,700     $      86,126
Muenchener Rueckversicherungs-Gesellschaft
  AG                                                    1,100           123,816
Porsche AG pfd.                                            64            50,082
SAP AG                                                    785           133,582
                                                                  -------------
                                                                        663,485
                                                                  -------------
Greece-0.0%
EFG Eurobank Ergasias                                     391            11,770
                                                                  -------------
Hong Kong-0.1%
Esprit Holdings, Ltd.                                  20,000           148,016
Li & Fung, Ltd.                                        30,000            60,970
                                                                  -------------
                                                                        208,986
                                                                  -------------
Hungary-0.1%
MOL Magyar Olaj-es Gazipari Rt. GDR(a)                    820            89,052
                                                                  -------------
India-0.0%
Infosys Technologies, Ltd.                                651            35,238
                                                                  -------------
Ireland-0.3%
Allied Irish Banks PLC                                  4,644           100,740
Anglo Irish Bank Corp. PLC                              7,186            96,856
CRH PLC                                                 5,450           148,681
Depfa Bank PLC                                          4,900            83,116
                                                                  -------------
                                                                        429,393
                                                                  -------------
Israel-0.3%
Bank Hapoalim, Ltd.                                    22,100            81,577
Teva Pharmaceutical Industries, Ltd. (ADR)              9,700           314,668
                                                                  -------------
                                                                        396,245
                                                                  -------------
Italy-0.2%
Eni SpA                                                11,462           339,847
                                                                  -------------
Japan-1.4%
Aeon Credit Service Co., Ltd.                             400            26,375
Canon, Inc.                                             6,200           313,970
Denso Corp.                                             3,800            96,590
Honda Motor Co., Ltd.                                   3,300           177,664
Hoya Corp.                                              1,600           209,753
Japan Tobacco, Inc.                                        11           159,583
JFE Holdings, Inc.                                      5,300           154,710
Keyence Corp.                                             600           141,790
Mitsubishi Corp.                                        9,900           163,921
Nitto Denko Corp.                                       2,200           141,030
ORIX Corp.                                                100            16,579
Promise Co., Ltd.                                         900            61,401
Sumitomo Mitsui Financial Group, Inc.                      24           196,905
Toyota Motor Corp.                                      2,200            90,117
UFJ Holdings, Inc.(c)                                      13            81,769
Yamada Denki Co., Ltd.                                    600            38,618
                                                                  -------------
                                                                      2,070,775
                                                                  -------------


_______________________________________________________________________________

62 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                         Wealth Preservation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Mexico-0.1%
America Movil SA de CV (ADR)                            5,400     $     118,800
Grupo Televisa, SA (ADR)                                  800            50,240
Wal-Mart de Mexico SA de CV Series V                    7,000            30,499
                                                                  -------------
                                                                        199,539
                                                                  -------------
Netherlands-0.3%
European Aeronautic Defence & Space Co.                 3,030           102,765
ING Groep NV                                           11,424           333,381
                                                                  -------------
                                                                        436,146
                                                                  -------------
Norway-0.1%
Norsk Hydro ASA                                           934           100,433
                                                                  -------------
Panama-0.1%
Carnival Corp.                                          3,800           187,492
                                                                  -------------
Russia-0.0%
Mobile TeleSystems (ADR)                                  500            18,500
                                                                  -------------
Singapore-0.2%
Flextronics International, Ltd.(c)                      8,600           112,316
Singapore Telecommunications, Ltd.                     96,720           148,806
                                                                  -------------
                                                                        261,122
                                                                  -------------
South Korea-0.4%
Hyundai Motor Co., Ltd.                                 1,600           110,316
Kookmin Bank                                            1,400            70,773
POSCO                                                     900           186,421
Samsung Electronics Co., Ltd. (GDR)(a)                    303            79,462
Samsung Electronics Co., Ltd.                             130            68,825
Shinhan Financial Group Co., Ltd.                       3,300            97,586
                                                                  -------------
                                                                        613,383
                                                                  -------------
Spain-0.3%
Banco Bilbao Vizcaya Argentaria, SA                     9,281           154,835
Endesa, SA                                              5,700           128,943
Gestevision Telecinco, SA                               1,916            44,563
Repsol YPF, SA                                          5,600           166,008
                                                                  -------------
                                                                        494,349
                                                                  -------------
Sweden-0.2%
Autoliv, Inc.                                           1,900            84,550
Svenska Cellulosa AB Cl.B                               2,500            89,064
Telefonaktiebolaget LM Ericsson Cl.B                   27,354            95,511
                                                                  -------------
                                                                        269,125
                                                                  -------------
Switzerland-1.0%
Alcon, Inc.                                             5,250           619,763
Compagnie Financiere Richemont AG Cl.A                  3,832           145,524
Credit Suisse Group                                     3,300           143,835
Nobel Biocare Holding AG                                  480           104,932
Novartis AG                                             3,359           163,312


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 63


                         Wealth Preservation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Roche Holdings AG                                         854     $     118,495
UBS AG                                                  1,992           163,387
                                                                  -------------
                                                                      1,459,248
                                                                  -------------
Taiwan-0.3%
Asustek Computer, Inc.                                 22,000            53,736
Compal Electronics, Inc. (GDR)(a)                      17,300            87,021
Hon Hai Precision Industry Co., Ltd. (GDR)(a)          11,063            95,915
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                                18,005           148,181
                                                                  -------------
                                                                        384,853
                                                                  -------------
Thailand-0.0%
PTT Public Co., Ltd.                                   12,000            71,025
                                                                  -------------
United Kingdom-1.8%
Aviva PLC                                              12,628           139,932
BHP Billiton PLC                                        3,432            51,255
BP PLC                                                 14,200           162,312
Capita Group PLC                                       11,227            73,930
Carnival PLC                                            2,283           118,432
Enterprise Inns PLC                                     4,527            67,550
Friends Provident PLC                                  19,948            62,660
George Wimpey PLC                                       5,800            43,006
GlaxoSmithKline PLC                                     3,900            94,535
GUS PLC                                                 2,879            47,361
HBOS PLC                                                7,600           119,522
O2 PLC                                                  9,327            25,828
Persimmon PLC                                           3,800            56,958
Reckitt Benckiser PLC                                   5,927           183,945
Royal Bank of Scotland Group PLC                       10,280           301,379
SABMiller PLC                                           8,608           152,176
Smith & Nephew PLC                                      8,940            86,175
Standard Chartered PLC                                  3,318            71,122
Tesco PLC                                              39,187           230,973
Vodafone Group PLC                                     48,400           132,514
Whitbread PLC                                           5,314            95,799
Wolseley PLC                                            1,581            32,265
Xstrata PLC                                             6,900           162,263
                                                                  -------------
                                                                      2,511,892
                                                                  -------------
Total Foreign Investments
  (cost $11,005,351)                                                 14,574,946
                                                                  -------------
Total Common & Preferred Stocks
  (cost $34,777,426)                                                 42,385,321
                                                                  -------------
SHORT-TERM INVESTMENT-1.5%
Time Deposit-1.5%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $2,097,000)                                $    2,097         2,097,000


_______________________________________________________________________________

64 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                         Wealth Preservation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-101.2%
  (cost $137,765,594)                                             $ 145,248,966
Other assets less liabilities-(1.2%)                                 (1,704,390)
                                                                  -------------
Net Assets-100%                                                   $ 143,544,576
                                                                  =============


FINANCIAL FUTURES CONTRACTS (see Note D)

                                                                      Value at
                      Number of      Expiration        Original      August 31,    Unrealized
Type                  Contracts        Month            Value          2005       Appreciation
------------------------------------------------------------------------------------------------
Purchased Contracts
EURO Stoxx 50            1        September 2005     $  39,935      $ 40,342        $   407

Sold Contracts
Swap 10 Yr Future        8        September 2005       904,500       898,250          6,250
                                                                                    -------
                                                                                    $ 6,657
                                                                                    =======


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                            Rate Type
                                                -------------------------------
                    Notional                      Payments          Payments        Unrealized
Swap                 Amount      Termination       made by       received by       Appreciation/
Counterparty         (000)          Date        the Strategy      the Strategy    (Depreciation)
--------------------------------------------------------------------------------------------------
Citigroup            1,000        6/22/07           BMA*            2.962%            $  (304)
Goldman Sachs        3,400        2/03/06         76.48% of          BMA*              (3,017)
                                                1 month LIBOR+
JP Morgan            1,000        4/05/07           BMA*            2.988%                527
Merrill Lynch        3,400        2/03/06           BMA*           85.10% of           11,583
                                                                 1 month LIBOR+


*  BMA (Bond Market Association)

+  LIBOR (London Interbank Offered Rate)


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 65


                         Wealth Preservation Strategy--Portfolio of Investments
-------------------------------------------------------------------------------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate market value of these securities amounted to $652,191 or 0.5% of net assets.

(b) Position, or portion thereof, with a market value of $10,577 has been segregated to collateralize margin requirements for the open futures contracts.

(c)  Non-income producing security.

Glossary of Terms:

ACA - American Capital Access Financial Guaranty Corporation

ADR - American Depositary Receipt

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax - (subject to)

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance Inc.

GANS - Grant Anticipation Notes

GDR - Global Depositary Receipt

GO - General Obligation

IBC - International Bancshares Corporation

ICR - Insured Credit Rating

IDA - Industrial Development Authority

MBIA - Municipal Bond Investors Assurance

PCR - Pollution Control Revenue

pfd. - Preferred Stock

PSF-GTD - (Texas) Permanent Schools Funds

SCSDE - The South Carolina State Department of Education

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

WI - When-issued

XLCA - XL Capital Assurance Inc.

See notes to financial statements.


_______________________________________________________________________________

66 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
August 31, 2005

                                      Wealth         Balanced         Wealth
                                   Appreciation       Wealth       Preservation
                                     Strategy        Strategy        Strategy
                                   ============    ============    ============
ASSETS
Investments in securities, at
  Value (cost $92,460,132,
  $236,844,398 and $137,765,594,
  respectively)                    $106,224,569    $255,444,343    $145,248,966
Cash                                        337             637              -0-
Foreign cash, at value
  (cost $432,336, $269,076 and
  $96,852, respectively)(a)             433,217         270,184          97,129
Receivable for investments sold         887,922              -0-      1,617,187
Receivable for shares of
  beneficial interest sold              592,764       1,217,485         709,482
Dividends and interest receivable       180,599       1,490,773       1,064,398
Receivable for variation margin
  on futures contracts                    1,454              -0-             -0-
Unrealized appreciation of swap
  contracts                                  -0-         11,482          12,110
                                   ------------    ------------    ------------
Total assets                        108,320,862     258,434,904     148,749,272
                                   ------------    ------------    ------------
LIABILITIES
Due to custodian                             -0-             -0-         29,291
Payable for investments
  purchased                           1,489,346       4,886,017       4,792,349
Payable for shares of beneficial
  interest redeemed                     232,741         216,707         135,976
Distribution fee payable                 53,521         122,313          76,091
Advisory fee payable                     15,973          70,483          33,195
Foreign capital gains taxes               7,659          17,081           4,257
Transfer Agent fee payable                7,007          34,686          17,467
Payable for variation margin on
  futures contracts                          -0-          3,706           4,093
Unrealized depreciation of swap
  contracts                                  -0-          3,204           3,321
Accrued expenses and other
  liabilities                            66,088         134,002         108,656
                                   ------------    ------------    ------------
Total liabilities                     1,872,335       5,488,199       5,204,696
                                   ------------    ------------    ------------
Net Assets                         $106,448,527    $252,946,705    $143,544,576
                                   ============    ============    ============
COMPOSITION OF NET ASSETS
Shares of beneficial interest,
  at par                           $         84    $        220    $        127
Additional paid-in capital           92,518,952     261,411,756     137,956,682
Undistributed net investment
  income                                  2,766         355,712         196,698
Accumulated net realized gain
  (loss) on investment and
  foreign currency transactions         162,325     (27,422,791)     (2,097,434)
Net unrealized appreciation of
  investments and foreign
  currency denominated assets
  and liabilities                    13,764,400      18,601,808       7,488,503
                                   ------------    ------------    ------------
                                   $106,448,527    $252,946,705    $143,544,576
                                   ============    ============    ============


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 67


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

                                      Wealth         Balanced         Wealth
                                   Appreciation       Wealth       Preservation
                                     Strategy        Strategy        Strategy
                                   ============    ============    ============
CALCULATION OF MAXIMUM
OFFERING PRICE
Class A Shares
Net asset value and redemption
  price per share ($55,690,482 /
  4,398,163, $144,983,302 /
  12,620,693 and $70,144,442 /
  6,282,534 shares of beneficial
  interest issued and
  outstanding, respectively)             $12.66          $11.49          $11.16
Sales charge--4.25% of public
  offering price                            .56             .51             .50
                                         ------          ------          ------
Maximum offering price                   $13.22          $12.00          $11.66
                                         ======          ======          ======
Class B Shares
Net asset value and offering
  price per share ($21,413,024 /
  1,711,605, $57,826,242 /
  5,030,453 and $42,831,078 /
  3,758,304 shares of beneficial
  interest issued and
  outstanding, respectively)             $12.51          $11.50          $11.40
                                         ======          ======          ======
Class C Shares
Net asset value and offering
  price per share ($25,751,098 /
  2,057,584, $45,363,443 /
  3,938,840 and $26,075,093 /
  2,285,338 shares of beneficial
  interest issued and
  outstanding, respectively)             $12.52          $11.52          $11.41
                                         ======          ======          ======
Advisor Class Shares
Net asset value, redemption and
  offering price per share
  ($3,593,923 / 282,491,
  $4,773,718 / 415,166 and
  $4,493,963 / 401,744 shares
  of beneficial interest issued
  and outstanding, respectively)         $12.72          $11.50          $11.19
                                         ======          ======          ======


(a) The amounts of U.S. $11,844, $17,765 and $5,922, respectively, have been segregated as collateral for the financial futures contracts outstanding at August 31, 2005.

See notes to financial statements.


_______________________________________________________________________________

68 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended August 31, 2005

                                      Wealth         Balanced         Wealth
                                   Appreciation       Wealth       Preservation
                                     Strategy        Strategy        Strategy
                                   ============    ============    ============
INVESTMENT INCOME
Dividends (net of foreign taxes
  withheld of $84,802, $105,214
  and $40,555, respectively )      $  1,487,906    $  1,906,233    $    740,602
Interest                                 42,672       3,524,429       2,550,935
                                   ------------    ------------    ------------
Total income                          1,530,578       5,430,662       3,291,537
                                   ------------    ------------    ------------
EXPENSES
Advisory fee                            544,095       1,177,367         749,923
Distribution fee--Class A               125,996         356,381         191,692
Distribution fee--Class B               187,906         553,910         455,946
Distribution fee--Class C               201,087         360,999         241,828
Custodian                               282,834         301,346         275,669
Transfer agency                          76,349         333,014         195,030
Audit                                    67,318          64,575          61,964
Registration                             63,871          69,702          62,635
Trustees' fees                           26,285          33,868          34,368
Printing                                 14,792          95,639          46,706
Legal                                    11,428          25,723          20,760
Miscellaneous                            20,086          25,986          22,661
                                   ------------    ------------    ------------
Total expenses                        1,622,047       3,398,510       2,359,182
Less: expenses waived/
  reimbursed by the Adviser
  (see Note B)                         (107,780)       (208,599)       (248,541)
Less: expense offset arrangement
  (see Note B)                             (332)         (1,453)           (789)
                                   ------------    ------------    ------------
Net expenses                          1,513,935       3,188,458       2,109,852
                                   ------------    ------------    ------------
Net investment income                    16,643       2,242,204       1,181,685
                                   ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions(a)            443,699       3,500,322       2,276,576
  Futures contracts                      38,282          96,296          34,583
  Swap contracts                             -0-        (17,294)        (17,163)
  Foreign currency transactions          (5,791)        (12,825)            272
Net change in unrealized
  appreciation/depreciation of:
  Investments(b)                     12,075,351      12,523,972       3,724,812
  Futures contracts                         (86)         19,258          11,184
  Swap contracts                             -0-          8,484           7,923
  Foreign currency denominated
    assets and liabilities                2,514          (7,377)           (856)
                                   ------------    ------------    ------------
Net gain on investment and
  foreign currency transactions      12,553,969      16,110,836       6,037,331
                                   ------------    ------------    ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                  $ 12,570,612    $ 18,353,040    $  7,219,016
                                   ============    ============    ============


(a)  Net of foreign capital gains taxes of $0, $0, and $1,759, respectively.

(b) Net of change in accrued foreign capital gains taxes of $7,659, $11,988 and $1,862, respectively.

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 69


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Wealth Appreciation Strategy
                                                ===============================
                                                  Year Ended      September 2,
                                                   August 31,      2003(a) to
                                                     2005       August 31, 2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                    $       16,643   $      (57,395)
Net realized gain (loss) on investment and
  foreign currency transactions                        476,190         (296,379)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                12,077,779        1,686,621
                                                --------------   --------------
Net increase in net assets
  from operations                                   12,570,612        1,332,847

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                              (32,122)          (4,774)
  Advisor Class                                         (4,267)         (14,194)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase                                        33,673,429       58,926,996
                                                --------------   --------------
Total increase                                      46,207,652       60,240,875

NET ASSETS
Beginning of period                                 60,240,875               -0-
                                                --------------   --------------
End of period (including undistributed net
  investment income of $2,766 and
  $28,303, respectively)                        $  106,448,527   $   60,240,875
                                                ==============   ==============


(a)  Commencement of operations.

See notes to financial statements.


_______________________________________________________________________________

70 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                    Balanced Wealth Strategy
                                                ===============================
                                                  Year Ended       Year Ended
                                                  August 31,       August 31,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $    2,242,204   $      789,239
Net realized gain on investment and
  foreign currency transactions                      3,566,499        4,807,113
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                12,544,337          (35,588)
                                                --------------   --------------
Net increase in net assets from
  operations                                        18,353,040        5,560,764

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                           (1,458,235)        (503,970)
  Class B                                             (308,612)         (64,941)
  Class C                                             (201,189)         (30,315)
  Advisor Class                                        (36,726)         (12,379)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase                                        60,157,861       87,477,388
                                                --------------   --------------
Total increase                                      76,506,139       92,426,547

NET ASSETS
Beginning of period                                176,440,566       84,014,019
                                                --------------   --------------
End of period (including undistributed
  net investment income of $355,712
  and $136,441, respectively)                   $  252,946,705   $  176,440,566
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 71


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                 Wealth Preservation Strategy
                                                ===============================
                                                  Year Ended       Year Ended
                                                  August 31,       August 31,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $    1,181,685   $      255,087
Net realized gain on investment and
  foreign currency transactions                      2,294,268        3,277,971
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                 3,743,063         (376,631)
                                                --------------   --------------
Net increase in net assets
  from operations                                    7,219,016        3,156,427

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                             (707,348)        (151,813)
  Class B                                             (162,357)         (37,874)
  Class C                                              (88,117)         (13,337)
  Advisor Class                                        (22,808)            (512)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase                                        12,007,417       28,198,786
                                                --------------   --------------
Total increase                                      18,245,803       31,151,677

NET ASSETS
Beginning of period                                125,298,773       94,147,096
                                                --------------   --------------
End of period (including undistributed
  net investment income of $196,698 and
  $2,745, respectively)                         $  143,544,576   $  125,298,773
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

72 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
August 31, 2005

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the "Trust") are registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy (the "Strategies"). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Strategies' Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Strategies' Board of Trustees.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 73


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets, because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


_______________________________________________________________________________

74 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except that each


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 75


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Strategy's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees. Expenses of the Trust are charged to each Strategy in proportion to net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

                                            Average Daily Net Assets
                             --------------------------------------------------
                                   First             Next        In Excess of
Tax-Managed Strategy           $2.5 Billion     $2.5 Billion      $5 Billion
-------------------------------------------------------------------------------
Wealth Appreciation                .65%             .55%             .50%
Balanced Wealth                    .55%             .45%             .40%
Wealth Preservation                .55%             .45%             .40%


Prior to September 7, 2004, under the terms of an investment advisory agreement, the Strategies paid the Adviser an advisory fee at the annual rates as follows:

                                          Average Daily Net Assets
                        -------------------------------------------------------
                           First          Next           Next      In Excess of
Tax-Managed Strategy    $5 Billion   $2.5 Billion   $2.5 Billion    $10 Billion
-------------------------------------------------------------------------------
Wealth Appreciation        .95%           .90%           .85%           .80%
Balanced Wealth            .75%           .70%           .65%           .60%
Wealth Preservation        .75%           .70%           .65%           .60%

Such fees are accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Strategies at the reduced annual rate discussed above. From September 1, 2004 through September 6, 2004, such waivers amounted to $2,999, $5,764 and $4,132, respectively. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


_______________________________________________________________________________

76 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis as follows:

                                                                      Advisor
Tax-Managed Strategy     Class A        Class B        Class C         Class
-------------------------------------------------------------------------------
Wealth Appreciation       1.50%          2.20%          2.20%          1.20%
Balanced Wealth           1.20%          1.90%          1.90%           .90%
Wealth Preservation       1.20%          1.90%          1.90%           .90%


For the year ended August 31, 2005, such reimbursement amounted to $104,781, $202,835 and $244,409, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

The Strategies compensate Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by AGIS amounted to $36,225, $207,283 and $104,658 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2005.

For the year ended August 31, 2005, the Strategies' expenses were reduced by $332, $1,453 and $789 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies' shares. The Distributor has advised the Strategies that is has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2005 as follows:

                         Front End
                           Sales
                          Charges         Contingent Deferred Sales Charges
                        -------------------------------------------------------
Tax-Managed Strategy      Class A       Class A       Class B       Class C
-------------------------------------------------------------------------------
Wealth Appreciation       $45,546       $20,094      $ 41,406       $11,689
Balanced Wealth            94,378         5,444       118,511        11,564
Wealth Preservation        46,201         2,721       128,920        19,097

Brokerage commissions paid on investment transactions for the year ended August 31, 2005 amounted to $123,579, $132,659 and $52,503 for the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Wealth Preservation Strategy, respectively, of which $12,476 and $544; $15,014 and $219; and $3,831 and $35 were paid by the Wealth Appreciation Strategy, Balanced Wealth


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 77


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Strategy, and Wealth Preservation Strategy, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Accrued expenses include amounts owed to one of the Trustees under a deferred compensation plan of $25,771 and $25,397 for the Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2005.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50 of 1% of each Strategy's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of each Strategy's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2005, were as follows:

Wealth Appreciation                                Purchases         Sales
====================                            ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $   70,578,426   $   40,846,877
U.S. government securities                                  -0-              -0-


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78 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Balanced Wealth                                    Purchases          Sales
====================                            ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $  163,054,297   $  106,853,941
U.S. government securities                                  -0-              -0-

Wealth Preservation                                Purchases          Sales
====================                            ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $  100,263,425   $   84,122,171
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps, accrued foreign capital gains taxes and foreign currency transactions) are as follows:

                                                 Gross              Gross
                                              Unrealized         Unrealized       Net Unrealized
Tax-Managed Strategy           Cost          Appreciation       Depreciation       Appreciation
-------------------------------------------------------------------------------------------------
Wealth Appreciation       $ 92,853,841        $14,362,320        $ (991,592)        $13,370,728
Balanced Wealth            237,036,357         20,707,353        (2,299,367)         18,407,986
Wealth Preservation        137,892,735          8,366,899        (1,010,668)          7,356,231

1. Forward Exchange Currency Contracts

The Strategies may enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Strategies.

The Strategies' custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Strategies having a value at least equal to the aggregate amount of the Strategies' commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Strategies have in that particular currency contract.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 79


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

2. Financial Futures Contracts

The Strategies may buy or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. The Strategies bear the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Strategies enter into a futures contract, each Strategy deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategies agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategies as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Strategies record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

3. Interest Rate Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates and credit risk and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategies, and/or the termination value at the end of the contract. Therefore, the Strategies consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Strategies accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.


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80 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE E

Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares for the Strategies. Transactions in shares of beneficial interest were as follows:


                                   Wealth Appreciation Strategy
                    -----------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                                    September 2,                   September 2,
                      Year Ended    2003(a) to     Year Ended       2003(a) to
                       August 31,    August 31,     August 31,      August 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,533,234     2,860,830    $ 30,135,636    $ 30,745,318
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                2,483           406          29,755           4,323
-------------------------------------------------------------------------------
Shares converted
  from Class B             1,762        17,180          20,715         188,838
-------------------------------------------------------------------------------
Shares redeemed         (871,923)     (145,809)    (10,290,188)     (1,561,372)
-------------------------------------------------------------------------------
Net increase           1,665,556     2,732,607    $ 19,895,918    $ 29,377,107
===============================================================================

Class B
Shares sold              643,294     1,432,211    $  7,527,294    $ 15,377,447
-------------------------------------------------------------------------------
Shares converted
  to Class A              (1,776)      (17,231)        (20,715)       (188,838)
-------------------------------------------------------------------------------
Shares redeemed         (282,243)      (62,650)     (3,363,796)       (678,664)
-------------------------------------------------------------------------------
Net increase             359,275     1,352,330    $  4,142,783    $ 14,509,945
===============================================================================

Class C
Shares sold            1,024,296     1,480,383    $ 12,019,424    $ 15,854,647
-------------------------------------------------------------------------------
Shares redeemed         (325,916)     (121,179)     (3,825,947)     (1,307,243)
-------------------------------------------------------------------------------
Net increase             698,380     1,359,204    $  8,193,477    $ 14,547,404
===============================================================================

Advisor Class
Shares sold              176,170     1,573,271    $  2,119,285    $ 15,893,521
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                  199             9           2,389              97
-------------------------------------------------------------------------------
Shares redeemed          (57,839)   (1,409,319)       (680,423)    (15,401,078)
-------------------------------------------------------------------------------
Net increase             118,530       163,961    $  1,441,251    $    492,540
===============================================================================

(a)  Commencement of operations.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 81


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

                                     Balanced Wealth Strategy
                    -----------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                       August 31,    August 31,     August 31,      August 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            5,763,487     7,478,352    $ 64,247,897    $ 78,819,393
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              123,502        44,231       1,367,384         470,928
-------------------------------------------------------------------------------
Shares converted
  from Class B           227,643       352,619       2,533,410       3,753,970
-------------------------------------------------------------------------------
Shares redeemed       (2,686,764)   (3,264,079)    (29,793,950)    (34,238,427)
-------------------------------------------------------------------------------
Net increase           3,427,868     4,611,123    $ 38,354,741    $ 48,805,864
===============================================================================

Class B
Shares sold            1,445,846     2,946,509    $ 16,036,314    $ 31,161,360
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               24,955         5,403         277,387          57,782
-------------------------------------------------------------------------------
Shares converted
  to Class A            (227,946)     (353,087)     (2,533,410)     (3,753,970)
-------------------------------------------------------------------------------
Shares redeemed         (933,142)   (1,061,995)    (10,379,113)    (11,222,891)
-------------------------------------------------------------------------------
Net increase             309,713     1,536,830    $  3,401,178    $ 16,242,281
===============================================================================

Class C
Shares sold            2,092,899     2,241,874    $ 23,307,178    $ 23,782,676
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               12,887         2,018         143,739          21,649
-------------------------------------------------------------------------------
Shares redeemed         (682,705)     (314,601)     (7,613,515)     (3,325,803)
-------------------------------------------------------------------------------
Net increase           1,423,081     1,929,291    $ 15,837,402    $ 20,478,522
===============================================================================

                                    September 2,                   September 2,
                      Year Ended     2003(a) to     Year Ended     2003(a) to
                       August 31,    August 31,     August 31,      August 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold              255,044       191,508    $  2,864,656    $  1,995,221
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                2,948           985          32,643          10,486
-------------------------------------------------------------------------------
Shares redeemed          (30,078)       (5,241)       (332,759)        (54,986)
-------------------------------------------------------------------------------
Net increase             227,914       187,252    $  2,564,540    $  1,950,721
===============================================================================

(a)  Commencement of distribution.


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82 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

                                   Wealth Preservation Strategy
                    -----------------------------------------------------------
                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                       August 31,    August 31,     August 31,      August 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,691,647     3,756,277    $ 29,406,992    $ 39,865,988
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               57,962        12,113         632,725         128,186
-------------------------------------------------------------------------------
Shares converted
  from Class B            92,054       134,844       1,028,651       1,469,718
-------------------------------------------------------------------------------
Shares redeemed       (1,809,424)   (2,237,099)    (19,749,851)    (23,552,804)
-------------------------------------------------------------------------------
Net increase           1,032,239     1,666,135    $ 11,318,517    $ 17,911,088
===============================================================================

Class B
Shares sold              765,722     1,613,486    $  8,509,488    $ 17,449,989
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               11,995         2,722         134,230          29,436
-------------------------------------------------------------------------------
Shares converted
  to Class A             (94,008)     (137,750)     (1,028,651)     (1,469,718)
-------------------------------------------------------------------------------
Shares redeemed       (1,228,913)   (1,747,044)    (13,712,646)    (18,899,790)
-------------------------------------------------------------------------------
Net decrease            (545,204)     (268,586)   $ (6,097,579)   $ (2,890,083)
===============================================================================

Class C
Shares sold              855,218     1,619,289    $  9,554,155    $ 17,561,794
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                5,552           830          62,205           9,006
-------------------------------------------------------------------------------
Shares redeemed         (623,041)     (433,835)     (6,939,954)     (4,685,279)
-------------------------------------------------------------------------------
Net increase             237,729     1,186,284    $  2,676,406    $ 12,885,521
===============================================================================

                                    September 2,                  September 2,
                      Year Ended     2003(a) to     Year Ended     2003(a) to
                       August 31,    August 31,     August 31,      August 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold              382,796        38,570    $  4,208,116    $    408,500
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                1,870            22          20,508             239
-------------------------------------------------------------------------------
Shares redeemed          (10,734)      (10,780)       (118,551)       (116,479)
-------------------------------------------------------------------------------
Net increase             373,932        27,812    $  4,110,073    $    292,260
===============================================================================

(a)  Commencement of distribution.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 83


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies' investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies' investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2005.


_______________________________________________________________________________

84 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal periods ended August 31, 2005 and August 31, 2004 were as follows:

                                                   August 31,       August 31,
                                                     2005             2004
                                                ==============   ==============
WEALTH APPRECIATION STRATEGY
Distributions paid from:
  Ordinary income                               $      36,389    $       18,968
                                                --------------   --------------
Total taxable distributions                             36,389           18,968
                                                --------------   --------------
Total distributions paid                        $       36,389   $       18,968
                                                --------------   --------------
BALANCED WEALTH STRATEGY
Distributions paid from:
  Ordinary income                               $      696,030   $      212,008
                                                --------------   --------------
Total taxable distributions paid                       696,030          212,008
Tax exempt distributions                             1,308,732          399,597
                                                --------------   --------------
Total distributions paid                        $    2,004,762   $      611,605
                                                --------------   --------------
WEALTH PRESERVATION STRATEGY
Distributions paid from:
  Ordinary income                               $      224,474   $       47,169
                                                --------------   --------------
Total taxable distributions paid                       224,474           47,169
Tax exempt distributions                               756,156          156,367
                                                --------------   --------------
Total distributions paid                        $      980,630   $      203,536
                                                --------------   --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 85


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

As of August 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                       Wealth        Balanced        Wealth
                                    Appreciation      Wealth      Preservation
                                      Strategy       Strategy       Strategy
                                    ============   ============   ============
Undistributed ordinary income(a)    $     74,732   $    457,987   $    245,097
Undistributed long term
  capital gains                          495,874             --             --
Accumulated capital and other
  gains/(losses)(b)                           --    (27,272,270)    (1,980,662)
Unrealized appreciation(c)            13,370,691     18,399,059      7,352,376
                                    ------------   ------------   ------------
Total accumulated
  earnings/(deficit)(d)             $ 13,941,297   $ (8,415,224)  $  5,616,811
                                    ------------   ------------   ------------

(a)  Includes tax exempt income of $0, $269,137 and $188,898, respectively.

(b) During the fiscal year ended August 31, 2005, the Wealth Appreciation Strategy utilized $2,309 of prior year capital loss carryforwards. The Balanced Wealth Strategy had a net capital loss carryforward of $27,272,270, of which $1,579,444 expires in the year 2009, $24,249,613 expires in the year 2010 and $1,443,213 expires in the year 2011. The Balanced Wealth Strategy utilized $3,596,302 of prior year capital loss carryforwards. The Wealth Preservation Strategy had a net capital loss carryforward of $1,980,662, all of which expires in the year 2010. The Wealth Preservation Strategy utilized $2,317,226 of prior capital loss carryforwards. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy's next taxable year. For the year ended August 31, 2005, the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, deferred to September 1, 2005 post October currency losses of $11,806, $24,267 and $3,659, respectively.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, swap income(loss) accrual and mark-to-market on passive foreign investment companies and futures contracts.

(d) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to post October currency loss deferrals and deferred compensation.


During the current fiscal year, permanent differences for the Wealth Appreciation Strategy, primarily due to foreign currency losses, resulted in a net decrease to undistributed net investment income and a corresponding net increase to accumulated net realized gain on investment and foreign currency transactions.

During the current fiscal year, permanent differences for the Balanced Wealth Strategy, primarily due to foreign currency losses and tax treatment of swap income, resulted in a net decrease to undistributed net investment income and a corresponding net decrease to accumulated net realized loss on investment and foreign currency transactions.

During the current fiscal year, permanent differences for the Wealth Preservation Strategy, primarily due to foreign currency gains, tax treatment of swap income


_______________________________________________________________________________

86 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

and foreign capital gains tax, resulted in a net decrease to undistributed net investment income and a corresponding net decrease to accumulated net realized loss on investment and foreign currency transactions.

These reclassifications had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 87


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Trustees, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and all removed state court actions, to the United States District Court for the District of Maryland.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allega-


_______________________________________________________________________________

88 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

tions, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for the Adviser and Alliance Holding to respond to the Summary Order has been extended. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 89


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim against the Adviser.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

90 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                           Wealth
                                                        Appreciation
                                                          Strategy
                                                 ---------------------------
                                                          Class A
                                                 ---------------------------
                                                     Year        September 2,
                                                    Ended        2003(a) to
                                                  August 31,     August 31,
                                                     2005           2004
                                                 ------------   ------------
Net asset value, beginning of period                $10.77        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                            .04           .01(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                   1.86           .77
Net increase in net asset value from operations       1.90           .78

LESS: DIVIDENDS
Dividends from net investment income                  (.01)         (.01)
Net asset value, end of period                      $12.66        $10.77

TOTAL RETURN
Total investment return based on net asset
  value(e)                                           17.65%         7.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $55,691       $29,431
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             1.50%         1.55%(f)
  Expenses, before waivers/reimbursements             1.63%         2.28%(f)
  Net investment income(c)                             .34%          .10%(d)(f)
Portfolio turnover rate                                 51%           21%


See footnote summary on page 103.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 91


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                           Wealth
                                                        Appreciation
                                                          Strategy
                                                 ---------------------------
                                                          Class B
                                                 ---------------------------
                                                     Year       September 2,
                                                     Ended       2003(a) to
                                                  August 31,      August 31,
                                                     2005           2004
                                                 ------------   ------------
Net asset value, beginning of period                $10.71        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                             (.04)         (.06)(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                   1.84           .77
Net increase in net asset value from operations       1.80           .71
Net asset value, end of period                      $12.51         10.71

TOTAL RETURN
Total investment return based on net asset
  value(e)                                           16.81%         7.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $21,413       $14,481
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             2.20%         2.25%(f)
  Expenses, before waivers/reimbursements             2.33%         2.95%(f)
  Net investment loss(c)                              (.37)%        (.57)%(d)(f)
Portfolio turnover rate                                 51%           21%


See footnote summary on page 103.


_______________________________________________________________________________

92 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                           Wealth
                                                        Appreciation
                                                          Strategy
                                                 ---------------------------
                                                           Class C
                                                 ---------------------------
                                                     Year       September 2,
                                                     Ended       2003(a) to
                                                   August 31,     August 31,
                                                     2005           2004
                                                 ------------   ------------
Net asset value, beginning of period                $10.71        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                             (.04)         (.06)(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                   1.85           .77
Net increase in net asset value from operations       1.81           .71
Net asset value, end of period                      $12.52        $10.71

TOTAL RETURN
Total investment return based on net asset
  value(e)                                           16.90%         7.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $25,751       $14,558
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             2.20%         2.25%(f)
  Expenses, before waivers/reimbursements             2.33%         2.98%(f)
  Net investment loss(c)                              (.36)%        (.59)%(d)(f)
Portfolio turnover rate                                 51%           21%


See footnote summary on page 103.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 93


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                           Wealth
                                                        Appreciation
                                                          Strategy
                                                 ---------------------------
                                                        Advisor Class
                                                 ---------------------------
                                                     Year       September 2,
                                                     Ended       2003(a) to
                                                   August 31,    August 31,
                                                     2005           2004
                                                 ------------   ------------
Net asset value, beginning of period                $10.80        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                            .08           .01(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                   1.87           .80
Net increase in net asset value from operations       1.95           .81

LESS: DIVIDENDS
Dividends from net investment income                  (.03)         (.01)
Net asset value, end of period                      $12.72        $10.80

TOTAL RETURN
Total investment return based on net asset
  value(e)                                           18.02%         8.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)           $3,594        $1,771
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             1.20%         1.36%(f)
  Expenses, before waivers/reimbursements             1.34%         2.65%(f)
  Net investment income(c)                             .64%          .13%(d)(f)
Portfolio turnover rate                                 51%           21%


See footnote summary on page 103.


_______________________________________________________________________________

94 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                Balanced Wealth Strategy
                                      ----------------------------------------------------------------------------
                                                                       Class A
                                      ----------------------------------------------------------------------------
                                               Year Ended
                                               August 31,        May 1, 2003           Year Ended April 30,
                                      ------------------------  to August 31, ------------------------------------
                                          2005         2004        2003(g)       2003        2002(i)      2001
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $10.61       $10.04        $9.41       $10.30       $11.70       $14.80

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(b)                   .15(c)       .10(c)(d)     -0-(h)      .05          .06          .26
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .87          .54          .63         (.82)       (1.46)       (1.33)
Net increase (decrease) in
  net asset value from
  operations                              1.02          .64          .63         (.77)       (1.40)       (1.07)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                       (.14)        (.07)          -0-        (.12)          -0-        (.33)
Distributions from net realized
  gain on investment transactions           -0-          -0-          -0-          -0-          -0-       (1.70)
Total dividends and
  distributions                           (.14)        (.07)          -0-        (.12)          -0-       (2.03)
Net asset value, end of period          $11.49       $10.61       $10.04        $9.41       $10.30       $11.70

TOTAL RETURN
Total investment return based
  on net asset value(e)                   9.65%        6.36%        6.70%       (7.45)%     (11.97)%      (7.94)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                     $144,983      $97,552      $46,013      $43,743      $52,602      $53,031
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.20%        1.31%        1.97%(f)     1.82%        1.58%        1.50%
  Expenses, before waivers/
    reimbursements                        1.29%        1.80%        1.97%(f)     1.82%        1.58%        1.50%
  Net investment
    income                                1.35%(c)      .91%(c)(d)   .10%(f)      .57%         .59%        1.97%
Portfolio turnover rate                     51%         129%          20%          78%         116%         114%



See footnote summary on page 103.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 95


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                Balanced Wealth Strategy
                                       ----------------------------------------------------------------------------
                                                                         Class B
                                       ----------------------------------------------------------------------------
                                                Year Ended
                                                August 31,       May 1, 2003            Year Ended April 30,
                                       ------------------------ to August 31, -------------------------------------
                                           2005         2004        2003(g)       2003        2002(i)      2001
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $10.62       $10.08        $9.47       $10.34       $11.83       $14.94

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(b)             .07(c)       .02(c)(d)   (.02)        (.01)        (.02)         .17
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                              .87          .53          .63         (.83)       (1.47)       (1.35)
Net increase (decrease)
  in net asset value from
  operations                                .94          .55          .61         (.84)       (1.49)       (1.18)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                        (.06)        (.01)          -0-        (.03)          -0-        (.23)
Distributions from net realized
  gain on investment transactions            -0-          -0-          -0-          -0-          -0-       (1.70)
Total dividends and distributions          (.06)        (.01)          -0-        (.03)          -0-       (1.93)
Net asset value, end of period           $11.50       $10.62       $10.08        $9.47       $10.34       $11.83

TOTAL RETURN
Total investment return based on
  net asset value(e)                       8.89%        5.50%        6.44%       (8.12)%     (12.60)%      (8.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $57,826      $50,135      $32,081      $31,781      $49,484      $73,446
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                 1.90%        2.03%        2.72%(f)     2.57%        2.32%        2.23%
  Expenses, before
    waivers/reimbursements                 2.02%        2.53%        2.72%(f)     2.57%        2.32%        2.23%
  Net investment income (loss)              .64%(c)      .18%(c)(d)  (.66)%(f)    (.13)%       (.18)%       1.24%
Portfolio turnover rate                      51%         129%          20%          78%         116%         114%



See footnote summary on page 103.


_______________________________________________________________________________

96 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                               Balanced Wealth Strategy
                                      ----------------------------------------------------------------------------
                                                                       Class C
                                      ----------------------------------------------------------------------------
                                              Year Ended
                                              August 31,        May 1, 2003            Year Ended April 30,
                                      -----------------------  to August 31, -------------------------------------
                                          2005         2004        2003(g)       2003        2002(i)      2001
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $10.64       $10.09        $9.48       $10.35       $11.85       $14.95

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(b)            .07(c)       .03(c)(d)   (.02)        (.01)        (.02)         .17
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .87          .53          .63         (.83)       (1.48)       (1.34)
Net increase (decrease)
  in net asset value from
  operations                               .94          .56          .61         (.84)       (1.50)       (1.17)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                  (.06)        (.01)          -0-        (.03)          -0-        (.23)
Distributions from net realized
  gain on investment transactions           -0-          -0-          -0-          -0-          -0-       (1.70)
Total dividends and
  distributions                           (.06)        (.01)          -0-        (.03)          -0-       (1.93)
Net asset value, end of period          $11.52       $10.64       $10.09        $9.48       $10.35       $11.85

TOTAL RETURN
Total investment return based on
  net asset value(e)                      8.87%        5.59%        6.43%       (8.11)%     (12.66)%      (8.57)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $45,364      $26,766       $5,920       $6,011       $9,134      $12,550
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.90%        1.99%        2.69%(f)     2.54%        2.30%        2.21%
  Expenses, before waivers/
    reimbursements                        2.00%        2.52%        2.69%(f)     2.54%        2.30%        2.21%
  Net investment income (loss)             .65%(c)      .26%(c)(d)  (.63)%(f)    (.09)%       (.15)%       1.24%
Portfolio turnover rate                     51%         129%          20%          78%         116%         114%



See footnote summary on page 103.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 97


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                  Balanced Wealth Strategy
                                                 ---------------------------
                                                       Advisor Class
                                                 ---------------------------
                                                     Year       September 2,
                                                     Ended         2003(j)
                                                  August 31,   to August 31,
                                                     2005           2004
                                                 ------------   ------------
Net asset value, beginning of period                $10.62        $10.13

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                            .18           .12(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                    .87           .46
Net increase in net asset value from operations       1.05           .58

LESS: DIVIDENDS
Dividends from net investment income                  (.17)         (.09)
Net asset value, end of period                      $11.50        $10.62

TOTAL RETURN
Total investment return based on net asset
  value(e)                                            9.95%         5.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)           $4,774        $1,988
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements              .90%         1.00%(f)
  Expenses, before waivers/reimbursements             1.00%         1.48%(f)
  Net investment income(c)                            1.66%         1.24%(d)(f)
Portfolio turnover rate                                 51%          129%


See footnote summary on page 103.


_______________________________________________________________________________

98 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                            Wealth Preservation Strategy
                                      ----------------------------------------------------------------------------
                                                                       Class A
                                      ----------------------------------------------------------------------------
                                              Year Ended
                                              August 31,         May 1, 2003           Year Ended April 30,
                                      ------------------------  to August 31, ------------------------------------
                                          2005         2004        2003(g)       2003        2002(i)      2001
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $10.65       $10.28       $10.11       $10.07       $10.65       $11.33

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(b)(c)                .13          .07(d)       .05          .23          .25          .41
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .50          .34          .19          .10         (.55)        (.20)
Net increase (decrease)
  in net asset value
  from operations                          .63          .41          .24          .33         (.30)         .21

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                  (.12)        (.04)        (.07)        (.29)        (.28)        (.43)
Distributions from net realized
  gain on investment transactions           -0-          -0-          -0-          -0-          -0-        (.46)
Total dividends and distributions         (.12)        (.04)        (.07)        (.29)        (.28)        (.89)
Net asset value, end of period          $11.16       $10.65       $10.28       $10.11       $10.07       $10.65

TOTAL RETURN
Total investment return based on
  net asset value(e)                      5.95%        3.94%        2.36%        3.37%       (2.80)%       1.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $70,145      $55,937      $36,857      $36,133      $31,857      $24,191
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.20%        1.33%        1.55%(f)     1.40%        1.40%        1.40%
  Expenses, before waivers/
    reimbursements                        1.37%        1.79%        1.82%(f)     1.69%        1.70%        1.67%
  Net investment income(c)                1.23%         .68%(d)     1.57%(f)     2.36%        2.46%        3.72%
Portfolio turnover rate                     63%         173%          37%          94%          72%          65%


See footnote summary on page 103.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 99


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                             Wealth Preservation Strategy
                                      ----------------------------------------------------------------------------
                                                                       Class B
                                      ----------------------------------------------------------------------------
                                              Year Ended
                                              August 31,         May 1, 2003          Year Ended April 30,
                                      ------------------------  to August 31, ------------------------------------
                                          2005         2004         2003(g)      2003         2002(i)      2001
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $10.87       $10.54       $10.37       $10.31       $10.90       $11.57

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(b)(c)         .06         (.01)(d)      .03          .17          .18          .34
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .51          .35          .19          .10         (.57)        (.19)
Net increase (decrease) in
  net asset value from
  operations                               .57          .34          .22          .27         (.39)         .15

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                  (.04)        (.01)        (.05)        (.21)        (.20)        (.36)
Distributions from net realized
  gain on investment transactions           -0-          -0-          -0-          -0-          -0-        (.46)
Total dividends and distributions         (.04)        (.01)        (.05)        (.21)        (.20)        (.82)
Net asset value, end of period          $11.40       $10.87       $10.54       $10.37       $10.31       $10.90

TOTAL RETURN
Total investment return based on
  net asset value(e)                      5.25%        3.22%        2.12%        2.70%       (3.54)%       1.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $42,831      $46,781      $48,199      $47,156      $41,984      $40,155
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.90%        2.05%        2.25%(f)     2.10%        2.10%        2.10%
  Expenses, before waivers/
    reimbursements                        2.10%        2.52%        2.55%(f)     2.42%        2.38%        2.40%
  Net investment income
    (loss)(c)                              .51%        (.06)%(d)     .87%(f)     1.65%        1.74%        3.02%
Portfolio turnover rate                     63%         173%          37%          94%          72%          65%



See footnote summary on page 103.


_______________________________________________________________________________

100 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                             Wealth Preservation Strategy
                                      ----------------------------------------------------------------------------
                                                                       Class C
                                      ----------------------------------------------------------------------------
                                             Year Ended
                                             August 31,          May 1, 2003           Year Ended April 30,
                                      ------------------------  to August 31, ------------------------------------
                                          2005         2004        2003(g)       2003        2002(i)      2001
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $10.88       $10.55       $10.38       $10.32       $10.91       $11.58

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)(b)(c)                             .06          .00(d)(h)    .03          .17          .19          .34
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .51          .34          .19          .10         (.58)        (.19)
Net increase (decrease) in
  net asset value from
  operations                               .57          .34          .22          .27         (.39)         .15
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                       (.04)        (.01)        (.05)        (.21)        (.20)        (.36)
Distributions from net realized
  gain on investment transactions           -0-          -0-          -0-          -0-          -0-        (.46)
Total dividends and distributions         (.04)        (.01)        (.05)        (.21)        (.20)        (.82)
Net asset value, end of period          $11.41       $10.88       $10.55       $10.38       $10.32       $10.91

TOTAL RETURN
Total investment return
  based on net asset value(e)             5.25%        3.21%        2.12%        2.70%       (3.54)%       1.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $26,075      $22,284       $9,091       $8,398       $7,466       $8,021
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.90%        2.01%        2.25%(f)     2.10%        2.10%        2.10%
  Expenses, before waivers/
    reimbursements                        2.08%        2.50%        2.54%(f)     2.41%        2.39%        2.39%
  Net investment income
    (loss)(c)                              .53%        (.01)%(d)     .87%(f)     1.64%        1.74%        3.00%
Portfolio turnover rate                     63%         173%          37%          94%          72%          65%



See footnote summary on page 103.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 101


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                Wealth Preservation Strategy
                                                 ---------------------------
                                                        Advisor Class
                                                 ---------------------------
                                                     Year       September 2,
                                                     Ended         2003(j)
                                                  August 31,    to August 31,
                                                     2005           2004
                                                 ------------   ------------
Net asset value, beginning of period                $10.67        $10.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                            .18           .09(d)
Net realized and unrealized gain on investment
  and foreign currency transactions                    .49           .34
Net increase in net asset value from operations        .67           .43

LESS: DIVIDENDS
Dividends from net investment income                  (.15)         (.05)
Net asset value, end of period                      $11.19         10.67

TOTAL RETURN
Total investment return based on net asset
  value(e)                                            6.33%         4.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)           $4,494          $297
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements              .90%          .99%(f)
  Expenses, before waivers/reimbursements             1.10%         1.48%(f)
  Net investment income(c)                            1.67%          .98%(c)(f)
Portfolio turnover rate                                 63%          173%


See footnote summary on page 103.


_______________________________________________________________________________

102 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                           Financial Highlights
-------------------------------------------------------------------------------

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d)  Net of expense waived and reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  The strategy changed its fiscal year end from April 30 to August 31.

(h)  Amount is less than $.01.

(i) As required, effective May 1, 2001, the Balanced Wealth Strategy and Wealth Preservation Strategy have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended April 30, 2002 for the Balanced Wealth Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.01 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.01 for Class B, and decrease the ratio of net investment income to average net assets from .70% to .59% for Class A, from (.07)% to (.18)% for Class B and from (.04)% to (.15)% for Class
C. The effect of this change for the year ended April 30, 2002 for the Wealth Preservation Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.03 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.03 for Class B, and decrease the ratio of net investment income to average net assets from 2.67% to 2.46% for Class A and from 1.95% to 1.74% for Class B and Class C. Per share, ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(j)  Commencement of distribution.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 103


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AllianceBernstein Tax-Managed Wealth Appreciation Strategy
AllianceBernstein Tax-Managed Balanced Wealth Strategy and the
AllianceBernstein Tax-Managed Wealth Preservation Strategy

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy (constituting series of the AllianceBernstein Portfolios; hereinafter referred to as the "Funds") at August 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 21, 2005


_______________________________________________________________________________

104 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                                Tax Information
-------------------------------------------------------------------------------

TAX INFORMATION
(unaudited)

In accordance with Federal tax law, the Balanced Wealth Strategy and the Wealth Preservation Strategy designate 65.3% and 77.1%, respectively, of total dividends paid during the fiscal year ended August 31, 2005, as "exempt interest dividends".

For the fiscal year ended August 31, 2005, certain dividends paid by the Strategies may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. As such, 100% of total taxable ordinary dividends paid by Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, represents the amount of qualified dividend income.

100% of the total taxable ordinary income distributed by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2006.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 105


                                                                       Trustees
-------------------------------------------------------------------------------

TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Thomas J. Bardong, Vice President
Stephen Beinhacker, Vice President
Michael P. Curcio, Vice President
Henry S. D'Auria, Vice President
Robert B. Davidson III, Vice President
Sharon E. Fay, Vice President
Marilyn Fedak, Vice President
Mark Hamilton, Vice President
Dutch Handke, Vice President
Thomas G. Kamp, Vice President
John Mahedy, Vice President
Alison Martier, Vice President
Giulio A. Martini, Vice President
Christopher Marx, Vice President
Teresa Marziano, Vice President
Seth J. Masters, Vice President
Melanie A. May, Vice President
Jimmy K. Pang, Vice President
Joseph G. Paul, Vice President
John D. Philips, Vice President
James G. Reilly, Vice President
Paul Rissman, Vice President
Kevin F. Simms, Vice President
Michael A. Snyder, Vice President
Christopher M. Toub, Vice President
Scott Wallace, Vice President
Greg J. Wilensky, Vice President
Kewjin Yuoh, Vice President
Mark R. Manley, Clerk
Andrew L. Gangolf, Assistant Clerk
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller & Chief Accounting Officer


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
PricewaterhouseCoopers Center
300 Madison Avenue
New York, NY 10017


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for each Strategy's portfolio are made by the Blend Investment Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, including stock selection for the Fund, Mr. Seth Masters, a member of the Blend Investment Team, is primarily responsible for the day-to-day management of the Fund's portfolio.


_______________________________________________________________________________

106 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
   NAME, ADDRESS,                          PRINCIPAL                              COMPLEX        TRUSTEESHIP
   DATE OF BIRTH,                         OCCUPATION(S)                         OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                     DURING PAST 5 YEARS                       TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES

William H. Foulk, Jr., #, ##        Investment adviser and an                       108             None
2 Sound View Drive                  Independent consultant. He
Suite 100                           was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
9/7/32                              registered investment adviser,
(1998)                              with which he had been associated
                                    since prior to 2000. He was
                                    formerly Deputy Comptroller and
                                    Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer
                                    of the New York Bank for
                                    Savings.

Ruth Block, #, **                   Formerly an Executive Vice                      105             None
500 SE Mizner Blvd.                 President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
11/7/30                             Assurance Society of the United
(1993)                              States; Chairman and Chief
                                    Executive Officer of Evlico (insur-
                                    ance); Director of Avon, BP (oil
                                    and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; former Governor at
                                    Large, National Association of
                                    Securities Dealers, Inc.

David H. Dievler, #                 Independent Consultant. Until                   107             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1999)                              responsible for mutual fund
                                    administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt
                                    Asset Management since 1968.
                                    Prior to that, he was a Senior
                                    Manager at Price Waterhouse &
                                    Co. Member of American
                                    Institute of Certified Public
                                    Accountants since 1953.



_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 107


                                                         Management of the Fund
-------------------------------------------------------------------------------

                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
   NAME, ADDRESS,                          PRINCIPAL                              COMPLEX        TRUSTEESHIP
   DATE OF BIRTH,                         OCCUPATION(S)                         OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                     DURING PAST 5 YEARS                       TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

John H. Dobkin #                    Consultant. Formerly President                  105             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
2/19/42                             Senior Advisor from June 1999-
(1999)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during
                                    1988-1992, Director and
                                    Chairman of the Audit
                                    Committee of ACMC.

Michael J. Downey                   Consultant since January 2004.                   80          Asia Pacific
c/o Alliance Capital                Formerly managing partner of                                  Fund, Inc.,
Management L.P.                     Lexington Capital, LLC (investment                             and The
1345 Avenue of the                  advisory firm) from 1997 until                                Merger Fund
Americas                            December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEO of Prudential
1/26/44                             Mutual Fund Management
(2005)                              (1987-1993).

INTERESTED TRUSTEE

Marc O. Mayer, ++                   Executive Vice President of ACMC                 81             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC (institutional
10/2/57                             research and brokerage arm of
(2003)                              Bernstein & Co. Inc.) and its
                                    predecessor since prior to 2000.



*  There is no stated term of office for the Fund's Trustees.

** Ms.Block was an "interested person" as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

++ Mr. Mayer is an "interested trustee", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##  Member of the Fair Value Pricing Committee


_______________________________________________________________________________

108 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*               POSITIONS HELD                  PRINCIPAL OCCUPATION
  AND DATE OF BIRTH               WITH TRUST                     DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------

Marc O. Mayer,                President                     See biography above.
10/02/57

Philip L. Kirstein,           Senior Vice President         Senior Vice President, Independent
05/29/45                      and Independent               Compliance Officer-Mutual Funds of
                              Compliance Officer            ACMC** with which he has been
                                                            associated since October 2004. Prior
                                                            thereto, he was Of Counsel to
                                                            Kirkpatrick and Lockhart, LLP from
                                                            October 2003 to October 2004 and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2000.

Thomas J. Bardong             Vice President                Senior Vice President of ACMC**, with
4/28/45                                                     which he has been associated since
                                                            prior to 2000.

Stephen Beinhacker            Vice President                Senior President of ACMC**, with
10/11/64                                                    which he has been associated since
                                                            prior to 2000.

Michael P. Curcio             Vice President                Senior Vice President of ACMC**, with
9/30/65                                                     which he has been associated since
                                                            prior to 2000.

Henry S. D'Auria              Vice President                Senior Vice President of ACMC since
12/23/1961                                                  October 2000, Chief Investment Officer
                                                            of Emerging Markets Value Equities
                                                            since 2002 and Co-Chief Investment
                                                            Officer of International Value Equities of
                                                            ACMC since June 2003, Director of
                                                            Research of Small Cap Value and
                                                            Emerging Markets Value Equities of
                                                            Sanford C. Bernstein & Co., Inc.
                                                            ("Bernstein") since prior to 2000.

Robert B. Davidson III        Vice President                Senior Vice President of ACMC**, with
4/08/61                                                     which he has been associated since
                                                            prior to 2000.

Sharon E. Fay                 Vice President                Executive Vice President and Chief
6/19/1960                                                   Investment Officer of UK, European
                                                            Global Value Equities since June 2003.
                                                            She continues to serves as Chief
                                                            Investment Officer of U.K. and
                                                            European Value Equities at ACMC
                                                            since 2000, and chairs the Global,
                                                            European and UK Value Investment
                                                            Policy Groups since prior to 2000.



_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 109


                                                         Management of the Fund
-------------------------------------------------------------------------------


   NAME, ADDRESS*               POSITIONS HELD                  PRINCIPAL OCCUPATION
  AND DATE OF BIRTH               WITH TRUST                     DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------

Marilyn Fedak                  Vice President                Executive Vice President of ACMC
1/3/1947                                                     since October 2000. She is Head of
                                                             Sanford C. Bernstein & Co., Inc.
                                                             ("Bernstein"), Value Equities Business
                                                             and Co-Chief Investment Officer of U.S.
                                                             Value Equities. Prior thereto, she was
                                                             Chief Investment Officer and Chairman
                                                             of the U.S. Value Equity Investment
                                                             Policy Group at Bernstein since prior to
                                                             2000.

Mark Hamilton                  Vice President                Vice President of ACMC with which he
3/24/1965                                                    has been associated since October
                                                             2000 and a member of the Global High
                                                             Yield portfolio-management team. Prior
                                                             thereto, he managed European and
                                                             Global fixed-income portfolios for
                                                             institutional and retail clients in London
                                                             since prior to 2000.

Dutch Handke                   Vice President                Senior Vice President of ACMC with
8/12/1949                                                    which he has been associated since
                                                             prior to 2000.

Thomas G. Kamp                 Vice President                Senior Vice President of ACMC, with
8/11/1961                                                    which he has been associated since
                                                             prior to 2000.

John Mahedy                    Vice President                Senior Vice President of ACMC since
7/26/1963                                                    October 2000 and Co-Chief Investment
                                                             Officer of U.S. Value Equities in 2003.
                                                             He continues to serve as the Director of
                                                             Research-U.S. Value Equities since
                                                             2001. Prior thereto, he was a senior
                                                             research analyst at Sanford C.
                                                             Bernstein & Co., Inc. ("Bernstein") since
                                                             prior to 2000.

Alison Martier                 Vice President                Senior Vice President of ACMC with
1/29/57                                                      which she has been associated since
                                                             prior to 2000.

Giulio A. Martini              Vice President                GIULIO A. MARTINI, Vice President, 49,
7/2/55                                                       is Head of Quantitative and Currency
                                                             Strategies Value Equities since July
                                                             2003, and a Senior Vice President of
                                                             ACMC with which he has been
                                                             associated since prior to 2000.

Christopher Marx               Vice President                Senior Vice President of ACMC with
9/9/1967                                                     which he has been associated since
                                                             prior to 2000.



_______________________________________________________________________________

110 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                         Management of the Fund
-------------------------------------------------------------------------------


   NAME, ADDRESS*               POSITIONS HELD                  PRINCIPAL OCCUPATION
  AND DATE OF BIRTH               WITH TRUST                     DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------

Teresa Marziano,               Vice President                Senior Vice President of ACMC** since
09/01/54                                                     October 2000 and co-Chief Investment
                                                             Officer of Real Estate Investments since
                                                             July 2004. Prior thereto, she was a
                                                             Senior Analyst of investment research
                                                             at Sanford C. Bernstein & Co., Inc.
                                                             ("Bernstein")** since prior to 2000.

Seth J. Masters                Vice President                Executive Vice President of ACMC**
6/04/59                                                      and Chief Investment Officer of Style
                                                             Blend and Core Equity Services and
                                                             head of U.S. and Global Style Blend
                                                             teams at ACMC** since October 2000.
                                                             Prior thereto, he was Chief Investment
                                                             Officer for Emerging Markets Value at
                                                             Bernstein** since prior to 2000.

Melanie A. May                 Vice President                Vice President of ACMC** since 2000.
12/19/69

Jimmy K. Pang                  Vice President                Senior Vice President of ACMC**, with
08/21/73                                                     which he has been associated since
                                                             prior to 2000.

Joseph G. Paul,                Vice President                Senior Vice President of ACMC**,
02/08/60                                                     co-Chief Investment Officer of Real
                                                             Estate Investments since July 2004 and
                                                             Chief Investment Officer of Small and
                                                             Mid Capitalization Value Equities since
                                                             2002. He also is Chief Investment
                                                             Officer of Advanced Value at ACMC**
                                                             since October 2000, and he held the
                                                             same position at Bernstein** since prior
                                                             to 2000.

John D. Philips                Vice President                Senior Vice President of ACMC with
3/7/1947                                                     which he has been associated since
                                                             prior to 2000.

James G. Reilly                Vice President                Senior Vice President of ACMC, with
7/2/61                                                       which he has been associated since
                                                             prior to 2000.

Paul Rissman                   Vice President                Executive Vice President of ACMC, with
11/10/1956                                                   which he has been associated since
                                                             prior to 2000.

Kevin F. Simms                 Vice President                Senior Vice President, Co-Chief
3/23/66                                                      Investment Officer of International Value
                                                             Equities at ACMC since 2003. He is
                                                             also Director of Research for Global
                                                             Value and International Value Equities at
                                                             ACMC since 2000. Prior thereto, he
                                                             was Director of Research for Emerging
                                                             Markets Value Equities at Sanford C.
                                                             Bernstein & Co., since prior to 2000.



_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 111


                                                         Management of the Fund
-------------------------------------------------------------------------------


   NAME, ADDRESS*               POSITIONS HELD                  PRINCIPAL OCCUPATION
  AND DATE OF BIRTH               WITH TRUST                     DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------

Christopher M. Toub            Vice President                Executive Vice President of ACMC**,
06/15/59                                                     with which he has been associated since
                                                             prior to 2000.

Scott Wallace                  Vice President                Senior Vice President of ACMC, with
10/11/1964                                                   which he has been associated since
                                                             prior to 2000.

Kewjin Yuoh                    Vice President                Vice President of ACMC since March
3/11/1972                                                    2003. Prior thereto, he was a Vice
                                                             President of Credit Suisse Asset
                                                             Management from 2000 to 2002 and a
                                                             Vice President of Brundage, Story &
                                                             Rose since prior to 2000.

Greg J. Wilensky               Vice President                Vice President of ACMC** and Director
04/27/67                                                     of Stable Value Investments, with which
                                                             he has been associated since prior to
                                                             2000.

Mark R. Manley                 Clerk                         Senior Vice President, Deputy General
10/23/62                                                     Counsel and Chief Compliance Officer
                                                             of ACMC**, with which he has been
                                                             associated since prior to 2000.

Mark D. Gersten                Treasurer and Chief           Senior Vice President of Alliance Global
10/04/50                       Financial Officer             Investor Services, Inc. ("AGIS")** and
                                                             Vice President of ABIRM**, with which
                                                             he has been associated since prior to
                                                             2000.

Vincent S. Noto                Controller                    Vice President of AGIS**, with which he
12/14/64                                                     has been associated since prior to
                                                             2000.


* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and Bernstein are affiliates of the Trust.

The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid to each of the Trustees by the Strategies for the fiscal year ended August 31, 2004, the aggregate compensation paid to each of the Trustees during calendar year 2003 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


_______________________________________________________________________________

112 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Information Regarding the Review and Approval of the Fund's Investment Advisory Agreement

In this disclosure, the term "Trust" refers to The AllianceBernstein Portfolios, and the term "Strategy" refers to AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy or AllianceBernstein Tax-Managed Wealth Preservation Strategy, as appropriate. There is a single investment advisory agreement between the Adviser and the Trust that relates to all three Strategies.

The Trust's disinterested trustees (the "trustees") unanimously approved the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and the Adviser in respect of each Strategy at a meeting held on June 15, 2005.

In preparation for the meeting, the trustees had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) in the Advisory Agreement in respect of each Strategy wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approvals. The trustees noted that the Senior Officer's evaluation considered the following factors in respect of each Strategy: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Strategy grows larger; and nature and quality of the Adviser's services including the performance of the Strategy.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The trustees also discussed the proposed continuances in three private sessions at which only the trustees, their independent counsel and the Trust's Independent Compliance Officer were present. In reaching their determinations relating to


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 113


continuance of the Advisory Agreement in respect of each Strategy, the trustees considered all factors they believed relevant, including the following:

1. information comparing the performance of each of the Strategies to other investment companies with similar investment objectives;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of each Strategy and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Strategy and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for each Strategy and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Strategy grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Strategies, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Strategies;

9. portfolio turnover rates for each Strategy compared to other investment companies with similar investment objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Strategies;

11. the Adviser's representation that it does not advise other clients with substantially similar investment objectives and strategies as the Strategies;

12. the Senior Officer's evaluation of the reasonableness of the fees payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of each Strategy's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.


_______________________________________________________________________________

114 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Strategy.

The trustees determined that the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement in respect of that Strategy, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees reaching their determinations to approve the continuance of the Advisory Agreement in respect of each Strategy (including their determinations that the Adviser should continue to be the investment adviser for each Strategy, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

Nature, extent and quality of services provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the control of the trustees, administers each Strategy's business and other affairs. The Adviser manages the investment of the assets of each Strategy, including making purchases and sales of portfolio securities consistent with the Strategy's investment objective and policies. Under the Advisory Agreement, the Adviser also provides each Strategy with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Strategy) and executive and other personnel as are necessary for the Strategy's operations. The Adviser pays all of the compensation of trustees of the Trust who are affiliated persons of the Adviser and of the officers of the Strategy.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 115


for maintaining and monitoring its own and, to varying degrees, the Strategies' compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Strategies' other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2003 and 2004 (in the case of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, for the period from September 2, 2003 (inception) to December 31, 2003 and for calendar year 2004). The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type. The trustees also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Strategies. The trustees focused on the profitability of the Adviser's relationships with the Strategies before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to each Strategy and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Strategy was not excessive.


_______________________________________________________________________________

116 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Strategies. They noted that the Adviser makes presentations to the trustees regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the trustees in May 2005 on this subject. The trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the trustees received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from each Strategy in respect of classes of shares of the Strategy that are subject to the Trust's 12b-1 plans; retains a portion of the 12b-1 fees from the Strategy; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Strategies and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Strategies and receives compensation from the Strategies for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Strategies subject to satisfaction of certain requirements.

The trustees recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The trustees believe that the Adviser derives reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Strategy at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance for Class A shares of each Strategy as compared to a group of funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of funds in its Lipper category selected by Lipper (the "Performance Universe").


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 117


AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The directors reviewed Lipper reports showing performance for Class A shares of AllianceBernstein Tax-Managed Wealth Appreciation Strategy compared to a Performance Group of 7 funds in its Lipper category selected by Lipper and compared to a Performance Universe of 16 to 14 funds (depending on the year) in its Lipper category selected by Lipper for periods ended March 31, 2005 over the 1-year and since inception periods (September 2003 inception). The directors noted that in the Performance Group comparison, AllianceBernstein Tax-Managed Wealth Appreciation Strategy was in the second quintile in the 1-year period and in the fifth quintile in the since inception period and in the Performance Universe comparison, AllianceBernstein Tax-Managed Wealth Appreciation Strategy was in the fourth and fifth quintiles in the 1-year and since-inception periods, respectively. Based on their review, the directors concluded that AllianceBernstein Tax-Managed Wealth Appreciation Strategy's relative performance over time was satisfactory.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The directors reviewed information showing performance for Class A shares of AllianceBernstein Tax-Managed Balanced Wealth Strategy compared to a Performance Group of 11 to 7 funds (depending on the year) in its Lipper category selected by Lipper and compared to a Performance Universe of 130 to 50 funds (depending on the year) in its Lipper category selected by Lipper for periods ended March 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group and Performance Universe comparisons, AllianceBernstein Tax-Managed Balanced Wealth Strategy was in the fourth or fifth quintile in all periods reviewed. The directors noted that AllianceBernstein Tax-Managed Balanced Wealth Strategy had significantly changed its investment policies effective September 2, 2003 and therefore did not give significant weight to the performance information prior to that time. Based on their review and their discussion of the reasons for AllianceBernstein Tax-Managed Balanced Wealth Strategy's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise AllianceBernstein Tax-Managed Balanced Wealth Strategy and concluded that AllianceBernstein Tax-Managed Balanced Wealth Strategy's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor AllianceBernstein Tax-Managed Balanced Wealth Strategy's performance.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

The directors reviewed information showing performance for Class A shares of AllianceBernstein Tax-Managed Wealth Preservation Strategy compared to a Performance Group of 7 to 2 funds (depending on the year) in its Lipper category selected by Lipper and compared to a Performance Universe of 46 to 10 funds (depending on the year) in its Lipper category selected by Lipper for


_______________________________________________________________________________

118 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


periods ended March 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group and the Performance Universe comparisons AllianceBernstein Tax-Managed Wealth Preservation Strategy was in the fourth or fifth quintile in all periods in which such information was available. The directors noted that AllianceBernstein Tax-Managed Wealth Preservation Strategy had significantly changed its investment policies effective September 2, 2003 and therefore did not give significant weight to performance information prior to that time. Based on their review and their discussion of the reasons for AllianceBernstein Tax-Managed Wealth Preservation Strategy's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise AllianceBernstein Tax-Managed Wealth Preservation Strategy and concluded that AllianceBernstein Tax-Managed Wealth Preservation Strategy's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor AllianceBernstein Tax-Managed Wealth Preservation Strategy's performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Strategy. The Class A expense ratio of each Strategy was based on the Strategy's latest fiscal year expense ratio adjusted to show the effect of the new lower contractual advisory fees implemented in January 2004. The trustees recognized that the expense ratio information for each Strategy potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to each Strategy by others. The trustees noted that it was likely that the expense ratios of some funds in each Strategy's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The directors noted that AllianceBernstein Tax-Managed Wealth Appreciation Strategy's at approximate current size contractual effective fee rate of 65 basis points was significantly lower than the median for the Expense Group. The direc-


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 119


tors noted that AllianceBernstein Tax-Managed Wealth Appreciation Strategy's expense ratio, which had been capped by the Adviser, was slightly lower than the median for the Expense Group and somewhat lower than the median for the Expense Universe. They concluded that AllianceBernstein Tax-Managed Wealth Appreciation Strategy's expense ratio was satisfactory.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The directors noted that AllianceBernstein Tax-Managed Balanced Wealth Strategy's at approximate current size contractual effective fee rate of 55 basis points was significantly below the median for the Expense Group. The directors noted that AllianceBernstein Tax-Managed Balanced Wealth Strategy's expense ratio, which had been capped by the Adviser, was somewhat lower than the median for the Expense Group and slightly lower than the median for the Expense Universe. They concluded that AllianceBernstein Tax-Managed Balanced Wealth Strategy's expense ratio was satisfactory.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

The directors noted that AllianceBernstein Tax-Managed Wealth Preservation Strategy's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the median for the Expense Group. The directors noted that AllianceBernstein Tax-Managed Wealth Preservation Strategy's expense ratio, which had been capped by the Adviser, was slightly lower than the median for the Expense Group and the same as the median for the Expense Universe. They concluded that AllianceBernstein Tax-Managed Wealth Preservation Strategy's expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for each Strategy contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a Strategy's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether


_______________________________________________________________________________

120 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that each Strategy's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Strategy's net assets.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 121


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth
Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

122 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy, the AllianceBernstein Wealth Preservation Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Wealth Preservation Strategy of the AllianceBernstein Portfolios (the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Funds grow larger.

6. Nature and quality of the Adviser's services, including the performance of the Funds.


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 123


FUND ADVISORY FEES, EXPENSE CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                                Advisory Fee Based on %
Fund                                                         of Average Daily Net Assets
------------------------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy          First $2.5 billion              .65%
                                                        Next $2.5 billion               .55%
                                                        Excess over $5 billion          .50%

AllianceBernstein Balanced Wealth Strategy              First $2.5 billion              .55%
                                                        Next $2.5 billion               .45%
                                                        Excess over $5 billion          .40%

AllianceBernstein Wealth Preservation Strategy          First $2.5 billion              .55%
                                                        Next $2.5 billion               .45%
                                                        Excess over $5 billion          .40%

AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy                                 First $2.5 billion              .65%
                                                        Next $2.5 billion               .55%
                                                        Excess over $5 billion          .50%

AllianceBernstein Tax-Managed Balanced
  Wealth Strategy                                       First $2.5 billion              .55%
                                                        Next $2.5 billion               .45%
                                                        Excess over $5 billion          .40%

AllianceBernstein Tax-Managed Wealth
  Preservation Strategy                                 First $2.5 billion              .55%
                                                        Next $2.5 billion               .45%
                                                        Excess over $5 billion          .40%

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Funds for that portion of its total operating expenses to the degree necessary to limit each Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of each Fund's fiscal year upon at least 60 days written notice. It should be noted that as of February 28, 2005, Wealth Appreciation Strategy, Balance


_______________________________________________________________________________

124 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Wealth Strategy and Wealth Preservation Strategy are operating below their expense caps. Pro-forma expense ratio information for each Fund is also set forth below.

                                    Expense Cap
                                    pursuant to
                                      Expense
                                    Limitation          Pro-Forma        Fiscal
Fund                                Undertaking       Expense Ratio*    Year End
------------------------------------------------------------------------------------
AllianceBernstein Wealth           Advisor-1.20%          0.96%        August 31,
  Appreciation Strategy            Class A-1.50%          1.25%           2004
                                   Class B-2.20%          1.97%
                                   Class C-2.20%          1.95%
                                   Class R-1.70%          1.48%

AllianceBernstein Balanced         Advisor-0.90%          0.77%        August 31,
  Wealth Strategy                  Class A-1.20%          1.06%           2004
                                   Class B-1.90%          1.78%
                                   Class C-1.90%          1.77%
                                   Class R-1.40%          1.26%

AllianceBernstein Wealth           Advisor-0.90%          0.88%        August 31,
  Preservation Strategy            Class A-1.20%          1.17%           2004
                                   Class B-1.90%          1.89%
                                   Class C-1.90%          1.88%
                                   Class R-1.40%          1.38%

AllianceBernstein Tax-Managed      Advisor-1.20%          1.22%        August 31,
  Wealth Appreciation Strategy     Class A-1.50%          1.52%           2004
                                   Class B-2.20%          2.24%
                                   Class C-2.20%          2.23%

AllianceBernstein Tax-Managed      Advisor-0.90%          1.01%        August 31,
  Balanced Wealth Strategy         Class A-1.20%          1.31%           2004
                                   Class B-1.90%          2.04%
                                   Class C-1.90%          2.02%

AllianceBernstein Tax-Managed      Advisor-0.90%          1.03%        August 31,
  Wealth Preservation Strategy     Class A-1.20%          1.35%           2004
                                   Class B-1.90%          2.08%
                                   Class C-1.90%          2.06%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing

* This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 125


office space and personnel to serve as Fund Officers and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Funds are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Funds to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if a Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset classes as the Funds. However, with respect to each Fund the Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Fund.

The Adviser sub-advises the offshore Global Wealth Strategies which are charged "all-in" fees that include investment advisory and distribution related fees. None of these off-shore funds have breakpoints in the advisory fee schedule. The following is the "all-in" fee schedule for the Class A shares of these
Funds:

Fund                                                           Fee
----------------------------------------------------------------------
Global Equity Blend                                           1.70%
Global Balanced                                               1.50%
Global Conservative                                           1.25%

The Adviser represented that it does not sub-advise any registered investment companies with similar investment styles as the Funds.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the


_______________________________________________________________________________

126 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Funds' ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset levels for the Funds.*

                                                                   Lipper Group
Fund                                                    Fee           Median          Rank
---------------------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy          .650           .769            2/7
AllianceBernstein Balanced Wealth Strategy              .550           .725           1/14
AllianceBernstein Wealth Preservation Strategy          .550           .669            1/7
AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy                                 .650           .769            2/7
AllianceBernstein Tax-Managed Balanced
  Wealth Strategy                                       .550           .767           1/12
AllianceBernstein Tax-Managed Wealth
  Preservation Strategy                                 .550           .669            1/7


Lipper also analyzed the expense ratios of each Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                               Lipper         Lipper                    Lipper
                                  Expense     Universe      Universe      Lipper         Group
Fund                               Ratio       Median         Rank      Group Rank      Median
-------------------------------------------------------------------------------------------------
AllianceBernstein Wealth
  Appreciation Strategy            1.500        1.639         9/27          4/7         1.525
AllianceBernstein Balanced
  Wealth Strategy                  1.200        1.249        30/80         5/14         1.311
AllianceBernstein Wealth
  Preservation Strategy            1.200        1.200        11/19          3/7         1.248
AllianceBernstein
  Tax-Managed Wealth
  Appreciation Strategy            1.500        1.639         9/27          4/7         1.525
AllianceBernstein
  Tax-Managed Balanced
  Wealth Strategy                  1.200        1.247        30/80         2/12         1.310
AllianceBernstein
  Tax-Managed Wealth
  Preservation Strategy            1.200        1.200        11/19          3/7         1.248



* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

** Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 127


Based on this analysis, the Funds have a more favorable ranking on an advisory fee basis than they do on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

For Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy, the Adviser's profitability decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004. For Wealth Appreciation Strategy, Balanced Wealth Strategy, Wealth Preservation Strategy and Tax-Managed Wealth Appreciation Strategy, it appears that the Adviser's profit margin increased in 2004, as a result of the increase in advisory fees due to a full year of operation.

In addition to the Adviser's direct profits from managing the Funds pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Funds' principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


_______________________________________________________________________________

128 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Funds for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of each Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales of each Fund's shares in the Funds' most recent fiscal year:

Fund                                                            Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy                     $ 137,447
AllianceBernstein Balanced Wealth Strategy                         $ 273,845
AllianceBernstein Wealth Preservation Strategy                     $  80,119
AllianceBernstein Tax-Managed Wealth Appreciation Strategy         $  38,125
AllianceBernstein Tax-Managed Balanced Wealth Strategy             $  98,586
AllianceBernstein Tax-Managed Wealth Preservation Strategy         $  39,024


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for each Fund during the Funds' most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                     12b-1 Fee
Fund                                                 Received*    CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy      $   746,186     $  53,336
AllianceBernstein Balanced Wealth Strategy          $ 1,269,137     $ 119,394
AllianceBernstein Wealth Preservation Strategy      $   443,659     $  51,616
AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy                             $   200,031     $  13,573
AllianceBernstein Tax-Managed Balanced
  Wealth Strategy                                   $   803,732     $  71,217
AllianceBernstein Tax-Managed Wealth
  Preservation Strategy                             $   743,512     $ 120,868

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.


*  12b-1 amounts are gross amounts paid to ABIRM.


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 129


AGIS received the following fees from the Funds in the most recent fiscal year:

Fund                                                                AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy                     $ 115,000
AllianceBernstein Balanced Wealth Strategy                         $ 151,000
AllianceBernstein Wealth Preservation Strategy                     $  66,000
AllianceBernstein Tax-Managed Wealth Appreciation Strategy         $  20,000
AllianceBernstein Tax-Managed Balanced Wealth Strategy             $ 225,000
AllianceBernstein Tax-Managed Wealth Preservation Strategy         $ 143,000

The Funds effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Funds' recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Funds is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules for the Funds reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively


_______________________________________________________________________________

130 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


manage the Funds and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds relative to its Lipper universe:

                                                            Performance Year
                                                Rank in Performance Universe for Periods
                                                          Ended March 31, 2005
-------------------------------------------------------------------------------------------------
Fund                                        1               3              5             10
-------------------------------------------------------------------------------------------------
AllianceBernstein Wealth
  Appreciation Strategy                  12/16             N/A            N/A            N/A
                                        (1 Year)
                                         11/14
                                      (Inception)
AllianceBernstein Balanced
  Wealth Strategy                       48/129             N/A            N/A            N/A
                                        (1 Year)
                                        50/112
                                      (Inception)
AllianceBernstein Wealth
  Preservation Strategy                  30/46             N/A            N/A            N/A
                                        (1 Year)
                                         27/36
                                      (Inception)
AllianceBernstein Tax-Managed
  Wealth Appreciation Strategy           11/16             N/A            N/A            N/A
                                        (1 Year)
                                         12/14
                                      (Inception)
AllianceBernstein Tax-Managed
  Balanced Wealth Strategy              86/130           77/97          76/85          40/50

AllianceBernstein Tax-Managed
  Wealth Preservation Strategy           38/46           22/28          20/23           7/10


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


_______________________________________________________________________________

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 131


NOTES


_______________________________________________________________________________

132 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


TAXMANWEALSTRATAR0805

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                             Audit     Audit-Related      Tax
                                              Fees          Fees          Fees
                                            --------   -------------   --------
AllianceBernstein Balanced
Wealth Strategy*                    2004    $ 38,000      $ 3,420      $ 14,900
                                    2005    $ 28,000      $ 1,620      $ 39,575
AllianceBernstein Wealth
Appreciation Strategy*              2004    $ 36,000      $ 3,340      $ 14,900
                                    2005    $ 28,000      $ 1,620      $ 39,575
AllianceBernstein Wealth
Preservation Strategy*              2004    $ 38,000      $ 3,420      $ 14,900
                                    2005    $ 28,000      $ 1,620      $ 39,575
AllianceBernstein Tax-Managed
Balanced Wealth Strategy            2004    $ 38,000      $ 2,616      $ 26,000
                                    2005    $ 42,000      $ 2,180      $ 20,175
AllianceBernstein Tax-Managed
Wealth Appreciation Strategy*       2004    $ 36,000      $ 2,840      $ 14,900
                                    2005    $ 42,000      $ 2,180      $  9,025
AllianceBernstein Tax-Managed
Wealth Preservation Strategy        2004    $ 38,000      $ 2,920      $ 22,500
                                    2005    $ 42,000      $ 2,180      $ 20,175

* Commenced operations on September 2, 2003.

(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):


                                                                                     Total Amount of
                                                                                   Foregoing Column Pre-
                                                                                   approved by the Audit
                                                          All Fees for                   Committee
                                                       Non-Audit Services          (Portion Comprised of
                                                         Provided to the            Audit Related Fees)
                                                     Portfolio, the Adviser        (Portion Comprised of
                                                     and Service Affiliates              Tax Fees)
                                                     ---------------------         ---------------------
AllianceBernstein Balanced
Wealth Strategy*                         2004                $748,388                    [$18,320]
                                                                                         ($ 3,420)
                                                                                         ($14,900)

                                         2005                $843,970                    [$41,195]
                                                                                         ($ 1,620)
                                                                                         ($39,575)
AllianceBernstein Wealth
Appreciation Strategy*                   2004                $748,308                    [$18,240]
                                                                                         ($ 3,340)
                                                                                         ($14,900)

                                         2005                $843,970                    [$41,195]
                                                                                         ($ 1,620)
                                                                                         ($39,575)
AllianceBernstein Wealth
Preservation Strategy*                   2004                $748,388                    [$18,320]
                                                                                         ($ 3,420)
                                                                                         ($14,900)

                                         2005                $843,970                    [$41,195]
                                                                                         ($ 1,620)
                                                                                         ($39,575)
AllianceBernstein Tax-Managed
Balanced Wealth Strategy                 2004                $758,684                    [$28,616]
                                                                                         ($ 2,616)
                                                                                         ($26,000)

                                         2005                $825,130                    [$22,355]
                                                                                         ($ 2,180)
                                                                                         ($20,175)
AllianceBernstein Tax-Managed
Wealth Appreciation Strategy*            2004                $747,808                    [$17,740]
                                                                                         ($ 2,840)
                                                                                         ($14,900)

                                         2005                $813,980                    [$11,205]
                                                                                         ($ 2,180)
                                                                                         ($ 9,025)
AllianceBernstein Tax-Managed
Wealth Preservation Strategy             2004                $755,488                    [$25,420]
                                                                                         ($ 2,920)
                                                                                         ($22,500)

                                         2005                $825,130                    [$22,355]
                                                                                         ($ 2,180)
                                                                                         ($20,175)

* Commenced operations on September 2, 2003.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------

12 (a) (1)      Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: October 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: October 28, 2005

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: October 28, 2005